UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06318
CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of registrant as specified in charter)
2000 Westchester Avenue
Purchase, NY 10577
(Address of principal executive offices)(Zip code)
CT Corp
155 Federal Street Suite 700
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 374-9999
Date of fiscal year end:
8/31
Date of reporting period:
8/31/2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group
Capital Markets Funds
                          TRAK®

Annual Report
>> August 31, 2010

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Consulting Group
Capital Markets Funds

Dear Shareholder,

Global financial markets overcame the ebbs and flows of investor sentiment and moved higher over the twelve-month annual reporting period ended August 31, 2010. After beginning the first half of the fiscal reporting period with generally advancing prices, U.S. and international equity markets experienced a retrenchment during the second half of the period. European sovereign debt unease and concerns over the global economic recovery were among the headwinds that impacted both stock and bond markets worldwide. The Consulting Group Capital Markets (“CGCM”) Funds generally emerged from this one-year fiscal performance period ended August 31, 2010, with respectable single- and double-digit percent gains, despite a challenging, bumpy ride.

As measured by the performance of respective domestic Russell equity market indices beginning August 31, 2009, through August 31, 2010, mid-capitalization (“mid cap”) stocks generally outperformed small-and large-capitalization (“small cap” and “large cap”, respectively) stocks from a market capitalization standpoint. At the same time, U.S. small and large cap growth stocks generated total returns above their value counterparts, while within the mid cap segment, value stocks typically outperformed growth. The Russell 3000® Indexi, a broad measure of the U.S. equity market and not specifically the benchmark of any CGCM fund, increased +5.6% in the fiscal period. With the exception of the Financials sector -3.8%, nine of ten economic sectors within the Russell 3000® Index generated a positive absolute return during the twelve-month performance period. The Consumer Discretionary sector, with a return of +16.4%, was the top performer, followed by the Telecommunication Services +14.4% and Industrials +13.3% sectors. The Russell 3000® Index’s largest sector-level constituents, including Information Technology, Financials, and Health Care, were among the sectors that endured absolute declines during the market pullback in the second half of the fiscal year and trailed over the one-year time frame ended August 31, 2010.

After a promising start in the first four-month performance period of the fiscal year, international equities subsequently experienced a market sell-off in 2010. Developed equity markets outside of the U.S. as represented by the MSCI EAFE® Indexii (Net) lost -2.3% in the twelve-months ending August 2010. In addition, returns during the fiscal period were also impacted by the fluctuating performance of the U.S. dollar. Although developing markets also experienced periods of volatility, emerging markets rallied in the last three-months of the fiscal year. The MSCI Emerging Markets Indexiii (Net) rose +6.5% in the three-month period ending August 2010 and ended the annual reporting period with a gain of +18.0%.

Declining yields and rising prices during the fiscal year benefited fixed income returns, but global bond markets were not immune to the swings in investor sentiment. The Citigroup Non-U.S. Dollar World Government Bond Indexiv ex-US (Hedged) returned +5.9% while the unhedged version of this index, which reflects the impact of the changing value of the U.S. dollar, increased +3.9%. The Barclays Capital U.S. Aggregate BondTMIndexv, a broad barometer of the U.S. bond market, was up +9.2% in the period. Riskier and lower-quality corporate bonds and high yield bonds (which are below investment grade) posted even higher gains during the fiscal year. The Barclays Capital U.S. High Yield Indexvi generated a one-year total return of +21.5%. Tax-exempt municipal bonds also benefited from higher prices in the fiscal reporting period as the broad-based Barclays Capital U.S. Municipal Bond Indexvii rose +9.8%. Returns on money market investments remained low in the period, reflecting the short-term yield interest rate environment.

CONSULTING GROUP CAPITAL MARKETS FUNDS

I

Large Capitalization Growth Investments advanced +6.3% in the fiscal period, marginally ahead of the Russell 1000® Growth Indexviii +6.1% and higher than the total return performance of the average mutual fund included in Lipper’s Large-Cap Growth investment categoryix+3.9%. Favorable security picks in the Energy (oil gas & consumable fuels), Information Technology (computers & peripherals), and Consumer Discretionary (internet retail, automobiles) sectors helped performance in the twelve-month period. The sub-advisers are Westfield Capital Management Company, L.P., Delaware Management Company, Wells Capital Management Inc., and Frontier Capital Management Co., LLC.

Large Capitalization Value Equity Investments returned +5.7% on a total return basis in the fiscal period and outperformed both the Russell 1000® Value Indexx +5.0% and the average mutual fund included in Lipper’s Large-Cap Value investment categoryxi +2.1%. An underweight exposure to the Financials sector combined with favorable security selections in the Financials (capital markets), Materials (containers & packaging, chemicals), and Telecommunication Services sectors aided returns in the annual performance period. In February 2010, the CGCM Funds’ Board of Trustees approved the establishment of new target sub-adviser investment allocations and the addition of a new traditional value equity sub-adviser, HGK Asset Management, Inc. (“HGK”). In addition to HGK, the sub-advisers are NFJ Investment Group LLC, Cambiar Investors LLC, Cullen Capital Management, LLC, and Artisan Partners Limited Partnership.

Small Capitalization Growth Investments generated a total return of +12.6% for the fiscal period. The absolute performance of the fund over this period was above the returns of the Russell 2000® Growth Indexxii +7.2% and the average mutual fund included in Lipper’s Small-Cap Growth investment categoryxiii +8.5%. An overweight allocation to the Energy sector combined with stock picks in the Health Care (biotechnology), Industrials (machinery), and Information Technology (computers & peripherals) sectors had a positive impact on relative returns. The sub-advisers are Westfield Capital Management Company, L.P., and Wall Street Associates.

Small Capitalization Value Equity Investments climbed +11.4% in the twelve-month performance period. Relative returns exceeded the Russell 2000® Value Indexxiv +6.1% and the average mutual fund included in Lipper’s Small-Cap Value investment categoryxv +7.6%. Positive contributions from both sector allocations (overweight Materials and underweight Financials) and stock selections in the Information Technology (IT Services, electronic equipment instruments & components), Industrials (commercial services & supplies), Consumer Staples (food & staples retailing), and Energy (oil gas & consumable fuels) sectors favorably affected relative performance in the fiscal period. The sub-advisers are NFJ Investment Group LLC, Delaware Management Company, and Rutabaga Capital Management LLC.

International Equity Investments posted a return of +3.1%, outpacing the -2.3% return of the MSCI EAFE® Index as well as the -1.2% decline of the average mutual fund included in Lipper’s International Large-Cap Core investment categoryxvi. An underweight allocation to the Financials sector, combined with stock selections in the Financials (commercial banks), Energy (oil gas & consumable fuels), and Information Technology (semiconductors & semiconductor equipment, internet software & services) sectors added to returns over the twelve-month performance period. Contributions to yearly performance also came from country positioning, namely an underweight allocation to Japan as well as exposure to selective emerging markets (China, Brazil). The sub-advisers are Philadelphia International Advisors L.P., Schroder Investment Management North America Inc., Thornburg Investment Management, Inc., and Marsico Capital Management, LLC.

Emerging Markets Equity Investments rose +16.7% over the fiscal period, compared to the +18.0% increase in the MSCI Emerging Markets Index and the +17.7% gain for the average mutual fund included in Lipper’s Emerging Markets investment categoryxvii. An underweight exposure to the Materials sector, in addition to, stock picks in the Materials (metals & mining) and Consumer Staples (beverages) sectors held back returns in the twelve-month performance period. Selective investments in Russia also contributed to the performance shortfall. The sub-advisers are SSgA Funds Management, Inc., Newgate Capital Management LLC, and Lazard Asset Management LLC.

Core Fixed Income Investments generated a +12.9% total return over the fiscal reporting period, beating the +9.2% advance of the Barclays Capital U.S. Aggregate BondTMIndex and the +11.3% gain of the average mutual fund included in Lipper’s Intermediate Investment Grade Debt Funds investment categoryxviii. In the one-year

II

period, a combination of sector (investment grade and high yield), international, and bond selection decisions positively affected relative returns. The sub-advisers are Pacific Investment Management Company LLC, BlackRock Financial Management, Inc, Metropolitan West Asset Management, LLC, and Western Asset Management Company.

High Yield Investments posted a +20.4% total return in the fiscal period, ahead of the +19.0% increase for the average mutual fund included in Lipper’s High Current Yield Funds investment categoryxix, but below the +21.5% return of the Barclays Capital U.S. High Yield Index. Contributions from bond security selections were offset by interest rate management (short duration) and sector selection decisions which, on the aggregate, detracted from relative returns in the period. The sub-advisers are Western Asset Management Company and PENN Capital Management Co., Inc.

International Fixed Income Investments advanced +13.6% over the twelve-month fiscal period, as compared to the Citigroup Non-U.S. Dollar World Government Bond Index (Hedged) return of +5.9% and the +6.6 gain for the average mutual fund included in Lipper’s International Income Funds investment categoryxx. Relative returns over the period were impacted by contributions from long duration positioning, bond and sector selections, emerging markets exposure, the performance of the U.S. dollar, and the portfolio’s mandate to hedge (minimum 80%) foreign currency exposure. Notably, the mutual funds included in Lipper’s investment category include funds that may or may not hedge their foreign currency exposure. The sub-adviser is Pacific Investment Management Company LLC.

Municipal Bond Investments rose +9.6% on an absolute basis in the fiscal period, compared to the +9.8% return of the Barclays Capital U.S. Municipal Bond Index and the +10.3% gain of the average mutual fund included in Lipper’s General Municipal Debt Funds investment categoryxxi. During the year, an underweight to lower quality sectors held back the relative returns of McDonnell Investment Management LLC, the fund’s sole sub-adviser, as lower quality bonds outperformed higher quality bonds. The search by investors for higher yields generally boosted the demand for issues further out on a quality scale.

Although favorable or adverse financial market gyrations in reaction to economic news or other events can be unsettling at times, investors should remain focused on the long-term. During such instances, maintaining a disciplined, long-term asset allocation investment approach with proper diversification as its foundation is critical and can help to lower the associated risks with investing in a single asset class. Investors should bear in mind that market volatility can provide opportunities for long-term oriented investors. In this regard, the strategic and tactical investment ideas put forth by Morgan Stanley Smith Barney strategists may be of assistance in positioning portfolios and also, presenting timely opportunities. The Morgan Stanley Smith Barney Global Investment Committee offers tactical and strategic allocations that span a variety of asset classes for differing investment objectives. As always, we urge you to discuss your own particular individual investment needs with your Financial Advisor.

We thank you for your continued confidence in Morgan Stanley Smith Barney and support as shareholders of the CGCM Funds.

Sincerely,

James J. Tracy
Chief Executive Officer

October 12, 2010

III

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

The Funds are only available to investors participating in MSSB approved advisory programs. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the Funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

[i]	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
ii	The MSCI EAFE® Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® Index is a registered trademark of MSCI Inc.
iii	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
iv	The Citigroup Non-U.S. Dollar World Government Bond Index-Hedged is a market capitalization weighted index that is designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
[v]	The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Barclays Capital U.S. Aggregate Index is a trademark of Barclays Capital.
vi	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
vii	The Barclays Capital U.S. Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.
viii	The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
ix	The Lipper’s Large-Cap Growth Investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
[x]	The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 1000® Index is a registered trademark of the Frank Russell Company.
xi	The Lipper’s Large-Cap Value Investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.
xii	The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 2000® Index is a registered trademark of the Frank Russell Company.
xiii	The Lipper’s Small-Cap Growth Investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
xiv	The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
xv	The Lipper’s Small-Cap Value Investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
xvi	The Lipper’s International Large-Cap Core Investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.
xvii	The Lipper’s Emerging Markets Investment category — Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
xviii	The Lipper’s Intermediate Investment Grade Debt Funds investment category – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.
xix	The Lipper’s High Current Yield Funds investment category – Funds that aim to provide a high level of current yield from fixed income securities, with a substantial portion in medium- or lower-grade debt issues. The funds may invest in high-yielding government bonds (typically, of developing markets or higher-yielding OECD countries), corporate and municipal bonds, eurobonds, convertible bonds, and preferred shares.
xx	The Lipper’s International Income Funds investment category – Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.
xxi	The Lipper’s General Municipal Debt Funds investment category – Funds that invest primarily in municipal debt issues in the top four credit ratings.

IV

Performance of the Consulting Group Capital Markets Funds
For the Year Ended August 31, 2010†* (unaudited)

Large Capitalization Growth Investments	6.30%
Russell 1000® Growth Index (1)	6.14

Large Capitalization Value Equity Investments	5.67
Russell 1000® Value Index (2)	4.96

Small Capitalization Growth Investments	12.55
Russell 2000® Growth Index (3)	7.16

Small Capitalization Value Equity Investments	11.35
Russell 2000® Value Index (4)	6.06

International Equity Investments	3.12
MSCI EAFE® Index (5)	(2.34)

Emerging Markets Equity Investments	16.69
MSCI Emerging Markets Index (6)	18.02

Core Fixed Income Investments	12.93
Barclays Capital U.S. Aggregate Bondtm Index (7)	9.18

High Yield Investments	20.41
Barclays Capital U.S. High Yield Index (8)	21.52

International Fixed Income Investments	13.55
Citigroup Non-U.S. Dollar World Government Bond Index — Hedged and Unhedged (9)	5.85

Municipal Bond Investments	9.59
Barclays Capital U.S. Municipal Bond Index (10)	9.78

Money Market Investments**	0.85
90-day Treasury Bill Index	0.11

See pages 28 through 29 for all footnotes

V

Large Capitalization Growth Investments

About the Subadvisers

•	Delaware Management Company (“Delaware”)
Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $684 million to $301 billion as of August 31, 2010, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management, Inc. (“WellsCap”)
WellsCap employs both proprietary screens and intensive grassroots research in order to identify high-growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

For the period of September 1, 2009, through August 31, 2010, the Sub-advisers for CGCM Large Cap Growth Investments (“Fund”) were Delaware Management Company (“Delaware”), Wells Capital Management, Inc. (“WellsCap”), Westfield Capital Management Company, L.P. (“Westfield”) and Frontier Capital Management Co., LLC (“Frontier”).

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark, the Russell 1000® Growth Index, during the one-year period ended August 31, 2010. In line with Delaware’s concentrated portfolio approach, stock selection drove the majority of the Fund’s performance. Solid stock selection in the Technology and Consumer Discretionary sectors was meaningful to returns. Stock selection also helped performance in the Energy sector despite the Fund’s underweight. Delaware tends to avoid many stocks in the traditionally cyclical sectors in which a commodity price or the magnitude of an economic cycle is the key driver of the company’s results. However, during the period, Delaware owned an Energy sector company that fit its investment template of businesses it viewed as having sustainable competitive advantages that could help manage effectively through a variety of economic cycles.

The portion of the Fund managed by WellsCap outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. The U.S. economic recovery proved to be uneven through the year. Although manufacturing activity and corporate earnings growth exhibited positive trends, unemployment remained high, credit conditions remained strained, and sovereign debt risks increased. Investor sentiment created a challenging environment for bottom-up security selection. Navigating through this environment required maintaining a consistent and disciplined process of bottom-up research and security selection in areas that could sustain above average growth. As a result, stock selection in the Consumer Discretionary, Telecommunications Services and Energy sectors contributed to outperformance. Identifying growth trends in a recovering economy was essential with Internet Retail, Automobiles and Media stocks rallying in the face of improving demand with a recovery and market share gains in automobiles, increased advertising spending for media stocks and a broader secular growth theme of increased online spending by consumers. Crude oil exposed exploration and production companies presented additional opportunities for contribution as crude oil prices stabilized. Increased capital spending by wireless carriers to enhance their networks’ robustness produced additional upside for the wireless tower industry. Volatility and wild swings in investor sentiment in some sectors presented an investment challenge. Stock selection in the Consumer Staples sector and within the Communications Equipment industry provided a modest headwind.

The portion of the Fund managed by Westfield underperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Healthcare had the most negative impact on the portfolio’s relative returns. Pharmaceutical and biotechnology stocks suffered from ongoing economic uncertainty and fears related to healthcare reform. In Energy, stock selection within the oil gas & consumable fuels industry was a source of particular strength. Within Information Technology, an overweight of the outperforming computers & peripherals industry and positive stock selection within electronic equipment instruments & components were sources of relative strength. Industrials stocks in the electrical equipment and aerospace & defense industries led the strength in that sector. The majority of companies within the Industrials sector delivered solid revenue growth and upbeat future earnings outlooks in the first half of 2010. Westfield considers select Industrial companies among the best investment

•	Westfield Capital Management Company, L.P. (“Westfield”)
Westfield uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

•	Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. They believe that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess 1) improving business models, 2) unrecognized earnings power and 3) attractive valuations.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large Cap Growth Fund Index.12

candidates given their attractive valuations, generally high operating leverage and opportunities for margin expansion. Westfield’s lack of exposure to the most cyclically sensitive industries within the Materials sector helped buffer the portfolio from the relative weakness experienced from its overweight to agriculture-related holdings.

The portion of the Fund managed by Frontier underperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Relative performance was hindered by the performance of Consumer Discretionary and Healthcare stocks during the late spring and summer of 2010 as persistent unemployment led to a seeming “double-dip” in consumer behavior. This impacted traditional retailers and healthcare spending broadly. Momentum in consumer spending slowed substantially and led to uncharacteristic cyclical behavior in previously non-discretionary spending areas such as healthcare. Unanticipated declines in healthcare spending (e.g., visitations, hospital stays, procedures, test volumes) were strong indicators of widespread consumer stress. The sharp slowdown in consumer behavior also impacted a number of financial holdings, as credit card spending slowed for transaction processors and funds flow for asset managers came to a halt. Setbacks in these three sectors for related reasons offset gains in Technology, Energy, and Utilities. While economic growth likely will remain subdued as personal savings continue to rise amidst a challenging job market, Frontier remains focused on companies that continue sustained earnings improvement driven by favorable secular demand, market share gains in growth markets, innovative products, and long-term margin expansion opportunity. Frontier believes that such businesses will be accorded premium equity valuations over time.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	5.97%	4.37%
10 year	(5.12)	(6.55)
5 year	(0.65)	(2.17)
3 year	(7.26)	(8.71)
1 year	6.30	4.50

See pages 28 through 29 for all footnotes

Large Capitalization Value Equity Investments

About the Subadvisers

•	Cambiar Investors, LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•	NFJ Investment Group, LLC (“NFJ”)
The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

•	Artisan Partners Limited Partnership (“Artisan”)
The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long-term.

For the period from September 1, 2009, through August 31, 2010, the Sub-advisers for Large Capitalization Value Equity Investments (“Fund”) were Cambiar Investors, LLC (“Cambiar”), NFJ Investment Group, LLC (“NFJ”), Cullen Capital Management, LLC (“Cullen”) and Artisan Partners Limited Partnership (“Artisan”). Additionally, HGK Asset Management, Inc. (“HGK”) became a Fund sub-adviser in March 2010.

The portion of the Fund managed by Cambiar outperformed the Fund’s benchmark, the Russell 1000® Value Index, for the one-year period ended August 31, 2010. Cambiar’s relative outperformance resulted primarily from positive sector and stock selection. The portfolio continued to benefit from its underweight to Financials, particularly credit sensitive banks as well as its stock selection in other Financials such as asset management and insurance. While an overweight position in Industrials had a slight negative effect on the portfolio, Cambiar’s positive stock selection compensated for the increased allocation. Additionally, the portfolio benefited from positive stock selection in Consumer Discretionary stocks. Cambiar’s Technology position was the biggest detractor in the portfolio. Similar to other cyclical sectors, Technology correlates to the direction of the economy. Technology stocks tend to lag when sentiment turns negative toward the outlook for an economic recovery. While Cambiar would agree that the trajectory of the recovery is slowing, the valuations of its Technology holdings imply zero or negative growth in many cases. Cambiar does not concur, and as such intends to stay the course. After lagging their peers during the market rally, more defensive sectors such as Utilities and Telecommunications proved their mettle by holding up during this time period. Cambiar’s absence from these sectors was a subsequent detractor to the portfolio.

The portion of the Fund managed by NFJ outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. NFJ’s investment strategy held up well in a volatile market environment, especially during down markets due to its emphasis on dividend-paying stocks and diversification across multiple industries. Outperformance resulted from positive stock selection in the Financials, Consumer Staples, and Information Technology sectors. NFJ’s lack of exposure to Diversified Financials was beneficial, as the industry was the weakest of the sectors. On an absolute basis, issue selection was strongest in Consumer Staples and Telecommunications, in which holdings generated double-digit returns. Deviations in sector weights relative to the benchmark are a result of broad diversification guidelines and fallout from the investment process employed by NFJ’s investment team. During the period, a significant underweight to Financials was favorable. The Financials sector has been plagued by poor price momentum, weak balance sheets, and little to no dividend yields, any of which can preclude investment. Notably, these factors are starting to show improvement. The portfolio’s valuation remains low relative to the benchmark, with an above-average dividend yield and emphasis on high quality — visible earnings, balance sheet strength, consistency in operating cash flows, and capital expenditure requirements, each of which NFJ believes are important considerations in maintaining favorable returns and consistent dividend growth over the longer term. Without further government intervention, NFJ expects a continuation of the volatile sideways market. In such an environment, dividend-paying companies with strong balance sheets and low valuations may be poised for outperformance.

The portion of the Fund managed by Cullen outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Following the interim peak in the market in April 2010, equities entered a corrective phase with stocks declining in

•	Cullen Capital Management, LLC (“Cullen”)
Cullen is a boutique investment adviser who has specialized in value investing since 1983. Cullen utilizes a disciplined approach in constructing investment portfolios. Individual securities are first screened for attractive price to earnings and price to book ratios as well as high absolute dividend yields. Dividend yields, payout ratios and dividend policies of screened securities are then reviewed to ensure the company can maintain and grow the dividend. Additionally, an independent assessment of the company is made through financial analysis, comparative and competitive evaluation, and management capabilities to specifically identify catalysts to encourage above average earnings and dividend growth over the anticipated three-to-five year investment horizon.

•	HGK Asset Management, Inc. (“HGK”)
HGK Asset Management invests in undervalued securities through disciplined, fundamentally driven quantitative and qualitative security analysis. This analysis is coupled with a risk adverse approach to portfolio construction. HGK’s value driven domestic equity investment process has been employed in its current form since 1991. The equity team screens for disciplined companies with improving cash flows selling below their discounted present value. Rigorous qualitative fundamental analysis is applied to make the final security selection. During this analysis, the equity team focuses on undervalued companies that operate from a position of competitive advantage and whose management teams understand the principles of shareholder wealth creation.

three of the last four months of the one-year period. Cullen’s lack of exposure to cyclical sectors, which hurt relative returns in the initial rally from the March 2009 lows, boosted returns in the four months ended August 31, 2010, especially its underweights in Materials, Consumer Discretionary and Financials. The portfolio positions in these sectors outperformed their respective benchmarks over the fiscal year. Conversely, Cullen’s overweights to Consumer Staples and Healthcare, which would be considered defensive and deflation-resistant, have been strong contributors to relative returns. In addition to the overweights, stock selection in both sectors outperformed the benchmark. Telecommunications Services, which is another economically resistant sector, significantly outperformed the benchmark. Cullen benefited from its stock selection in Industrials while maintaining a benchmark weight over the fiscal year. Utilities were at benchmark weight, as well, but experienced greater returns. While Cullen’s exposure to Technology was in line with the benchmark, its security selection was lacking and detracted from performance. It should be noted that over the fiscal year, the portfolio saw a resurgence of dividend initiations and increases. In 2010 alone, 18 out of Cullen’s 30 holdings increased their dividend payouts. Year-over-year dividend growth for the portfolio averaged 7.8%.

The portion of the Fund managed by Artisan underperformed the Fund’s benchmark for the one-year period ended August 31, 2010. The portfolio’s outsized position in the Technology sector, the worst-performing sector in the benchmark, was its largest source of relative weakness. The portfolio’s Consumer Discretionary and Industrials stocks fell short of those in the benchmark, which also detracted from relative returns. Within the Industrials sector, the portfolio’s overweight position to the commercial and professional services industry held back relative performance given the weak employment market. Another negative factor was the portfolio’s lack of exposure to the Telecommunications and Materials sectors, two of the strongest-performing sectors in the benchmark. Within the Financials sector, the portfolio’s insurance holdings outperformed those in the benchmark and its lack of banking exposure helped relative returns, although the portfolio’s minimal investment in Real Estate Investment Trusts (REITs) more than offset the benefit. On the positive side, the portfolio’s oil and gas companies (Energy sector) and Healthcare stocks outperformed those in the benchmark, which added to relative performance. The portfolio’s underweight position to the Utilities sector was also a positive relative factor. The year ended August 31, 2010, was a volatile period for equities, but Artisan’s investment team believes that remaining dedicated to its investment process, focusing on companies that are undervalued and in solid financial condition with attractive business economics, will serve shareholders well over the long term.

HGK became a sub adviser in March 2010. For the period from March 30, 2010 through August 31, 2010, the portion of the Fund managed by HGK underperformed the Fund’s benchmark. Equity markets and stock price performance exhibited a reversal of sentiment from the historic rally following the market’s bottom in March 2009. HGK anticipated a more tepid economic recovery than the equity markets had priced in and held a more defensive stance towards the market. HGK’s underperformance was primarily a result of sector allocation decisions. The portfolio was positioned to be very defensive and underweight to Financial and Consumer Discretionary securities. HGK has been and continues to be defensively positioned, emphasizing companies and industries that are less dependent on economic growth and consumer spending. Larger, high-quality companies with strong balance sheets and low leverage are attractively valued, pricing in conservative expectations. The inherent strength of these types of companies will enable them to gain a competitive advantage versus financially weaker companies. They will have the ability to access capital, undertake expansion, and supplement their organic growth through acquisition. HGK favors the Consumer Staples, Healthcare and Utilities sectors. All three sectors are supported by attractive valuations and dividend yields, relatively inelastic demand, and lower correlation to a weak economy.

The following graph depicts the performance of Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large Cap Value Fund Index.11

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.26%	4.66%
10 year	0.50	(1.01)
5 year	(2.25)	(3.74)
3 year	(11.35)	(12.73)
1 year	5.67	3.88

See pages 28 through 29 for all footnotes

Small Capitalization Growth Investments

About the Subadvisers

•	Wall Street Associates (“WSA”)
WSA follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2009, through August 31, 2010, the Sub-advisers for the CGCM Small Cap Growth Investments (“Fund”) were Wall Street Associates (“WSA”), and Westfield Capital Management Company, L.P.(“Westfield”).

The portion of the Fund managed by WSA outperformed the Fund’s benchmark, the Russell 2000® Growth Index, for the one-year period ended August 31, 2010. Investments in the Technology sector provided the greatest absolute return for the period, as well as the greatest contribution to portfolio return. The portfolio benefited from an overweight position to the group, as well as stock selection. Within the sector, software as a service and storage companies were the most significant contributors to performance. Investments in the Energy sector were additive for the period, as the group rebounded along with recovering commodity prices. Despite the BP disaster in the Gulf of Mexico, stocks in this group posted double-digit returns led by oil service and equipment companies. The Consumer Discretionary sector provided strong performance through July, but declined dramatically in August amid fears of a slowing recovery and negative consumer sentiment. For the one-year period, the group posted lackluster returns. The Healthcare group faced political headwinds for much of the 12-month period as the reform bill was debated in Washington, though stocks have shown signs of life since its passage earlier in the year. Healthcare stocks in the benchmark were the only broad economic group to post a negative return for the fiscal year. However, the portfolio benefited from stock selection, led by medical equipment and biotech companies.

The portion of the Fund managed by Westfield outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Healthcare was the largest contributor to relative results, driven largely by successful security selection within the sector. The portfolio maintained an overweight position in biotechnology companies in which Westfield had high conviction, particularly therapeutics firms. Industrials also added meaningfully to performance. The majority of Industrial companies within the sector delivered solid revenue growth and upbeat future earnings outlooks in the first half of 2010. Westfield considers select Industrial companies among the best investment candidates given their attractive valuations, generally high operating leverage and opportunities for margin expansion. The portfolio’s investments in machinery, airlines and aerospace were among the strongest in the sector. The portfolio ran a sizeable overweight to Energy and Westfield’s position therein was auxiliary to relative results. Holdings in the oil and gas services segment were especially helpful. Information Technology also contributed to relative returns. Particularly, investments in software companies in the internet, application and systems markets all bolstered the sector’s relative returns. The portfolio’s positions in Materials and Financials were incrementally negative. Within Materials, negative relative performance in metals, mining and gold companies overshadowed strength in chemicals companies. In Financials, overweight exposures to investment banking/brokerage and regional banks hurt performance as uncertainty over regulatory reform created tailwinds for capital markets players.

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small Cap Growth Fund Index.14

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	7.64%	6.02%
10 year	(2.40)	(3.87)
5 year	(0.37)	(1.89)
3 year	(7.17)	(8.62)
1 year	12.55	10.64

See pages 28 through 29 for all footnotes

Small Capitalization Value Equity Investments

About the Subadvisers

•	Rutabaga Capital Management, LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group, LLC (“NFJ”)
NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“Delaware”)
Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purpose of the Fund’s 80% investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

For the period September 1, 2009, through August 31, 2010, the Sub-advisers for CGCM Small Cap Value Equity Investments (“Fund”) were Rutabaga Capital Management LLC (“Rutabaga”), NFJ Investment Group LLC (“NFJ”), and Delaware Management Company (“Delaware”).

The portion of the Fund managed by Rutabaga slightly outperformed the Fund’s benchmark, the Russell 2000® Value Index, for the one-year period ended August 31, 2010. Rutabaga’s portfolio benefited from strong performance from several Technology holdings in addition to several manufacturing companies that are restructuring their operations and cutting costs. Several newer portfolio positions underperformed during the year, but Rutabaga remains confident in their longer-term prospects. Since April 2010, the equity markets became weaker and more volatile as investors attempted to discern the global economy’s future path. Rutabaga has an active and deep new idea pipeline and believes the portfolio is well-positioned.

The portion of the Fund managed by NFJ outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. NFJ’s strategy held up well in a volatile market environment, especially during down markets, due to its emphasis on dividend-paying stocks and diversification across multiple industries. Outperformance may be attributed to better stock selection in all sectors, as well as sector weight deviations. Issue selection was strongest on an absolute and relative basis in Materials, Consumer Staples, Energy, and Utilities. Holdings in each sector generated double-digit returns over the period. Within Materials, the chemicals and metals & mining industries were most favorable. Within Consumer Staples, food-related industries contributed the most to outperformance. Deviations in sector weights relative to the benchmark are a result of broad diversification guidelines and fallout from the investment process employed by NFJ’s investment team. Its overweight in Materials and significant underweight in Financials were beneficial over the period. NFJ is expected to be underweight in Financials so long as the benchmark remains at its near 40% allocation. The portfolio’s valuation remains low relative to the benchmark, with an above-average dividend yield and emphasis on high quality — visible earnings, balance sheet strength, consistency in operating cash flows, and capital expenditure requirements, each of which NFJ believes are important considerations in maintaining favorable returns and consistent dividend growth over the longer term. Without further government intervention, NFJ expects a continuation of the volatile sideways market. In such an environment, dividend-paying companies with strong balance sheets and low valuation may be poised for outperformance.

The portion of the Fund managed by Delaware outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. That period was modestly positive for small cap value equities based upon the benchmark return of 6.05%. With the exception of Financial Services, Business Services, and Consumer Staples, all sectors within the benchmark posted positive returns, led by Real Estate Investment Trusts (“REITs”) and Energy, which returned 20.6% and 14.7%, respectively. Although economic growth was positive throughout the one-year timeframe, the recovery has been less robust than historical averages due primarily to continuing weakness in the overall housing market. Corporate profitability showed a good rebound and cash flow has been strong, especially considering the sub-par rebound in economic growth. Delaware began to see an increase in merger and acquisition activity that it believes is likely due to the significant cash on many corporations’ balance sheets. From a performance standpoint, overweights to Consumer Services, Basic Industries, Capital Spending, Energy, and Technology had a positive impact on performance, while an

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small Cap Value Fund Index.13

underweight to REITs had a negative impact. Overall stock selection had a significant positive impact on performance while sector weightings had a slight negative impact primarily due to the aforementioned REIT underweight.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	9.29%	7.65%
10 year	8.84	7.20
5 year	2.84	1.26
3 year	(2.75)	(4.26)
1 year	11.35	9.46

See pages 28 through 29 for all footnotes

International Equity Investments

About the Subadvisers

•	Schroder Investment Management North America, Inc. (“Schroder”)
Schroder uses a bottom-up growth oriented strategy for stock selection. Schroder employs a fundamental, research driven approach to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroder’s concentrated, “best ideas” portfolio blends both core and opportunistic holdings.

•	Philadelphia International Advisors LP (“PIA”)
PIA utilizes a fundamental bottom-up process and quantitative screening in its approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Thornburg Investment Management, Inc. (“Thornburg”)
Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace. Thornburg’s idea of value centers on its assessment of the intrinsic worth of an investment, as compared to today’s price, based on intensive fundamental research.

For the period of September 1, 2009, through August 31, 2010, the Sub-advisers for CGCM International Equity Investments (“Fund”) were Schroder Investment Management North America Inc. (“Schroder”), Philadelphia International Advisors LP (“PIA”), Thornburg Investment Management, Inc. (“Thornburg”) and Marsico Capital Management, LLC (“Marsico”).

The portion of the Fund managed by Schroder significantly outperformed the Fund’s benchmark, the MSCI EAFE® Index, for the one-year period ended August 31, 2010. Holdings in emerging markets contributed the most to relative performance, with Schroder’s portfolio selections benefiting from robust economic growth in these economies relative to the developed world. Schroder focuses on companies generating above-average growth through secular drivers such as demographic change and the challenges of mitigating climate change. In addition, it invests in global, non-US companies that are generating growth from the rapid increase in demand for consumer goods and services in emerging markets. Emerging market Financials in particular added value; Schroder’s investment picks fall into three sub-sectors: banks, insurers, and mutual funds/asset managers. Names such as Shriram Transport Finance in India, Itau Unibanco in Brazil, Industrial & Commercial Bank of China, Kasikornbank Public Co., Ltd., NVDR in Thailand and Ping An Insurance in China all added value. Financials also added most at the cross-regional sector level, as Schroder focused on banks and insurers with strong balance sheets and avoided developed market banks which are vulnerable to sovereign debt contagion risk. In particular, a cautious approach in Europe contributed to relative performance. Energy was also a strong contributor. Schroder did not hold BP, while its holdings in Cairn Energy, Niko Resources, AMEC and Suncor all performed well.

The portion of the Fund managed by PIA outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Over the first half of the period, valuation disparities across markets and sectors continued to normalize creating a favorable environment for PIA’s investment focus on valuation. In particular, security selection in the Financial and Industrial sectors was strong. Cyclical companies within the Industrial sector such as SembCorp Industries Ltd. and Assa Abloy AB performed well and contributed greatly to portfolio outperformance. Within the Energy sector, Petrofac Ltd., an oil services company focused on the onshore Middle Eastern market, was also a top performer. The portfolio’s allocation to emerging markets and small cap stocks also aided returns on both an absolute and relative basis. Within developed markets, stock selection was strong across Continental Europe, Japan, and the UK. These positive results more than offset the portfolio’s underweight to the richly priced Australian market, which outperformed the overall market during the period. In addition to the underweight to Australia, the portfolio’s overweight to Greek stocks also detracted from net returns as that nation’s sovereign debt crisis loomed large in the second half of the period.

The portion of the Fund managed by Thornburg outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Stock selection drove this outperformance. Top performers included ARM Holdings, Novo Nordisk AS, LVMH Moet Hennessy Louis Vuitton (“LVMH”) and Canadian National (“CN”) Railway. ARM Holdings’ strong performance reflected the potential benefits from volume growth in smartphone handsets worldwide as consumers prioritize personal communications within their household budgets. Novo Nordisk continues to innovate in both product and delivery mechanisms for diabetics. Recent approval of a new treatment of Type II diabetes should bode well for the company’s sales pipeline. In the Consumer Discretionary sector, leading luxury goods designer LVMH

•	Marsico Capital Management, LLC (“Marsico”)
Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

benefited from the resumption of growth in most emerging markets during the period. Thornburg believes it is encouraging for the global economy that CN is increasing car loadings for commodity and intermodal traffic in Asia and North America. Import-export activity (grains, forest products, minerals, containers) is an important part of their business. In addition, Thornburg’s sale of its BP position soon after the oil spill in the Gulf of Mexico helped performance on a relative basis. Detractors during the quarter included European financial institutions, reflecting continued fallout from the Greek fiscal crisis and worries over the potential for similar problems in other European economies. Currency volatility had a meaningful impact on returns during the period, with the Euro declining roughly 12% versus the USD. The National Bank of Greece (sold), BNP Paribas, and Intesa Sanpaolo, were among the most disappointing performers.

The portion of the Fund managed by Marsico outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Stock selection in the Energy sector was the largest positive performance contributor. Positions in Brazil-based oil and gas exploration companies OGX Petroleo e Gas Participacoes S.A. and Petroleo Brasileiro S.A. (“Petrobras”) were among the largest individual contributors in the period. Notably, Petrobras was sold during the period. Positions in the Consumer Discretionary sector provided a boost to performance, as well. In particular, Brazil-based real estate developer PDG Realty S.A. and Chinese travel services company Ctrip.com added to returns. Stock selection in the Software & Services and Banks industry groups also proved advantageous. Other individual holdings that contributed positively to returns included Vale S.A., ICICI Bank Ltd., Anheuser-Busch InBev, Nestle S.A., and Novo Nordisk AS. Stock selection in the capital goods industry was the largest performance detractor. Positions in wind turbine manufacturers Gamesa Corporacion Tecnologica S.A., and power generation and rail infrastructure company Alstom S.A. negatively impacted results and were sold during the period. Although active currency management is not a central facet of Marsico’s investment process, currency fluctuations may at times impact the portfolio’s performance. For the period, currency fluctuations had a material, negative effect on performance results relative to the benchmark as Marsico’s portion of the Fund was underweighted to Japan and Australia, whose respective currencies appreciated substantially versus the USD and other major currencies. Other individual holdings that detracted from returns included Mizuho Financial Group Inc., Banco Bilbao Vizcaya Argentaria S.A., Lonza Group AG (sold), Research In Motion Ltd. (sold), and AXA S.A.

The following graph depicts the performance of International Equity Investments vs. the MSCI EAFE® Index5 and the Lipper International Large Cap Core Fund Index.15

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	5.11%	3.53%
10 year	0.43	(1.08)
5 year	1.12	(0.43)
3 year	(9.94)	(11.35)
1 year	3.12	1.37

See pages 28 through 29 for all footnotes

Emerging Markets Equity Investments

About the Subadvisers

•	SSgA Funds Management, Inc. (“SSgA”)
Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management, LLC (“Newgate”)
Newgate Capital Management LLC (“Newgate”) Newgate seeks long-term growth of capital by using a top-down value approach to identify undervalued countries, regions and sectors. Newgate incorporates geopolitical and macroeconomic factors into its strategy through fundamental quantitative analysis and more than 150 years combined investment experience of its professionals.

•	Lazard Asset Management, LLC (“Lazard”)
Tracing its history back to 1848, Lazard has long maintained a pre-eminent position in the world’s financial marketplace. Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 235 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from our network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

For the period of September 1, 2009, through August 31, 2010, the Sub-advisers for the CGCM Emerging Markets Equity Investments (“Fund”) were SSgA Funds Management, Inc. (“SSgA”), Newgate Capital Management LLC (“Newgate”), and Lazard Asset Management LLC (“Lazard”).

The portion of the Fund managed by SSgA outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the one-year period ended August 31, 2010. SSgA utilizes both a country selection and a stock selection model in its investment selection process. SSgA’s outperformance for the fiscal year largely resulted from stock selection, while country selection was mildly negative. Stock selection was strong in Brazil, Korea and India. The portfolio benefited from overweight positions to the Indonesian and Turkish markets, both of which performed well during the fiscal period. The portfolio was hurt by underweight positions to Chile and Malaysia. Markets stabilized and returned to more normal conditions during the fiscal year. During 2009, emerging market equities as represented by the MSCI Emerging Markets Index, posted gains of 78.5%. Four markets posted 100%+ returns (Indonesia, India, Brazil, and Russia). As 2009 ended, state-run Dubai World announced that it wanted to delay and/or restructure approximately $26 billion of its debt, and at the beginning of 2010, the benchmark was down about 25% from its peak in November 2007. Additionally, Greek debt issues, Spanish banks and other peripheral markets helped global equity markets to fall. Emerging markets experienced collateral damage through May with its proximity to Europe. Central European markets were negatively affected by the European debt crisis and Russia posted losses as oil prices fell. As the second quarter of 2010 progressed, markets eventually calmed but ongoing concerns of a global slowdown continued to weigh on investor sentiment.

The portion of the Fund managed by Newgate underperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Emerging economies and stock markets led the global economic recovery during the fiscal year. Emerging economies were resilient, as relatively few fell into recession, and those that did generally recovered quickly. With a few exceptions (mostly in Eastern Europe), emerging market economies do not have the leverage in their financial systems that proved so damaging in the developed markets. Newgate’s largest country allocation has been to China, on average approximately 25% of the portfolio compared to the average of 18% in the benchmark. Newgate believes that fears of a bubble in the Chinese real estate market are overblown, and the lack of leverage in the financial system will yield a different outcome than what occurred in the US. Structurally, China (and many other emerging countries) has been able to demonstrate that its economy is not based solely on exports and that local consumption is growing. Newgate allocated the bulk of the portfolio’s holdings to larger countries with a high level of liquidity and strong local demand. In addition to China, these included Brazil. While Brazil’s vast oil reserves and mining often dominate headlines, the country has become an agricultural powerhouse, exporting grains, poultry and beef around the world, especially to Asia. But its growing domestic markets for homes, cars, consumer goods and services also have diversified its economy and equity markets. During the past year, allocations to Taiwanese electronics companies provided some of the best performance, both on an absolute basis and relative to the benchmark. Newgate’s allocations to Mexico, and its decision not to own large Industrial Materials companies, also boosted relative performance. Avoiding investment in the weaker Eastern European countries, several with issues similar to

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Fund Index.16

Greece and Portugal, also benefited the portfolio. Allocations to China and Korea, while profitable, were the primary detractors from performance relative to the benchmark.

The portion of the Fund managed by Lazard outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Following a strong rebound beginning in February 2009, developing markets experienced further strength in late 2009 and in early 2010, as investors witnessed evidence of an improving global economy. Emerging markets continued to be well-supported despite periods during which investors became concerned about European growth, especially following the Greek fiscal crisis, and the disappointing pace of economic recovery in the United States. The benchmark increased by 18% over the year, as shares in Latin America performed better than those in Eastern Europe, the Middle East, and Africa, or in Asia. By sector, Consumer Discretionary, Materials, and Consumer Staples were significant outperformers, while the Energy and Telecommunications Services sectors were the weakest performers. Banco do Brasil, a Brazilian bank, rose strongly due to impressive profitability trends. Stock selection in the Energy, Financials, and Telecommunications Services sectors, as well as in India and South Africa, added value. A larger-than-benchmark exposure to the Consumer Staples sector and Brazil, and a smaller-than-index exposure to the Energy sector helped performance. Stock selection in the Consumer Staples, Consumer Discretionary, and Materials sectors, as well as in Brazil, hurt performance. A larger-than-benchmark exposure to Egypt detracted from performance. Shares in Murray & Roberts Holdings, a South African construction and engineering company, suffered from project modifications and working capital pressures. Desarrolladora Homex, a Mexican house builder, experienced stock price weakness due to poor strategy execution. Lazard believes that attractive relative value opportunities still exist and remains bullish in the long term and constructive in the short and medium term.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (4/20/1994)	5.82%	4.22%
10 year	9.35	7.70
5 year	10.54	8.85
3 year	(3.77)	(5.27)
1 year	16.69	14.71

See pages 28 through 29 for all footnotes

Core Fixed Income Investments

About the Subadvisers

•	BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Company, LLC (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Company (“WAMCo”)
WAMCo emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

For the period of September 1, 2009, through August 31, 2010, the Sub-advisers for CGCM Core Fixed Income Investments (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“WAMCo”) and Metropolitan West Asset Management LLC (“MetWest”).

The portion of the Fund managed by BlackRock outperformed the Fund’s benchmark, the Barclays U.S. Aggregate BondTM Index, for the one-year period ended August 31, 2010. The U.S. fixed income markets experienced significant volatility during this period. A broad-based rally occurred during the initial part of the period, as near-zero interest rates on risk-free assets fueled the search for yield. Asset classes — including Treasury notes, high yield bonds, equities, and commodities — appreciated in price with riskier sectors leading the way. This rally continued through the fourth quarter of 2009 as investors continued to search for yield amidst the recovery. Spread assets underperformed in the second quarter of 2010 as investors endured a recurrence of negative trends that included deteriorating public finances in Greece, California, and the U.S. Treasury. Any positive economic activity was overshadowed by longer term structural issues, including governmental fiscal imbalances and over-leveraged real estate. Both the non-agency mortgage-backed securities (“MBS”) allocation and the commercial MBS overweight were the largest contributors to performance during the period. Amidst a low rate environment, investors searching for yield helped provide a strong technical bid within these sectors, driving outperformance. Both sectors also benefited from the Public-Private Investment Program, which provided additional capital. Along the same theme, the portfolio’s overweight to asset-backed securities (“ABS”) benefited performance as risk tolerance increased among investors, coupled with the Term ABS Loan Facility (TALF) program, helping risk assets within securitized sectors outperform. In contrast, the portfolio’s underweight to agency MBS detracted from performance. Agency mortgages outperformed as a result of the Government’s technical bid to the market with its mortgage purchase program, purchasing over $1 trillion in agency mortgages. Additionally, corporate security selection detracted from performance during the period, particularly within Industrials.

The portion of the Fund managed by PIMCO outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. The portfolio’s overweight duration positioning, especially in Europe, was a positive contributor as yields fell across the globe due to the low rates maintained by central banks, mild short to intermediate inflation expectations, and heightened uncertainty. The portfolio’s underweight to agency MBS was negative for performance as the sector outperformed duration-like treasuries. Agency MBS performance continued to be dominated by the effects of the Federal Reserve’s Agency MBS Purchase programs. The portfolio’s underweight to investment grade credit also negatively impacted performance as the sector outperformed treasury securities, although this effect was mitigated by PIMCO’s emphasis on financial companies, which benefited from accommodative policy support, sustained profit growth and improved balance sheet strength. The portfolio’s tactical exposure to emerging markets debt contributed to performance as emerging market economies maintained positive growth trajectories due to strong initial conditions, greater domestic consumption, and more intra-emerging markets trade. As PIMCO expects the global economy to remain on a multi-year journey toward the “New Normal”, with more uncertainty and less growth, the portfolio will remain cautious with risk exposures and look to make tactical shifts to protect portfolios in the face of high levels of expected volatility.

•	Metropolitan West Asset Management, LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including (i) duration management, (ii) yield curve positioning, (iii) sector allocation, (iv) security selection, and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

The portion of the Fund managed by WAMCo outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. WAMCo managed the Fund’s portfolio using its fundamental, value-oriented investment philosophy. The portfolio’s exposure to non-agency mortgage-backed securities significantly contributed to returns over the fiscal year as volatility generally decreased and liquidity improved in this market. WAMCo increased the portfolio’s investment grade credit exposure, particularly in Financials and Industrials as it believed the market discounted this sector too severely. WAMCo benefited from this decision as the spreads materially compressed over the period on strong corporate earnings and favorable fundamentals. WAMCo pared its exposure to agency MBS to an underweight position versus the benchmark as the sector experienced a sharp rally due to the Federal Reserve’s direct purchase of these securities. WAMCo believed that these rich valuations were unlikely sustainable, and this sector added slightly to the return. During the reporting period, WAMCo utilized U.S. Treasury and Eurodollar futures and options to manage the Fund’s duration and to maintain a particular shape of the yield curve. Over the period, WAMCo maintained a duration position that was longer than that of the benchmark and employed a yield curve flattening strategy. WAMCo’s tactical duration positioning contributed to performance and its curve-flattening strategy also added as interest rates decreased across the board during the period.

The portion of the Fund managed by MetWest outperformed the Fund’s benchmark for the one-year period ended August 31, 2010. The portfolio benefited from an underweight to U.S. Treasury securities that MetWest maintained throughout the year, as considerable excess returns from the spread sectors of the fixed income market drove performance. The low interest rate and steep yield curve environment modestly rewarded portfolio positioning in which an emphasis on intermediate maturities captured better yields and more than offset the slightly defensive interest rate posture as rates fell. Outperformance was most significantly gained by the bottom-up strategies of sector allocation and security selection. Corporate security selection was additive, particularly the allocation in corporate bonds to large Financials, which have benefited from the historically low cost of capital and steep yield curve, as well as the reopening of capital markets in 2009, rewarding investment banking activities and lifting revenues. Within the MBS sector, MetWest reduced its Agency MBS exposure as spreads narrowed to all-time lows while, at the same time, prepayment risks from government-sponsored enterprise (GSE) buyouts and heightened refinancing activities on lower mortgage rates increased. The allocation to non-Agency MBS at the top of the capital structure, with a focus on lower dollar-priced securities with significant credit enhancement, backed by Alt-A and subprime collateral was a continued portfolio emphasis and a substantial contributor to performance throughout the year. An overweight to Commercial MBS, also at the top of the capital structure, provided additional excess returns as the sector was a top performer in the fixed income market over the past 12 months.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Intermediate Investment Grade Index.18

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.24%	4.64%
10 year	6.49	4.88
5 year	6.72	5.09
3 year	9.16	7.47
1 year	12.93	11.02

See pages 28 through 29 for all footnotes

High Yield Investments

About the Subadvisers

•	PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Company (“WAMCo”)
WAMCo combines traditional analysis with innovative technology applied to all sectors of the market. WAMCo believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2009, through August 31, 2010, the Sub-advisers for CGCM High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management. Company (“WAMCo”)

The portion of the Fund managed by PENN Capital outperformed the Fund’s benchmark, the Barclays Capital High Yield Index, for the one-year period ended August 31, 2010. The high yield market exhibited strong performance relative to other asset classes, including equities, due to the consistency of the high current income during a period of slow growth and declining corporate bond default rates. PENN Capital remains constructive on credit. At the end of the period, Corporate profits were increasing and record numbers of borrowers were refinancing debt to improve liquidity. PENN Capital expects the next year to be characterized by improving fundamentals, further rounds of refinancing, and a lower default rate for the overall market. Following strong performance through May, the portfolio lagged the broader market during the three-month period ended August 31, 2010. PENN Capital’s convertible and select regional bank exposure contracted most from the fund’s returns. The portfolio remained a top performer for the full year due to strong security selection and strong tactical positioning to credit quality. For the full year, the portfolio benefitted from several themes identified at the early stages of an improving credit market. These included an overweight to regional banks, finance companies, and aircraft leasing companies. The portfolio is currently positioned for modest spread compression, with an overweight to high coupon single B credits with a shorter duration than the overall market. Should economic trends remain soft and credit spreads not improve materially from here, coupon income returns alone will allow the portfolio to perform well relative to other asset classes.

The portion of the Fund managed by WAMCo underperformed the Fund’s benchmark for the one-year period ended August 31, 2010. Driving underperformance was an underweight to the Financial sector, which was the top-performing sector in the benchmark, returning 38.73% over the reporting period. The Financial sector grew rapidly over late 2008 and into 2009, as many financial institutions were downgraded to below investment grade. Although WAMCo remained underweight for most of the period, it focused on adding financial exposure bringing the portfolio to a neutral position over the year. Ratings selection added to returns during the period. The portfolio maintained an overweight to CCC-rated securities while underweighting BB-rated securities. Risk outperformed as CCC’s returned 23.79% while BB’s lagged the benchmark, returning 19.95%. Selection to specific issuers had a neutral impact on returns. The effect of only three of the portfolio’s top ten overweights outperforming the benchmark was offset by the fact that seven of the portfolio’s top ten underweights underperformed the benchmark. Specifically, overweights to Bank of America and Michaels Stores added to relative performance, while underweights to CIT Group and Federated Department Stores detracted from returns.

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital High Yield Index8 and the Lipper High Current Yield Bond Fund Index.19

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (7/13/1998)	3.69%	2.13%
10 year	5.30	3.71
5 year	6.25	4.64
3 year	6.65	4.99
1 year	20.41	18.38

See pages 28 through 29 for all footnotes

International Fixed Income Investments

About the Subadvisers

•	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2009, through August 31, 2010, the Sub-adviser for CGCM International Fixed Income Investments (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index — Hedged, for the one-year period ended August 31, 2010. PIMCO’s overweight duration positioning, especially in the U.S. and Europe, was a positive contributor as yields fell across the globe due to the low rates maintained by central banks, mild short to intermediate inflation expectations, and heightened uncertainty. The Fund’s emphasis on the short-end of the yield curve relative to the long-end modestly detracted from performance as longer-dated securities outperformed shorter-dated securities, indicating modest disinflation concerns.

Non-benchmark allocations to high quality sectors, such as agency MBS aided performance, as Agency MBS performance continued to be dominated by the beneficial effects of the Federal Reserve’s Agency MBS Purchase programs. Lastly, non-benchmark exposure to emerging market debt also contributed to performance as emerging market economies maintained positive growth trajectories due to strong initial conditions, greater domestic consumption, and more intra-emerging markets trade.

PIMCO expects the global economy to remain on a multi-year journey toward the “New Normal”, with weak growth in developed economies and migration of growth toward emerging markets; a protracted period of private sector balance sheet rehabilitation along with deteriorated public finances; and the increased importance of politics amid heightened government involvement in private markets. The Fund will remain cautious with risk exposures and look to make tactical shifts to protect portfolios in the face of high levels of expected volatility, as well as targeting an overweight to duration with a focus on the U.S.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Non-U.S. Dollar World Government Bond Index – Hedged,9 the Citigroup Non-U.S. Dollar World Government Bond Index – Unhedged9 and Lipper International Income Fund Index. 17

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	6.69%	5.08%
10 year	6.99	5.37
5 year	5.39	3.78
3 year	8.93	7.24
1 year	13.55	11.63

See pages 28 through 29 for all footnotes

Municipal Bond Investments

About the Subadvisers

•	McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period of September 1, 2009, through August 31, 2010, the Sub-adviser for CGCM Municipal Bond Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

The Fund underperformed its benchmark, Barclays Capital Municipal Bond Index, for the one-year period ended August 31, 2010. Economic growth turned positive in the second half of 2009 following the steepest economic slide in decades. Market dislocations gradually subsided and relative valuations across fixed-income sectors began to normalize. Expectations of higher interest rates were quashed however, when fears of a sovereign debt crisis in Europe sent Treasury yields plummeting in a sharp flight-to-quality rally. Against this backdrop municipal market, returns were positive as high-grade yields declined approximately 75 basis points across much of the yield curve. Quality spreads narrowed which allowed lower quality sectors of the market to register the strongest relative performance during the period.

Fund performance benefited from an overweight to the longer-end of the yield curve and an overweight to non-callable securities which performed well as interest rates slid. In addition, an overweight to the Hospitals sector was beneficial as the sector performed well in a spread tightening environment. Conversely, underweights to Gas Pre-Pay, Tobacco Bonds, and other lower-quality sectors were modest detractors to the Fund’s relative performance.

Market expectations for a change in the Federal Reserve’s policy of low short-term rates for an “extended period” continue to get pushed further into the future. Current Fed policy reflects concern over the stubbornly high level of unemployment and the sustainability of economic momentum going forward. Also supportive of municipal bond prices, has been the U.S. Treasury’s Build America Bond Program which subsidizes municipal issuers using the taxable market. It has influenced the availability of tax-exempt supply and has had particular impact on the longer-end of the yield curve where the subsidy provides the greatest benefit to issuers. Efforts to extend the program beyond its 2010 sunset date continue, but had not been successful as of the fiscal year end.

In light of the low level of nominal rates and potential shift in monetary policy, the Fund maintains its relatively high credit quality bias while gradually reducing its longer duration strategy.

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital Municipal Bond Index10 and the Lipper General Municipal Debt Fund Index.20

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	5.40%	3.82%
10 year	5.28	3.69
5 year	4.57	2.98
3 year	6.31	4.66
1 year	9.59	7.73

See pages 28 through 29 for all footnotes

Money Market Investments

About the Subadvisers

•	The Dreyfus Corporation (“Dreyfus”)
Dreyfus seeks to improve the Fund’s yield through actively managing sector allocations and the average maturity of the Fund. Dreyfus monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Dreyfus will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2009, through August 31, 2010, the Sub-adviser for CGCM Money Market Investments (“Fund”) was The Dreyfus Corporation (“Dreyfus”).

The positive absolute performance of the Fund has been impacted by market factors, including the rally in Treasury and Agency securities and improvement in the credit market, as well as portfolio specific factors, which include lower overnight liquidity and a longer duration stance.

During the time period of September 2009 through August 2010, the Federal Open Market Committee (“FOMC”) met a total of nine times. At each of the meetings, interest rates were left unchanged in a range of 0.00% to 0.25%. In the minutes from each of the meetings, the Committee reiterated that interest rates would remain low for an extended period of time given risks to growth and subdued inflation outlook. However, during this time period, the perceived strength of the economic recovery moved from a more positive tone to where we stand today at a more modest outlook on the economy. Recent softening in the mortgage market, as well as weak employment data, have led the FOMC to pledge to provide additional support to the credit markets if necessary.

With a lack of supply in the money market arena, as well as improved credit fundamentals, London Interbank Offered Rates (“LIBOR”) dropped throughout the latter part of 2009 into the beginning of 2010. As of August 31, 2009, three month LIBOR was at 0.33% and reached a low of 0.25% in February, 2010. During most of the second quarter, rates rose in response to market concerns over Greece and other European countries. In mid-June, 2010, three month LIBOR hit a high of 0.55%. Shortly thereafter, short term credit markets began to see an improvement in credit spreads as the European Bank Stress Tests results were released. While it is recognized that stresses still exist with some banks, the results showed improving financial conditions for the European banks as a whole. Three month LIBOR closed out the period at 0.30%, essentially unchanged from the start of the period, with a great deal of volatility in between.

The most notable change in the money market arena was the implementation of new Rule 2a-7 money market fund rules by the SEC for money market funds registered under the Investment Company Act of 1940. These changes were designed to add more liquidity, shorter maturities, higher credit quality and more transparency into the money market funds. Funds now must maintain 10% liquidity in overnight securities and 30% in securities maturing within seven days, including some government securities. Previously, there were not specific liquidity requirements. Prior to the reform, the maximum weighted average maturity (“WAM”) was 90 days. The new Rule 2a-7 maximum WAM requirement is 60 days, with the added stipulation that the weighted average life to maturity (WALM) may not exceed 120 days. New limitations have been placed on second-tier (lower-rated) securities as well as new stress test and portfolio disclosures including holdings and net asset values. While all of these changes may not prevent a credit and liquidity crisis, the measures are appropriate to reduce the impact of credit events in the future.

MONEY MARKET INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2010†

	Without TRAK Fee	With TRAK Fee*

Since inception (11/18/1991)	3.32%	1.76%
10 year	2.35	0.80
5 year	2.65	1.06
3 year	1.47	(0.13)
1 year	0.85	(0.86)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 28 through 29 for all footnotes

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.smithbarney.com/products-services/managed-money/trak/trak-cgcm.html.
*	The Funds are available only to investors participating in MSSB approved advisory programs. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance data shown does not reflect this fee, which would reduce returns.
**	The Consulting Group, a division of Consulting Group Advisory Services LLC voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.
1.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
2.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
3.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
4.	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
5.	The MSCI EAFE® Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
6.	The MSCI Emerging Markets Index is an index comprised of twenty-five emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
7.	The Barclays Capital U.S. Aggregate Bondtm Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
8.	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9.	The Citigroup Non-U.S. Dollar World Government Bond Index Hedged and Unhedged are indexes subset of the Citigroup World Bond Index that excludes corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
10.	The Barclays Capital U.S. Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
11.	The Lipper Large Cap Value Fund Index is comprised of the Fund’s peer group of mutual funds investing in value oriented funds.
12.	The Lipper Large Cap Growth Fund Index is comprised of the Fund’s peer group of mutual funds investing in growth oriented funds.
13.	The Lipper Small Cap Value Fund Index is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap value companies.
14.	The Lipper Small Cap Growth Fund Index is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap growth companies.
15.	The Lipper International Large Cap Core Fund Index includes the 30 largest large-cap core funds tracked by Lipper Inc.
16.	The Lipper Emerging Markets Fund Index is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
17.	The Lipper International Income Fund Index is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States.
18.	Lipper Intermediate Investment Grade Index is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.
19.	Lipper High Current Yield Bond Fund Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.
20.	The Lipper General Municipal Debt Fund Index is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average.

Fund Expenses
(unaudited)

Example

As a shareholder of a Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 2.00%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010, and held for the six months ended August 31, 2010.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Total Return		Beginning	Ending	Annualized	Expense
	Without		Account	Account	Expense	Paid During
Fund	TRAK Fee(2)		Value	Value	Ratios(3)	the Period(4)

Large Capitalization Growth Investments	(4.76)%		$1,000.00	$952.40	0.69%	$3.40
Large Capitalization Value Equity Investments	(3.46)%		1,000.00	965.40	0.68%	3.37
Small Capitalization Growth Investments	(1.88)%		1,000.00	981.20	0.97%	4.84
Small Capitalization Value Equity Investments	(0.42)%		1,000.00	995.80	0.97%	4.88
International Equity Investments	(0.44)%		1,000.00	995.60	0.80%	4.02
Emerging Markets Equity Investments	5.79%		1,000.00	1,057.90	0.94%	4.88
Core Fixed Income Investments	6.89%		1,000.00	1,068.90	0.53%	2.76
High Yield Investments	6.39%		1,000.00	1,063.90	0.79%	4.11
International Fixed Income Investments	7.96%		1,000.00	1,079.60	0.75%	3.93
Municipal Bond Investments	5.88%		1,000.00	1,058.80	0.62%	3.22
Money Market Investments	0.83	%(5)	1,000.00	1,008.30	0.26%	1.32

(1)	For the six months ended August 31, 2010.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 2.00%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(5)	The Consulting Group, a division of Consulting Group Advisory Services LLC, voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expense
	Annualized	Account	Account	Expense	Paid During
Fund	Total Return	Value	Value	Ratios(2)	the Period(3)

Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.73	0.69%	$3.52
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,021.78	0.68%	3.47
Small Capitalization Growth Investments	5.00%	1,000.00	1,020.32	0.97%	4.94
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,020.32	0.97%	4.94
International Equity Investments	5.00%	1,000.00	1,021.17	0.80%	4.08
Emerging Markets Equity Investments	5.00%	1,000.00	1,020.47	0.94%	4.79
Core Fixed Income Investments	5.00%	1,000.00	1,022.53	0.53%	2.70
High Yield Investments	5.00%	1,000.00	1,021.22	0.79%	4.02
International Fixed Income Investments	5.00%	1,000.00	1,021.42	0.75%	3.82
Municipal Bond Investments	5.00%	1,000.00	1,022.08	0.62%	3.16
Money Market Investments	5.00%	1,000.00	1,023.89	0.26%	1.33

(1)	For the six months ended August 31, 2010.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments
August 31, 2010

Large Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 94.7%
CONSUMER DISCRETIONARY — 17.1%
Auto Components — 0.9%
15,600	Autoliv Inc.	$844,584
272,000	BorgWarner Inc.*	11,872,800

	Total Auto Components	12,717,384

Automobiles — 1.5%
253,800	Daimler AG, Registered Shares*	12,233,160
872,400	Ford Motor Co. (a)*	9,849,396

	Total Automobiles	22,082,556

Distributors — 0.2%
122,200	LKQ Corp.*	2,272,920

Hotels, Restaurants & Leisure — 1.6%
430,375	Las Vegas Sands Corp. (a)*	12,192,524
253,800	Marriott International Inc., Class A Shares	8,124,138
75,200	Starbucks Corp.	1,728,848
37,100	Starwood Hotels & Resorts Worldwide Inc.	1,733,683
22,000	WMS Industries Inc.*	777,480

	Total Hotels, Restaurants & Leisure	24,556,673

Household Durables — 0.1%
63,200	Harman International Industries Inc.*	1,969,944

Internet & Catalog Retail — 3.5%
194,470	Amazon.com Inc.*	24,275,690
98,400	priceline.com Inc.*	28,681,631

	Total Internet & Catalog Retail	52,957,321

Media — 3.0%
74,100	Discovery Communications Inc., Class A Shares*	2,797,275
32,600	Scripps Networks Interactive Inc., Class A Shares	1,309,868
381,900	Viacom Inc., Class B Shares	11,999,298
866,657	Walt Disney Co.	28,244,352

	Total Media	44,350,793

Multiline Retail — 2.2%
38,750	Dollar Tree Inc.*	1,756,538
47,500	Kohl’s Corp.*	2,231,550
285,500	Macy’s Inc.	5,550,120
454,300	Target Corp.	23,241,988

	Total Multiline Retail	32,780,196

Specialty Retail — 2.2%
56,500	American Eagle Outfitters Inc.	714,160
44,200	Bed Bath & Beyond Inc.*	1,589,874
76,000	Chico’s FAS Inc.	627,000
427,400	Lowe’s Cos., Inc.	8,676,220
28,900	O’Reilly Automotive Inc.*	1,366,103
564,000	Staples Inc.	10,022,280
226,700	TJX Cos. Inc.	8,997,723
16,000	Tractor Supply Co.	1,087,680

	Total Specialty Retail	33,081,040

Textiles, Apparel & Luxury Goods — 1.9%
394,766	NIKE Inc., Class B Shares	27,633,620

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

CONSUMER DISCRETIONARY — 17.1% — (continued)
Textiles, Apparel & Luxury Goods — 1.9% — (continued)

30,300	Warnaco Group Inc.*	$1,268,964

	Total Textiles, Apparel & Luxury Goods	28,902,584

	TOTAL CONSUMER DISCRETIONARY	255,671,411

CONSUMER STAPLES — 2.5%
Beverages — 1.1%
11,900	Hansen Natural Corp.	535,976
246,256	PepsiCo Inc.	15,804,710

	Total Beverages	16,340,686

Food & Staples Retailing — 0.5%
298,100	Walgreen Co.	8,012,928

Household Products — 0.9%
23,600	Alberto-Culver Co., Class B Shares	732,780
80,800	Avon Products Inc.	2,351,280
163,400	Procter & Gamble Co.	9,750,078

	Total Household Products	12,834,138

	TOTAL CONSUMER STAPLES	37,187,752

ENERGY — 8.9%
Energy Equipment & Services — 2.6%
471,608	Halliburton Co.	13,304,062
375,700	National-Oilwell Varco Inc.	14,122,562
770,650	Weatherford International Ltd.*	11,490,392

	Total Energy Equipment & Services	38,917,016

Oil, Gas & Consumable Fuels — 6.3%
30,400	Cabot Oil & Gas Corp.	846,336
51,800	Concho Resources Inc.*	3,026,156
209,800	ConocoPhillips	10,999,814
21,900	Continental Resources Inc.*	887,388
69,700	Denbury Resources Inc.*	1,027,378
170,300	EOG Resources Inc.	14,793,961
36,100	InterOil Corp. (a)*	2,120,875
126,100	Newfield Exploration Co.*	6,054,061
164,000	Noble Energy Inc.	11,443,920
185,850	Occidental Petroleum	13,581,918
406,300	Peabody Energy Corp.	17,389,640
390,450	Suncor Energy Inc.	11,815,017

	Total Oil, Gas & Consumable Fuels	93,986,464

	TOTAL ENERGY	132,903,480

FINANCIALS — 6.0%
Capital Markets — 1.7%
889,800	Bank of New York Mellon Corp. (The)	21,595,446
15,500	Franklin Resources Inc.	1,495,905
80,500	Raymond James Financial Inc.	1,857,940

	Total Capital Markets	24,949,291

Commercial Banks — 0.7%
469,100	Itau Unibanco Banco Multiplo SA, ADR	10,118,487

Consumer Finance — 1.0%
386,800	American Express Co.	15,421,716

Diversified Financial Services — 2.0%
41,900	CME Group Inc., Class A Shares	10,394,552

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

FINANCIALS — 6.0% — (continued)
Diversified Financial Services — 2.0% — (continued)

122,700	IntercontinentalExchange Inc.*	$11,725,212
213,700	JPMorgan Chase & Co.	7,770,132
45,200	Waddell & Reed Financial Inc., Class A Shares	1,040,052

	Total Diversified Financial Services	30,929,948

Insurance — 0.6%
742,700	Manulife Financial Corp.	8,273,678

	TOTAL FINANCIALS	89,693,120

HEALTH CARE — 15.0%
Biotechnology — 2.8%
398,768	Celgene Corp.*	20,544,527
605,680	Gilead Sciences Inc.*	19,296,965
51,100	United Therapeutics Corp.*	2,361,842

	Total Biotechnology	42,203,334

Health Care Equipment & Supplies — 2.4%
79,480	Alcon Inc.	12,891,656
46,900	Cooper Cos., Inc. (The)	1,891,946
499,500	Covidien PLC	17,652,330
21,800	Edwards Lifesciences Corp.*	1,255,026
35,100	Hospira Inc.*	1,802,736

	Total Health Care Equipment & Supplies	35,493,694

Health Care Providers & Services — 3.9%
416,450	Aetna Inc.	11,127,544
72,700	Brookdale Senior Living Inc.*	974,180
75,600	Catalyst Health Solutions Inc.*	3,030,804
22,200	DaVita Inc.*	1,434,564
162,400	Express Scripts Inc.*	6,918,240
110,100	McKesson Corp.	6,391,305
298,900	Medco Health Solutions Inc.*	12,996,172
16,200	Mednax Inc.*	750,708
457,000	UnitedHealth Group Inc.	14,496,040

	Total Health Care Providers & Services	58,119,557

Life Sciences Tools & Services — 1.3%
188,900	Illumina Inc.*	8,101,921
266,300	Thermo Fisher Scientific Inc.*	11,216,556

	Total Life Sciences Tools & Services	19,318,477

Pharmaceuticals — 4.6%
403,100	Allergan Inc.	24,758,403
1,095,970	Elan Corp. PLC, ADR*	4,800,349
172,100	Novo Nordisk, ADR	14,735,202
66,159	Perrigo Co.	3,770,401
17,800	Shire PLC, ADR	1,151,660
608,644	Warner Chilcott PLC, Class A Shares*	17,297,662
49,800	Watson Pharmaceuticals Inc.*	2,144,886

	Total Pharmaceuticals	68,658,563

	TOTAL HEALTH CARE	223,793,625

INDUSTRIALS — 11.9%
Aerospace & Defense — 4.1%
105,200	BE Aerospace Inc.*	2,835,140
181,711	Boeing Co. (The)	11,107,993
233,650	Goodrich Corp.	16,000,353

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INDUSTRIALS — 11.9% — (continued)
Aerospace & Defense — 4.1% — (continued)

320,000	Honeywell International Inc.	$12,508,800
75,300	Precision Castparts Corp.	8,522,454
168,000	United Technologies Corp.	10,955,280

	Total Aerospace & Defense	61,930,020

Air Freight & Logistics — 2.5%
278,600	Expeditors International of Washington Inc.	11,029,774
309,448	FedEx Corp.	24,152,416
66,900	HUB Group Inc., Class A Shares*	1,778,202

	Total Air Freight & Logistics	36,960,392

Airlines — 0.4%
571,100	Delta Air Lines Inc.*	5,973,706

Building Products — 0.1%
23,300	Lennox International Inc.	987,687
34,200	Owens Corning*	930,240

	Total Building Products	1,917,927

Commercial Services & Supplies — 0.1%
61,400	Republic Services Inc., Class A Shares	1,807,002

Construction & Engineering — 0.3%
30,600	Aecom Technology Corp.*	688,500
155,300	Chicago Bridge & Iron Co. NV, Class NY Shares*	3,382,434

	Total Construction & Engineering	4,070,934

Electrical Equipment — 1.5%
36,600	A.O. Smith Corp.	1,879,410
57,200	AMETEK Inc.	2,459,028
372,100	Emerson Electric Co.	17,358,465

	Total Electrical Equipment	21,696,903

Machinery — 1.8%
42,800	CLARCOR Inc.	1,439,792
144,375	Cummins Inc.	10,742,944
135,446	Eaton Corp.	9,410,788
61,600	Ingersoll-Rand PLC	2,003,848
22,500	Navistar International Corp.*	942,300
51,700	Pall Corp.	1,767,623
20,100	WABCO Holdings Inc.*	708,726

	Total Machinery	27,016,021

Professional Services — 0.1%
33,300	IHS Inc., Class A Shares*	2,057,607

Road & Rail — 0.9%
234,500	CSX Corp.	11,699,205
49,000	Landstar System Inc.	1,763,020

	Total Road & Rail	13,462,225

Trading Companies & Distributors — 0.1%
23,500	Watsco Inc. (a)	1,206,725

	TOTAL INDUSTRIALS	178,099,462

INFORMATION TECHNOLOGY — 28.1%
Communications Equipment — 5.0%
37,300	Adtran Inc.	1,172,339
1,396,350	Cisco Systems Inc.*	27,996,818

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 28.1% — (continued)
Communications Equipment — 5.0% — (continued)

75,300	F5 Networks Inc.*	$6,583,479
270,300	Juniper Networks Inc.*	7,352,160
116,100	Polycom Inc.*	3,306,528
756,450	QUALCOMM Inc.	28,979,599

	Total Communications Equipment	75,390,923

Computers & Peripherals — 7.3%
304,584	Apple Inc.*	74,126,607
998,900	EMC Corp.*	18,219,936
169,700	NetApp Inc.*	6,862,668
350,800	Teradata Corp.*	11,485,192

	Total Computers & Peripherals	110,694,403

Electronic Equipment & Instruments — 0.2%
49,800	Amphenol Corp., Class A Shares	2,027,856
48,900	Tyco Electronics Ltd.	1,199,028

	Total Electronic Equipment & Instruments	3,226,884

Electronic Equipment, Instruments & Components — 0.6%
285,924	Agilent Technologies Inc.*	7,711,370
62,200	Jabil Circuit Inc.	637,550

	Total Electronic Equipment, Instruments & Components	8,348,920

Internet Software & Services — 5.1%
102,000	Baidu.com Inc., ADR*	7,999,860
123,900	Equinix Inc. (a)*	11,300,919
93,600	Google Inc., Class A Shares*	42,121,872
525,300	Verisign Inc.*	15,301,989

	Total Internet Software & Services	76,724,640

IT Services — 2.7%
38,100	Alliance Data Systems Corp. (a)*	2,140,839
100,900	Amdocs Ltd.*	2,646,607
31,800	Cognizant Technology Solutions Corp., Class A Shares*	1,831,839
136,600	Genpact Ltd.*	1,911,034
67,500	Mastercard Inc., Class A Shares	13,389,300
261,500	Visa Inc., Class A Shares	18,038,270

	Total IT Services	39,957,889

Semiconductors & Semiconductor Equipment — 1.9%
37,300	Analog Devices Inc.	1,039,924
265,910	Broadcom Corp., Class A Shares	7,969,323
891,998	Marvell Technology Group Ltd.*	14,218,448
249,500	Skyworks Solutions Inc.*	4,456,070

	Total Semiconductors & Semiconductor Equipment	27,683,765

Software — 5.3%
749,300	Adobe Systems Inc.*	20,800,568
55,900	Ariba Inc.*	864,773
18,500	Blackboard Inc. (a)*	612,165
33,600	Check Point Software Technologies*	1,172,304
144,100	Citrix Systems Inc.*	8,349,154
513,400	Intuit Inc.*	21,973,520
531,500	Oracle Corp.	11,629,220
53,000	Rovi Corp.*	2,306,030
51,300	Salesforce.com Inc.*	5,636,844
417,246	Symantec Corp.*	5,687,063

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 28.1% — (continued)
Software — 5.3% — (continued)

69,700	TiVo Inc.*	$547,842

	Total Software	79,579,483

	TOTAL INFORMATION TECHNOLOGY	421,606,907

MATERIALS — 2.6%
Chemicals — 1.7%
181,040	Air Products & Chemicals Inc.	13,402,391
26,600	Albemarle Corp.	1,066,394
21,500	Ecolab Inc.	1,019,100
221,300	Syngenta AG, ADR	10,188,652

	Total Chemicals	25,676,537

Containers & Packaging — 0.1%
51,900	Crown Holdings Inc.*	1,445,934

Metals & Mining — 0.8%
268,930	Goldcorp Inc.	11,892,085

	TOTAL MATERIALS	39,014,556

TELECOMMUNICATION SERVICES — 2.6%
Wireless Telecommunication Services — 2.6%
327,907	American Tower Corp., Class A Shares*	15,365,722
483,200	Crown Castle International Corp.*	19,869,184
83,800	NII Holdings Inc.*	3,037,750

	Total Wireless Telecommunication Services	38,272,656

	TOTAL TELECOMMUNICATION SERVICES	38,272,656

	TOTAL COMMON STOCKS (Cost — $1,297,476,164)	1,416,242,969

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,297,476,164)	1,416,242,969

Face
Amount

SHORT-TERM INVESTMENTS (b) — 7.4%
MONEY MARKET FUND — 2.2%
32,771,409	The AIM STIT – Liquid Asset Portfolio (c) (Cost — $32,771,409)	32,771,409

TIME DEPOSITS — 5.0%
1,058	BBH – Grand Cayman, 0.030% due 9/1/10	1,058
18,155,122	HSBC Bank – Grand Cayman, 0.030% due 9/1/10	18,155,122
56,028,232	Wells Fargo – Grand Cayman, 0.030% due 9/1/10	56,028,232

	TOTAL TIME DEPOSITS (Cost — $74,184,412)	74,184,412

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Face
Amount	Security	Value

U.S. GOVERNMENT AGENCY — 0.2%
3,410,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.100% due 9/1/10 (d) (Cost — $3,409,991)	3,409,991

	TOTAL SHORT-TERM INVESTMENTS (Cost — $110,365,812)	110,365,812

	TOTAL INVESTMENTS — 102.1% (Cost — $1,407,841,976#)	1,526,608,781

	Liabilities in Excess of Other Assets — (2.1)%	(31,190,292)

	TOTAL NET ASSETS — 100.0%	$1,495,418,489

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.2%.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $1,440,096,470.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company

Summary of Investments by Security Sector

Information Technology	27.6%
Consumer Discretionary	16.7
Health Care	14.7
Industrials	11.7
Energy	8.7
Financials	5.9
Materials	2.6
Telecommunication Services	2.5
Consumer Staples	2.4
Short-Term Investments	7.2

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 97.7%
CONSUMER DISCRETIONARY — 5.2%
Distributors — 0.5%
142,310	Genuine Parts Co.	$5,967,058

Diversified Consumer Services — 0.2%
153,700	H&R Block Inc.	1,975,045

Hotels, Restaurants & Leisure — 0.5%
97,800	Burger King Holdings Inc.	1,608,810
108,700	Carnival Corp.	3,389,266

	Total Hotels, Restaurants & Leisure	4,998,076

Household Durables — 0.1%
31,100	Mohawk Industries Inc.*	1,378,041

Leisure Equipment & Products — 0.4%
206,800	Mattel Inc.	4,340,732

Media — 1.6%
245,600	Comcast Corp., Class A Shares	4,204,672
128,200	McGraw-Hill Cos., Inc. (The)	3,544,730
65,900	Omnicom Group Inc.	2,307,159
248,001	Time Warner Inc.	7,435,070

	Total Media	17,491,631

Multiline Retail — 0.9%
69,200	Kohl’s Corp.*	3,251,016
136,000	Target Corp.	6,957,760

	Total Multiline Retail	10,208,776

Specialty Retail — 0.3%
110,000	Best Buy Co., Inc.	3,452,900

Textiles, Apparel & Luxury Goods — 0.7%
105,400	V. F. Corp.	7,443,348

	TOTAL CONSUMER DISCRETIONARY	57,255,607

CONSUMER STAPLES — 13.9%
Beverages — 1.6%
70,000	Coca-Cola Co. (The)	3,914,400
93,360	Diageo PLC, ADR	6,115,080
119,000	PepsiCo Inc.	7,637,420

	Total Beverages	17,666,900

Food & Staples Retailing — 1.7%
572,800	CVS/Caremark Corp.	15,465,600
116,900	Kroger Co.	2,306,437
45,800	Sysco Corp.	1,259,042

	Total Food & Staples Retailing	19,031,079

Food Products — 5.0%
524,700	Archer-Daniels-Midland Co.	16,150,265
47,100	Campbell Soup Co.	1,754,946
154,800	HJ Heinz Co.	7,157,952
353,550	Kraft Foods Inc., Class A Shares	10,588,823
124,000	Ralcorp Holdings Inc.*	7,396,600
446,300	Unilever NV, NY Registered Shares	11,956,377

	Total Food Products	55,004,963

Household Products — 2.3%
91,500	Colgate-Palmolive Co.	6,756,360

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

CONSUMER STAPLES — 13.9% — (continued)
Household Products — 2.3% — (continued)

281,030	Kimberly-Clark Corp.	$18,098,332

	Total Household Products	24,854,692

Tobacco — 3.3%
867,230	Altria Group Inc.	19,356,574
264,350	Philip Morris International Inc.	13,598,164
67,400	Reynolds American Inc.	3,675,996

	Total Tobacco	36,630,734

	TOTAL CONSUMER STAPLES	153,188,368

ENERGY — 14.2%
Energy Equipment & Services — 2.7%
167,100	Diamond Offshore Drilling Inc. (a)	9,721,878
133,700	Nabors Industries Ltd.*	2,096,416
419,900	National-Oilwell Varco Inc.	15,784,041
71,400	Pride International Inc.*	1,681,470

	Total Energy Equipment & Services	29,283,805

Oil, Gas & Consumable Fuels — 11.5%
189,100	Apache Corp.	16,990,635
177,200	Chesapeake Energy Corp.	3,664,496
393,580	Chevron Corp.	29,187,892
35,700	Cimarex Energy Co.	2,335,494
408,120	ConocoPhillips	21,397,732
165,000	Devon Energy Corp.	9,946,200
172,000	Exxon Mobil Corp.	10,175,520
198,000	Hess Corp.	9,949,500
327,500	Marathon Oil Corp.	9,985,475
39,800	Range Resources Corp.	1,345,638
68,500	Royal Dutch Shell PLC, Class A Shares, ADR	3,633,925
45,300	Southwestern Energy Co.*	1,482,216
157,200	Total SA, ADR	7,333,380

	Total Oil, Gas & Consumable Fuels	127,428,103

	TOTAL ENERGY	156,711,908

FINANCIALS — 15.5%
Capital Markets — 2.8%
148,000	AllianceBernstein Holding LP (a)*	3,500,200
179,200	Ameriprise Financial Inc.	7,809,536
270,000	Bank of New York Mellon Corp. (The)	6,552,900
62,250	Goldman Sachs Group Inc. (The)	8,524,515
146,200	State Street Corp.	5,128,696

	Total Capital Markets	31,515,847

Commercial Banks — 1.5%
98,250	HSBC Holdings PLC, ADR (a)	4,833,900
99,600	PNC Financial Services Group Inc.	5,075,616
273,500	Wells Fargo & Co.	6,440,925

	Total Commercial Banks	16,350,441

Diversified Financial Services — 1.2%
473,700	Bank of America Corp.	5,897,565
197,400	JPMorgan Chase & Co.	7,177,464

	Total Diversified Financial Services	13,075,029

Insurance — 7.3%
183,000	ACE Ltd.	9,785,010

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

FINANCIALS — 15.5% — (continued)
Insurance — 7.3% — (continued)

11,635	Alleghany Corp.*	$3,463,158
40,500	Allied World Assurance Co. Holdings Ltd.	2,039,985
443,900	Allstate Corp. (The)	12,251,640
29,700	AON Corp.	1,076,328
34,300	Arch Capital Group Ltd.*	2,737,140
41,100	Brown & Brown Inc.	782,544
183,800	Fidelity National Financial Inc., Class A Shares	2,666,938
536,300	MetLife Inc.	20,164,879
110,300	The Progressive Corp.	2,183,940
313,870	The Travelers Cos. Inc.	15,373,353
65,900	W.R. Berkley Corp.	1,736,465
259,000	Willis Group Holdings PLC	7,531,720

	Total Insurance	81,793,100

Real Estate Investment Trusts (REITs) — 2.0%
557,700	Annaly Capital Management Inc.	9,692,826
168,770	HCP Inc.	5,944,079
132,870	Health Care REIT Inc.	6,104,048

	Total Real Estate Investment Trusts (REITs)	21,740,953

Thrifts & Mortgage Finance — 0.7%
316,600	Hudson City Bancorp Inc.	3,648,815
227,300	New York Community Bancorp Inc.	3,611,797

	Total Thrifts & Mortgage Finance	7,260,612

	TOTAL FINANCIALS	171,735,982

HEALTH CARE — 13.8%
Health Care Equipment & Supplies — 3.4%
310,800	Baxter International Inc.	13,227,648
130,000	Hospira Inc.*	6,676,800
314,000	Medtronic Inc.	9,884,720
167,400	St. Jude Medical Inc.*	5,787,018
41,700	Stryker Corp.	1,801,023

	Total Health Care Equipment & Supplies	37,377,209

Health Care Providers & Services — 1.8%
257,000	Aetna Inc.	6,867,040
64,600	CIGNA Corp.	2,081,412
89,500	McKesson Corp.	5,195,475
188,400	UnitedHealth Group Inc.	5,976,048

	Total Health Care Providers & Services	20,119,975

Pharmaceuticals — 8.6%
219,000	Abbott Laboratories	10,805,460
136,270	AstraZeneca PLC, ADR (a)	6,735,826
257,690	Bristol-Myers Squibb Co.	6,720,555
357,910	Eli Lilly & Co.	12,011,460
201,600	GlaxoSmithKline PLC, ADR	7,539,840
288,210	Johnson & Johnson	16,433,734
173,205	Merck & Co., Inc.	6,089,888
1,359,700	Pfizer Inc.	21,660,021
140,300	Teva Pharmaceutical Industries Ltd., ADR	7,096,374

	Total Pharmaceuticals	95,093,158

	TOTAL HEALTH CARE	152,590,342

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

INDUSTRIALS — 11.7%
Aerospace & Defense — 3.8%
88,000	Boeing Co. (The)	$5,379,440
106,900	General Dynamics Corp.	5,972,503
341,000	Honeywell International Inc.	13,329,690
38,100	L-3 Communications Holdings Inc.	2,537,460
51,200	Lockheed Martin Corp.	3,559,424
65,800	Northrop Grumman Corp.	3,561,096
28,200	Rockwell Collins Inc.	1,520,826
91,700	United Technologies Corp.	5,979,757

	Total Aerospace & Defense	41,840,196

Commercial Services & Supplies — 0.9%
89,300	Cintas Corp.	2,276,257
232,200	R.R. Donnelley & Sons Co.	3,516,669
114,100	Waste Management Inc.	3,775,569

	Total Commercial Services & Supplies	9,568,495

Construction & Engineering — 0.9%
25,400	Fluor Corp.	1,134,364
62,700	Jacobs Engineering Group Inc.*	2,174,436
290,000	KBR Inc.	6,728,000

	Total Construction & Engineering	10,036,800

Containers & Packaging — 0.3%
100,000	Pactiv Corp.*	3,208,000

Electrical Equipment — 0.9%
37,000	Acuity Brands Inc.	1,433,380
152,000	Cooper Industries PLC (a)	6,397,680
54,100	Hubbell Inc., Class B Shares	2,433,418

	Total Electrical Equipment	10,264,478

Industrial Conglomerates — 1.8%
71,390	3M Co.	5,607,685
984,030	General Electric Co.	14,248,754

	Total Industrial Conglomerates	19,856,439

Machinery — 0.6%
189,600	Danaher Corp.	6,888,168

Professional Services — 0.7%
23,100	Dun & Bradstreet Corp. (a)	1,522,290
82,700	Equifax Inc.	2,437,169
35,500	Manpower Inc.	1,508,750
48,100	Towers Watson & Co., Class A Shares (a)	2,159,690

	Total Professional Services	7,627,899

Road & Rail — 1.8%
197,000	Norfolk Southern Corp.	10,574,960
43,800	Ryder System Inc.	1,680,606
99,000	Union Pacific Corp.	7,221,060

	Total Road & Rail	19,476,626

	TOTAL INDUSTRIALS	128,767,101

INFORMATION TECHNOLOGY — 11.8%
Communications Equipment — 1.1%
258,000	Cisco Systems Inc.*	5,172,900
83,400	Harris Corp.	3,508,638

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 11.8% — (continued)
Communications Equipment — 1.1% — (continued)

421,750	Nokia Corp., ADR (a)	$3,610,180

	Total Communications Equipment	12,291,718

Electronic Equipment, Instruments & Components — 2.7%
95,200	Arrow Electronics Inc.*	2,178,176
89,500	Avnet Inc.*	2,049,550
611,000	Corning Inc.	9,580,480
1,822,000	Flextronics International Ltd.*	8,982,460
493,200	Ingram Micro Inc., Class A Shares*	7,427,592

	Total Electronic Equipment, Instruments & Components	30,218,258

IT Services — 3.1%
122,000	DST Systems Inc.	4,970,280
48,800	Hewitt Associates Inc., Class A Shares*	2,355,576
81,400	International Business Machines Corp.	10,030,922
137,000	SAIC Inc.*	2,038,560
152,300	Total System Services Inc.	2,162,660
808,100	Western Union Co.	12,671,008

	Total IT Services	34,229,006

Office Electronics — 0.3%
425,400	Xerox Corp.	3,590,376

Semiconductors & Semiconductor Equipment — 3.5%
80,400	Analog Devices Inc.	2,241,552
1,083,900	Applied Materials Inc.	11,261,721
870,023	Intel Corp.	15,416,808
151,700	National Semiconductor Corp.	1,912,937
1,042,000	ON Semiconductor Corp.*	6,439,560

	Total Semiconductors & Semiconductor Equipment	37,272,578

Software — 1.1%
158,300	Microsoft Corp.	3,716,884
292,600	Oracle Corp.	6,402,088
89,700	Synopsys Inc.*	2,053,233

	Total Software	12,172,205

	TOTAL INFORMATION TECHNOLOGY	129,774,141

MATERIALS — 2.7%
Chemicals — 1.4%
170,770	EI Du Pont de Nemours & Co.	6,962,293
41,700	Lubrizol Corp.	3,891,027
71,500	PPG Industries Inc.	4,706,845

	Total Chemicals	15,560,165

Containers & Packaging — 0.6%
252,000	Owens-Illinois Inc.*	6,315,120

Metals & Mining — 0.7%
110,800	Freeport-McMoRan Copper & Gold Inc.	7,975,384

	TOTAL MATERIALS	29,850,669

TELECOMMUNICATION SERVICES — 4.1%
Diversified Telecommunication Services — 3.5%
635,390	AT&T Inc.	17,174,592
107,700	CenturyLink Inc. (a)	3,894,432
52,832	Frontier Communications Corp.	408,391

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

TELECOMMUNICATION SERVICES — 4.1% — (continued)
Diversified Telecommunication Services — 3.5% — (continued)

571,060	Verizon Communications Inc.	$16,851,981

	Total Diversified Telecommunication Services	38,329,396

Wireless Telecommunication Services — 0.6%
281,700	Vodafone Group PLC, ADR	6,811,506

	TOTAL TELECOMMUNICATION SERVICES	45,140,902

UTILITIES — 4.8%
Electric Utilities — 3.1%
209,100	American Electric Power Co., Inc.	7,404,231
116,300	Edison International	3,925,125
88,300	Entergy Corp.	6,961,572
125,200	NextEra Energy Inc.	6,726,996
263,800	PPL Corp.	7,164,808
59,100	Westar Energy Inc.	1,416,627

	Total Electric Utilities	33,599,359

Multi-Utilities — 1.5%
137,600	Ameren Corp.	3,862,432
154,920	Dominion Resources Inc.	6,624,379
53,600	OGE Energy Corp.	2,093,080
51,000	SCANA Corp.	1,990,530
98,300	Xcel Energy Inc.	2,193,073

	Total Multi-Utilities	16,763,494

Water Utilities — 0.2%
97,000	American Water Works Co., Inc.	2,190,260

	TOTAL UTILITIES	52,553,113

	TOTAL COMMON STOCKS (Cost — $1,048,026,999)	1,077,568,133

WARRANTS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
615,100	Bank of America Corp., expires 1/16/19*	4,084,264

	TOTAL WARRANTS (Cost — $5,984,080)	4,084,264

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,054,011,079)	1,081,652,397

Face
Amount

SHORT-TERM INVESTMENTS (b) — 4.1%
MONEY MARKET FUND — 2.1%
23,615,053	The AIM STIT – Liquid Assets Portfolio (c) (Cost — $23,615,053)	23,615,053

TIME DEPOSITS — 2.0%
6,214,185	Citibank – Nassau, 0.030% due 9/1/10	6,214,185
1,839,799	HSBC Bank – Grand Cayman, 0.030% due 9/1/10	1,839,799

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Face
Amount	Security	Value

TIME DEPOSITS — 2.0% — (continued)

13,791,374	Wells Fargo – Grand Cayman, 0.030% due 9/1/10	13,791,374

	TOTAL TIME DEPOSITS (Cost — $21,845,358)	21,845,358

	TOTAL SHORT-TERM INVESTMENTS (Cost — $45,460,411)	45,460,411

	TOTAL INVESTMENTS — 102.2% (Cost — $1,099,471,490#)	1,127,112,808

	Liabilities in Excess of Other Assets — (2.2)%	(24,790,729)

	TOTAL NET ASSETS — 100.0%	$1,102,322,079

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.0%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,126,491,368.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust

Summary of Investments by Security Sector

Financials	15.7%
Energy	13.9
Consumer Staples	13.6
Health Care	13.5
Information Technology	11.5
Industrials	11.4
Consumer Discretionary	5.1
Utilities	4.7
Telecommunication Services	4.0
Materials	2.6
Short-Term Investments	4.0

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 96.1%
CONSUMER DISCRETIONARY — 16.9%
Auto Components — 2.1%
151,100	Tenneco Inc.*	$3,735,192
104,600	Westport Innovations Inc. (a)*	1,670,462

	Total Auto Components	5,405,654

Diversified Consumer Services — 5.6%
109,900	Accretive Health Inc.*	1,034,159
241,700	ChinaCast Education Corp.*	1,426,030
55,400	Coinstar Inc. (a)*	2,409,900
167,200	Grand Canyon Education Inc.*	2,857,448
91,150	K12 Inc. (a)*	2,109,211
152,700	National American University Holdings Inc.	746,703
69,730	Sotheby’s	1,855,515
505,200	Stewart Enterprises Inc., Class A Shares (a)	2,404,752

	Total Diversified Consumer Services	14,843,718

Hotels, Restaurants & Leisure — 1.2%
39,900	CEC Entertainment Inc.*	1,251,663
52,200	Red Robin Gourmet Burgers Inc.*	967,266
204,900	Universal Travel Group*	1,004,010

	Total Hotels, Restaurants & Leisure	3,222,939

Household Durables — 1.0%
155,700	Deer Consumer Products Inc. (a)*	1,245,600
152,800	Kid Brands Inc.*	1,248,376

	Total Household Durables	2,493,976

Internet & Catalog Retail — 0.8%
11,550	NetFlix Inc. (a)*	1,449,756
41,700	NutriSystem Inc. (a)	732,252

	Total Internet & Catalog Retail	2,182,008

Media — 1.7%
126,000	MDC Partners Inc., Class A Shares	1,471,680
82,300	National CineMedia Inc.	1,307,747
72,300	Rentrak Corp.*	1,593,492

	Total Media	4,372,919

Specialty Retail — 3.5%
63,500	Aaron’s Inc. (a)	1,034,415
52,400	Aeropostale Inc.*	1,116,120
63,000	AnnTaylor Stores Corp.*	965,790
96,059	bebe stores inc.	546,576
43,400	Genesco Inc.*	1,095,416
24,600	Gymboree Corp.*	925,698
69,000	J Crew Group Inc.*	2,103,810
53,900	Vitamin Shoppe Inc.*	1,315,699

	Total Specialty Retail	9,103,524

Textiles, Apparel & Luxury Goods — 1.0%
30,300	Lululemon Athletica Inc. (a)*	1,000,506
98,200	Timberland Co., Class A Shares*	1,578,074

	Total Textiles, Apparel & Luxury Goods	2,578,580

	TOTAL CONSUMER DISCRETIONARY	44,203,318

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

CONSUMER STAPLES — 0.9%
Beverages — 0.3%
97,100	China New Borun Corp., ADR*	$788,452

Food & Staples Retailing — 0.3%
157,500	QKL Stores Inc. (a)*	740,250

Personal Products — 0.3%
62,500	China-Biotics Inc. (a)*	806,875

	TOTAL CONSUMER STAPLES	2,335,577

ENERGY — 9.9%
Energy Equipment & Services — 6.6%
130,280	Exterran Holdings Inc.*	2,883,096
183,500	Key Energy Services Inc.*	1,469,835
149,400	North American Energy Partners Inc.*	1,254,960
32,250	Oil States International Inc.*	1,329,668
117,800	Patterson UTI Energy Inc.	1,738,728
170,200	Pioneer Drilling Co.*	925,888
116,700	Rowan Cos., Inc.*	3,000,357
219,900	Superior Energy Services Inc.*	4,727,850

	Total Energy Equipment & Services	17,330,382

Oil, Gas & Consumable Fuels — 3.3%
72,810	Alpha Natural Resources Inc.*	2,703,435
129,600	China Integrated Energy Inc. (a)*	992,736
596,600	International Coal Group Inc. (a)*	2,726,462
95,400	T-3 Energy Services Inc.*	2,106,432

	Total Oil, Gas & Consumable Fuels	8,529,065

	TOTAL ENERGY	25,859,447

FINANCIALS — 2.2%
Capital Markets — 1.2%
46,800	Greenhill & Co., Inc. (a)	3,296,124

Commercial Banks — 1.0%
177,600	East-West Bancorp Inc.	2,596,512

	TOTAL FINANCIALS	5,892,636

HEALTH CARE — 18.8%
Biotechnology — 6.5%
94,800	Acorda Therapeutics Inc.*	2,855,376
53,680	Alexion Pharmaceuticals Inc.*	3,031,309
367,600	Allos Therapeutics Inc. (a)*	1,341,740
146,900	Amylin Pharmaceuticals Inc. (a)*	3,017,326
36,100	Cephalon Inc. (a)*	2,043,621
84,100	Cubist Pharmaceuticals Inc.*	1,852,723
62,400	United Therapeutics Corp.*	2,884,128

	Total Biotechnology	17,026,223

Health Care Equipment & Supplies — 5.9%
157,700	American Medical Systems Holdings Inc.*	2,873,294
98,700	Arthrocare Corp. (a)*	2,562,252
108,738	Immucor Inc.*	1,913,789
109,800	Masimo Corp.	2,499,048
24,400	NuVasive Inc. (a)*	716,140
64,630	Orthofix International NV*	1,725,621
353,100	Spectranetics Corp.*	1,716,066
51,900	Zoll Medical Corp.*	1,371,198

	Total Health Care Equipment & Supplies	15,377,408

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

HEALTH CARE — 18.8% — (continued)

Health Care Providers & Services — 2.9%
367,900	Health Management Associates Inc., Class A Shares*	$2,299,375
68,500	Health Net Inc.*	1,635,780
32,500	Mednax Inc.*	1,506,050
276,500	Sun Healthcare Group Inc.*	2,239,650

	Total Health Care Providers & Services	7,680,855

Life Sciences Tools & Services — 2.4%
19,017	Dionex Corp.*	1,378,733
63,700	Illumina Inc.*	2,732,093
54,500	Kendle International Inc.*	426,735
89,000	PerkinElmer Inc.	1,869,890

	Total Life Sciences Tools & Services	6,407,451

Pharmaceuticals — 1.1%
252,700	Questcor Pharmaceuticals Inc.*	2,448,663
156,200	Santarus Inc.*	354,574

	Total Pharmaceuticals	2,803,237

	TOTAL HEALTH CARE	49,295,174

INDUSTRIALS — 14.9%
Aerospace & Defense — 2.1%
130,450	Hexcel Corp.*	2,225,477
49,140	Triumph Group Inc.	3,261,913

	Total Aerospace & Defense	5,487,390

Airlines — 0.8%
221,100	US Airways Group Inc. (a)*	1,998,744

Commercial Services & Supplies — 1.7%
109,920	Higher One Holdings Inc.*	1,273,973
139,500	The Geo Group Inc.*	3,082,950

	Total Commercial Services & Supplies	4,356,923

Electrical Equipment — 0.5%
84,600	Advanced Energy Industries Inc.*	1,193,706

Machinery — 4.7%
66,800	CLARCOR Inc.	2,247,152
169,900	Colfax Corp.*	2,122,051
55,510	Gardner Denver Inc.	2,650,046
176,000	Wabash National Corp.*	1,078,880
55,100	WABCO Holdings Inc.*	1,942,826
61,000	Wabtec Corp.	2,594,330

	Total Machinery	12,635,285

Professional Services — 0.8%
50,650	Huron Consulting Group Inc.*	934,493
84,300	Team Health Holdings Inc. (a)*	1,063,023

	Total Professional Services	1,997,516

Road & Rail — 3.1%
131,900	Heartland Express Inc.	1,920,464
73,300	J.B. Hunt Transport Services Inc.	2,399,842
68,250	Old Dominion Freight Line Inc.*	1,590,908
108,200	Roadrunner Transportation Systems Inc.*	1,269,186
85,500	Saia Inc.*	999,495

	Total Road & Rail	8,179,895

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INDUSTRIALS — 14.9% — (continued)

Trading Companies & Distributors — 0.7%
47,700	Beacon Roofing Supply Inc.*	$664,461
22,400	Watsco Inc. (a)	1,150,240

	Total Trading Companies & Distributors	1,814,701

Transportation Infrastructure — 0.5%
92,440	Aegean Marine Petroleum Network Inc.	1,376,432

	TOTAL INDUSTRIALS	39,040,592

INFORMATION TECHNOLOGY — 30.5%
Communications Equipment — 2.2%
431,200	Brocade Communications Systems Inc.*	2,164,624
47,000	Finisar Corp. (a)*	601,130
166,300	Oclaro Inc. (a)*	1,702,912
36,500	Riverbed Technology Inc.*	1,400,140

	Total Communications Equipment	5,868,806

Computers & Peripherals — 2.2%
190,400	Isilon Systems Inc.*	3,798,480
88,200	STEC Inc. (a)*	984,312
73,900	Xyratex Ltd. (a)*	889,756

	Total Computers & Peripherals	5,672,548

Electronic Equipment, Instruments & Components — 0.3%
149,700	SMART Modular Technologies WWH Inc.*	702,093

InternetSoftware & Services — 1.4%
147,900	IntraLinks Holdings Inc. (a)*	1,922,700
137,900	Mediamind Technologies Inc.*	1,627,220

	Total InternetSoftware & Services	3,549,920

Internet Software & Services — 3.2%
10,700	Equinix Inc. (a)*	975,947
82,300	GSI Commerce Inc. (a)*	1,873,971
181,000	KIT Digital Inc. (a)*	1,554,790
117,100	SAVVIS Inc.*	2,050,421
235,700	Terremark Worldwide Inc. (a)*	1,975,166

	Total Internet Software & Services	8,430,295

IT Services — 0.8%
159,800	Acxiom Corp.*	1,980,721

Semiconductors & Semiconductor Equipment — 7.4%
51,800	Atheros Communications Inc.*	1,277,388
105,150	ATMI Inc.*	1,343,291
132,000	Cavium Networks Inc. (a)*	3,186,480
96,900	Cypress Semiconductor Corp.*	1,025,687
72,200	EZchip Semiconductor Ltd.*	1,580,458
251,900	Integrated Device Technology Inc.*	1,289,728
63,800	Monolithic Power Systems Inc.*	1,046,958
60,300	Netlogic Microsystems Inc. (a)*	1,456,245
42,500	Omnivision Technologies Inc. (a)*	871,250
14,900	Silicon Laboratories Inc. (a)*	568,286
77,300	Skyworks Solutions Inc.*	1,380,578
142,100	TriQuint Semiconductor Inc.*	987,595
57,250	Varian Semiconductor Equipment Associates Inc.*	1,420,945
27,600	Veeco Instruments Inc. (a)*	917,148
60,100	Volterra Semiconductor Corp. (a)*	1,205,005

	Total Semiconductors & Semiconductor Equipment	19,557,042

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 30.5% — (continued)

Software — 13.0%
15,800	Ansys Inc.*	$612,724
355,700	Cadence Design Systems Inc.*	2,418,760
142,400	Commvault Systems Inc.*	3,495,920
47,600	Concur Technologies Inc.*	2,226,252
191,250	Fortinet Inc. (a)*	3,899,588
115,000	Informatica Corp.*	3,698,400
58,300	MICROS Systems Inc.*	2,221,230
154,551	Net 1 UEPS Technologies Inc.*	1,778,882
247,800	Nuance Communications Inc.*	3,637,704
14,300	Pegasystems Inc.	313,170
69,800	Quest Software Inc.*	1,495,814
96,000	Red Hat Inc.*	3,316,800
122,550	SolarWinds Inc.*	1,767,171
88,500	Sonic Solutions Inc. (a)*	712,425
44,100	Ultimate Software Group Inc.*	1,451,772
44,700	VanceInfo Technologies Inc., ADR (a)*	1,303,005

	Total Software	34,349,617

	TOTAL INFORMATION TECHNOLOGY	80,111,042

MATERIALS — 2.0%
Chemicals — 1.4%
125,200	Flotek Industries Inc. (a)*	181,540
151,600	Solutia Inc.*	2,052,664
179,700	Yongye International Inc. (a)*	1,419,630

	Total Chemicals	3,653,834

Metals & Mining — 0.6%
108,300	China Gerui Advanced Materials Group Ltd. (a)*	557,745
163,300	Jaguar Mining Inc. (a)*	960,204

	Total Metals & Mining	1,517,949

	TOTAL MATERIALS	5,171,783

	TOTAL COMMON STOCKS (Cost — $219,618,678)	251,909,569

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $219,618,678)	251,909,569

Face
Amount

SHORT-TERM INVESTMENTS (b) — 23.9%
MONEY MARKET FUND — 20.1%
52,550,608	The AIM STIT – Liquid Assets Portfolio (c) (Cost — $52,550,608)	52,550,608

TIME DEPOSITS — 3.8%
3,913,283	HSBC Bank – Grand Cayman, 0.030% due 9/1/10	3,913,283

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Face
Amount	Security	Value

TIME DEPOSITS — 3.8% — (continued)

6,147,471	Wells Fargo – Grand Cayman, 0.030% due 9/1/10	6,147,471

	TOTAL TIME DEPOSITS (Cost — $10,060,754)	10,060,754

	TOTAL SHORT-TERM INVESTMENTS (Cost — $62,611,362)	62,611,362

	TOTAL INVESTMENTS — 120.0% (Cost — $282,230,040#)	314,520,931

	Liabilities in Excess of Other Assets — (20.0)%	(52,417,891)

	TOTAL NET ASSETS — 100.0%	$262,103,040

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.8%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $287,809,770.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts

Summary of Investments by Security Sector

Information Technology	25.5%
Health Care	15.7
Consumer Discretionary	14.1
Industrials	12.4
Energy	8.2
Financials	1.9
Materials	1.6
Consumer Staples	0.7
Short-Term Investments	19.9

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 96.7%
CONSUMER DISCRETIONARY — 14.0%
Auto Components — 1.5%
9,500	Autoliv Inc.	$514,330
253,212	Modine Manufacturing Co.*	2,516,927

	Total Auto Components	3,031,257

Automobiles — 0.5%
45,100	Thor Industries Inc.	1,052,634

Diversified Consumer Services — 0.8%
127,000	Service Corporation International	976,630
25,000	Weight Watchers International Inc.	713,000

	Total Diversified Consumer Services	1,689,630

Hotels, Restaurants & Leisure — 1.1%
25,100	Brinker International Inc.	395,325
17,800	CEC Entertainment Inc.*	558,386
29,800	International Speedway Corp., Class A Shares	682,122
31,700	Jack in the Box Inc.*	639,706

	Total Hotels, Restaurants & Leisure	2,275,539

Household Durables — 0.4%
30,600	MDC Holdings Inc.	814,572

Leisure Equipment & Products — 1.5%
152,064	Arctic Cat Inc.*	1,062,927
101,442	Brunswick Corp.	1,289,328
53,900	Sturm Ruger & Co., Inc. (a)	693,693

	Total Leisure Equipment & Products	3,045,948

Media — 0.4%
25,300	Meredith Corp. (a)	740,278

Multiline Retail — 0.8%
140,634	Fred’s Inc., Class A Shares	1,549,787

Specialty Retail — 5.6%
42,700	Aaron’s Inc. (a)	695,583
30,900	bebe stores inc.	175,821
28,800	Buckle Inc. (The)	689,760
13,300	Childrens Place Retail Stores Inc. (The)*	580,678
20,300	Collective Brands Inc. (a)*	262,479
28,600	Finish Line Inc. (The), Class A Shares	377,520
24,300	Genesco Inc.*	613,332
27,100	Men’s Wearhouse Inc.	522,488
594,300	Pacific Sunwear Of California (a)*	2,240,511
27,700	PetSmart Inc.	883,353
38,200	RadioShack Corp.	705,936
146,094	Regis Corp.	2,449,997
39,275	Stage Stores Inc.	438,309
33,300	The Cato Corp., Class A Shares	764,235

	Total Specialty Retail	11,400,002

Textiles, Apparel & Luxury Goods — 1.4%
33,300	Movado Group Inc.*	337,662
14,600	Phillips-Van Heusen Corp.	666,928
17,800	Warnaco Group Inc.*	745,464
45,200	Wolverine World Wide Inc.	1,142,204

	Total Textiles, Apparel & Luxury Goods	2,892,258

	TOTAL CONSUMER DISCRETIONARY	28,491,905

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

CONSUMER STAPLES — 8.1%
Beverages — 1.5%
343,803	Cott Corp. (a)*	$2,372,241
25,100	Embotelladora Andina SA, Class B Shares, ADR	685,983

	Total Beverages	3,058,224

Food & Staples Retailing — 1.1%
19,600	Casey’s General Stores Inc.	737,352
21,700	Ruddick Corp.	702,429
21,400	Weis Markets Inc.	752,424

	Total Food & Staples Retailing	2,192,205

Food Products — 3.2%
24,900	Cal-Maine Foods Inc.	739,032
173,865	Chiquita Brands International Inc. (a)*	2,183,744
21,500	Corn Products International Inc.	733,795
163,100	Del Monte Foods Co.	2,126,824
17,300	Sanderson Farms Inc.	744,073

	Total Food Products	6,527,468

Household Products — 1.4%
80,661	Spectrum Brands Holdings Inc. (a)*	2,057,662
21,000	WD-40 Co.	738,570

	Total Household Products	2,796,232

Personal Products — 0.6%
21,400	Herbalife Ltd.	1,189,412

Tobacco — 0.3%
19,900	Universal Corp.	709,634

	TOTAL CONSUMER STAPLES	16,473,175

ENERGY — 5.4%
Energy Equipment & Services — 0.4%
18,500	Tidewater Inc.	741,480

Oil, Gas & Consumable Fuels — 5.0%
25,400	Berry Petroleum Co., Class A Shares	689,610
10,700	Cimarex Energy Co.	699,994
54,100	EXCO Resources Inc.	727,645
28,800	Forest Oil Corp.*	752,256
24,200	Frontline Ltd. (a)	641,300
27,600	Holly Corp.	717,876
35,700	Newfield Exploration Co.*	1,713,957
31,500	Southern Union Co.	708,750
48,400	Tsakos Energy Navigation Ltd.	613,228
26,600	Whiting Petroleum Corp.*	2,256,744
27,500	World Fuel Services Corp.	702,350

	Total Oil, Gas & Consumable Fuels	10,223,710

	TOTAL ENERGY	10,965,190

FINANCIALS — 15.4%
Capital Markets — 0.7%
35,700	Federated Investors Inc., Class B Shares (a)	744,345
29,200	Raymond James Financial Inc.	673,936

	Total Capital Markets	1,418,281

Commercial Banks — 4.8%
42,700	Bank of Hawaii Corp.	1,906,982
63,300	Boston Private Financial Holdings Inc.	396,891

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

FINANCIALS — 15.4% — (continued)
Commercial Banks — 4.8% — (continued)

29,300	Community Bank System Inc. (a)	$661,594
13,800	Cullen/Frost Bankers Inc.	707,250
26,300	CVB Financial Corp. (a)	179,629
80,285	East-West Bancorp Inc.	1,173,767
35,200	First Financial Bancorp	561,440
32,700	First Midwest Bancorp Inc.	359,046
29,145	Hancock Holding Co.	793,327
36,200	Independent Bank Corp. (a)	759,114
49,000	NBT Bancorp Inc.	1,000,580
15,100	S&T Bancorp Inc. (a)	256,247
122,900	Sterling Bancshares Inc.	609,584
6,000	Univest Corp. of Pennsylvania	96,000
17,500	WesBanco Inc.	266,875

	Total Commercial Banks	9,728,326

Consumer Finance — 0.3%
201,900	Advance America Cash Advance Centers Inc.	676,365

Insurance — 5.2%
70,400	American Equity Investment Life Holding Co.	668,096
25,300	American Financial Group Inc.	727,881
30,300	Delphi Financial Group Inc., Class A Shares	675,690
34,000	Harleysville Group Inc.	1,083,920
43,000	Infinity Property & Casualty Corp.	1,993,050
45,000	Platinum Underwriters Holdings Ltd.	1,809,450
13,600	RLI Corp. (a)	713,456
74,400	Selective Insurance Group	1,105,584
10,800	StanCorp Financial Group Inc.	384,804
26,646	Validus Holdings Ltd.	678,674
24,600	W.R. Berkley Corp.	648,210

	Total Insurance	10,488,815

Real Estate Investment Trusts (REITs) — 4.4%
54,364	Brandywine Realty Trust	597,460
187,800	Chimera Investment Corp.	738,054
31,150	CommonWealth REIT	751,338
46,100	Education Realty Trust Inc.	315,324
44,800	Equity One Inc. (a)	716,352
64,000	Franklin Street Properties Corp.	750,720
18,400	Government Properties Income Trust	472,328
31,700	Healthcare Realty Trust Inc.	742,097
28,100	Highwoods Properties Inc.	878,968
18,000	Nationwide Health Properties Inc.	692,460
12,300	PS Business Parks Inc.	692,121
19,600	Sovran Self Storage Inc. (a)	740,292
30,200	Washington Real Estate Investment Trust	925,328

	Total Real Estate Investment Trusts (REITs)	9,012,842

	TOTAL FINANCIALS	31,324,629

HEALTH CARE — 5.9%
Health Care Equipment & Supplies — 4.5%
161,933	Angiodynamics Inc.*	2,472,717
50,000	Cantel Medical Corp.	718,500
36,800	Cooper Cos., Inc. (The)	1,484,512
48,397	ICU Medical Inc.*	1,724,385
29,700	Invacare Corp.	680,130
24,000	STERIS Corp.	690,480
14,100	Teleflex Inc.	677,646

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

HEALTH CARE — 5.9% — (continued)
Health Care Equipment & Supplies — 4.5% — (continued)

21,100	West Pharmaceutical Services Inc.	$709,382

	Total Health Care Equipment & Supplies	9,157,752

Health Care Providers & Services — 1.1%
36,500	Alliance HealthCare Services Inc.*	153,300
48,750	Owens & Minor Inc.	1,299,675
23,600	Universal Health Services Inc., Class B Shares	741,040

	Total Health Care Providers & Services	2,194,015

Life Sciences Tools & Services — 0.3%
33,600	PerkinElmer Inc.	705,936

	TOTAL HEALTH CARE	12,057,703

INDUSTRIALS — 19.4%
Aerospace & Defense — 0.7%
25,900	Curtiss-Wright Corp.	688,681
14,300	Elbit Systems Ltd.	706,992

	Total Aerospace & Defense	1,395,673

Airlines — 0.3%
53,100	SkyWest Inc.	676,494

Commercial Services & Supplies — 5.5%
436,836	ACCO Brands Corp.*	2,538,017
58,100	Brink’s Co. (The)	1,096,347
46,300	Ennis Inc.	712,557
50,100	Knoll Inc.	672,342
92,425	Mine Safety Appliances Co.	2,107,290
160,510	Schawk Inc., Class A Shares	2,439,752
17,800	Unifirst Corp./MA	698,828
11,300	United Stationers Inc.*	507,257
9,400	Viad Corp.	148,990

	Total Commercial Services & Supplies	10,921,380

Construction & Engineering — 1.8%
39,300	Chicago Bridge & Iron Co. NV, Class NY Shares*	855,954
427,952	Great Lakes Dredge & Dock Corp.	2,159,018
31,500	KBR Inc.	730,800

	Total Construction & Engineering	3,745,772

Electrical Equipment — 3.1%
1,700	Acuity Brands Inc.	65,858
132,319	Belden Inc.	2,897,786
110,046	EnerSys*	2,428,715
17,900	Regal-Beloit Corp.	990,228

	Total Electrical Equipment	6,382,587

Industrial Conglomerates — 0.1%
14,700	Otter Tail Corp.	272,391

Machinery — 5.6%
49,300	Actuant Corp., Class A Shares	977,126
24,400	Altra Holdings Inc.*	314,028
45,000	Barnes Group Inc.	684,450
122,694	Briggs & Stratton Corp.	2,226,896
12,100	Bucyrus International Inc., Class A Shares	695,629
20,200	Crane Co.	684,780
27,400	Gardner Denver Inc.	1,308,076
29,100	Harsco Corp.	580,254

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

INDUSTRIALS — 19.4% — (continued)
Machinery — 5.6% — (continued)

163,489	John Bean Technologies Corp.	$2,431,081
10,600	Valmont Industries Inc.	710,518
11,600	Wabtec Corp.	493,348

	Total Machinery	11,106,186

Marine — 1.0%
36,800	Alexander & Baldwin Inc.	1,245,312
21,800	Kirby Corp.*	802,894

	Total Marine	2,048,206

Road & Rail — 1.0%
23,400	Saia Inc.*	273,546
90,200	Werner Enterprises Inc.	1,798,588

	Total Road & Rail	2,072,134

Trading Companies & Distributors — 0.3%
25,700	Applied Industrial Technologies Inc.	688,760

	TOTAL INDUSTRIALS	39,309,583

INFORMATION TECHNOLOGY — 9.6%
Communications Equipment — 0.4%
13,100	Black Box Corp.	369,420
84,600	Brocade Communications Systems Inc.*	424,692

	Total Communications Equipment	794,112

Computers & Peripherals — 0.5%
26,700	Diebold Inc.	692,598
30,000	Electronics for Imaging Inc.*	319,350

	Total Computers & Peripherals	1,011,948

Electronic Equipment, Instruments & Components — 4.1%
54,000	AVX Corp.	671,220
39,100	Checkpoint Systems Inc.*	717,094
123,237	Cognex Corp.	2,403,122
10,800	Fabrinet*	131,868
59,300	Jabil Circuit Inc.	607,825
66,380	Littelfuse Inc.*	2,471,990
16,300	Tech Data Corp.*	590,060
98,400	Vishay Intertechnology Inc.*	756,696
7,028	Vishay Precision Group Inc.*	101,836

	Total Electronic Equipment, Instruments & Components	8,451,711

IT Services — 1.3%
585,656	Lionbridge Technologies Inc.*	2,612,026

Semiconductors & Semiconductor Equipment — 1.7%
82,300	Cirrus Logic Inc. (a)*	1,244,376
58,500	ON Semiconductor Corp.*	361,530
229,447	Zoran Corp.*	1,853,932

	Total Semiconductors & Semiconductor Equipment	3,459,838

Software — 1.6%
84,700	Compuware Corp.*	608,146
62,500	Parametric Technology Corp.*	1,065,625
27,800	QAD Inc.*	110,088
62,600	Synopsys Inc.*	1,432,914

	Total Software	3,216,773

	TOTAL INFORMATION TECHNOLOGY	19,546,408

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

MATERIALS — 13.1%
Chemicals — 7.4%
39,300	Albemarle Corp.	$1,575,537
35,900	Cytec Industries Inc.	1,702,737
28,800	FMC Corp.	1,793,664
163,244	Georgia Gulf Corp. (a)*	2,122,172
25,700	Innophos Holdings Inc.	749,669
15,700	International Flavors & Fragrances Inc.	717,333
7,800	Lubrizol Corp.	727,818
34,200	Methanex Corp.	730,170
41,900	RPM International Inc.	708,110
25,900	Sensient Technologies Corp.	718,207
178,043	Solutia Inc.*	2,410,702
37,600	Valspar Corp.	1,132,512

	Total Chemicals	15,088,631

Containers & Packaging — 2.7%
54,600	Crown Holdings Inc.*	1,521,156
267,700	Intertape Polymer Group Inc.*	436,351
323,626	Myers Industries Inc.	2,061,498
24,400	Silgan Holdings Inc.	729,316
22,500	Sonoco Products Co.	707,625

	Total Containers & Packaging	5,455,946

Metals & Mining — 2.3%
10,000	Compass Minerals International Inc.	717,500
39,800	IAMGOLD Corp. (a)	745,852
13,600	Kaiser Aluminum Corp. (a)	502,112
15,700	Royal Gold Inc.	770,399
59,400	Thompson Creek Metals Co., Inc. (a)*	509,652
20,300	Walter Industries Inc.	1,462,412

	Total Metals & Mining	4,707,927

Paper & Forest Products — 0.7%
59,800	Buckeye Technologies Inc.	710,424
28,000	Glatfelter	286,440
7,900	Schweitzer-Mauduit International Inc.	425,336

	Total Paper & Forest Products	1,422,200

	TOTAL MATERIALS	26,674,704

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
69,700	Premiere Global Services Inc.*	345,712

UTILITIES — 5.6%
Electric Utilities — 1.3%
25,500	Cleco Corp.	722,415
51,000	El Paso Electric Co.*	1,170,450
30,100	Westar Energy Inc.	721,497

	Total Electric Utilities	2,614,362

Gas Utilities — 2.9%
19,700	AGL Resources Inc.	722,990
25,300	Atmos Energy Corp.	715,990
16,700	Energen Corp.	712,756
15,800	National Fuel Gas Co.	679,084
60,900	Southwest Gas Corp.	1,915,305
25,600	UGI Corp.	706,560

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

UTILITIES — 5.6% — (continued)
Gas Utilities — 2.9% — (continued)

19,400	WGL Holdings Inc.	$684,238

	Total Gas Utilities	6,136,923

Multi-Utilities — 1.0%
16,600	Black Hills Corp.	505,138
18,200	OGE Energy Corp.	710,710
29,200	Vectren Corp.	716,568

	Total Multi-Utilities	1,932,416

Water Utilities — 0.4%
31,700	American Water Works Co., Inc.	715,786

	TOTAL UTILITIES	11,399,487

	TOTAL COMMON STOCKS (Cost — $156,035,418)	196,588,496

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $156,035,418)	196,588,496

Face
Amount

SHORT-TERM INVESTMENTS (b) — 10.8%
COMMERCIAL PAPER — 0.6%
1,145,000	Societe Generale North America Inc., 0.230% due 9/1/10 (c) (Cost — $1,144,993)	1,144,993

MONEY MARKET FUND — 7.2%
14,581,870	The AIM STIT – Liquid Asset Portfolio (d) (Cost — $14,581,870)	14,581,870

TIME DEPOSITS — 3.0%
2,335	BBH – Grand Cayman, 0.030% due 9/1/10	2,335
1,657,898	HSBC Bank – Grand Cayman, 0.030% due 9/1/10	1,657,898
4,476,158	Wells Fargo – Grand Cayman, 0.030% due 9/1/10	4,476,158

	TOTAL TIME DEPOSITS (Cost — $6,136,391)	6,136,391

	TOTAL SHORT-TERM INVESTMENTS (Cost — $21,863,254)	21,863,254

	TOTAL INVESTMENTS — 107.5% (Cost — $177,898,672#)	218,451,750

	Liabilities in Excess of Other Assets — (7.5)%	(15,316,521)

	TOTAL NET ASSETS — 100.0%	$203,135,229

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.6%.
(c)	Rate shown represents yield-to-maturity.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $181,637,241.
Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments
Summary of Investments by Security Sector

Industrials	18.1%
Financials	14.4
Consumer Discretionary	13.0
Materials	12.2
Information Technology	8.9
Consumer Staples	7.5
Health Care	5.5
Utilities	5.2
Energy	5.0
Telecommunication Services	0.2
Short-Term Investments	10.0

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 96.2%
Argentina — 0.2%
26,900	MercadoLibre Inc.*	$1,773,786

Australia — 2.7%
5,614	Adelaide Brighton Ltd.	16,409
430,560	Amcor Ltd.	2,585,949
1,639	Ansell Ltd.	19,688
13,380	APA Group	44,592
203,031	Aspen Group	85,033
41,352	Ausdrill Ltd.	66,328
208,883	Australia & New Zealand Banking Group Ltd.	4,204,803
1,788	Bank of Queensland Ltd.	15,662
122,617	Beach Petroleum Ltd.	71,568
126,358	BHP Billiton Ltd.	4,171,742
17,625	Cardno Ltd.	67,377
61,896	Centro Retail Group*	8,825
9,505	Challenger Financial Services Group Ltd.	31,932
9,252	Downer EDI Ltd.	32,813
77,265	DUET Group	114,637
151,100	Emeco Holdings Ltd.	103,677
3,271	Fleetwood Corp., Ltd.	29,177
34,502	FlexiGroup Ltd.	44,887
5,180	Flight Centre Ltd.	90,656
18,132	iiNET Ltd.	43,302
228,544	Industrea Ltd.	70,261
1,998	MacArthur Coal Ltd.	20,083
34,900	Macquarie Group Ltd.	1,164,983
82,196	Mount Gibson Iron Ltd.*	127,446
417,149	Myer Holdings Ltd.	1,367,935
107,363	National Australia Bank Ltd.	2,219,571
74,688	Newcrest Mining Ltd.	2,479,154
31,595	Panoramic Resources Ltd.	67,570
113,343	PMP Ltd.*	63,630
11,120	Primary Health Care Ltd.	32,006
61,207	Resolute Mining Ltd.*	45,815
124,958	St. Barbara Ltd.*	36,189
81,537	STW Communications Group Ltd.	62,486
307,216	Toll Holdings Ltd.	1,661,724
4,435	Whitehaven Coal Ltd.	23,633

	Total Australia	21,291,543

Austria — 0.0%
3,214	Austria Technologie & Systemtechnik AG	42,234

Belgium — 0.9%
8,178	AGFA-Gevaert NV*	56,096
123,111	Anheuser-Busch InBev NV	6,418,688
512	Bekaert SA	104,059
1,333	Compagnie d’Entreprises CFE	65,529
277	D’ieteren SA	130,505
1,446	Kinepolis Group NV	80,818
1,236	Omega Pharma SA	44,989
6,990	Recticel SA	63,041

	Total Belgium	6,963,725

Bermuda — 0.2%
16,589	Catlin Group Ltd.	83,787
15,319	Golden Ocean Group Ltd.	19,778
3,146	Hiscox Ltd.	17,735
1,809	Lancashire Holdings Ltd.	14,821

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Bermuda — 0.2% — (continued)

33,320	Northern Offshore Ltd.*	$61,455
72,718	Seadrill Ltd. (a)	1,699,640

	Total Bermuda	1,897,216

Brazil — 5.0%
182,959	Amil Participacoes SA	1,682,286
439,200	BM&F Bovespa SA	3,206,662
120,800	BR Malls Participacoes SA	1,894,875
18,135	Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class A Shares, ADR	1,277,067
137,300	Cia Paranaense de Energia, ADR (a)	3,053,552
72,700	Empresa Brasileira de Aeronautica SA, ADR (a)	1,802,233
140,496	Itau Unibanco Banco Multiplo SA, ADR	3,030,499
131,400	Natura Cosmeticos SA	3,170,419
509,600	OGX Petroleo e Gas Participacoes SA*	6,069,330
346,800	PDG Realty SA Empreendimentos e Participacoes	3,568,589
101,040	Petroleo Brasileiro SA, ADR	3,369,684
142,122	Redecard SA	1,945,600
24,390	Totvs SA	1,808,573
32,200	Usinas Siderurgicas de Minas Gerais SA, ADR	816,257
114,185	Vale SA, Class B Shares, ADR	3,054,449

	Total Brazil	39,750,075

Canada — 3.7%
135,966	Canadian National Railway Co.	8,306,919
84,720	Canadian Natural Resources Ltd.	2,730,977
30,519	Niko Resources Ltd.	3,018,772
26,956	Potash Corp. of Saskatchewan	3,969,271
117,008	Suncor Energy Inc.	3,552,961
132,000	Talisman Energy Inc.	2,080,391
111,640	Teck Resources Ltd., Class B Shares	3,742,492
29,649	Toronto-Dominion Bank (The)	2,010,409

	Total Canada	29,412,192

China — 4.2%
4,799,000	Agricultural Bank of China, Class H Shares*	2,165,519
450,000	Alibaba.com Ltd. (a)*	877,033
38,962	Baidu.com Inc., ADR*	3,055,790
2,567,000	Bank of China Ltd., Class H Shares	1,290,348
476,000	China Life Insurance Co., Ltd., Class H Shares	1,817,471
1,670,605	China Merchants Bank Co., Ltd., Class H Shares	4,291,147
84,464	Ctrip.com International Ltd., ADR*	3,419,947
493,400	Dongfang Electric Corp., Ltd., Class H Shares (a)	1,807,791
5,775,300	Industrials & Commercial Bank of China Ltd., Class H Shares	4,194,953
63,100	Netease.com, ADR*	2,506,963
178,000	Pacific Textile Holdings Ltd.	90,619
467,500	Ping An Insurance Group Co. of China Ltd., Class H Shares (b)	3,858,520
687,996	Sinopharm Group Co., Class H Shares	2,618,073
91,700	Tencent Holdings Ltd.	1,682,277

	Total China	33,676,451

Denmark — 1.5%
1,489	D/S Norden AS	56,278
94,476	Novo Nordisk AS, Class B Shares	8,125,026
12,203	Novozymes, Class B Shares	1,436,774
1,229	Thrane & Thrane AS	38,482
58,313	Vestas Wind Systems AS*	2,181,116

	Total Denmark	11,837,676

Finland — 0.0%
1,906	Technopolis PLC	8,474

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Finland — 0.0% — (continued)

1,154	Tietoenator Oyj	$19,027

	Total Finland	27,501

France — 7.7%
56,881	Accor SA	1,749,247
1,950	Affine SA	41,911
26,994	Air Liquide	2,813,766
2,620	Arkema	109,360
3,610	Assystem	53,239
210,281	AXA	3,276,097
175,496	BNP Paribas	11,005,747
2,498	Boiron SA	87,768
26,512	Casino Guichard Perrachon SA	2,151,615
2,121	Cegid Group	54,531
26,828	Cie de Saint-Gobain	989,633
42,317	Cie Generale d’Optique Essilor International SA	2,574,508
1,500	Compagnie Plastic-Omnium SA	71,795
389	Entrepose Contracting	39,481
340	Esso SA Francaise	43,176
93,036	GDF Suez	2,887,703
2,517	GFI Informatique*	8,217
1,116	GL Events	29,685
49,286	Groupe Danone	2,654,788
83,621	Lafarge SA	3,861,613
47,801	LVMH Moet Hennessy Louis Vuitton SA	5,572,202
22,384	Pernod-Ricard SA	1,754,049
100,330	Publicis Groupe SA	4,212,030
2,087	Rallye SA	70,901
5,092	Rhodia SA	95,922
34,202	Sanofi-Aventis	1,966,759
48,241	Schneider Electric SA	5,128,366
6,203	Sequana	76,036
1,216	Societe de la Tour Eiffel	79,934
88,700	Total SA	4,154,186
2,498	Valeo*	87,387
21,100	Vallourec SA	1,816,926
39,308	Vivendi SA	919,229
18,923	Wendel	971,333

	Total France	61,409,140

Germany — 8.5%
42,875	Adidas AG	2,187,465
21,363	Allianz AG	2,196,416
133,528	BASF AG	7,061,877
2,157	Bertrandt AG	102,569
1,441	Bilfinger Berger AG	86,113
86,631	Daimler AG, Registered Shares*	4,221,250
70,550	Deutsche Bank AG	4,443,168
141,036	Deutsche Lufthansa AG*	2,231,325
290	Draegerwerk AG & Co. KGaA	22,806
6,720	Drillisch AG	43,790
127,050	Fresenius Medical Care AG & Co. KGaA	7,210,694
221,785	GEA Group AG	4,617,430
2,632	Gerresheimer AG*	91,439
53,364	Hannover Rueckversicherung AG	2,372,836
2,305	Indus Holding AG	49,570
290,716	Infineon Technologies AG*	1,625,210
22,486	Linde AG	2,539,237
63,706	Metro AG	3,251,063

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Germany — 8.5% — (continued)

1,501	MTU Aero Engines Holding AG	$83,692
1,141	ProSiebenSat.1 Media AG	20,537
1,720	Rheinmetall AG	95,433
168,906	SAP AG	7,392,419
1,551	Sartorius AG	33,335
69,471	Siemens AG	6,334,265
3,286	Sixt AG	97,464
163,397	ThyssenKrupp AG	4,482,151
46,850	Volkswagen AG, GDR	4,673,415
1,805	VTG AG	28,545

	Total Germany	67,595,514

Greece — 0.4%
2,269	Hellenic Duty Free Shops SA*	13,489
5,154	Metka SA	52,964
87,857	OPAP SA	1,333,624
98,097	Public Power Corp.	1,398,099

	Total Greece	2,798,176

Guernsey — 0.3%
98,700	Amdocs Ltd.*	2,588,901
45,126	Raven Russia Ltd.	33,609

	Total Guernsey	2,622,510

Hong Kong — 4.5%
214,000	Apollo Solar Energy Technology Holdings Ltd.*	17,883
154,000	Chen Hsong Holdings	57,811
374,097	China Merchants Holdings International Co., Ltd.	1,264,865
413,200	China Resources Enterprise	1,721,113
164,000	China Ting Group Holdings Ltd.	25,301
4,741,295	CNOOC Ltd.	8,155,626
22,000	First Pacific Co.	16,348
7,000	Great Eagle Holdings Ltd.	19,078
398,000	Hang Lung Properties Ltd.	1,778,042
138,000	Hannstar Board International Holdings Ltd.	24,128
29,600	HKR International Ltd.	11,606
265,700	Hong Kong Exchanges and Clearing Ltd.	4,170,723
371,000	Hutchison Whampoa Ltd.	2,744,880
134,000	Jardine Strategic Holdings Ltd.	3,333,920
1,060,000	Li & Fung Ltd.	5,321,463
14,000	Liu Chong Hing Investment	15,569
74,000	Lung Kee (Bermuda) Holdings	42,049
20,000	Midland Holdings Ltd.	15,941
699,454	Noble Group Ltd.	810,617
84,000	Norstar Founders Group Ltd. (b)*	0
167,097	Sun Hung Kai Properties Ltd.	2,339,379
284,400	Swire Pacific Ltd., Class A Shares	3,427,717
44,000	Texwinca Holdings Ltd.	43,499
142,000	Victory City International Holdings Ltd.	29,756
3,000	VTech Holdings Ltd.	29,813

	Total Hong Kong	35,417,127

India — 0.7%
99,632	ICICI Bank Ltd., ADR	4,115,798
81,103	Tata Motors Ltd., ADR (a)	1,736,415

	Total India	5,852,213

Ireland — 0.3%
30,789	Beazley PLC	52,860
55,200	Covidien PLC	1,950,769

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Ireland — 0.3% — (continued)

4,508	DCC PLC	$113,151
5,039	FBD Holdings PLC	44,293
84,516	Total Produce PLC	37,575
4,606	United Drug PLC	13,293

	Total Ireland	2,211,941

Israel — 1.8%
811	Alon Holdings Blue Square Ltd.	8,627
2,335	AL-ROV Israel Ltd.*	59,464
1,648	FIBI Holdings Ltd.*	33,531
62,628	Oil Refineries Ltd.	31,404
277,556	Teva Pharmaceutical Industries Ltd., ADR	14,038,783

	Total Israel	14,171,809

Italy — 1.0%
166,764	ACEA SpA*	1,853,529
4,886	Autostrada Torino-Milano SpA	60,265
991	Banco di Sardegna SpA	11,896
2,344	Danieli & C Officine Meccaniche SpA	42,310
16,913	De’Longhi SpA	78,416
1,487	Engineering Ingegneria Informatica SpA	36,134
78,504	Eni SpA	1,562,608
81,295	Fiat SpA, Risparmio shares	617,525
7,689	Indesit Co. SpA	74,229
753,240	Intesa Sanpaolo SpA	2,119,318
17,463	Iride SpA	27,417
238,927	Mediaset SpA	1,484,100
14,164	Recordati SpA	111,639
11,428	Societa Iniziative Autostradali e Servizi SpA	96,679
9,139	Sogefi SpA*	23,218
97,162	Unipol Gruppo Finanziario SpA	42,642

	Total Italy	8,241,925

Japan — 12.7%
11,300	Alps Electric Co., Ltd.*	77,774
1,600	AOKI Holdings Inc.	19,780
2,400	Arc Land Sakamoto Co., Ltd.	27,274
1,200	Arcs Co., Ltd.	15,705
35,200	Astellas Pharma Inc.	1,214,688
600	Autobacs Seven Co., Ltd.	22,431
13,000	Bank of Nagoya Ltd. (The)	45,432
7,850	Belluna Co., Ltd.	38,632
165,300	Bridgestone Corp.	2,864,873
600	C Uyemura & Co., Ltd.	22,360
1,700	Canon Electronics Inc.	39,547
238,969	Canon Inc.	9,729,198
4,500	Cawachi Ltd.	81,736
203	Central Japan Railway Co.	1,636,065
21,000	Chuetsu Pulp & Paper Co., Ltd.	37,944
1,000	Chugoku Marine Paints Ltd.	6,799
548,000	Chuo Mitsui Trust Holdings Inc.	1,941,207
80	CMIC Co., Ltd.	25,391
2,400	cocokara fine Holdings Inc.	49,697
2,300	Cosmos Pharmaceutical Corp.	65,207
90,000	Daihatsu Motor Co., Ltd.	1,135,097
1,713	Dai-ichi Life Insurance Co., Ltd. (The)	2,022,002
1,200	Dai-ichi Seiko Co., Ltd.	47,287
2,700	Daiichikosho Co., Ltd.	41,435
47,300	Daikin Industries Ltd.	1,609,184
12,000	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	50,639

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Japan — 12.7% — (continued)

36,700	Daito Trust Construction Co., Ltd.	$2,102,752
3,900	DTS Corp.	39,545
5,100	EDION Corp.	35,101
15,000	Eighteenth Bank Ltd. (The)	43,685
2,700	Exedy Corp.	77,734
63,200	FamilyMart Co., Ltd.	2,283,840
24,230	Fanuc Ltd.	2,597,974
1,900	Foster Electric Co., Ltd.	40,676
282,000	Fujitsu Ltd.	1,950,954
13,000	Furukawa-Sky Aluminum Corp.	31,988
75	Future Architect Inc.	25,863
1,200	Fuyo General Lease Co., Ltd.	31,467
60	Geo Corp.	70,395
14,000	Hanwa Co., Ltd.	50,591
3,400	Heiwado Co., Ltd.	40,295
5,000	Hitachi Kokusai Electric Inc.	37,623
202,100	Honda Motor Co., Ltd.	6,676,206
61,900	Hoya Corp.	1,362,720
10,100	Inabata & Co., Ltd.	48,024
30,000	Jaccs Co., Ltd.	54,918
596	Japan Tobacco Inc.	1,846,980
9,000	JFE Shoji Holdings Inc.	31,025
78,000	JGC Corp.	1,192,369
3,000	J-Oil Mills Inc.	8,309
201,400	JTEKT Corp.	1,649,505
7,000	Juroku Bank Ltd. (The)	23,299
332	KDDI Corp.	1,598,336
3,000	Kohnan Shoji Co., Ltd.	31,917
6,000	Kojima Co., Ltd.	29,456
214,041	Komatsu Ltd.	4,338,066
190,500	Konica Minolta Holdings Inc.	1,662,134
1,820	K’s Holdings Corp.	39,267
2,200	Kuroda Electric Co., Ltd.	24,975
6,000	Kyorin Co., Ltd.	86,015
6,800	Kyowa Exeo Corp.	59,331
2,500	Macnica Inc.	44,220
20	Macromill Inc.	30,811
625,000	Marubeni Corp.	3,216,938
17,000	Marudai Food Co., Ltd.	51,935
14,000	Maruzen Showa Unyu Co., Ltd.	45,266
17,000	Michinoku Bank Ltd. (The)	34,758
41	MID REIT Inc., Class A Shares	88,263
2,800	Ministop Co., Ltd.	39,941
3,300	Miraca Holdings Inc.	110,386
236,300	Mitsubishi Corp.	5,056,047
3,000	Mitsui Home Co., Ltd.	13,551
1,605,300	Mizuho Financial Group Inc.	2,461,619
1,800	Nafco Co., Ltd.	28,629
8,700	Namura Shipbuilding Co., Ltd.	43,435
1,300	NEC Mobiling Ltd.	35,697
13,000	Nichias Corp.	53,623
6,100	Nichiha Corp.	40,099
6,100	Nintendo Co., Ltd.	1,695,311
5,000	Nippo Corp.	32,749
12,000	Nippon Carbon Co., Ltd.	35,376
144,000	Nippon Electric Glass Co., Ltd.	1,610,746
7,000	Nippon Synthetic Chemical Industry Co., Ltd. (The)	36,945
13,000	Nissin Corp.	28,125
7,000	Nittetsu Mining Co., Ltd.	22,716

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Japan — 12.7% — (continued)

288,000	NKSJ Holdings Inc.*	$1,609,034
45,400	Nomura Research Institute Ltd.	881,286
10	Okinawa Cellular Telephone Co.	20,244
3,000	Okuwa Co., Ltd.	28,137
4	Osaka Securities Exchange Co., Ltd.	19,400
3,800	Otsuka Kagu Ltd.	39,073
64	Pacific Golf Group International Holdings KK	41,006
4,000	Pacific Metals Co., Ltd.	28,719
139,200	Panasonic Corp.	1,767,199
6,200	Park24 Co., Ltd.	66,846
6,000	Rengo Co., Ltd.	40,083
2,500	Resorttrust Inc.	36,523
3,800	Ricoh Leasing Co., Ltd.	89,212
10,000	Riken Corp.	32,452
4,800	Riso Kagaku Corp.	57,686
7,000	San-Ai Oil Co., Ltd.	28,374
7,000	San-In Godo Bank Ltd. (The)	49,010
24,000	Sankyu Inc.	91,578
8,000	Sanyo Chemical Industries Ltd.	55,061
2,000	SEC Carbon Ltd.	9,795
524,000	Sekisui Chemical Co., Ltd.	3,070,811
7,000	Shikoku Chemicals Corp.	38,942
18,900	Shimamura Co., Ltd.	1,718,692
27,900	Shin-Etsu Chemical Co., Ltd.	1,290,116
3,300	Shinko Plantech Co., Ltd.	25,929
4,900	Shinko Shoji Co., Ltd.	40,423
66	Ship Healthcare Holdings Inc.	53,585
4,000	Sinanen Co., Ltd.	15,786
4,000	Sohgo Security Services Co., Ltd.	38,990
79,700	Sony Corp.	2,243,443
1,137	Sony Financial Holdings Inc.	3,716,789
41,200	Square Enix Co., Ltd.	849,222
58,200	Sumco Corp.*	988,622
22,000	Sumikin Bussan Corp.	41,581
1,980	Sumitomo Real Estate Sales Co., Ltd.	83,437
8,000	Sumitomo Seika Chemicals Co., Ltd.	30,811
23,400	Takeda Pharmaceutical Co., Ltd.	1,073,688
86,700	THK Co., Ltd.	1,426,363
2,900	Tocalo Co., Ltd.	40,953
4,100	Tokai Rika Co., Ltd.	63,748
69,800	Tokyo Electric Power Co., Inc. (The)	2,029,489
15,000	Tokyo Tekko Co., Ltd.	32,095
259	Tosei Corp.	83,896
3,400	Touei Housing Corp.	31,929
16,000	Toyo Suisan Kaisha Ltd.	336,832
98,900	Toyota Motor Corp.	3,362,305
2,200	TS Tech Co., Ltd.	31,748
8,000	Uchida Yoko Co., Ltd.	21,777
33,100	Unicharm Corp.	4,032,986
3,600	Unipres Corp.	55,674
1,100	Valor Co., Ltd.	8,081
2,230	Yahoo! Japan Corp.	801,872

	Total Japan	100,619,238

Liechtenstein — 0.0%
1,293	Liechtenstein Landesbank AG	85,334

Luxembourg — 0.7%
90,153	ArcelorMittal	2,636,750
2,196	GAGFAH SA	15,755

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Luxembourg — 0.7% — (continued)

33,600	Millicom International Cellular SA	$3,093,888

	Total Luxembourg	5,746,393

Mexico — 1.1%
69,280	America Movil SAB de CV, Class L Shares, ADR	3,230,526
29,800	Fomento Economico Mexicano SAB de CV, ADR	1,451,260
1,657,300	Wal-Mart de Mexico SA de CV, Class V Shares	3,765,590

	Total Mexico	8,447,376

Netherlands — 3.4%
2,344	ASM International NV*	51,912
3,766	BinckBank NV	48,699
5,848	Core Laboratories NV	461,583
1,707	CSM NV	44,494
1,957	Hunter Douglas NV	67,144
744,702	ING Groep NV*	6,638,731
107,000	Koninklijke Ahold NV	1,320,431
264,267	Koninklijke KPN NV	3,840,238
1,167	Macintosh Retail Group NV	22,755
3,568	Mediq NV	58,625
162	Nutreco Holding NV	9,423
201,085	Reed Elsevier NV	2,414,563
150,873	Royal Dutch Shell PLC, Class B Shares	3,865,716
157,298	SBM Offshore NV	2,398,692
16,478	SNS REAAL NV*	69,805
63,331	TNT NV	1,611,337
144,447	Unilever NV	3,877,930
4,018	Vastned Offices/Industrial NV	57,929
304	VastNed Retail NV	16,481

	Total Netherlands	26,876,488

New Zealand — 0.0%
21,905	Goodman Property Trust	14,246
21,972	Nuplex Industries Ltd.	47,631
10,143	Tower Ltd.	13,122
17,217	Vector Ltd.	25,645

	Total New Zealand	100,644

Norway — 0.9%
6,400	Aker Solutions ASA	70,774
13,000	Austevoll Seafood ASA	71,105
1,372	Cermaq ASA*	14,180
199,212	DnB NOR ASA	2,206,147
1,392	EDB Business Partner ASA*	3,209
3,178	Fred Olsen Energy ASA	92,117
17,309	Grieg Seafood ASA	47,887
2,800	Leroy Seafood Group ASA	59,879
2,173	Songa Offshore SE*	6,706
10,424	SpareBank 1 SMN	81,876
101,685	StatoilHydro ASA	1,915,900
154,900	Telenor ASA	2,275,733

	Total Norway	6,845,513

Panama — 0.1%
23,800	Copa Holdings SA, Class A Shares	1,160,964

Peru — 0.0%
6,400	Copeinca ASA	40,806

Singapore — 0.5%
10,000	Allgreen Properties Ltd.	7,529

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Singapore — 0.5% — (continued)

30,000	Cambridge Industrial Trust	$11,294
755,000	CapitaLand Ltd.	2,179,118
67,000	CSE Global Ltd.	47,232
75,000	Ho Bee Investment Ltd.	80,276
15,000	Hong Leong Asia Ltd.	36,429
107,000	Mapletree Logistics Trust	66,347
12,000	MobileOne Ltd.	19,222
12,000	Rotary Engineering Ltd.	8,061
540,000	SembCorp. Industries Ltd.	1,698,088
6,000	Straits Asia Resources Ltd.	9,212
39,000	United Engineers Ltd.	63,911
3,000	Venture Corp., Ltd.	19,266
25,000	Wheelock Properties Singapore Ltd.	33,033

	Total Singapore	4,279,018

South Africa — 0.5%
198,292	MTN Group Ltd.	3,240,021
20,982	Naspers Ltd., Class N Shares	847,224

	Total South Africa	4,087,245

South Korea — 0.9%
25,974	Hyundai Motor Co.	3,065,323
3,377	Samsung Electronics Co., Ltd.	2,129,284
56,500	Shinhan Financial Group Co., Ltd.	2,162,927

	Total South Korea	7,357,534

Spain — 2.7%
597,908	Banco Bilbao Vizcaya Argentaria SA	7,227,332
259,627	Banco Santander Central Hispano SA	3,049,579
3,362	Corp Financiera Alba	140,502
3,400	Grupo Catalana Occidente SA	57,570
76,157	Inditex SA	5,093,278
1,145	Miquel y Costas & Miquel SA	24,973
264,504	Telefonica SA	5,879,759

	Total Spain	21,472,993

Sweden — 0.9%
108,713	Assa Abloy AB, Class B Shares	2,178,198
3,045	Bilia AB, Class A Shares	42,133
7,678	Billerud AB	44,162
8,041	Boliden AB	91,355
149,492	Hennes & Mauritz AB, Class B Shares	4,903,537
3,611	Hexpol AB	42,250
4,936	Industrial & Financial Systems, Class B Shares	53,567
6,663	Nolato AB, Class B Shares	70,276
7,828	Saab AB, Class B Shares	97,111

	Total Sweden	7,522,589

Switzerland — 8.0%
111	Banque Cantonale Vaudoise	53,029
174,054	Credit Suisse Group	7,644,866
813	Daetwyler Holding AG	54,857
11,402	Ferrexpo PLC	52,353
52	Forbo Holding AG	27,122
197,272	GAM Holding AG*	2,458,127
312	Helvetia Holding AG	102,033
20,631	Informa PLC	121,532
62,008	Julius Baer Group Ltd.	2,187,260
107,300	Logitech International SA (a)*	1,594,914
256,391	Nestle SA	13,284,246

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Switzerland — 8.0% — (continued)

268,966	Novartis AG	$14,134,493
626	Petroplus Holdings AG*	7,030
46,137	Roche Holding AG	6,271,578
845	Schweizerische National-Versicherungs-Gesellschaft AG	23,306
1,440	SGS SA	2,085,106
12,338	Swatch Group AG (The)	3,971,689
7,007	Syngenta AG	1,617,849
363	Walter Meier AG*	47,556
166,043	Xstrata PLC	2,616,135
24,156	Zurich Financial Services AG	5,387,035

	Total Switzerland	63,742,116

Taiwan — 0.8%
201,227	AU Optronics Corp., ADR*	1,732,564
96,396	MediaTek Inc.	1,312,748
319,631	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,007,728

	Total Taiwan	6,053,040

Thailand — 0.2%
77,500	Kasikornbank PCL	282,494
438,200	Kasikornbank Public Co., Ltd., NVDR	1,520,214

	Total Thailand	1,802,708

Turkey — 0.4%
634,975	Turkiye Garanti Bankasi AS	3,087,162

United Kingdom — 18.0%
1,200	Acergy SA	18,479
13,623	Aero Inventory PLC (b)*	0
78,847	Afren PLC*	124,472
166,857	AMEC PLC	2,349,665
15,322	Amlin PLC	95,623
405,000	Arm Holdings PLC	2,281,269
45,316	AstraZeneca PLC	2,246,350
101,284	Autonomy Corp., PLC*	2,426,374
288,160	Aviva PLC	1,677,124
711,733	BAE Systems PLC	3,220,991
366,128	Barclays PLC	1,700,227
652,905	BG Group PLC	10,522,638
116,664	BHP Billiton PLC	3,281,225
140,542	British American Tobacco PLC	4,782,645
264,777	British Sky Broadcasting Group PLC	2,876,729
271,597	Bunzl PLC	2,965,424
59,896	Cable & Wireless Communications PLC	51,876
558,583	Cairn Energy PLC*	4,009,301
19,632	Cape PLC*	81,399
27,208	Carillion PLC	126,934
122,693	Carnival PLC	3,988,714
461,845	Centrica PLC	2,307,133
8,759	Charter International PLC	82,050
40,521	Chaucer Holdings PLC	28,002
4,413	Clarkson PLC	63,228
213,286	Compass Group PLC	1,747,387
20,449	Computacenter PLC	89,686
17,314	Cookson Group PLC*	111,458
3,080	Daily Mail & General Trust	21,365
12,220	Dairy Crest Group PLC	69,020
1,061	Dana Petroleum PLC*	29,540
2,769	Davis Service Group PLC	16,180
10,093	Drax Group PLC	61,517

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

United Kingdom — 18.0% — (continued)

28,208	DS Smith PLC	$58,695
216,675	Eurasian Natural Resources Corp. PLC	2,821,609
306,345	Firstgroup PLC	1,636,656
25,315	Game Group PLC	25,755
60,722	GKN PLC	135,023
104,209	GlaxoSmithKline PLC	1,953,949
10,577	Greggs PLC	73,027
5,119	Hargreaves Services PLC	49,131
4,786	Healthcare Locums PLC	10,216
19,566	Highland Gold Mining Ltd.*	39,060
32,643	HMV Group PLC	29,826
343,477	HSBC Holdings PLC	3,395,263
4,023	IG Group Holdings PLC	32,249
70,136	Imperial Tobacco Group PLC	1,938,678
13,602	International Personal Finance PLC	49,922
21,765	Interserve PLC	64,925
23,078	JKX Oil & Gas PLC	104,902
2,864	John Wood Group PLC	15,983
1,831,433	Kingfisher PLC	5,751,440
37,650	Laird PLC	75,278
2,340,630	Lloyds Banking Group PLC*	2,497,741
25,141	Logica PLC	41,889
5,558	Mapeley Ltd. (b)*	85
17,933	Mecom Group PLC*	58,658
11,700	Menzies (John) PLC	79,190
18,760	Mondi PLC	134,940
8,192	Morgan Sindall PLC	75,229
171,628	Pearson PLC	2,563,126
89,725	Petrofac Ltd.	1,930,385
14,584	Phoenix IT Group Ltd.	44,400
385,400	Prudential PLC	3,349,812
152,890	Reckitt Benckiser Group PLC	7,661,052
282,004	Rexam PLC	1,310,438
100,217	Rio Tinto PLC	5,078,642
111,728	ROK PLC	32,170
521,900	Rolls-Royce Group PLC*	4,440,065
117,900	Sabmiller PLC	3,362,157
612,544	Sage Group PLC	2,303,660
96,840	Scottish & Southern Energy PLC	1,702,756
242,835	Smith & Nephew PLC	2,021,170
1,565	Spectris PLC	21,113
38,483	Sports Direct International PLC*	62,760
25,319	St. Ives PLC	29,161
35,647	Stagecoach Group PLC	94,265
269,258	Standard Chartered PLC	7,229,803
6,294	Synergy Health PLC	66,739
2,267	Tate & Lyle PLC	14,242
1,887,337	Tesco PLC	11,794,586
54,834	Trinity Mirror PLC*	92,626
687,091	TUI Travel PLC	2,123,979
16,151	Tullett Prebon PLC	91,768
139,130	Tullow Oil PLC	2,602,318
2,161,486	Vodafone Group PLC	5,216,258
11,995	William Hill PLC	30,835
486,119	WM Morrison Supermarkets PLC	2,164,875
4,696	WSP Group PLC	26,610

	Total United Kingdom	142,065,115

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares		Security	Value

United States — 0.8%
53,801		Schlumberger Ltd.	$2,869,207
63,100		Southern Copper Corp.	1,908,144
43,300		Thomson Reuters Corp.	1,506,883

		Total United States	6,284,234

		TOTAL COMMON STOCKS (Cost — $706,097,031)	764,669,264

UNITS — 0.3%
Brazil — 0.3%
119,770		Anhanguera Educacional Participacoes SA (Cost — $1,669,161)	2,022,184
WARRANTS — 0.5%
Luxembourg — 0.5%
		Shriram Transport Finance Co., Ltd.:
241,736		expires 1/18/13 (c)*	3,669,552
43,004		expires 9/24/14 (c)*	652,801

		TOTAL WARRANTS (Cost — $2,651,722)	4,322,353

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $710,417,914)	771,013,801

Face
Amount

SHORT-TERM INVESTMENTS (d) — 4.1%
MONEY MARKET FUND — 1.0%
7,933,285		The AIM STIT – Liquid Assets Portfolio (e) (Cost — $7,933,285)	7,933,285

TIME DEPOSITS — 3.1%
		BBH – Grand Cayman:
8	CHF	0.005% due 9/1/10	8
662,362	JPY	0.010% due 9/1/10	7,874
80	SGD	0.010% due 9/1/10	59
1,291	HKD	0.010% due 9/1/10	166
240	SEK	0.050% due 9/1/10	33
297	CAD	0.100% due 9/1/10	279
11,452	GBP	0.113% due 9/1/10	17,585
54	AUD	3.692% due 9/1/10	48
1,516,263		HSBC Bank – Grand Cayman, 0.030% due 9/1/10	1,516,263
		JPMorgan Chase & Co. - London:
349,067	EUR	0.052% due 9/1/10	443,402
259,572	GBP	0.113% due 9/1/10	398,612
2,119,269	ZAR	5.487% due 9/1/10	287,370
21,995,447		Wells Fargo – Grand Cayman, 0.030% due 9/1/10	21,995,447

		TOTAL TIME DEPOSITS (Cost — $24,667,146)	24,667,146

		TOTAL SHORT-TERM INVESTMENTS (Cost — $32,600,431)	32,600,431

		TOTAL INVESTMENTS — 101.1% (Cost — $743,018,345#)	803,614,232

		Liabilities in Excess of Other Assets — (1.1)%	(8,524,134)

		TOTAL NET ASSETS — 100.0%	$795,090,098

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

(b)	Illiquid security.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.1%.
(e)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $778,191,507.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro Dollar
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NVDR	—	Non-Voting Depositary Receipt
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
ZAR	—	South African Rand

Summary of Investments by Security Sector

Financials	20.3%
Consumer Discretionary	12.8
Industrials	12.7
Consumer Staples	10.6
Energy	8.8
Health Care	8.6
Materials	8.4
Information Technology	7.6
Telecommunication Services	4.2
Utilities	1.9
Short-Term Investments	4.1

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 90.7%
Bermuda — 0.4%
32,496	Credicorp Ltd.	$3,420,204

Brazil — 14.6%
185,888	Banco Bradesco SA, ADR (a)	3,277,205
988,106	Banco do Brasil SA	16,051,825
49,200	BR Malls Participacoes SA	771,754
21,498	Brasil Telecom SA, ADR*	185,313
46,493	Brasil Telecom SA, Sponsored ADR*	894,060
45,959	BRF – Brasil Foods SA	617,366
35,643	Cia de Bebidas das Americas, ADR	3,945,324
45,600	Cia Paranaense de Energia, ADR (a)	1,014,144
358,934	Cia Vale do Rio Doce	9,598,053
1,122,500	Companhia Brasileira de Meios de Pagamento	9,604,141
279,720	Companhia Energetica de Minas Gerais, ADR (a)	4,620,974
115,900	Compania de Concessoes Rodoviarias	2,664,216
293,900	Compania Siderurgica Nacional SA, ADR (a)	4,540,755
60,969	Cyrela Brazil Realty SA	759,178
40,000	Gol Linhas Aereas Inteligentes SA, ADR	524,800
12,400	Itau Unibanco Holding SA, ADR (b)*	267,220
24,500	Lojas Renner SA	792,374
177,799	Marfrig Alimentos SA	1,724,087
126,300	MRV Engenharia e Participacoes SA	1,055,412
238,700	Natura Cosmeticos SA	5,759,353
288,692	OGX Petroleo e Gas Participacoes SA*	3,438,319
59,900	PDG Realty SA Empreendimentos e Participacoes	616,374
115,912	Petroleo Brasileiro SA, ADR	3,865,665
255,975	Petroleo Brasileiro SA, Class A Shares, ADR	7,566,621
625,800	Redecard SA	8,566,979
138,900	Souza Cruz SA	6,413,573
58,900	Tractebel Energia SA	780,451
23,400	Usinas Siderurgicas de Minas Gerais SA	615,849
611,777	Vale SA, Class B Shares, ADR	16,365,034
83,472	Vivo Participacoes SA, ADR	2,003,328

	Total Brazil	118,899,747

Canada — 0.5%
67,500	First Quantum Minerals Ltd.	3,900,099

Chile — 0.3%
45,233	Empresa Nacional de Electricidad SA, ADR	2,321,810

China — 9.2%
428,000	Agile Property Holdings Ltd. (a)	499,613
640,000	Air China Ltd., Class H Shares*	682,908
738,000	Angang Steel Co., Ltd., Class H Shares (a)	1,047,441
169,000	Anta Sports Products Ltd.	346,756
3,544,000	Bank of China Ltd., Class H Shares	1,781,454
93,000	BBMG Corp., Class H Shares	119,560
292,000	China BlueChemical Ltd., Class H Shares	190,700
590,000	China Citic Bank Corp., Ltd., Class H Shares	383,043
331,000	China Coal Energy Co., Class H Shares	466,383
12,651,000	China Construction Bank Corp., Class H Shares	10,457,792
1,186,000	China Life Insurance Co., Ltd., Class H Shares	4,528,405
244,000	China Merchants Bank Co., Ltd., Class H Shares	626,743
1,132,000	China National Building Material Co., Ltd., Class H Shares	2,060,696
4,946,000	China Petroleum & Chemical Corp., Class H Shares	3,910,510
1,779,500	China Railway Construction Corp., Class H Shares	2,269,414
613,000	China Shenhua Energy Co., Ltd., Class H Shares	2,226,297
108,000	China Shineway Pharmaceutical Group Ltd.	283,242

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

China — 9.2% — (continued)

624,000	China Telecom Corp., Ltd., Class H Shares	$301,631
243	Country Garden Holdings Co., Ltd.	73
76,260	Ctrip.com International Ltd., ADR*	3,087,767
280,000	Dongfeng Motor Group Co., Ltd., Class H Shares	434,840
138,000	Golden Eagle Retail Group Ltd.	366,356
4,115,000	Hidili Industry International Development Ltd.	3,369,872
12,300,000	Industrials & Commercial Bank of China Ltd., Class H Shares	8,934,243
1,719,000	Jiangsu Expressway Co., Ltd., Class H Shares	1,683,972
1,381,000	Jiangxi Copper Co., Ltd., Class H Shares	2,989,785
504,000	Lenovo Group Ltd.	288,981
122,600	Netease.com, ADR*	4,870,898
3,700	New Oriental Education & Technology Group Inc., ADR (a)*	364,783
859,500	PetroChina Co., Ltd., Class H Shares	931,489
312,000	PICC Property & Casualty Co., Ltd., Class H Shares*	356,984
49,500	Ping An Insurance Group Co. of China Ltd., Class H Shares	408,549
15,549,000	Renhe Commercial Holdings Co., Ltd.	3,098,406
672,000	Shanghai Electric Group Co., Ltd., Class H Shares*	298,916
2,260,500	Shimao Property Holdings Ltd.	3,673,294
640,500	Soho China Ltd.	410,888
142,100	Tencent Holdings Ltd.	2,606,887
38,000	Weichai Power Co., Ltd., Class H Shares	316,809
150,000	Xinao Gas Holdings Ltd.	403,034
290,000	Yanzhou Coal Mining Co., Ltd., Class H Shares	595,025
2,467,000	Zhejiang Expressway Co., Ltd., Class H Shares	2,197,893
478,500	Zijin Mining Group Co., Ltd., Class H Shares	332,185

	Total China	70,204,517

Colombia — 0.2%
7,700	BanColombia SA, ADR	494,571
296,613	Ecopetrol SA	566,626
12,949	Suramericana de Inversiones SA	256,950

	Total Colombia	1,318,147

Czech Republic — 0.4%
36,923	CEZ AS	1,552,478
4,514	Komercni Banka AS*	873,670
23,811	Telefonica O2 Czech Republic AS	536,522

	Total Czech Republic	2,962,670

Egypt — 2.0%
718,456	Commercial International Bank	4,854,262
78,530	Eastern Tobacco	1,747,986
61,407	Egyptian Co. for Mobile Services	1,872,797
57,417	Egyptian Financial Group-Hermes Holding	293,646
111,631	El Ezz Steel Co.*	356,086
14,993	El Sewedy Cables Holding Co.*	175,982
136,026	Orascom Construction Industries	6,007,878
3,625	Orascom Construction Industries, GDR	160,406
228,574	Orascom Telecom Holding SAE*	211,925
37,819	Orascom Telecom Holding SAE, GDR*	175,102
205,249	Talaat Moustafa Group*	262,605
129,904	Telecom Egypt	383,638

	Total Egypt	16,502,313

France — 0.2%
64,015	CFAO SA	1,951,561

Hong Kong — 4.1%
74,500	Beijing Enterprises Holdings Ltd.	526,773
330,000	Chaoda Modern Agriculture Holdings Ltd.	248,184

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Hong Kong — 4.1% — (continued)

304,000	China Agri-Industries Holdings Ltd.	$369,717
181,000	China High Speed Transmission Equipment Group Co., Ltd.	403,954
318,500	China Mobile Ltd.	3,236,797
1,254,000	China Overseas Land & Investment Ltd.	2,676,146
1,093,000	China Resources Land Ltd.	2,090,871
1,641,600	China Resources Power Holdings Co.	3,621,502
959,000	China Unicom Ltd.	1,321,653
3,487,805	CNOOC Ltd.	5,999,464
87,500	Hengan International Group Co., Ltd.	775,053
563,000	Lee & Man Paper Manufacturing Ltd.	390,847
989,540	Melco Crown Entertainment Ltd., ADR (a)*	3,859,206
23,332,500	REXLot Holdings Ltd.	1,979,745
106,000	Shanghai Industrial Holdings Ltd.	516,475
9,473,000	Shougang Concord International Enterprises Co., Ltd.*	1,376,164
4,240,000	SJM Holdings Ltd.	4,082,741

	Total Hong Kong	33,475,292

Hungary — 0.6%
8,938	MOL Hungarian Oil and Gas Nyrt*	830,063
153,418	OTP Bank PLC (a)*	3,249,850
2,352	Richter Gedeon Nyrt	487,822

	Total Hungary	4,567,735

India — 3.3%
23,088	Axis Bank Ltd., GDR	662,626
56,826	Dr Reddys Laboratories Ltd., ADR (a)	1,637,157
13,596	HDFC Bank Ltd., ADR	2,172,641
128,858	ICICI Bank Ltd., ADR	5,323,124
124,064	Infosys Technologies Ltd., ADR	7,107,626
80,267	Mahindra & Mahindra Ltd., GDR	1,082,802
112,322	Reliance Industries Ltd., London Shares, GDR (b)	4,390,667
41,244	Reliance Industries Ltd., Luxembourg Shares, GDR (b)	1,612,228
6,532	State Bank of India Ltd., London Shares, GDR	769,143
40,324	Sterlite Industries India Ltd., ADR	519,373
33,239	Tata Motors Ltd., ADR (a)	711,647
46,757	Wipro Ltd., ADR (a)	599,892

	Total India	26,588,926

Indonesia — 3.8%
9,633,713	Adaro Energy PT	2,025,905
1,156,500	Indofood Sukses Makmur Tbk PT	582,410
1,223,500	Perusahaan Gas Negara PT	541,671
304,675	PT Astra International Tbk	1,605,150
1,245,500	PT Bank Central Asia Tbk	799,546
5,484,400	PT Bank Mandiri Persero Tbk	3,581,401
1,067,000	PT Bank Rakyat Indonesia	1,098,296
1,350,000	PT Bumi Resources Tbk	248,035
1,293,496	PT Telekomunikasi Indonesia Tbk	1,238,377
1,662,500	PT United Tractors Tbk	3,385,722
5,195,600	Semen Gresik Persero Tbk PT	5,002,958
1,435,000	Tambang Batubara Bukit Asam Tbk PT	2,779,469
188,300	Telekomunikasi Indonesia Tbk PT, ADR	7,343,701
164,500	Unilever Indonesia Tbk PT	293,132

	Total Indonesia	30,525,773

Israel — 0.8%
274,343	Israel Chemicals Ltd.	3,466,560

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Israel — 0.8% — (continued)

65,538	Teva Pharmaceutical Industries Ltd., ADR	$3,314,912

	Total Israel	6,781,472

Luxembourg — 0.3%
50,088	Oriflame Cosmetics SA	2,628,862

Macau — 0.4%
1,991,300	Wynn Macau Ltd.*	3,450,887

Malaysia — 0.5%
83,700	AirAsia Bhd*	44,640
99,725	Axiata Group Bhd*	141,515
147,200	British American Tobacco Malaysia Bhd	2,107,531
104,400	Bumiputra-Commerce Holdings Bhd	258,514
14,800	DiGi.Com Bhd	116,239
26,100	Genting Bhd	78,300
59,500	Genting Malaysia Bhd	57,044
6,200	Hong Leong Financial Group Bhd	17,104
46,020	IJM Corp. Bhd	72,902
9,800	Kuala Lumpur Kepong Bhd	52,764
87,430	Malayan Banking Bhd	232,869
74,500	PLUS Expressways Bhd	99,333
6,700	PPB Group Bhd	36,329
4,850	Public Bank Bhd	18,538
38,400	Public Bank Bhd, Registered Shares	148,480
37,200	RHB Capital Bhd	78,533
9	SP Setia Bhd	12
74,500	Telekom Malaysia Bhd	83,487
58,200	Tenaga Nasional Bhd	163,699
17,000	UMW Holdings Bhd	35,619
7,800	YTL Corp. Bhd	18,225

	Total Malaysia	3,861,677

Mexico — 5.5%
55,700	Alfa SAB de CV, Class A Shares	380,095
325,491	America Movil SAB de CV, Class L Shares, ADR	15,177,646
15,288	Cemex SAB de CV, ADR*	118,482
3,100	Coca-Cola Femsa SAB de CV, ADR	232,717
291,092	Corporacion GEO SA de CV*	751,587
79,250	Desarrolladora Homex SA de CV, ADR (a)*	2,203,943
153,830	Fomento Economico Mexicano SAB de CV, ADR	7,491,521
89,700	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	256,397
29,900	Grupo Bimbo SAB de CV	206,057
198,000	Grupo Financiero Banorte SA de CV, Class O Shares	710,155
2,908,934	Grupo Mexico SAB de CV, Class B Shares	7,490,865
62,500	Grupo Modelo SAB de CV	332,237
181,800	Grupo Televisa SA	674,417
224,800	Grupo Televisa SA, ADR	4,156,552
478,000	Kimberly-Clark de Mexico SAB de CV, Class A Shares	2,776,896
163,400	Mexichem SAB de CV	422,264
436,294	Wal-Mart de Mexico SA de CV, Class V Shares	991,314

	Total Mexico	44,373,145

Netherlands — 0.4%
194,066	VimpelCom Ltd., ADR*	2,901,287

Nigeria — 0.0%
55,556	Guaranty Trust Bank, GDR (b)	282,363

Pakistan — 0.5%
978,800	Oil & Gas Development Co., Ltd.	1,647,360

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Pakistan — 0.5% — (continued)

958,060	Pakistan Petroleum Ltd.	$2,332,849

	Total Pakistan	3,980,209

Peru — 0.2%
45,400	Cia de Minas Buenaventura SA, ADR	1,876,836

Philippines — 1.2%
1,082,000	Ayala Land Inc.	391,501
350,974	Bank of the Philippine Islands	371,688
2,712,500	Energy Development Corp.*	278,880
130,400	First Philippine Holdings Corp.	171,181
140,600	Metropolitan Bank & Trust	199,151
137,300	Philippine Long Distance Telephone Co., ADR	7,403,216
30,520	SM Investments Corp.	318,499
796,000	SM Prime Holdings Inc.	191,778

	Total Philippines	9,325,894

Poland — 0.5%
5,723	Bank Pekao SA	279,797
14,656	KGHM Polska Miedz SA	498,354
46,874	Polski Koncern Naftowy Orlen*	579,849
75,429	Powszechna Kasa Oszczednosci Bank Polski SA	914,131
2,300	Powszechny Zaklad Ubezpieczen SA	276,252
223,388	Telekomunikacja Polska SA	1,217,911

	Total Poland	3,766,294

Russia — 7.3%
3,256,899	Federal Hydrogenerating Co.*	166,916
63,520	Federal Hydrogenerating Co., ADR*	330,304
14,065	Gazprom OAO, ADR	291,146
442,420	Gazprom OAO, London Shares, ADR	9,047,489
43,288	Globaltrans Investment PLC, GDR	593,046
10,793	LUKOIL	573,108
198,817	LUKOIL, ADR	10,596,946
30,440	LUKOIL, London Shares, ADR	1,608,754
132,673	Magnit OJSC (b)*	2,825,935
114,902	Mechel, ADR	2,614,021
72,477	MMC Norilsk Nickel, ADR	1,223,412
65,584	MMC Norilsk Nickel, London Shares, ADR	1,111,649
369,189	Mobile Telesystems OJSC, ADR	7,701,283
9,412	NovaTek OAO, GDR	690,840
21,116	Polymetal*	254,448
157,869	Rosneft Oil Co.	999,311
513,039	Rosneft Oil Co., GDR*	3,252,667
2,113,134	Sberbank of Russian Federation	5,240,572
63,070	Severstal OAO*	756,840
35,268	Sistema JSFC, GDR	908,151
345,031	Surgutneftegaz OJSC	317,429
22,322	Tatneft, ADR	666,981
1,251,674	TNK-BP Holding	2,540,898
155,955	Uralkali, GDR	3,610,358
380,111,835	VTB Bank OJSC	973,086
14,800	Wimm-Bill-Dann Foods OJSC, ADR (a)	271,284
4,518	X5 Retail Group NV, GDR*	164,455

	Total Russia	59,331,329

South Africa — 7.6%
126,806	ABSA Group Ltd.	2,119,251
11,469	African Rainbow Minerals Ltd.	239,933
17,847	Anglo Platinum Ltd.*	1,477,429

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 7.6% — (continued)

45,700	AngloGold Ashanti Ltd.	$1,960,687
43,943	Aveng Ltd.	226,427
11,621	Bidvest Group Ltd.	214,623
1	Discovery Holdings Ltd.	5
10,135	Exxaro Resources Ltd.	157,274
128,242	FirstRand Ltd.	336,138
22,606	Gold Fields Ltd.	324,927
99,810	Growthpoint Properties Ltd.	228,050
10,375	Impala Platinum Holdings Ltd.	244,790
24,799	Imperial Holdings Ltd.	343,333
24,423	Investec Ltd.	183,569
132,451	Kumba Iron Ore Ltd.	6,021,511
178,897	Massmart Holdings Ltd.	2,970,660
221,129	MTN Group Ltd.	3,613,170
757,369	Murray & Roberts Holdings Ltd.	4,261,979
51,500	Naspers Ltd., Class N Shares	2,079,497
208,116	Nedbank Group Ltd.	3,960,997
780,100	Pretoria Portland Cement Co., Ltd.	3,176,591
14,200	Remgro Ltd.	191,587
59,601	RMB Holdings Ltd.	269,367
1,737,260	Sanlam Ltd.	5,484,076
17,628	Sappi Ltd.*	83,542
57,796	Sasol Ltd.	2,201,040
240,945	Shoprite Holdings Ltd.	2,953,534
591,898	Standard Bank Group Ltd.	8,389,642
39,001	Steinhoff International Holdings Ltd.*	99,424
144,746	Tiger Brands Ltd.	3,547,648
431,678	Truworths International Ltd.	3,427,224
17,392	Vodacom Group Ltd.	145,486
77,928	Woolworths Holdings Ltd.	259,947

	Total South Africa	61,193,358

South Korea — 11.9%
413	Amorepacific Corp.	378,899
15,220	Daegu Bank	177,080
8,782	Daelim Industrials Co.	552,263
10,350	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	201,130
15,310	Dongbu Insurance Co., Ltd.	430,953
1,810	Glovis Co., Ltd.	247,573
50,800	GS Holdings	2,084,537
18,684	Hana Financial Group Inc.	480,735
17,954	Hite Brewery Co., Ltd.	1,946,639
3,196	Honam Petrochemical Corp.	498,459
4,337	Hyundai Department Store Co., Ltd.	434,062
45,968	Hyundai Engineering & Construction Co., Ltd.	2,453,671
2,555	Hyundai Heavy Industries	562,569
22,502	Hyundai Mobis	4,072,505
15,113	Hyundai Motor Co.	1,783,561
4,762	Hyundai Steel Co.	428,937
42,450	Industrials Bank of Korea	513,365
31,250	Kangwon Land Inc.	572,091
103,768	KB Financial Group Inc.	4,206,109
716	KCC Corp.	177,955
35,520	Korea Exchange Bank	374,752
652,678	Korea Life Insurance Co., Ltd.	4,360,259
1,214	Korea Zinc Co., Ltd.	269,834
20,290	KT Corp.	742,049
171,496	KT&G Corp.	8,724,984
3,853	LG Chem Ltd.	1,108,661

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Korea — 11.9% — (continued)

11,052	LG Corp.	$792,721
16,860	LG Display Co., Ltd.	468,255
5,766	LG Electronics Inc.	463,588
1,258	LG Household & Health Care Ltd.	421,781
38,249	NHN Corp.*	6,268,498
17,760	POSCO	7,206,205
29,883	Samsung Electronics Co., Ltd.	18,841,992
4,941	Samsung Fire & Marine Insurance Co., Ltd.	789,159
390,387	Shinhan Financial Group Co., Ltd.	14,944,757
2,906	Shinsegae Co., Ltd.	1,398,467
3,627	SK Corp.	278,302
14,695	SK Telecom Co., Ltd.	1,979,352
130,690	Woongjin Coway Co., Ltd.	4,365,417

	Total South Korea	96,002,126

Taiwan — 6.9%
192,218	Acer Inc.	450,373
143,470	Advanced Semiconductor Engineering Inc.	98,698
599,667	Advanced Semiconductor Engineering Inc., ADR (a)	2,032,871
212,713	Asia Cement Corp.	191,128
22,894	Asustek Computer Inc.	152,496
520,219	AU Optronics Corp.*	448,765
64,000	Catcher Technology Co., Ltd.	141,368
175,039	Cathay Financial Holding Co., Ltd.	251,753
432,563	China Steel Corp.	408,912
690,443	Chinatrust Financial Holding Co., Ltd.	386,661
961,535	Chunghwa Telecom Co., Ltd.	1,964,918
249,914	Compal Electronics Inc.	279,913
211,000	Coretronic Corp.	282,409
86,000	Delta Electronics Inc.	325,996
5,300	Delta Electronics Inc., GDR	100,488
294,385	Far Eastern Textile Co., Ltd.	343,499
45,000	Farglory Land Development Co., Ltd.	97,153
471,500	First Financial Holding Co., Ltd.	272,139
64,890	Formosa Petrochemical Corp.	145,561
334,830	Formosa Plastics Corp.	741,687
2,043,195	Fubon Financial Holding Co., Ltd.	2,380,886
236,906	High Tech Computer Corp.	4,323,844
3,347,276	HON HAI Precision Industry Co., Ltd.	11,800,709
512,288	HON HAI Precision Industry Co., Ltd., GDR	3,662,859
200,678	HON HAI Precision Industry Co., Ltd., London Shares, GDR	1,485,017
45,927	HTC Corp., GDR*	3,354,848
41,530	MediaTek Inc.	565,567
370,000	Mega Financial Holding Co., Ltd.	223,368
138	Pacific Electric Wire & Cable Co., Ltd.*	0
61,621	Pegatron Corp.*	77,092
307,270	Pou Chen Corp.	247,810
120,893	Powertech Technology Inc.	358,313
6,940,644	Shin Kong Financial Holding Co., Ltd.*	2,306,150
19	Shin Kong Financial Holding Co., Ltd., GDR (b)*	155
57,354	Silitech Technology Corp.	158,539
554,565	Taiwan Cooperative Bank	346,035
94,000	Taiwan Fertilizer Co., Ltd.	287,403
148,098	Taiwan Mobile Co., Ltd.	291,090
2,984,677	Taiwan Semiconductor Manufacturing Co., Ltd.	5,484,673
848,815	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	7,987,349
94,100	Tripod Technology Corp.	322,939
85,000	U-Ming Marine Transport Corp.	164,153
106,264	Uni-President Enterprises Corp.	122,832

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 6.9% — (continued)

307,000	United Microelectronics Corp.	$124,514
212,222	Wistron Corp.	331,716
569,315	Yuanta Financial Holding Co.	323,268

	Total Taiwan	55,847,917

Thailand — 1.3%
6,350	Advanced Info Service PCL	18,730
100,200	Advanced Info Service PCL, NVDR	295,554
92,200	Bangkok Bank Public Co., Ltd., NVDR	434,836
18,600	Banpu PCL	363,971
160,700	Banpu Public Co., Ltd.	3,144,632
144,300	BEC World PCL	146,492
475,500	Charoen Pokphand Foods PCL	387,698
17,800	CP ALL PCL	22,624
180,800	CP ALL PCL, NVDR	229,794
905,400	Kasikornbank PCL	3,300,258
157,500	Kasikornbank Public Co., Ltd., NVDR	546,403
723,300	Krung Thai Bank PCL	333,030
139,800	PTT Aromatics & Refining PCL	104,599
22,500	PTT Chemical PCL	76,259
6,700	PTT Exploration & Production PCL	30,742
53,500	PTT Exploration & Production PCL, NVDR	245,476
53,600	PTT PCL, NVDR	454,165
24,100	Siam Cement PCL	228,093
112,000	Siam Commercial Bank PCL	341,103
82,900	Thai Oil PCL	116,630

	Total Thailand	10,821,089

Turkey — 5.4%
1,004,794	Akbank TAS	5,347,283
367	Aktas Electric Ticaret AS*	0
24,909	Anadolu Efes Biracilik Ve Malt Sanayii AS	335,491
98,620	Arcelik	469,758
18,554	BIM Birlesik Magazalar AS	508,938
157,277	Haci Omer Sabanci Holding AS	712,993
1,105,819	KOC Holding AS	4,322,869
33,778	Tupras – Turkiye Petrol Rafinerileri AS	760,091
227,146	Turk Telekomunikasyon AS	940,192
1,408,211	Turkcell Iletisim Hizmet AS	8,928,246
1,154,979	Turkiye Garanti Bankasi AS	5,615,351
92,533	Turkiye Halk Bankasi AS	753,858
3,949,798	Turkiye Is Bankasi, Class C Shares	14,532,288
234,530	Yapi ve Kredi Bankasi AS*	702,642

	Total Turkey	43,930,000

United Kingdom — 0.2%
109,500	African Barrick Gold Ltd.	1,020,693
6,248	Anglo American PLC	224,517

	Total United Kingdom	1,245,210

United States — 0.2%
50,500	Southern Copper Corp.	1,527,120

	TOTAL COMMON STOCKS (Cost — $564,008,209)	733,765,869

EXCHANGE TRADED SECURITIES — 1.1%
Hong Kong — 0.3%
1,662,000	iShares FTSE/Xinhua A50 China Tracker	2,538,351

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares		Security	Value

United States — 0.8%
98,124		iPath MSCI India Index ETN (a)*	$6,332,923

		TOTAL EXCHANGE TRADED SECURITIES (Cost — $8,420,903)	8,871,274

PREFERRED STOCKS — 3.9%
Brazil — 3.8%
22,627		Banco Bradesco SA, 0.560%	393,131
82,800		Banco do Estado do Rio Grande do Sul SA, 1.550%	731,109
146,925		Companhia Energetica de Minas Gerais, 2.490%	2,346,576
53,900		Eletropaulo Metropolitana SA, 6.240%, Class B Shares	1,014,574
83,600		Fertilizantes Fosfatados SA*	807,317
202,548		Investimentos Itau SA, 0.460%	1,421,065
414,250		Itau Unibanco Holding SA, 0.390%	8,936,449
53,950		Suzano Papel e Celulose SA, 0.050%	491,140
69,100		Ultrapar Participacoes SA, 2.760%	3,803,525
391,712		Usinas Siderurgicas de Minas Gerais SA, Class A Shares*	9,837,766

		Total Brazil	29,782,652

Russia — 0.0%
888,487		Surgutneftegaz OJSC, 7.380%	397,820

South Korea — 0.1%
1,780		LG Electronics Inc., 4.430%	61,758
2,207		Samsung Electronics Co., Ltd., 2.290%	981,094

		Total South Korea	1,042,852

		TOTAL PREFERRED STOCKS (Cost — $21,403,451)	31,223,324

WARRANTS — 0.0%
Malaysia — 0.0%
7,420		IJM Land Bhd, expires 9/11/13*(Cost $0)	2,450

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $593,832,563)	773,862,917

Face
Amount†

SHORT-TERM INVESTMENTS (c) — 6.5%
MONEY MARKET FUND — 3.1%
25,201,465		The AIM STIT – Liquid Asset Portfolio (d) (Cost — $25,201,465)	25,201,465

TIME DEPOSITS — 3.4%
		BBH – Grand Cayman:
515,954	HKD	0.010% due 9/1/10	66,331
300	GBP	0.113% due 9/1/10	461
18,709,421		HSBC Bank – Grand Cayman, 0.030% due 9/1/10	18,709,421
1,561,646	ZAR	JPMorgan Chase & Co. - London, 5.487% due 9/1/10	211,757

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Face
Amount†	Security	Value

TIME DEPOSITS — 3.4% — (continued)

8,523,187	Wells Fargo – Grand Cayman, 0.030% due 9/1/10	8,523,187

	TOTAL TIME DEPOSITS (Cost — $27,511,157)	27,511,157

	TOTAL SHORT-TERM INVESTMENTS (Cost — $52,712,622)	52,712,622

	TOTAL INVESTMENTS — 102.2% (Cost — $646,545,185#)	826,575,539

	Liabilities in Excess of Other Assets — (2.2)%	(17,741,858)

	TOTAL NET ASSETS — 100.0%	$808,833,681

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.4%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $676,990,925.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipts
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
NVDR	—	Non-Voting Depositary Receipt
PLC	—	Public Limited Company
ZAR	—	South African Rand

Summary of Investments by Security Sector

Financials	24.2%
Materials	13.5
Information Technology	12.0
Energy	10.4
Telecommunication Services	9.6
Consumer Staples	8.4
Consumer Discretionary	6.8
Industrials	4.9
Utilities	2.3
Funds	0.8
Health Care	0.7
Short-Term Investments	6.4

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES – 26.7%
FHLMC – 5.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
$21,531	11.500% due 10/1/15	$25,006
2,772	9.500% due 6/1/16	3,117
117,920	8.500% due 11/1/16 – 7/1/17	127,659
25,423	8.000% due 1/1/17 – 6/1/17	27,897
84,980	3.000% due 12/1/34(a)	87,735
83,689	3.142% due 1/1/35(a)	87,306
901,265	2.758% due 3/1/36(a)(b)	931,544
99,663	5.799% due 2/1/37(a)	106,117
231,895	5.770% due 5/1/37(a)	247,357
226,224	5.824% due 5/1/37(a)	240,981
1,905,602	5.864% due 5/1/37(a)	2,046,499
819,214	6.016% due 9/1/37(a)	879,000
	Gold:
11,063	7.000% due 5/1/12 – 8/1/12	11,628
81	8.000% due 8/1/12	82
19,111,973	5.500% due 10/1/13 – 3/1/39(b)	20,530,304
4,722,767	6.500% due 7/1/14 – 9/1/38(b)	5,117,897
16,828,621	6.000% due 5/1/16 – 6/1/39	18,232,457
20,203	8.500% due 2/1/18	21,198
3,347,524	5.000% due 6/1/21 – 12/1/35	3,570,352
1,449,689	4.500% due 5/1/23 – 9/1/40(c)	1,528,786
3,000,000	5.500% due 10/1/40(c)	3,197,346

	TOTAL FHLMC	57,020,268

FNMA – 17.9%
	Federal National Mortgage Association (FNMA):
26,398,814	5.500% due 12/1/16 – 9/1/40(c)	28,329,599
3,770	8.500% due 4/1/17	4,152
11,411	8.000% due 8/1/17	12,811
3,947	10.000% due 1/1/21	4,400
22,899,478	5.000% due 3/1/21 – 7/1/40(c)	24,438,467
13,453,965	6.000% due 9/1/21 – 9/1/40(c)	14,539,092
261	9.500% due 11/1/21	288
21,515,000	3.500% due 8/1/23 – 10/1/30(c)	22,257,047
4,269,955	6.500% due 11/1/23 – 9/1/37	4,693,902
49,764,058	4.500% due 6/1/24 – 9/1/40(c)	52,311,046
17,590,312	4.000% due 5/1/25 – 10/1/40(b)(c)	18,209,765
764,413	7.000% due 9/1/26 – 4/1/37(b)	844,575
16,534	4.572% due 1/1/30(a)(b)	17,176
50,397	3.065% due 3/1/30(a)(b)	53,185
1,078,627	2.458% due 3/1/34(a)	1,122,372
230,213	2.877% due 12/1/34(a)	239,910
24,837	2.897% due 12/1/34(a)	25,880
348,576	2.717% due 9/1/35(a)	366,008
275,381	2.360% due 10/1/35(a)	281,373
389,934	2.392% due 10/1/35(a)	399,648
388,255	2.347% due 11/1/35(a)(b)	397,099
85,643	2.364% due 11/1/35(a)	87,669
91,615	2.367% due 11/1/35(a)	93,683
183,301	2.379% due 11/1/35(a)	187,483
76,021	2.393% due 11/1/35(a)	77,860
82,927	2.397% due 11/1/35(a)	84,907
75,238	2.399% due 11/1/35(a)	77,049
945,143	4.768% due 1/1/36(a)	980,615
628,743	5.760% due 6/1/36(a)	675,270

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

FNMA — 17.9% — (continued)

$780,192		5.916% due 8/1/36(a)	$822,692
1,160,084		6.239% due 9/1/36(a)	1,242,910
131,231		3.580% due 12/1/36(a)	137,824
793,788		5.836% due 2/1/37(a)	852,528
1,327,833		5.504% due 4/1/37(a)	1,415,020
1,150,628		5.841% due 4/1/37(a)	1,224,732
1,227,313		5.655% due 5/1/37(a)	1,314,669
1,431,081		5.927% due 8/1/37(a)	1,537,736

		TOTAL FNMA	179,360,442

GNMA – 3.1%
		Government National Mortgage Association (GNMA):
5,606		9.500% due 12/15/16 – 8/15/17	5,950
25,791		8.500% due 5/15/17 – 8/15/30	29,653
3,378		9.000% due 8/15/30 – 9/15/30(b)	4,000
9,099,147		4.500% due 9/15/33 – 9/1/39(b)(c)	9,660,981
1,589,838		6.000% due 12/15/33 – 9/1/39(c)	1,732,731
1,049,164		6.500% due 1/15/34 – 10/15/38	1,153,725
722,301		5.500% due 5/15/37 – 6/15/38	783,347
		Government National Mortgage Association II (GNMA):
26,309		8.500% due 11/20/16 – 1/20/17	28,620
26,463		9.000% due 4/20/17 – 11/20/21	29,605
124,661		3.375% due 2/20/26 – 5/20/30(a)(b)	128,447
48,034		3.125% due 10/20/27(a)(b)	49,489
1,690		8.000% due 3/20/30(b)	1,971
3,011,251		6.000% due 2/20/35 – 9/1/39(c)	3,284,317
5,300,000		5.000% due 9/1/38(c)	5,695,878
7,700,000		4.500% due 9/1/40(c)	8,165,611

		TOTAL GNMA	30,754,325

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $258,270,348)	267,135,035

ASSET-BACKED SECURITIES – 1.2%
Automobiles – 0.4%
1,345,000	AAA	Bank of America Auto Trust, Series 2009-2A, Class A3, 2.130% due 9/15/13(d)	1,362,908
620,480	AA	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.306% due 5/15/13(a)	616,704
840,000	AAA	Ford Credit Auto Owner Trust, Series 2007-B, Class A4A, 5.240% due 7/15/12	867,452
1,090,000	AA−	World Omni Auto Receivables Trust, Series 2007-BA, Class B, 5.980% due 4/15/15(d)	1,145,808

		Total Automobiles	3,992,872

Student Loan – 0.8%
100,000	AAA	Education Funding Capital Trust I, Series 2004-1, Class A5, 1.450% due 6/15/43(a)	91,177
200,000	AAA	Nelnet Education Loan Funding Inc., Series 2004-2A, Class A5C, 1.090% due 2/25/39(a)	177,966
940,000	AAA	SLC Student Loan Trust, Series 2008-1, Class A3, 1.637% due 9/15/19(a)	959,947
		SLM Student Loan Trust:
1,650,000	AAA	Series 2008-5, Class A2, 1.598% due 10/25/16(a)	1,674,714
420,000	AAA	Series 2008-5, Class A3, 1.798% due 1/25/18(a)	433,508
1,705,000	AAA	Series 2008-5, Class A4, 2.198% due 7/25/23(a)	1,782,877
2,163,539	AAA	Series 2010-1, Class A, 0.664% due 3/25/25(a)	2,170,576
900,000	AAA	Student Loan Consolidation Center, Series 2002-1, Class A6, 0.000% due 3/01/42(a)(d)	822,375

		Total Student Loan	8,113,140

		TOTAL ASSET-BACKED SECURITIES (Cost — $12,006,665)	12,106,012

COLLATERALIZED MORTGAGE OBLIGATIONS – 13.5%
200,470	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 0.504% due 9/25/35(a)	184,465
200,708	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 0.754% due 11/25/33(a)	169,397

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$190,858	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.514% due 6/25/29(a)	$68,544
		American Home Mortgage Assets:
1,149,634	CCC	Series 2006-1, Class 2A1, 0.454% due 5/25/46(a)(b)	647,198
396,423	B−	Series 2006-6, Class A1A, 0.454% due 12/25/46(a)	215,272
1,449,621	CCC	American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 0.494% due 3/25/47(a)	737,368
914,455	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 0.614% due 6/25/34(a)(b)	725,223
96,665	AAA	Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1, 0.539% due 9/25/34(a)(b)	83,837
		Banc of America Commercial Mortgage Inc.:
578,418	Aaa(e)	Series 2001-1, Class A2, 6.503% due 4/15/36	587,069
1,057,269	AAA	Series 2002-PB2, Class A4, 6.186% due 6/11/35	1,110,154
1,040,000	AAA	Series 2007-2, Class A2, 5.634% due 4/10/49(a)	1,079,163
		Banc of America Funding Corp.:
3,914	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	3,982
405,115	B−	Series 2005-B, Class 2A1, 3.028% due 4/20/35(a)	293,645
2,070,457	CCC	Series 2007-5, Class 3A1, 6.000% due 7/25/37	1,537,067
2,083,265	CCC	Series 2007-8, Class 2A1, 7.000% due 10/25/37	1,537,296
		Banc of America Mortgage Securities Inc.:
362,696	AAA	Series 2004-F, Class 1A1, 2.766% due 7/25/34(a)(b)	340,574
1,888,727	CCC	Series 2006-B, Class 4A1, 6.173% due 11/20/46(a)	1,653,016
357,235	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.935% due 2/28/44(a)	330,694
		Bear Stearns Adjustable Rate Mortgage Trust:
57,714	AAA	Series 2002-11, Class 1A1, 5.674% due 2/25/33(a)(b)	57,649
610,624	AAA	Series 2005-2, Class A2, 2.934% due 3/25/35(a)(b)	572,231
449,568	BBB−	Series 2005-4, Class 3A1, 5.342% due 8/25/35(a)(b)	411,726
1,142,918	CCC	Series 2007-3, Class 1A1, 5.356% due 5/25/47(a)(b)	870,218
		Bear Stearns ALT-A Trust:
476,505	BB	Series 2005-2, Class 2A4, 3.005% due 4/25/35(a)	358,960
372,382	AAA	Series 2005-4, Class 23A2, 2.783% due 5/25/35(a)(b)	301,789
532,235	CCC	Series 2005-7, Class 22A1, 2.983% due 9/25/35(a)(b)	403,794
750,554	BBB	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1, 1.264% due 10/25/37(a)(b)	599,236
		Bear Stearns Commercial Mortgage Securities:
2,159,431	AAA	Series 2001-TOP2, Class A2, 6.480% due 2/15/35	2,192,850
1,765,000	Aaa(e)	Series 2003-T12, Class A4, 4.680% due 8/13/39(a)	1,890,859
210,000	A−	Series 2005-PW10, Class AM, 5.449% due 12/11/40(a)	194,241
550,000	AAA	Series 2006-PW13, Class A4, 5.540% due 9/11/41	602,711
200,000	AAA	Series 2007-PW17, Class A3, 5.736% due 6/11/50	214,869
480,000	A+	Series 2007-PW17, Class A4, 5.694% due 6/11/50(a)	510,449
357,512	B	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 0.484% due 12/25/36(a)(b)(d)	289,392
1,289,251	BBB	Bear Stearns Structured Products Inc., Series 2007-EMX1, Class A1, 1.264% due 3/25/37(a)(d)	1,173,762
1,700,000	AAA	Centex Home Equity, Series 2006-A, Class AV4, 0.514% due 6/25/36(a)	976,064
27,679	AAA	Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.319% due 10/15/32	27,665
		Chase Funding Mortgage Loan Asset-Backed Certificates:
996	AAA	Series 2002-2, Class 2A1, 0.764% due 5/25/32(a)	902
1,257	AAA	Series 2002-3, Class 2A1, 0.904% due 8/25/32(a)	1,093
1,086,987	A	Chase Mortgage Finance Corp., Series 2007-A1, Class 5A1, 2.904% due 2/25/37(a)(b)	1,006,689
1,028,344	AAA	Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A3, 4.221% due 3/10/39	1,034,229
		Countrywide Alternative Loan Trust:
742,908	AA+	Series 2005-24, Class 4A1, 0.496% due 7/20/35(a)	440,404
470,956	CCC	Series 2005-27, Class 2A3, 1.946% due 8/25/35(a)	264,253
866,748	CCC	Series 2005-59, Class 1A1, 0.668% due 11/20/35(a)	499,561
1,253,864	CCC	Series 2006-OA17, Class 1A1A, 0.461% due 12/20/46(a)(b)	657,600
545,957	CCC	Series 2006-OA21, Class A1, 0.456% due 3/20/47(a)	288,288
3,260,821	B−	Series 2006-OA22, Class A1, 0.424% due 2/25/47(a)	2,077,656
1,221,879	CCC	Series 2006-OA9, Class 2A1A, 0.476% due 7/20/46(a)(b)	497,980
		Countrywide Asset-Backed Certificates:
1,874	B−	Series 2001-BC3, Class A, 0.744% due 12/25/31(a)	966
5,025	AAA	Series 2002-3, Class 1A1, 1.004% due 5/25/32(a)	4,426
12,759	AAA	Series 2003-BC2, Class 2A1, 0.864% due 6/25/33(a)	11,833
117,854	AAA	Series 2004-SD4, Class A1, 0.644% due 12/25/34(a)(d)	111,109

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$100,940	BBB	Series 2005-4, Class AF3, 4.456% due 10/25/35(a)	$99,280
862,907	CCC	Series 2006-13, Class 3AV2, 0.414% due 1/25/37(a)	543,176
750,325	BB	Series 2006-SD3, Class A1, 0.594% due 7/25/36(a)(d)	418,162
769,529	AAA	Series 2007-13, Class 2A2, 1.064% due 10/25/47(a)	559,833
1,725,000	CCC	Series 2007-4, Class A2, 5.530% due 9/25/37	1,516,348
157,312	CC	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 0.516% due 12/15/35(a)	48,191
		Countrywide Home Loan Mortgage Pass Through Trust:
84,798	A	Series 2004-R2, Class 1AF1, 0.684% due 11/25/34(a)(d)	69,090
341,243	CCC	Series 2005-11, Class 3A3, 3.554% due 4/25/35(a)	171,455
238,219	CCC	Series 2005-11, Class 6A1, 0.564% due 3/25/35(a)	145,358
639,253	AAA	Series 2005-R1, Class 1AF1, 0.624% due 3/25/35(a)(d)	527,232
505,096	CCC	Series 2007-16, Class A1, 6.500% due 10/25/37	455,169
		Credit Suisse Mortgage Capital Certificates:
232,321	D	Series 2006-8, Class 3A1, 6.000% due 10/25/21	188,178
1,584,000	A+	Series 2006-C5, Class A3, 5.311% due 12/15/39	1,635,274
1,258,722	AA	Series 2007-TFLA, Class A1, 0.346% due 2/15/22(a)(b)(d)	1,165,599
365,362	AAA	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A5, step bond to yield, 6.280% due 5/25/35(b)	357,434
		CS First Boston Mortgage Securities Corp.:
736,762	CC	Series 2005-10, Class 5A6, 5.500% due 11/25/35	576,253
1,200,000	AAA	Series 2005-C6, Class A4, 5.230% due 12/15/40(a)	1,315,097
		Deutsche ALT-A Securities Inc.:
355,583	BB+	Series 2006-OA1, Class A1, 0.464% due 2/25/47(a)	215,587
3,179,305	CCC	Series 2007-OA2, Class A1, 1.156% due 4/25/47(a)	1,943,826
213,472	AA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.667% due 11/19/44(a)	79,609
		EMC Mortgage Loan Trust:
8,007	AAA(f)	Series 2002-B, Class A1, 0.914% due 2/25/41(a)(d)	6,722
41,615	A	Series 2003-A, Class A1, 0.814% due 8/25/40(a)(d)	31,821
		Federal Home Loan Mortgage Corp. (FHLMC):
8,053	NR	Series 1865, Class DA, 23.272% due 2/15/24(a)(g)	9,340
991,170	NR	Series T-61, Class 1A1, 1.802% due 7/25/44(a)(b)	991,590
		Federal National Mortgage Association (FNMA):
4,216	NR	Series 1999-18, Class A, 5.500% due 10/18/27	4,224
47,040	NR	Series 2000-34, Class F, 0.714% due 10/25/30(a)(b)	47,224
204,547	NR	Series 2000-T6, Class A3, 4.565% due 1/25/28(a)	213,172
130,548	NR	Series 2002-34, Class FE, 0.669% due 5/18/32(a)(b)	130,798
940,000	NR	Series 2002-T3, Class B, 5.763% due 12/25/11	999,228
95,429	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	98,490
175,125	NR	Series 2004-25, Class PA, 5.500% due 10/25/30	177,613
124,835	NR	Series 2004-36, Class BS, 5.500% due 11/25/30	126,865
103,420	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	111,968
		Federal National Mortgage Association (FNMA), REMICS:
353,426	NR	Series 2004-38, Class FK, 0.614% due 5/25/34(a)	353,644
6,164,519	NR	Series 2006-27, Class SH, 6.436% due 4/25/36(a)	962,134
4,585,217	NR	Series 2007-68, Class SC, 6.436% due 7/25/37(a)	625,698
1,143,498	AAA	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.663% due 1/12/43	1,156,731
1,020,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2010-3, Class A1, 4.200% due 2/15/17(d)	1,111,334
308,837	AAA(f)	Freddie Mac REMICS, Series 2808, Class FT, 0.626% due 4/15/33(a)	308,333
		GE Capital Commercial Mortgage Corp.:
1,648,476	Aaa(e)	Series 2001-1, Class A2, 6.531% due 5/15/33	1,676,328
500,000	BBB+	Series 2007-C1, Class A4, 5.543% due 12/10/49	501,792
1,574,834	AAA	GMAC Commercial Mortgage Securities Inc., Series 2001-C1, Class A2, 6.465% due 4/15/34	1,595,323
1,586,583	BBB+	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 1.014% due 2/25/31(a)(d)	1,195,934
		Government National Mortgage Association (GNMA):
100,083	NR	Series 2000-35, Class F, 0.826% due 12/16/25(a)(b)	100,694
91,304	NR	Series 2002-21, Class FV, 0.676% due 3/16/32(a)(b)	91,498
7,084,994	NR	Series 2008-51, Class GS, 5.954% due 6/16/38(a)	761,993
		Greenwich Capital Commercial Funding Corp.:

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

$1,255,000	AAA	Series 2004-GG1, Class A7, 5.317% due 6/10/36(a)	$1,366,391
2,200,000	A+	Series 2006-GG7, Class A4, 6.085% due 7/10/38(a)	2,398,834
3,750,000	A	Series 2007-GG9, Class A4, 5.444% due 3/10/39	3,934,842
		GS Mortgage Securities Corp. II:
297,528	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/03/18(b)(d)	306,023
1,225,000	AA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	1,282,150
227,618	AAA	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.614% due 9/25/35(a)(d)	191,506
		GSR Mortgage Loan Trust:
2,293,701	A+	Series 2005-AR4, Class 6A1, 5.250% due 7/25/35(a)	2,143,438
363,426	AAA	Series 2005-AR6, Class 2A1, 2.927% due 9/25/35(a)(b)	343,803
374,339	CCC	Series 2006-OA1, Class 2A1, 0.454% due 8/25/46(a)	294,588
		Harborview Mortgage Loan Trust:
55,489	BBB+	Series 2005-8, Class 1A2A, 0.597% due 9/19/35(a)	34,219
269,643	CCC	Series 2006-2, Class 1A, 3.010% due 2/25/36(a)	153,354
352,140	B−	Series 2006-9, Class 2A1A, 0.477% due 11/19/36(a)	222,409
		Home Equity Asset Trust:
933,871	AAA	Series 2007-1, Class 2A1, 0.324% due 5/25/37(a)	901,564
185,785	AAA	Series 2007-2, Class 2A1, 0.374% due 7/25/37(a)	180,025
6,244	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 1.064% due 3/25/33(a)	4,629
327,464	CCC	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 5.973% due 11/25/37(a)	279,206
		Indymac Index Mortgage Loan Trust:
128,822	B−	Series 2004-AR15, Class 1A1, 2.896% due 2/25/35(a)	77,534
181,840	B	Series 2005-AR15, Class A2, 5.099% due 9/25/35(a)	141,840
1,640,013	D	Series 2007-AR5, Class 1A1, 5.250% due 5/25/37(a)	834,439
1,509,629	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.424% due 8/25/36(a)	552,800
803,925	AA	J G Wentworth Receivables V LLC, Series 2001-AA, Class A1, 0.776% due 8/15/26(a)(d)	791,884
		JP Morgan Chase Commercial Mortgage Securities Corp.:
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37	674,568
1,345,000	AA−	Series 2006-LDP7, Class A4, 6.063% due 4/15/45(a)	1,480,451
880,000	A+	Series 2007-CB19, Class A4, 5.936% due 2/12/49(a)	924,749
285,000	A−	Series 2007-LD12, Class A4, 5.882% due 2/15/51(a)	299,377
		JP Morgan Mortgage Trust:
356,925	AAA	Series 2005-A1, Class 6T1, 5.019% due 2/25/35(a)(b)	356,721
96,654	Caa1(e)	Series 2006-S2, Class 2A2, 5.875% due 7/25/36	91,849
96,804	CCC	Series 2007-S1, Class 1A2, 5.500% due 3/25/22	90,911
		LB-UBS Commercial Mortgage Trust:
2,895,000	Aaa(e)	Series 2001-C2, Class B, 6.799% due 9/15/34	2,965,053
19,462	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29	19,468
388,000	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30	406,985
		Lehman XS Trust:
356,074	B+	Series 2005-5N, Class 1A1, 0.564% due 11/25/35(a)	248,635
283,898	CC	Series 2005-7N, Class 1A1B, 0.564% due 12/25/35(a)	89,408
7,140,000	CCC	Series 2007-12N, Class 1A3A, 0.464% due 7/25/47(a)	2,704,810
3,254,187	B−	Series 2007-16N, Class 2A2, 1.114% due 9/25/47(a)	2,028,247
		MASTR Adjustable Rate Mortgages Trust:
5,600,000	AAA	Series 2004-13, Class 3A7, 2.906% due 11/21/34(a)	5,038,704
152,801	AAA	Series 2004-4, Class 4A1, 2.591% due 5/25/34(a)(b)	118,248
1,896,580	CCC	Series 2007-3, Class 12A1, 0.464% due 5/25/47(a)	898,260
1,331,891	AAA	MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1, 2.969% due 10/25/32(a)	1,251,181
319,254	AAA	Medallion Trust, Series 2003-1G, Class A, 0.729% due 12/21/33(a)	310,793
		Merrill Lynch Mortgage Investors Inc.:
330,560	AAA	Series 2004-A3, Class 4A3, 5.058% due 5/25/34(a)	331,209
381,880	AAA	Series 2005-A2, Class A2, 2.802% due 2/25/35(a)	365,855
670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.838% due 5/12/39(a)	720,211
		Merrill Lynch/Countrywide Commercial Mortgage Trust:
1,705,000	AA−	Series 2006-4, Class A3, 5.172% due 12/12/49(a)	1,765,949
800,000	Aaa(e)	Series 2007-6, Class A4, 5.485% due 3/12/51(a)	799,035
572,000	A−	Series 2007-7, Class A4, 5.810% due 6/12/50(a)	576,235
675,649	AAA	Mid-State Trust, Series 2004-1, Class A, 6.005% due 8/15/37	729,851

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

		MLCC Mortgage Investors Inc.:
$96,317	B1(e)	Series 2005-1, Class 2A1, 2.299% due 4/25/35(a)	$91,874
295,371	Ba3(e)	Series 2005-1, Class 2A2, 2.299% due 4/25/35(a)	275,455
2,200,000	CCC	Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2B, 0.354% due 1/25/37(a)	1,190,026
		Morgan Stanley Capital I:
1,700,000	Aaa(e)	Series 2003-IQ4, Class A2, 4.070% due 5/15/40	1,773,655
529,908	AAA	Series 2004-SD3, Class A, 0.724% due 6/25/34(a)(d)	471,657
200,000	A−	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(a)	203,468
550,000	A+	Series 2007-IQ16, Class A4, 5.809% due 12/12/49	581,703
596,916	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 2.764% due 10/25/34(a)	526,677
		Nationstar Home Equity Loan Trust:
2,500,000	AAA	Series 2007-A, Class AV4, 0.494% due 3/25/37(a)	1,451,024
1,850,000	AAA	Series 2007-C, Class 2AV2, 0.394% due 6/25/37(a)	1,370,046
		Nomura Asset Acceptance Corp.:
142,829	AAA	Series 2004-R1, Class A1, 6.500% due 3/25/34(d)	142,989
158,359	AAA	Series 2004-R2, Class A1, 6.500% due 10/25/34(a)(d)	157,028
1,311,429	CCC	Opteum Mortgage Acceptance, Series 2006-2, Class A1C, 0.534% due 7/25/36(a)	593,221
		Option One Mortgage Loan Trust:
3,564	AAA	Series 2002-6, Class A2, 1.064% due 11/25/32(a)	2,878
17,350	AAA	Series 2003-1, Class A2, 1.104% due 2/25/33(a)	14,087
705,000	AAA	Permanent Financing PLC, Series 9A, Class 3A, 0.637% due 6/10/33(a)(d)	699,996
1,493,669	AAA	Popular ABS Mortgaged Pass-Through Trust, Series 2005-3, Class AF6, step bond to yield, 4.759% due 7/25/35	1,480,888
		Prime Mortgage Trust:
690,932	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(d)	674,745
306,877	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(d)	301,777
2,118,573	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(d)	1,872,051
64,421	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/01/15	69,764
		Residential Accredit Loans Inc.:
594,433	CC	Series 2006-QO8, Class 1A1A, 0.354% due 10/25/46(a)	579,721
2,891,100	B−	Series 2007-QO4, Class A1, 0.464% due 5/25/47(a)	1,692,055
1,693,051	CCC	Series 2007-QS8, Class A10, 6.000% due 6/25/37	1,234,203
		Residential Asset Mortgage Products Inc.:
6,959	B−	Series 2003-RS4, Class AIIB, 0.924% due 5/25/33(a)	4,510
1,313,544	AAA	Series 2003-RS9, Class AI6A, step bond to yield, 6.110% due 10/25/33	1,257,576
178,219	CCC	Series 2004-SL4, Class A5, 7.500% due 7/25/32	183,097
417,461	D	SACO I Inc., Series 2006-7, Class A1, 0.394% due 7/25/36(a)	56,636
356,869	NR	Small Business Administration, Series 2005-P10A, Class 1, 4.638% due 2/10/15	379,621
		Small Business Administration Participation Certificates:
307,813	NR	Series 1993-20K, Class 1, 6.150% due 11/01/13(b)	321,770
140,931	NR	Series 1995-20J, Class 1, 6.850% due 10/01/15(b)	148,444
294,458	NR	Series 1995-20K, Class 1, 6.650% due 11/01/15(b)	308,887
192,847	NR	Series 1996-20G, Class 1, 7.700% due 7/01/16(b)	210,313
818,175	NR	Series 1999-20L, Class 1, 7.190% due 12/01/19(b)	904,032
588,982	NR	Series 2000-20A, Class 1, 7.590% due 1/01/20(b)	661,609
1,142,707	NR	Series 2002-20K, Class 1, 5.080% due 11/01/22(b)	1,234,450
		Structured Adjustable Rate Mortgage Loan Trust:
217,466	BBB+	Series 2004-16, Class 1A2, 2.645% due 11/25/34(a)	164,680
857,432	AAA	Series 2004-6, Class 4A1, 4.853% due 6/25/34(a)	799,312
311,649	CCC	Series 2005-19XS, Class 1A1, 0.584% due 10/25/35(a)	208,615
		Structured Asset Mortgage Investments Inc.:
470,389	AAA	Series 2005-AR5, Class A3, 0.517% due 7/19/35(a)(b)	427,611
2,443,997	CCC	Series 2007-AR6, Class A1, 1.886% due 8/25/47(a)	1,488,020
		Structured Asset Securities Corp.:
7,627	A−	Series 2002-14A, Class 2A1, 2.226% due 7/25/32(a)(b)	5,327
238,473	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31(d)	221,826
342,499	AAA	Series 2005-RF3, Class 1A, 0.614% due 6/25/35(a)(d)	282,956
71,911	AAA	Series 2006-BC3, Class A2, 0.314% due 10/25/36(a)(b)	71,414
1,499,697	BB	Series 2007-BC4, Class A3, 0.514% due 11/25/37(a)	1,433,502

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

		WaMu Mortgage Pass Through Certificates:
$938,037	AAA	Series 2003-R1, Class A1, 0.804% due 12/25/27(a)(b)	$845,101
953,653	NR	Series 2003-R1, Class X, 0.000% due 12/25/27(a)(b)(d)	52,451
55,219	AAA	Series 2004-AR11, Class A, 2.763% due 10/25/34(a)	50,700
200,636	AAA	Series 2004-AR12, Class A2A, 0.765% due 10/25/44(a)	159,909
545,955	AAA	Series 2005-AR11, Class A1A, 0.584% due 8/25/45(a)	445,871
1,391,320	AAA	Series 2005-AR13, Class A1A1, 0.554% due 10/25/45(a)(b)	1,118,274
538,502	AAA	Series 2005-AR15, Class A1A2, 0.544% due 11/25/45(a)	388,862
511,911	AAA	Series 2005-AR19, Class A1A2, 0.554% due 12/25/45(a)	391,005
1,000,000	AA−	Series 2005-AR4, Class A5, 2.723% due 4/25/35(a)	835,170
1,435,447	AAA	Series 2006-AR13, Class 2A, 3.297% due 10/25/46(a)(b)	993,730
816,676	CCC	Series 2006-AR14, Class 1A4, 5.513% due 11/25/36(a)(b)	622,583
703,030	CCC	Series 2007-HY4, Class 4A1, 5.461% due 9/25/36(a)	579,677
1,179,400	CCC	Series 2007-OA2, Class 1A, 1.086% due 3/25/47(a)(b)	727,913
1,622,012	CCC	Series 2007-OA2, Class 2A, 1.086% due 1/25/47(a)	700,662
1,412,718	CCC	Series 2007-OA5, Class 1A, 1.136% due 6/25/47(a)	882,907
		Wells Fargo Mortgage Backed Securities Trust:
702,010	A	Series 2006-AR2, Class 2A1, 4.632% due 3/25/36(a)(b)	631,442
400,000	A−	Series 2006-AR4, Class 2A4, 5.688% due 4/25/36(a)	355,904
184,125	Caa2(e)	Series 2006-AR7, Class 2A4, 5.514% due 5/25/36(a)(b)	149,055

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $141,211,770)	135,148,713

CORPORATE BONDS & NOTES – 26.4%
Aerospace & Defense – 0.1%
300,000	BBB+	Goodrich Corp., Senior Unsecured Notes, 6.290% due 7/01/16(b)	358,144
225,000	A	United Technologies Corp., Senior Unsecured Notes, 5.700% due 4/15/40	265,968

		Total Aerospace & Defense	624,112

Airlines – 0.5%
414,892	BBB+	Continental Airlines Inc., Pass Thru Certificates, 7.256% due 3/15/20	429,413
394,712	BBB	Delta Air Lines Inc., Pass Thru Certificates, 6.619% due 3/18/11	400,633
980,937	BBB−	JetBlue Airways 2004-2 G-1 Pass Through Trust, Pass Thru Certificates, 0.751% due 8/15/16(a)	872,339
		Northwest Airlines Inc., Pass Thru Certificates:
1,000,000	BBB−	6.841% due 4/01/11	1,020,000
384,532	BBB−	7.041% due 4/01/22	384,532
1,266,881	BBB	United Air Lines Inc., Pass Thru Certificates, 10.400% due 11/01/16	1,406,238

		Total Airlines	4,513,155

Automobiles – 0.2%
		Daimler Finance North America LLC, Company Guaranteed Notes:
300,000	BBB+	5.875% due 3/15/11	308,123
900,000	BBB+	5.750% due 9/08/11(b)	942,117
		Motors Liquidation Co., Senior Unsecured Notes:
1,325,000	C(f)	8.250% due 7/15/23(h)	420,688
20,000	NR	8.375% due 7/15/33(h)(i)	6,500

		Total Automobiles	1,677,428

Beverages – 0.5%
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
1,075,000	BBB+	4.125% due 1/15/15	1,153,032
95,000	BBB+	7.750% due 1/15/19(d)	121,870
160,000	BBB+	5.375% due 1/15/20	180,571
480,000	BBB+	5.000% due 4/15/20(d)	527,433
545,000	A−	Coca-Cola Femsa SAB de CV, Senior Unsecured Notes, 4.625% due 2/15/20(d)	592,627
613,000	A−	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	696,791
470,000	BBB	Dr Pepper Snapple Group Inc., Company Guaranteed Notes, 6.820% due 5/01/18	579,799

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Beverages — 0.5% — (continued)

$510,000	A−	PepsiCo Inc., Senior Unsecured Notes, 7.900% due 11/01/18	$683,228

		Total Beverages	4,535,351

Biotechnology – 0.1%
625,000	BBB−	Life Technologies Corp., Senior Notes, 4.400% due 3/01/15	662,479

Building Products – 0.1%
1,400,000	BB	Pulte Homes Inc., Company Guaranteed Notes, 6.250% due 2/15/13(b)	1,438,500

Capital Markets – 2.3%
450,000	A+	Bank of New York Mellon Corp., Senior Subordinated Notes, 6.375% due 4/01/12	487,462
980,000	A	BP Capital Markets PLC, Company Guaranteed Notes, 3.125% due 3/10/12	982,055
450,000	BBB	Goldman Sachs Capital II, Company Guaranteed Notes, 5.793% due 6/01/43(a)	363,938
		Goldman Sachs Group Inc. (The):
		Senior Notes:
60,000	A	3.625% due 8/01/12	62,133
400,000	A	3.700% due 8/01/15	405,389
1,095,000	A	6.000% due 6/15/20	1,181,760
		Senior Unsecured Notes:
40,000	A	6.600% due 1/15/12	42,750
400,000	A	0.604% due 2/06/12(a)	397,434
20,000	A	5.300% due 2/14/12	20,987
80,000	A	5.450% due 11/01/12	85,786
145,000	A	4.750% due 7/15/13	154,152
2,550,000	A	5.250% due 10/15/13	2,761,772
475,000	A	6.000% due 5/01/14	526,514
1,000,000	A	5.750% due 10/01/16(b)	1,105,330
3,400,000	A	6.250% due 9/01/17(b)	3,778,053
600,000	A	6.150% due 4/01/18	656,291
2,755,000	A	7.500% due 2/15/19	3,217,950
1,100,000	A	5.375% due 3/15/20	1,137,405
650,000	NR	Lehman Brothers Holdings Capital Trust V, Company Guaranteed Notes, 5.857% due 11/29/49(h)	1,690
230,000	NR	Lehman Brothers Holdings E-Capital Trust I, Company Guaranteed Notes, 0.000% due 8/20/65(h)	598
		Lehman Brothers Holdings Inc.:
		Senior Unsecured Notes:
1,400,000	NR	0.000% due 11/24/08(h)	297,500
640,000	NR	0.000% due 11/07/16(h)	121,600
416,000	NR	8.920% due 2/16/17(h)	79,040
900,000	NR	Subordinated Notes, 6.750% due 12/28/17(h)	1,404
		Merrill Lynch & Co., Inc.:
2,600,000	A	Notes, 6.875% due 4/25/18(b)	2,865,624
		Senior Unsecured Notes:
850,000	AA−	8.950% due 5/18/17(a)	885,062
1,584,000	AA−	9.570% due 6/06/17(a)	1,795,860

		Total Capital Markets	23,415,539

Chemicals – 0.0%
190,000	BBB+	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	230,021
19,000	BB+	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	19,166

		Total Chemicals	249,187

Commercial Banks – 4.7%
2,025,000	AAA	Achmea Hypotheekbank NV, Government Liquid Guaranteed Notes, 3.200% due 11/03/14(d)	2,141,124
449,000	B	Ally Financial Inc., Company Guaranteed Notes, 6.625% due 5/15/12	461,348
1,000,000	AA	ANZ National International Ltd., Bank Guaranteed Notes, 6.200% due 7/19/13(d)	1,116,502
1,100,000	BB	BAC Capital Trust XV, Bank Guaranteed Notes, 1.097% due 6/01/56(a)	684,236
		Bank of America Corp.:
		Senior Unsecured Notes:
2,700,000	A	4.500% due 4/01/15(b)	2,800,864

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Commercial Banks — 4.7% — (continued)

$1,510,000	A	7.625% due 6/01/19	$1,770,294
170,000	A−	Subordinated Notes, 5.420% due 3/15/17	174,261
855,000	A	Bank One Corp., Subordinated Notes, 5.900% due 11/15/11	898,413
460,000	BB	BankAmerica Capital III, Bank Guaranteed Notes, 1.096% due 1/15/27(a)	320,820
		Barclays Bank PLC:
1,200,000	AA−	Senior Notes, 5.200% due 7/10/14	1,321,254
480,000	AA−	Senior Unsecured Notes, 5.125% due 1/08/20	511,226
210,000	AA	Commonwealth Bank of Australia, Senior Unsecured Notes, 5.000% due 10/15/19(d)	227,169
660,000	A−	Credit Agricole SA, Subordinated Notes, 9.750% due 6/29/49	716,100
600,000	A+	Deutsche Bank AG, Senior Unsecured Notes, 4.875% due 5/20/13	648,131
2,000,000	AA+	Dexia Credit Local, Government Liquid Guaranteed Notes, 2.750% due 4/29/14(d)	2,043,214
1,080,000	AA	Eksportfinans AS, Senior Unsecured Notes, 5.500% due 6/26/17	1,283,057
500,000	AAA	Fortis Bank Nederland Holding NV, Government Liquid Guaranteed Notes, 1.249% due 6/10/11(a)	634,447
		Glitnir Banki HF:
270,000	D	Notes, 6.330% due 7/28/11(d)(g)(h)	78,300
460,000	NR	Subordinated Notes, 6.693% due 6/15/16(d)(g)(h)	5
1,300,000	BBB−	HBOS PLC, Senior Subordinated Notes, 6.750% due 5/21/18(d)	1,272,830
525,000	AA	HSBC Bank PLC, Senior Notes, 3.500% due 6/28/15(d)	547,960
		HSBC Bank USA NA, Subordinated Notes:
1,600,000	AA−	6.000% due 8/09/17(b)	1,799,425
4,100,000	AA−	4.875% due 8/24/20(b)	4,244,398
100,000	BB	ICICI Bank Ltd., Unsecured Notes, 6.375% due 4/30/22(a)(d)	99,327
150,000	BB	ICICI Bank Ltd. (Restricted Shares), Unsecured Notes, 6.375% due 4/30/22(a)	148,792
200,000	AAA	ING Bank NV, Government Liquid Guaranteed Notes, 3.900% due 3/19/14(b)(d)	218,011
225,000	A+	JPMorgan Chase Bank NA, Subordinated Notes, 0.866% due 6/13/16(a)	213,278
690,000	NR	Landsbanki Islands, Senior Unsecured Notes, 6.100% due 8/25/11(d)(g)(h)	70,725
		Lloyds TSB Bank PLC:
100,000	A+	Bank Guaranteed Notes, 5.800% due 1/13/20(d)	103,243
400,000	AAA	Government Liquid Guaranteed Notes, 0.861% due 6/09/11(a)	508,930
2,800,000	BB	Subordinated Notes, 12.000% due 12/29/49(a)(b)(d)	3,108,485
1,000,000	AA	National Australia Bank Ltd., Senior Notes, 5.350% due 6/12/13(d)	1,093,309
1,500,000	A	National City Bank, Subordinated Notes, 0.908% due 6/07/17(a)	1,347,288
750,000	BB	Nationsbank Cap Trust III, Bank Guaranteed Notes, 1.076% due 1/15/27(a)	526,641
815,000	AAA	NIBC Bank NV, Government Liquid Guaranteed Notes, 2.800% due 12/02/14(d)	849,018
150,000	AA−	Nordea Bank AB, Senior Notes, 4.875% due 1/27/20(d)	163,210
		Royal Bank of Scotland Group PLC:
1,000,000	BB−	Junior Subordinated Notes, 7.648% due 8/29/49(a)(b)	865,000
750,000	A	Senior Unsecured Notes, 6.400% due 10/21/19	803,231
		Royal Bank of Scotland PLC (The):
160,000	A+	Bank Guaranteed Notes, 4.875% due 3/16/15	167,130
1,300,000	A+	Company Guaranteed Notes, 3.400% due 8/23/13	1,317,563
390,000	AA−	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(a)(d)	374,603
200,000	AA	Santander US Debt SA Unipersonal, Bank Guaranteed Notes, 3.724% due 1/20/15(d)	199,657
400,000	B+	Shinsei Finance Cayman Ltd., Junior Subordinated Notes, 6.418% due 1/29/49(a)(d)	271,182
1,535,000	AAA	Societe Financement de l’Economie Francaise, Government Liquid Guaranteed Notes, 2.250% due 6/11/12(d)	1,572,928
10,000	A	Sumitomo Mitsui Banking Corp., Senior Subordinated Notes, 8.000% due 6/15/12	11,123
190,000	BB	Sun Trust Capital VIII, Bank Guaranteed Notes, 6.100% due 12/15/36(a)	161,983
2,600,000	A+	UBS AG Stamford Branch, Senior Unsecured Notes, 5.750% due 4/25/18(b)	2,924,371
		UBS AG/Stamford CT, Senior Unsecured Notes:
1,600,000	A+	1.439% due 2/23/12(a)(b)	1,610,045
710,000	A+	3.875% due 1/15/15	734,383
		Wachovia Corp.:
1,210,000	AA−	Senior Unsecured Notes, 5.750% due 2/01/18	1,369,221
280,000	A+	Subordinated Notes, 5.250% due 8/01/14	302,298
10,000	A+	Wells Fargo & Co., Subordinated Notes, 5.000% due 11/15/14	10,781

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Commercial Banks — 4.7% — (continued)

$480,000	AA	Westpac Banking Corp., Senior Unsecured Notes, 4.875% due 11/19/19	$511,915

		Total Commercial Banks	47,353,049

Commercial Services & Supplies – 0.1%
260,000	AAA	Board of Trustees of The Leland Stanford Junior University (The), Notes, 4.250% due 5/01/16	293,908
185,000	BBB	Waste Management Inc., Company Guaranteed Notes, 6.375% due 11/15/12	203,560

		Total Commercial Services & Supplies	497,468

Communications Equipment – 0.1%
800,000	BB+	Motorola Inc., Senior Unsecured Notes, 6.000% due 11/15/17(b)	892,087

Consumer Finance – 0.6%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
100,000	B+	7.375% due 2/01/11	101,798
674,000	B+	5.787% due 6/15/11(a)	686,637
85,000	B+	7.250% due 10/25/11	88,631
1,400,000	B+	7.000% due 10/01/13(b)	1,462,735
2,400,000	BBB	Foster’s Finance Corp., Company Guaranteed Notes, 4.875% due 10/01/14(b)(d)	2,603,616
		SLM Corp., Senior Unsecured Notes:
470,000	BBB−	5.000% due 10/01/13	443,284
385,000	BBB−	0.798% due 1/27/14(a)	314,486
625,000	BBB−	5.375% due 5/15/14	575,470
70,000	BBB−	5.050% due 11/14/14	63,583

		Total Consumer Finance	6,340,240

Diversified Consumer Services – 0.0%
95,000	BB−	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/01/27	87,044

Diversified Financial Services – 6.4%
		American Express Co.:
		Senior Unsecured Notes:
1,200,000	BBB+	7.000% due 3/19/18(b)	1,438,025
840,000	BBB+	8.125% due 5/20/19	1,082,642
260,000	BB	Subordinated Notes, 6.800% due 9/01/66(a)	255,450
1,000,000	BBB+	American Express Credit Corp., Senior Unsecured Notes, 0.436% due 6/16/11(a)(b)	997,917
20,000	BBB−	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/01/31	19,297
210,000	BBB−	AngloGold Ashanti Holdings PLC, Senior Notes, 5.375% due 4/15/20	219,795
50,000	A+	ASIF Global Financing XIX, Senior Secured Notes, 4.900% due 1/17/13(d)	51,250
1,500,000	BB(f)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/01/21(d)	1,485,000
		Bank of America Corp., Senior Unsecured Notes:
375,000	A	5.625% due 10/14/16	400,218
155,000	A	6.000% due 9/01/17	167,311
6,200,000	A	5.650% due 5/01/18(b)	6,454,200
750,000	Baa3(e)	BankBoston Capital Trust III, Limited Guaranteed Notes, 1.287% due 6/15/27(a)	519,382
3,700,000	A	Barclays Bank PLC, Senior Subordinated Notes, 6.050% due 12/04/17(b)(d)	3,982,506
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A+	6.400% due 10/02/17	23,286
3,125,000	A+	7.250% due 2/01/18	3,794,494
125,000	AA	Belvoir Land LLC, Notes, 5.270% due 12/15/47(d)	107,180
700,000	BBB	Capital One Financial Corp., Senior Notes, 7.375% due 5/23/14	816,138
3,220,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 3.000% due 11/25/14(d)	3,327,870
784,430	BBB−	Cedar Brakes II LLC, Secured Notes, 9.875% due 9/01/13(d)	821,520
300,000	A	Countrywide Financial Corp., Company Guaranteed Notes, 5.800% due 6/07/12	319,206
1,000,000	BBB+	Credit Suisse Guernsey, Junior Subordinated Notes, 1.066% due 5/29/49(a)	701,250
		Credit Suisse/New York NY:
965,000	A+	Senior Unsecured Notes, 5.000% due 5/15/13	1,044,799
1,342,000	A	Subordinated Notes, 6.000% due 2/15/18	1,465,393
3,000,000	AAA	DanFin Funding Ltd., Government Liquid Guaranteed Notes, 1.226% due 7/16/13(a)(b)(d)	2,999,094
680,000	BB	El Paso Performance-Linked Trust, Senior Unsecured Notes, 7.750% due 7/15/11(d)	708,499

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Diversified Financial Services — 6.4% — (continued)

		Farmers Exchange Capital, Debentures Notes:
$1,500,000	BBB+	7.050% due 7/15/28(d)	$1,497,791
600,000	BBB+	7.200% due 7/15/48(d)	583,721
		General Electric Capital Corp.:
		FDIC Guranteed Notes:
2,625,000	AAA	2.000% due 9/28/12	2,697,739
1,300,000	AAA	2.625% due 12/28/12	1,354,875
		Senior Unsecured Notes:
1,475,000	AA+	5.000% due 11/15/11	1,549,725
145,000	AA+	5.875% due 2/15/12	154,628
605,000	AA+	0.648% due 4/10/12(a)	601,282
20,000	AA+	5.450% due 1/15/13	21,718
100,000	NR	0.839% due 3/20/13(a)	97,191
700,000	AA+	0.475% due 3/20/14(a)	666,095
575,000	AA+	5.900% due 5/13/14	650,594
500,000	AA+	0.839% due 6/20/14(a)	477,317
1,270,000	AA+	0.797% due 9/15/14(a)	1,215,845
750,000	AA+	0.604% due 5/11/16(a)	687,181
910,000	AA+	5.625% due 5/01/18	1,004,927
610,000	AA+	5.500% due 1/08/20	668,810
775,000	AA+	0.815% due 5/05/26(a)	634,577
500,000	AA+	5.875% due 1/14/38(b)	515,890
		Subordinated Notes:
400,000	A+	6.500% due 9/15/67(a)(d)	570,832
1,050,000	A+	6.375% due 11/15/67(a)	1,014,562
270,000	BB	ILFC E-Capital Trust II, Company Guaranteed Notes, 6.250% due 12/21/65(a)(d)	173,138
240,000	AA	Irwin Land LLC, Bonds, 5.300% due 12/15/35(d)	209,904
1,450,000	BBB+	JP Morgan Chase Capital XIII, Company Guaranteed Notes, 1.483% due 9/30/34(a)	1,105,918
400,000	BBB+	JP Morgan Chase Capital XXIII, Limited Guaranteed Notes, 1.376% due 5/15/47(a)	289,186
		JPMorgan Chase & Co.:
1,620,000	A	Senior Subordinated Notes, 6.750% due 2/01/11	1,660,635
1,000,000	A+	Senior Unsecured Notes, 6.300% due 4/23/19	1,151,165
		Subordinated Notes:
295,000	A	5.125% due 9/15/14	322,570
330,000	A	5.150% due 10/01/15	357,713
630,000	A	6.125% due 6/27/17	719,803
100,000	NR	Kaupthing Bank, Senior Notes, 5.750% due 10/04/11(d)(g)(h)	25,500
1,750,000	B+	LBG Capital No.1 PLC, Bank Guaranteed Notes, 8.000% due 12/29/49(a)	1,548,750
1,710,000	AAA	LeasePlan Corp. NV, Government Liquid Guaranteed Notes, 3.000% due 5/07/12(d)	1,768,778
120,000	NR	Lehman Brothers Holdings Inc., Senior Unsecured Notes, 5.250% due 2/06/12(h)	25,800
190,000	BBB+	MUFG Capital Finance 1 Ltd., Bank Guaranteed Notes, 6.346% due 7/29/49(a)	189,618
1,700,000	BBB−	Pipeline Funding Co. LLC, Pass Thru Certificates, 7.500% due 1/15/30(d)	1,836,525
350,000	A+	Prudential Holdings LLC, Senior Secured Notes, 8.695% due 12/18/23(d)	447,127
70,000	BBB	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Notes, 7.191% due 12/29/49(a)(d)	67,183
80,000	BBB−	SLM Corp., Senior Unsecured Notes, 5.625% due 8/01/33	54,544
110,000	BBB−	TNK-BP Finance SA, Company Guaranteed Notes, 7.500% due 7/18/16(d)	122,375
200,000	A−	Wachovia Capital Trust III, Bank Guaranteed Notes, 5.800% due 3/29/49(a)	171,500
440,000	A−	WEA Finance LLC/WT Finance Aust Pty Ltd., Company Guaranteed Notes, 6.750% due 9/02/19(d)	515,643
150,000	A−	Wells Fargo Capital X, Company Guaranteed Notes, 5.950% due 12/15/36	145,290
950,000	A	ZFS Finance USA Trust I, Junior Subordinated Notes, 5.875% due 5/09/32(a)(d)	853,740

		Total Diversified Financial Services	63,629,427

Diversified Telecommunication Services – 1.0%
		AT&T Inc., Senior Unsecured Notes:
170,000	A	5.100% due 9/15/14	191,264
575,000	A	6.300% due 1/15/38	661,187
520,000	A	6.550% due 2/15/39	618,395

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Diversified Telecommunication Services — 1.0% — (continued)

$235,000	BBB−	British Telecommunications PLC, Senior Unsecured Notes, 9.375% due 12/15/10	$240,253
225,000	BBB−	COX Communications Inc., Senior Unsecured Notes, 8.375% due 3/01/39(d)	314,833
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	252,733
3,000,000	BBB−	Embarq Corp., Senior Unsecured Notes, 7.082% due 6/01/16(b)	3,274,467
55,000	A	New Cingular Wireless Services Inc., Senior Unsecured Notes, 8.125% due 5/01/12	61,380
240,000	BBB+	Royal KPN NV, Senior Unsecured Notes, 8.375% due 10/01/30	335,751
160,000	BBB	Telecom Italia Capital SA, Company Guaranteed Notes, 4.950% due 9/30/14	168,325
		Telefonica Emisiones SAU, Company Guaranteed Notes:
425,000	A−	4.949% due 1/15/15	459,265
680,000	A−	6.221% due 7/03/17	775,846
475,000	A−	Telefonica Europe BV, Company Guaranteed Notes, 7.750% due 9/15/10	502,122
		Verizon Communications Inc., Senior Unsecured Notes:
340,000	A	6.875% due 4/01/12	367,494
165,000	A	5.125% due 6/15/33	153,165
280,000	A	6.900% due 4/15/38	347,420
		Verizon Global Funding Corp., Senior Unsecured Notes:
5,000	A	6.875% due 6/15/12	5,507
165,000	A	7.375% due 9/01/12	185,335
855,000	A−	Vodafone Group PLC, Senior Unsecured Notes, 4.150% due 6/10/14	919,275
165,000	B+	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/01/16	171,188

		Total Diversified Telecommunication Services	10,005,205

Electric Utilities – 1.4%
275,000	A	Alabama Power Co., Senior Unsecured Notes, 6.000% due 3/01/39	330,328
255,000	BBB−	Constellation Energy Group Inc., Senior Unsecured Notes, 7.600% due 4/01/32	316,174
200,000	A−	Dominion Resources Inc., Senior Unsecured Notes, 5.950% due 6/15/35	229,613
425,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 5.050% due 9/15/19	473,754
		Energy Future Holdings Corp.:
21,191	CCC+	Company Guaranteed Notes, 11.250% due 11/01/17(j)	10,278
160,000	CCC	Senior Unsecured Notes, 6.500% due 11/15/24	63,200
50,000	B+	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes, 10.000% due 12/01/20	48,299
920,000	BBB+	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/01/19	1,126,675
115,000	BBB−	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	119,143
540,000	BB+	FirstEnergy Corp., Senior Unsecured Notes, 7.375% due 11/15/31	599,882
145,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/01/35	153,327
		Florida Power Corp., 1st Mortgage Notes:
195,000	A−	5.900% due 3/01/33	224,019
125,000	A−	6.400% due 6/15/38	157,536
1,700,000	BBB	Illinois Power Co., Senior Secured Notes, 6.250% due 4/01/18(b)	1,953,368
640,000	BB+	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	720,778
750,000	BBB	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	883,656
		Midamerican Energy Holdings Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	284,369
225,000	BBB+	6.500% due 9/15/37	274,348
1,350,000	BBB−	Nisource Finance Corp., Company Guaranteed Notes, 6.125% due 3/01/22	1,509,785
600,000	BBB+	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 5.950% due 9/01/13	669,257
		Pacific Gas & Electric Co., Senior Unsecured Notes:
350,000	BBB+	5.625% due 11/30/17	408,047
210,000	BBB+	6.050% due 3/01/34	248,066
800,000	BBB	PSEG Power LLC, Company Guaranteed Notes, 7.750% due 4/15/11(b)	833,826
800,000	BB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	879,242
95,000	A−	Public Service Electric & Gas Co., Secured Notes, 5.250% due 7/01/35	105,430
900,000	BBB−	Texas-New Mexico Power Co., 1st Mortgage Notes, 9.500% due 4/01/19(d)	1,194,208
225,000	BBB	Toledo Edison Co., Senior Secured Notes, 6.150% due 5/15/37	257,070
		TXU Corp., Senior Unsecured Notes:
120,000	CCC	5.550% due 11/15/14	60,900

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Electric Utilities — 1.4% — (continued)

$555,000	CCC	6.550% due 11/15/34	$216,450

		Total Electric Utilities	14,351,028

Energy Equipment & Services – 0.1%
110,000	BB−	Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.750% due 5/15/17	109,725
350,000	A	Halliburton Co., Senior Unsecured Notes, 5.500% due 10/15/10	354,347
60,000	BBB−	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14	61,475

		Total Energy Equipment & Services	525,547

Food & Staples Retailing – 0.1%
700,000	BBB+	CVS Caremark Corp., Notes, 6.600% due 3/15/19	841,411

Food Products – 0.2%
		Kraft Foods Inc., Senior Unsecured Notes:
1,090,000	BBB−	6.500% due 8/11/17	1,303,272
745,000	BBB−	5.375% due 2/10/20	829,482
290,000	BBB−	6.500% due 11/01/31	335,755

		Total Food Products	2,468,509

Gas Utilities – 0.3%
		CenterPoint Energy Resources Corp., Senior Unsecured Notes:
650,000	BBB	7.875% due 4/01/13	749,871
200,000	BBB	6.150% due 5/01/16	226,818
600,000	BBB	6.000% due 5/15/18	674,413
460,000	BBB−	Energy Transfer Partners LP, Senior Unsecured Notes, 9.000% due 4/15/19	576,290
500,000	BBB−	Southern Union Co., Senior Unsecured Notes, 8.250% due 11/15/29	591,429

		Total Gas Utilities	2,818,821

Health Care Equipment & Supplies – 0.0%
150,000	AA−	Medtronic Inc., Senior Unsecured Notes, 4.450% due 3/15/20	165,235

Health Care Providers & Services – 0.5%
13,000	B+	DaVita Inc., Company Guaranteed Notes, 6.625% due 3/15/13	13,130
		HCA Inc.:
1,260,000	BB−	Secured Notes, 9.250% due 11/15/16(b)	1,354,500
		Senior Secured Notes:
66,268	BB−	9.625% due 11/15/16(j)	71,321
1,345,000	BB	8.500% due 4/15/19	1,481,181
		Senior Unsecured Notes:
30,000	B−	7.875% due 2/01/11	30,600
200,000	B−	6.250% due 2/15/13	201,000
120,000	B−	7.190% due 11/15/15	115,050
29,000	B−	6.500% due 2/15/16	28,239
420,000	AA−	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/01/19(d)	510,174
		Tenet Healthcare Corp., Senior Secured Notes:
38,000	BB−	9.000% due 5/01/15	40,660
38,000	BB−	10.000% due 5/01/18	42,940
770,000	A−	UnitedHealth Group Inc., Senior Unsecured Notes, 5.250% due 3/15/11	787,290
		WellPoint Inc., Senior Unsecured Notes:
740,000	A−	5.000% due 1/15/11	751,238
30,000	A−	5.875% due 6/15/17	34,631

		Total Health Care Providers & Services	5,461,954

Hotels, Restaurants & Leisure – 0.0%
80,000	B−	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/01/16(i)	67,600
30,000	Ca(e)	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10(g)(h)	13,275
		MGM Mirage, Company Guaranteed Notes:
5,000	CCC+	8.500% due 9/15/10	5,406
30,000	CCC+	6.750% due 9/01/12	27,675

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Hotels, Restaurants & Leisure — 0.0% — (continued)

$20,000	CCC+	6.625% due 7/15/15(i)	$15,925
100,000	CCC+	7.625% due 1/15/17	79,000
10,000	CCC+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 8.000% due 4/01/12	7,750
		Station Casinos Inc.:
5,000	NR	Senior Subordinated Notes, 6.875% due 3/01/16(g)(h)	1
		Senior Unsecured Notes:
28,000	NR	6.000% due 4/01/12(g)(h)	73
95,000	NR	7.750% due 8/15/16(g)(h)	228

		Total Hotels, Restaurants & Leisure	216,933

Household Durables – 0.0%
20,000	B−	American Achievement Corp., Company Guaranteed Notes, 8.250% due 4/01/12(d)	19,925

Independent Power Producers & Energy Traders – 0.0%
130,000	BB−	AES Corp., Senior Unsecured Notes, 7.750% due 10/15/15	136,663
		NRG Energy Inc., Company Guaranteed Notes:
115,000	BB−	7.250% due 2/01/14	117,587
40,000	BB−	7.375% due 2/01/16	40,400
15,000	BB−	7.375% due 1/15/17	15,150

		Total Independent Power Producers & Energy Traders	309,800

Industrial Conglomerates – 0.0%
420,000	A−	Tyco International Group SA, Company Guaranteed Notes, 6.000% due 11/15/13	476,257

Insurance – 1.9%
		American International Group Inc., Senior Unsecured Notes:
600,000	A−	1.021% due 7/19/13(a)	687,286
2,100,000	A−	5.850% due 1/16/18(b)	2,037,000
2,300,000	A−	8.250% due 8/15/18(b)	2,495,500
1,400,000	AA−	Guardian Life Insurance Co. of America, Subordinated Notes, 7.375% due 9/30/39(d)	1,699,076
175,000	A−	Lincoln National Corp., Senior Unsecured Notes, 7.000% due 6/15/40	205,571
600,000	BBB	MetLife Capital Trust X, Junior Subordinated Notes, 9.250% due 4/08/38(a)(d)	693,000
		MetLife Inc.:
1,540,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	1,409,100
1,300,000	A−	Senior Unsecured Notes, 7.717% due 2/15/19	1,632,468
		Metropolitan Life Global Funding I, Senior Secured Notes:
1,300,000	AA−	5.125% due 4/10/13(d)	1,416,944
375,000	AA−	5.125% due 6/10/14(d)	415,777
2,400,000	AAA	New York Life Global Funding, Senior Secured Notes, 4.650% due 5/09/13(b)(d)	2,602,493
1,150,000	AA−	Pricoa Global Funding I, Senior Secured Notes, 5.450% due 6/11/14(d)	1,279,742
		Prudential Financial Inc., Senior Unsecured Notes:
375,000	A	7.375% due 6/15/19	456,909
450,000	A	5.375% due 6/21/20	485,581
290,000	AA	Teachers Insurance & Annuity Association of America, Notes, 6.850% due 12/16/39(d)	364,364
720,000	BBB	Travelers Cos., Inc., Junior Subordinated Notes, 6.250% due 3/15/37(a)	691,536

		Total Insurance	18,572,347

Media – 0.9%
		Comcast Cable Communications Holdings Inc., Company Guaranteed Notes:
30,000	BBB+	8.375% due 3/15/13	34,878
175,000	BBB+	9.455% due 11/15/22	246,453
		Comcast Cable Communications LLC, Company Guaranteed Notes:
1,300,000	BBB+	6.750% due 1/30/11	1,331,673
170,000	BBB+	8.875% due 5/01/17	220,873
280,000	BBB+	Comcast Cable Holdings LLC, Senior Unsecured Notes, 9.800% due 2/01/12	312,465
		Comcast Corp., Company Guaranteed Notes:
595,000	BBB+	5.300% due 1/15/14	662,802
280,000	BBB+	6.500% due 1/15/15	328,633
30,000	BBB+	6.500% due 1/15/17	35,596

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Media — 0.9% — (continued)

$30,000	BBB+	5.875% due 2/15/18	$34,585
240,000	BBB+	5.700% due 5/15/18	273,721
300,000	BBB+	5.150% due 3/01/20	327,676
250,000	BBB+	6.450% due 3/15/37	285,621
		DISH DBS Corp., Company Guaranteed Notes:
20,000	BB−	7.000% due 10/01/13	20,925
50,000	BB−	6.625% due 10/01/14	51,250
25,000	BB−	Echostar DBS Corp., Company Guaranteed Notes, 7.125% due 2/01/16	25,688
125,000	BBB+	News America Holdings Inc., Company Guaranteed Notes, 8.500% due 2/23/25	159,861
		News America Inc., Company Guaranteed Notes:
315,000	BBB+	7.625% due 11/30/28	377,846
35,000	BBB+	6.200% due 12/15/34	38,433
365,000	BBB+	Reed Elsevier Capital Inc., Company Guaranteed Notes, 8.625% due 1/15/19	480,801
70,000	BBB	Rogers Cable Inc., Senior Secured Notes, 6.750% due 3/15/15	82,787
5,000	B+	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	5,025
		Time Warner Cable Inc., Company Guaranteed Notes:
740,000	BBB	5.400% due 7/02/12	794,274
450,000	BBB	5.850% due 5/01/17	513,932
10,000	BBB	8.750% due 2/14/19	13,137
240,000	BBB	8.250% due 4/01/19	308,312
350,000	BBB	7.300% due 7/01/38	433,941
50,000	BBB	Time Warner Entertainment Co. LLP, Senior Unsecured Notes, 8.375% due 7/15/33	65,878
125,000	BBB	Time Warner Entertainment Co. LP, Company Guaranteed Notes, 8.375% due 3/15/23	163,880
		Time Warner Inc., Company Guaranteed Notes:
175,000	BBB	6.875% due 5/01/12	190,703
380,000	BBB	4.700% due 1/15/21	399,606
125,000	BBB	7.570% due 2/01/24	156,756
95,000	BBB	7.700% due 5/01/32	119,985
280,000	BBB	Turner Broadcasting System Inc., Senior Unsecured Notes, 8.375% due 7/01/13	325,945

		Total Media	8,823,941

Metals & Mining – 0.2%
100,000	A	Corp. Nacional del Cobre de Chile, Senior Unsecured Notes, 4.750% due 10/15/14(d)	109,523
190,000	BBB−	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/01/17	211,170
		Rio Tinto Finance USA Ltd., Company Guaranteed Notes:
460,000	BBB+	6.500% due 7/15/18	545,326
520,000	BBB+	9.000% due 5/01/19	711,726
		Steel Dynamics Inc., Company Guaranteed Notes:
5,000	BB+	7.375% due 11/01/12	5,338
90,000	BB+	6.750% due 4/01/15	92,475
260,000	BBB+	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	296,700

		Total Metals & Mining	1,972,258

Multiline Retail – 0.0%
20,000	BB+	JC Penney Corp. Inc., Senior Unsecured Notes, 7.400% due 4/01/37	20,425

Multi-Utilities – 0.1%
		Dominion Resources Inc., Senior Unsecured Notes:
70,000	A−	4.750% due 12/15/10	70,836
330,000	A−	5.700% due 9/17/12	359,750
105,000	A−	7.195% due 9/15/14	123,509
390,000	A−	5.200% due 8/15/19	446,882

		Total Multi-Utilities	1,000,977

Oil, Gas & Consumable Fuels – 2.3%
2,200,000	BBB	ABN Amro Bank/Deutschland for Gazprom, Secured Notes, 9.625% due 3/01/13	2,494,250
		Anadarko Petroleum Corp., Senior Unsecured Notes:
215,000	BBB−	6.375% due 9/15/17	213,040

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Oil, Gas & Consumable Fuels — 2.3% — (continued)

$340,000	BBB−	6.450% due 9/15/36	$295,747
540,000	A−	Apache Corp., Senior Unsecured Notes, 5.625% due 1/15/17	625,843
755,000	A	Atlantic Richfield Co., Senior Unsecured Notes, 9.125% due 3/01/11(i)	786,444
350,000	A	BP Capital Markets PLC, Company Guaranteed Notes, 5.250% due 11/07/13	363,523
200,000	BBB	Canadian Natural Resources Ltd., Senior Unsecured Notes, 6.500% due 2/15/37	240,074
325,000	BBB+	Cenovus Energy Inc., Senior Unsecured Notes, 6.750% due 11/15/39	400,204
65,000	BB	Chesapeake Energy Corp., Company Guaranteed Notes, 7.250% due 12/15/18	68,250
35,000	BB−	Cie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.500% due 5/15/15	34,825
120,000	B+	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	122,100
520,000	A	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	633,483
185,000	A	ConocoPhillips Holding Co., Senior Unsecured Notes, 6.950% due 4/15/29	239,378
760,000	BBB+	Devon Financing Corp. ULC, Company Guaranteed Notes, 6.875% due 9/30/11	808,535
		El Paso Corp., Senior Unsecured Notes:
227,000	BB−	7.800% due 8/01/31	229,628
325,000	BB−	7.750% due 1/15/32	328,779
575,000	BB	El Paso Natural Gas Co., Senior Unsecured Notes, 8.625% due 1/15/22	732,176
		Enterprise Products Operating LLC, Company Guaranteed Notes:
500,000	BBB−	6.300% due 9/15/17	577,980
175,000	BBB−	6.500% due 1/31/19	203,864
400,000	BBB−	5.250% due 1/31/20	432,188
100,000	BBB	Gaz Capital SA, Senior Secured Notes, 6.510% due 3/07/22(d)	102,500
		Hess Corp., Senior Unsecured Notes:
50,000	BBB	7.875% due 10/01/29	64,869
460,000	BBB	7.300% due 8/15/31	561,236
685,000	BBB−	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	724,316
		Kinder Morgan Energy Partners LP, Senior Unsecured Notes:
190,000	BBB	6.750% due 3/15/11	195,654
50,000	BBB	5.850% due 9/15/12	53,467
30,000	BBB	6.000% due 2/01/17	33,909
300,000	BBB	6.950% due 1/15/38	344,060
25,000	B−	OPTI Canada Inc., Secured Notes, 8.250% due 12/15/14	19,625
1,000,000	BBB−	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/01/19	1,210,836
29,000	BBB	Pemex Project Funding Master Trust, Company Guaranteed Notes, 6.625% due 6/15/35	31,682
300,000	BBB−	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.850% due 7/15/18(d)	331,588
1,455,000	B+	Sabine Pass LNG LP, Senior Secured Notes, 7.250% due 11/30/13	1,374,975
90,000	AAA	SeaRiver Maritime Inc., Company Guaranteed Notes, 0.000% due 9/01/12	85,936
		Shell International Finance BV, Company Guaranteed Notes:
675,000	AA	1.875% due 3/25/13	689,344
420,000	AA	4.375% due 3/25/20	461,310
		Southern Natural Gas Co., Senior Unsecured Notes:
40,000	BB	5.900% due 4/01/17(d)	44,243
58,000	BB	8.000% due 3/01/32	69,544
1,300,000	BBB+	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/01/39(b)	1,582,229
110,000	BB	Tennessee Gas Pipeline Co., Senior Unsecured Notes, 7.625% due 4/01/37	128,672
370,000	BBB−(f)	TEPPCO Partners LP, Company Guaranteed Notes, 6.125% due 2/01/13	402,633
		Valero Energy Corp.:
200,000	BBB	Company Guaranteed Notes, 6.625% due 6/15/37	203,254
1,250,000	BBB	Senior Unsecured Notes, 9.375% due 3/15/19	1,595,285
		Williams Cos., Inc., Senior Unsecured Notes:
431,000	BB+	7.875% due 9/01/21	524,436
438,000	BB+	7.500% due 1/15/31	499,988
178,000	BB+	7.750% due 6/15/31	207,426
262,000	BB+	8.750% due 3/15/32	331,242
		XTO Energy Inc., Senior Unsecured Notes:
430,000	AAA	7.500% due 4/15/12	475,978
30,000	AAA	6.250% due 4/15/13	34,039
235,000	AAA	5.750% due 12/15/13	269,683
40,000	AAA	5.650% due 4/01/16	47,597

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Oil, Gas & Consumable Fuels — 2.3% — (continued)

$20,000	AAA	5.500% due 6/15/18	$23,954

		Total Oil, Gas & Consumable Fuels	22,555,821

Paper & Forest Products – 0.0%
1,000	BB	Georgia-Pacific Corp., Senior Unsecured Notes, 8.125% due 5/15/11	1,035
250,000	BBB	International Paper Co., Senior Unsecured Notes, 8.700% due 6/15/38	325,587

		Total Paper & Forest Products	326,622

Pharmaceuticals – 0.5%
		Abbott Laboratories, Senior Unsecured Notes:
650,000	AA	5.600% due 11/30/17	776,988
125,000	AA	6.000% due 4/01/39	152,552
300,000	BBB−	CareFusion Corp., Senior Unsecured Notes, 6.375% due 8/01/19	358,547
660,000	A	Covidien International Finance SA, Company Guaranteed Notes, 5.450% due 10/15/12	721,062
600,000	BB	Fresenius Medical Care Capital Trust IV, Company Guaranteed Notes, 7.875% due 6/15/11(b)	621,000
650,000	A+	GlaxoSmithKline Capital Inc., Company Guaranteed Notes, 5.650% due 5/15/18	773,165
290,000	AA	Pfizer Inc., Senior Unsecured Notes, 7.200% due 3/15/39	406,477
175,000	AA−	Schering-Plough Corp., Senior Unsecured Notes, 6.550% due 9/15/37	231,112
300,000	A−	Teva Pharmaceutical Finance LLC, Company Guaranteed Notes, 6.150% due 2/01/36	369,764
445,000	BBB	Watson Pharmaceuticals Inc., Senior Unsecured Notes, 5.000% due 8/15/14	488,841
350,000	AA	Wyeth, Senior Unsecured Notes, 5.950% due 4/01/37	422,950

		Total Pharmaceuticals	5,322,458

Professional Services – 0.0%
65,000	NR	Selectica Inc., 8.750% due 11/15/15(d)(k)	0

Real Estate Investment Trusts (REITs) – 0.5%
700,000	BBB−	Duke Realty LP, Senior Unsecured Notes, 6.500% due 1/15/18	766,914
		HCP Inc., Senior Unsecured Notes:
820,000	BBB	5.950% due 9/15/11	850,371
700,000	BBB	6.450% due 6/25/12	744,727
300,000	BBB	6.700% due 1/30/18	330,128
600,000	BBB−	Healthcare Realty Trust Inc., Senior Unsecured Notes, 6.500% due 1/17/17	649,407
300,000	CCC−	iStar Financial Inc., Senior Unsecured Notes, 5.800% due 3/15/11(b)(i)	288,000
800,000	BBB	UDR Inc., Senior Unsecured Notes, 5.000% due 1/15/12	816,210
465,000	A−	WEA Finance LLC/WT Finance Aust Pty Ltd., Company Guaranteed Notes, 7.500% due 6/02/14(d)	541,015

		Total Real Estate Investment Trusts (REITs)	4,986,772

Road & Rail – 0.0%
155,000	BBB+	Burlington Northern Santa Fe LLC, Debentures Notes, 5.750% due 5/01/40	174,823
2,000	BB−	Kansas City Southern de Mexico SA de CV, Senior Unsecured Notes, 9.375% due 5/01/12	2,057
20,000	BBB+	Norfolk Southern Corp., Senior Unsecured Notes, 6.750% due 2/15/11	20,503
140,000	BBB	Union Pacific Corp., Senior Unsecured Notes, 5.375% due 5/01/14	157,171

		Total Road & Rail	354,554

Software – 0.1%
		Oracle Corp.:
373,000	A	Senior Notes, 5.375% due 7/15/40(d)	405,887
100,000	A	Senior Unsecured Notes, 3.750% due 7/08/14	108,888

		Total Software	514,775

Tobacco – 0.1%
		Altria Group Inc., Company Guaranteed Notes:
200,000	BBB	8.500% due 11/10/13	238,285
400,000	BBB	9.700% due 11/10/18(b)	529,902
260,000	BBB	9.250% due 8/06/19	341,289
85,000	BBB	Reynolds American Inc., Senior Secured Notes, 7.250% due 6/01/12	91,753

		Total Tobacco	1,201,229

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating††	Security	Value

Wireless Telecommunication Services – 0.5%
$230,000	NR	America Movil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	$251,793
1,715,000	A	Cellco Partnership/Verizon Wireless Capital LLC, Senior Unsecured Notes, 8.500% due 11/15/18	2,316,562
175,000	A−	France Telecom SA, Senior Unsecured Notes, 8.500% due 3/01/31	255,310
50,000	A	GTE Corp., Company Guaranteed Notes, 6.940% due 4/15/28	58,615
530,000	BBB−	Qwest Corp., Senior Unsecured Notes, 7.875% due 9/01/11	561,137
10,000	BBB	Rogers Wireless Inc., Senior Secured Notes, 6.375% due 3/01/14	11,445
1,300,000	BB−	Sprint Capital Corp., Company Guaranteed Notes, 7.625% due 1/30/11(b)	1,326,000

		Total Wireless Telecommunication Services	4,780,862

		TOTAL CORPORATE BONDS & NOTES (Cost — $248,326,111)	264,008,732

MUNICIPAL BONDS – 2.1%
California – 0.4%
		Los Angeles, CA, Unified School District:
255,000	AA−	5.750%, due 7/1/34	260,794
195,000	AA−	6.758%, due 7/1/34	221,411
		State of California, GO:
400,000	A−	5.000% due 06/01/2037(b)	404,076
900,000	A−	5.000% due 11/01/2037(b)	909,657
100,000	A−	5.000% due 12/01/2037(b)	101,082
405,000	A−	7.300% due 10/01/2039	446,140
1,330,000	A−	7.550% due 04/01/2039	1,512,104
175,000	A−	7.625% due 03/01/2040	200,168

		Total California	4,055,432

Colorado – 0.1%
435,000	AA−	State of Colorado, Certificate of Participation, Series B, 6.250% due 9/15/29	488,957

Florida – 0.0%
300,000	A	Southwest Student Services Corp., Sub-Series B, GTDSTD-Insured, AMT, 0.700% due 12/1/36(a)(l)	233,694

Georgia – 0.0%
		Municipal Electric Authority of Georgia:
265,000	A+	6.637% due 04/01/2057	282,434
70,000	A+	6.655% due 04/01/2057	73,038

		Total Georgia	355,472

Illinois – 1.3%
		Chicago Transit Authority:
3,500,000	AA	Series A, 6.899% due 12/1/40(b)	3,839,640
2,400,000	AA	Series B, 6.899% due 12/1/40(b)	2,632,896
		Chicago, IL, GO:
220,000	A−	O’Hare International Airport , Series B, 6.395%, due 1/1/40	242368
510,000	AAA	Series A, FSA-Insured, 4.750% due 1/01/36(b)	514,508
		State of Illinois, GO:
4,200,000	A+	2.766% due 01/01/2012(b)	4,204,032
1,485,000	A+	6.725% due 04/01/2035	1,490,376

		Total Illinois	12,923,820

Indiana – 0.0%
165,000	AA+	Indianapolis Local Public Improvement Bond Bank, 6.116% due 1/15/40	188,709

New York – 0.1%
		New York City Municipal Water Finance Authority, Water & Sewer System Revenue:
245,000	AA+	5.724% due 06/15/2042	274,765
190,000	AAA	Series 1289, 7.429% due 12/15/13(a)(b)(d)	204,493
205,000	AA+	Series EE, 6.011% due 6/15/42	232,269

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount		Rating††	Security	Value

New York — 0.1% — (continued)

$250,000		AA−	Port Authority of New York & New Jersey, Consolidated Bonds, 6.040% due 12/1/29	$283,210

			Total New York	994,737

Ohio – 0.1%
1,000,000		BBB	Buckeye Ohio Tobacco Settlement, Series A-2, 5.750% due 6/1/34(b)	770,940

Texas – 0.0%
140,000		AAA	Dallas, TX Area Rapid Transit Revenue Bond, 5.999% due 12/1/44	168,087

Virginia – 0.1%
932,992		AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	936,239

			TOTAL MUNICIPAL BONDS (Cost — $20,132,883)	21,116,087

SOVEREIGN BONDS – 2.1%
Australia – 0.5%
5,700,000	AUD	NR	Australian Government Bond, 4.750% due 6/15/16	5,140,465

Brazil – 0.2%
2,500,000	BRL	BBB−	Federative Republic of Brazil, Senior Unsecured Notes, 12.500% due 1/05/22	1,764,681

Canada – 0.9%
7,000,000	CAD	AAA	Canadian Government Bond, Notes, 1.500% due 3/01/12(b)	6,619,755
1,635,000		AA−	Province of Ontario Canada, Senior Unsecured Notes, 4.100% due 6/16/14	1,800,257

			Total Canada	8,420,012

Hong Kong – 0.1%
1,000,000		AA+	Hong Kong Government Bond, Notes, 5.125% due 8/01/14(b)(d)	1,119,346

Japan – 0.1%
1,000,000		AA	Japan Bank for International Cooperation, Government Guaranteed Notes, 2.875% due 2/02/15	1,053,463

Mexico – 0.1%
			Mexico Government International Bond:
			Senior Unsecured Notes:
70,000		BBB	5.625% due 1/15/17	78,925
45,000		BBB	7.500% due 4/08/33	60,300
418,000		BBB	6.750% due 9/27/34	523,545
275,000		BBB	Unsubordinated Notes, 6.375% due 1/16/13	306,625
78,000		BBB	United Mexican States, Senior Unsecured Notes, 6.050% due 1/11/40	88,920

			Total Mexico	1,058,315

Russia – 0.1%
929,200		BBB	Russian Federation (Restricted Shares), step bond to yield, Senior Unsecured Notes, 7.500% due 3/31/30	1,105,841

South Korea – 0.1%
1,050,000		A	Export-Import Bank of Korea, Senior Unsecured Notes, 0.754% due 10/04/11(a)(b)(d)	1,051,297

			TOTAL SOVEREIGN BONDS (Cost — $19,817,377)	20,713,420

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 23.8%
U.S. GOVERNMENT OBLIGATIONS – 23.0%
			U.S. Treasury Bonds:
3,000,000			8.125% due 8/15/19(b)	4,411,407
1,500,000			8.750% due 8/15/20(b)	2,329,219
3,500,000			7.875% due 2/15/21(b)	5,213,358
3,600,000			8.125% due 5/15/21(b)	5,463,562
5,400,000			8.125% due 8/15/21(b)	8,226,565
3,580,000			8.000% due 11/15/21(b)	5,429,296
1,600,000			7.250% due 8/15/22(b)	2,334,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Security	Value

U.S. GOVERNMENT OBLIGATIONS — 23.0% — (continued)

$1,900,000	7.625% due 11/15/22(b)	$2,856,532
200,000	6.250% due 8/15/23(b)	273,188
1,500,000	7.500% due 11/15/24(b)	2,296,641
400,000	6.125% due 11/15/27(b)	560,438
800,000	5.500% due 8/15/28(b)	1,055,250
340,000	6.250% due 5/15/30	489,866
300,000	4.375% due 2/15/38(b)	347,203
1,188,000	3.500% due 2/15/39	1,181,503
3,766,000	4.250% due 5/15/39(b)	4,254,405
1,890,000	4.500% due 8/15/39(b)	2,222,818
2,120,000	4.375% due 11/15/39(b)	2,442,969
4,965,000	4.625% due 2/15/40(b)	5,957,225
11,132,000	4.375% due 5/15/40(b)	12,845,282
5,000,000	3.875% due 8/15/40(b)	5,315,625
	U.S. Treasury Notes:
6,915,000	1.000% due 8/31/11	6,964,166
1,200,000	0.625% due 6/30/12	1,203,704
5,700,000	0.625% due 7/31/12(b)	5,718,052
200,000	2.375% due 8/31/14(b)	210,422
9,500,000	2.500% due 4/30/15(b)	10,045,509
2,810,000	1.875% due 6/30/15	2,887,713
28,575,000	1.750% due 7/31/15(b)	29,177,818
1,155,000	1.250% due 8/31/15	1,150,127
8,800,000	3.250% due 5/31/16(b)	9,598,873
4,170,000	2.750% due 11/30/16(b)	4,414,337
1,430,000	3.250% due 12/31/16(b)	1,555,461
9,570,000	3.125% due 1/31/17	10,336,346
3,330,000	3.125% due 4/30/17	3,595,880
5,600,000	2.750% due 5/31/17(b)	5,912,374
2,480,000	2.500% due 6/30/17	2,578,037
11,330,000	2.375% due 7/31/17(b)	11,678,749
5,000,000	3.875% due 5/15/18(b)	5,653,515
200,000	3.125% due 5/15/19(b)	213,094
2,600,000	3.625% due 8/15/19(b)	2,867,517
3,405,000	3.375% due 11/15/19(b)	3,678,200
14,010,000	3.500% due 5/15/20	15,267,622
2,045,000	2.625% due 8/15/20	2,071,522
	U.S. Treasury Bonds, Inflation Indexed:
4,480,779	2.375% due 1/15/25(m)	5,147,644
65,891	2.000% due 1/15/26(m)	72,378
145,912	2.375% due 1/15/27(m)	167,981
31,213	1.750% due 1/15/28(m)	33,002
	U.S. Treasury Inflation Indexed Bonds:
101,521	2.500% due 1/15/29(m)	119,477
2,606,843	2.125% due 2/15/40	2,936,771
8,895,105	U.S. Treasury Inflation Indexed Note, 1.250% due 7/15/20(b)	9,162,652

	TOTAL U.S. GOVERNMENT OBLIGATIONS	229,925,295

U.S. GOVERNMENT AGENCIES – 0.8%
400,000	Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12	427,675
	Federal Home Loan Bank (FHLB):
759,370	4.770% due 9/20/12	807,396
535,000	5.625% due 6/13/16	594,770
470,000	5.625% due 11/23/35	536,122
	Federal National Mortgage Association (FNMA):
670,000	5.250% due 8/1/12	725,381
2,725,000	0.285% due 8/23/12(a)	2,725,090
2,075,000	5.125% due 1/2/14	2,302,750

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Security	Value

U.S. GOVERNMENT AGENCIES — 0.8% — (continued)

$650,000	0.000% due 10/9/19	$429,454

	TOTAL U.S. GOVERNMENT AGENCIES	8,548,638

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $226,314,574)	238,473,933

Shares

COMMON STOCK – 0.0%
ENERGY – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
168	SemGroup Corp.* (Cost — $54,253)	3,255

CONVERTIBLE PREFERRED STOCKS – 0.0%
CONSUMER DISCRETIONARY – 0.0%
Automobiles – 0.0%
3,000	Motors Liquidation Co., 6.250%(h)	22,237
20,000	Motors Liquidation Co., 5.250%(h)	146,850

	Total Automobiles	169,087

	TOTAL CONSUMER DISCRETIONARY	169,087

TELECOMMUNICATION SERVICES – 0.0%
Diversified Telecommunication Services – 0.0%
35	McLeodUSA Inc., 2.500%	0

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $136,625)	169,087

WARRANT – 0.0%
ENERGY – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
177	SemGroup Corp., Class A Shares, expires 11/30/14*(Cost — $9,884)	708

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $926,280,490)	958,874,982

Face
Amount†

SHORT-TERM INVESTMENTS (n) — 15.8%
CORPORATE NOTE – 0.0%
5,000	Hydro Quebec, 6.300% due 5/11/11 (Cost — $5,214)	5,204

MONEY MARKET FUND− 0.1%
1,115,771	The AIM STIT – Liquid Asset Portfolio(o) (Cost — $1,115,771)	1,115,771

MUNICIPAL BONDS- 0.1%
1,200,000	State of Illinois, 1.823% due 1/1/11 (Cost — $1,200,000)	1,200,000

REPURCHASE AGREEMENTS – 7.8%
13,400,000	Banc of America repurchase agreement dated 08/31/10, 0.210% due 9/1/10, Proceeds at maturity -
	$13,400,078; (Fully collateralized by U.S. Treasury Note 4.375% due 5/15/40 valued at $13,714,112)(p)	13,400,000
21,300,000	Barclays Capital Inc. repurchase agreement dated 08/31/10, 0.220% due 9/1/10, Proceeds at maturity -
	$21,300,130; (Fully collateralized by U.S. Treasury Note 3.625% due 8/15/19; Market Value - $21,756,102)(p)	21,300,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount†		Security	Value

REPURCHASE AGREEMENTS — 7.8% — (continued)

29,400,000		Barclays Capital Inc. repurchase agreement dated 08/31/10, 0.260% due 9/1/10, Proceeds at maturity - $29,400,212; (Fully collateralized by U.S. Treasury Note 3.250% due 3/31/17; Market Value - $30,087,265)(p)	$29,400,000
13,300,000		JPMorgan Chase & Co. repurchase agreement dated 08/31/10, 0.260% due 9/1/10, Proceeds at maturity - $13,300,096; (Fully collateralized by U.S. Treasury Note 3.500% due 1/15/11 valued at $13,556,580)(p)	13,300,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $77,400,000)	77,400,000

TIME DEPOSITS – 3.7%
		BBH – Grand Cayman:
512,126	JPY	0.010% due 9/1/10	6,088
13,293	AUD	3.692% due 9/1/10	11,845
		HSBC Bank – Grand Cayman:
15,956,676		0.030% due 9/1/10	15,956,676
		JPMorgan Chase & Co. - London:
356,148	EUR	0.052% due 9/1/10	452,397
		Wells Fargo – Grand Cayman:
20,184,617		0.030% due 9/1/10	20,184,617

		TOTAL TIME DEPOSITS (Cost — $36,611,623)	36,611,623

U.S. GOVERNMENT AGENCIES – 2.0%
		Federal Home Loan Bank (FHLB), Discount Notes:
2,100,000		0.190% due 11/19/10(p)	2,099,125
		Federal Home Loan Mortgage Corp (FHLMC), Discount Notes:
12,265,000		0.203% due 10/13/10(p)	12,262,102
2,100,000		0.230% due 4/19/11(p)	2,096,914
		Federal National Mortgage Association (FNMA), Discount Notes:
3,435,000		0.170% due 10/1/10(p)	3,434,513

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $19,892,654)	19,892,654

U.S. GOVERNMENT OBLIGATIONS – 2.1%
11,530,000		U.S. Treasury Bills, 0.146% due 9/2/10 – 2/10/2011(m)(p)	11,527,498
9,670,000		U.S. Treasury Notes, 0.875% due 4/30/11(p)	9,712,306

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $21,240,827)	21,239,804

		TOTAL SHORT-TERM INVESTMENTS (Cost — $157,466,089)	157,465,056

		TOTAL INVESTMENTS – 111.6% (Cost — $1,083,746,579 #)	1,116,340,038

		Liabilities in Excess of Other Assets – (11.6%)	(115,587,742)

		TOTAL NET ASSETS – 100.0%	$1,000,752,296

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing securities.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(b)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, options written, swap contracts, forward foreign currency contracts, TBA’s and short sales.
(c)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).
(d)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Illiquid Security.
(h)	Security is currently in default.
(i)	All or a portion of this security is on loan (See Note 1).
(j)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(l)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(n)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 15.7%.
(o)	Represents investment of collateral received from securities lending transactions.
(p)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $1,086,654,549.

Abbreviation used in this schedule:

AUD	—	Australian Dollar
EUR	—	Euro Dollar
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GTDSTD	—	Guaranteed Student Loans
JPY	—	Japanese Yen
PLC	—	Public Limited Company
MASTR	—	Mortgage Asset Securitization Transactions Inc.
REMICS	—	Real Estate Mortgage Investment Conduits

See pages 137 and 138 for definition of ratings.

Summary of Investments by Security Type

Mortgage-Backed Securities	23.9%
Corporate Bonds & Notes	23.6
U.S. Government & Agency Obligations	21.4
Collateralized Mortgage Obligations	12.1
Municipal Bonds	1.9
Sovereign Bonds	1.9
Asset-Backed Securities	1.1
Convertible Preferred Stock	0.0	**
Common Stock	0.0	**
Warrant	0.0	**
Short-Term Investments	14.1

	100.0%

As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Schedule of Options Written

Contracts	Security Name	Expiration Date	Strike Price	Value

United States
6,800,000	Swaption, 3-Month USD-LIBOR, Call	10/29/10	$1.60	$43,339
6,800,000	Swaption, 3-Month USD-LIBOR, Put	10/29/10	2.10	12,206
2,900,000	Swaption, 3-Month USD-LIBOR, Call	10/29/10	3.25	191,800
2,900,000	Swaption, 3-Month USD-LIBOR, Put	10/29/10	5.00	31
10,400,000	Swaption, 3-Month USD-LIBOR, Put	12/1/10	4.00	275
2,900,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	22,346
3,100,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	23,887
600,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	3,778
5,000,000	Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	31,488
600,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	105
700,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	123
1,300,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	228
1,800,000	Swaption, 3-Month USD-LIBOR, Put	7/10/12	10.00	315
44	U.S. Treasury Bonds 10-Year Futures, Put	9/24/10	123.00	8,937
44	U.S. Treasury Bonds 10-Year Futures, Call	9/24/10	127.00	18,563

	Total United States			357,421

	TOTAL OPTIONS WRITTEN (Premiums received — $330,175)			$357,421

Schedule of Forward Sale Commitments

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$2,000,000	4.000% due 9/1/40(a)	$2,071,562
300,000	4.500% due 9/1/40(a)	315,094
13,000,000	5.500% due 9/1/40(a)	13,901,875
5,000,000	6.000% due 9/1/40(a)	5,383,595
3,000,000	General National Mortgage Association (GNMA), 6.000% due 06/01/40 (a)	3,259,218

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $24,903,512)	$24,931,344

(a)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

CORPORATE BONDS & NOTES – 89.7%
Aerospace & Defense – 2.6%
$2,215,000	CCC	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/01/15(a)	$2,242,687
		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., Company Guaranteed Notes:
1,055,000	CCC−	8.500% due 4/01/15	814,988
1,515,000	CCC−	9.750% due 4/01/17	871,125
200,000	B+	Kratos Defense & Security Solutions Inc., Senior Secured Notes, 10.000% due 6/01/17	207,500
320,000	B+	Triumph Group Inc., Company Guaranteed Notes, 8.625% due 7/15/18(a)	340,800
500,000	B−	Wyle Services Corp., Senior Subordinated Notes, 10.500% due 4/01/18(a)	493,750

		Total Aerospace & Defense	4,970,850

Airlines – 1.5%
		Air Canada, Senior Secured Notes:
150,000	B+	9.250% due 8/01/15(a)	147,750
390,000	B−	12.000% due 2/01/16(a)	366,600
		Continental Airlines Inc.:
619,551	B+	Pass Thru Certificates, 7.339% due 4/19/14	613,355
280,000	BB−	Senior Secured Notes, 6.750% due 9/15/15(a)	278,600
		Delta Air Lines Inc.:
		Pass Thru Certificates:
700,000	BB−	7.711% due 9/18/11	717,500
46,190	B	8.954% due 8/10/14	47,067
73,279	BB	8.021% due 8/10/22	71,741
120,000	BB−	Senior Secured Notes, 9.500% due 9/15/14(a)	129,300
430,000	B+	United Air Lines Inc., Senior Secured Notes, 9.875% due 8/01/13(a)	459,025

		Total Airlines	2,830,938

Auto Components – 1.6%
765,000	CCC+	Affinia Group Inc., Company Guaranteed Notes, 9.000% due 11/30/14	787,950
435,000	CCC	American Axle & Manufacturing Inc., Company Guaranteed Notes, 5.250% due 2/11/14	388,237
180,000	B+	Cooper-Standard Automotive Inc., Senior Notes, 8.500% due 5/01/18(a)	184,950
860,000	B−	Exide Technologies, Senior Secured Notes, 10.500% due 3/15/13	880,425
120,000	B	Tenneco Inc., Senior Notes, 7.750% due 8/15/18(a)(b)	123,000
670,000	B	Tower Automotive Holdings USA LLC/TA Holdings Finance Inc., Senior Secured Notes, 10.625% due 9/01/17(a)	643,200

		Total Auto Components	3,007,762

Automobiles – 0.2%
		Motors Liquidation Co., Senior Unsecured Notes:
605,000	NR	7.200% due 1/15/11(c)	190,575
730,000	NR	8.375% due 7/15/33(c)(d)	237,250

		Total Automobiles	427,825

Beverages – 0.4%
590,000	B−	Central European Distribution Corp., Senior Unsecured Notes, 3.000% due 3/15/13	521,413
150,000	B	Cott Beverages USA Inc., Company Guaranteed Notes, 8.125% due 9/01/18(a)	154,687

		Total Beverages	676,100

Biotechnology – 0.2%
360,000	BB+	FMC Finance III SA, Company Guaranteed Notes, 6.875% due 7/15/17	377,100

Chemicals – 1.6%
860,000	BB	Ashland Inc., Company Guaranteed Notes, 9.125% due 6/01/17	986,850
200,000	BB+	CF Industries Inc., Company Guaranteed Notes, 7.125% due 5/01/20	215,000
305,000	B	Georgia Gulf Corp., Senior Secured Notes, 9.000% due 1/15/17(a)	317,581
295,000	CCC+	Huntsman International LLC, Company Guaranteed Notes, 7.875% due 11/15/14	298,688
240,000	B	Ineos Finance PLC, Senior Secured Notes, 9.000% due 5/15/15(a)	243,900
680,000	CCC	Ineos Group Holdings PLC, Secured Notes, 8.500% due 2/15/16(a)	542,300
		Solutia Inc.:

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Chemicals — 1.6% — (continued)

$230,000	B+	Company Guaranteed Notes, 7.875% due 3/15/20	$241,500
175,000	B+	Senior Notes, 8.750% due 11/01/17	188,125

		Total Chemicals	3,033,944

Commercial Banks – 3.3%
		Ally Financial Inc.:
		Company Guaranteed Notes:
60,000	B	7.500% due 12/31/13	61,875
165,000	B	6.750% due 12/01/14	165,412
140,000	B	8.000% due 3/15/20(a)	143,850
		Senior Unsecured Notes:
180,000	B	0.000% due 12/01/12	153,831
880,000	B	0.000% due 6/15/15	587,400
51,000	CCC+	Subordinated Notes, 8.000% due 12/31/18	49,661
110,000	BB	BAC Capital Trust VI, Bank Guaranteed Notes, 5.625% due 3/08/35	96,371
90,000	BB	Bank of America Corp., Junior Subordinated Notes, 8.000% due 12/29/49(e)	91,936
430,000	BB	BankAmerica Institutional Capital A, Limited Guaranteed Notes, 8.070% due 12/31/26(a)	441,825
210,000	A−	Credit Agricole SA, Subordinated Notes, 8.375% due 10/29/49(a)(e)	220,238
80,000	BB	NB Capital Trust II, Limited Guaranteed Notes, 7.830% due 12/15/26	80,800
180,000	BB	NB Capital Trust IV, Limited Guaranteed Notes, 8.250% due 4/15/27	185,794
		Synovus Financial Corp., Subordinated Notes:
695,000	B+	4.875% due 2/15/13	622,210
2,365,000	B+	5.125% due 6/15/17	1,830,115
620,000	Ba3(f)	Western Alliance Bancorp, Senior Unsecured Notes, 10.000% due 9/01/15	616,425
		Zions Bancorporation, Subordinated Notes:
465,000	BB+	6.000% due 9/15/15	447,708
515,000	BB+	5.500% due 11/16/15	489,555

		Total Commercial Banks	6,285,006

Commercial Services – 0.6%
385,000	B	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Company Guaranteed Notes, 7.750% due 5/15/16	374,413
140,000	B	Bankrate Inc., Company Guaranteed Notes, 11.750% due 7/15/15(a)	145,600
160,000	B−	Interactive Data Corp., Company Guaranteed Notes, 10.250% due 8/01/18(a)	166,800
260,000	CCC+	NES Rentals Holdings Inc., Senior Secured Notes, 12.250% due 4/15/15(a)	213,200
190,000	BB−	Sotheby’s, Company Guaranteed Notes, 7.750% due 6/15/15	193,800

		Total Commercial Services	1,093,813

Commercial Services & Supplies – 2.8%
1,905,000	B−	ACE Cash Express Inc., Senior Notes, 10.250% due 10/01/14(a)	1,614,487
355,000	CCC+	Altegrity Inc., Company Guaranteed Notes, 11.750% due 5/01/16(a)	341,244
770,000	B−	Cenveo Corp., Company Guaranteed Notes, 7.875% due 12/01/13	737,275
305,000	BB−	Geo Group Inc. (The), Company Guaranteed Notes, 7.750% due 10/15/17(a)	315,675
355,000	B+	Mobile Mini Inc., Company Guaranteed Notes, 9.750% due 8/01/14	369,644
780,000	CCC+	NCO Group Inc., Company Guaranteed Notes, 11.875% due 11/15/14	698,100
370,000	B	Prospect Medical Holdings Inc., Senior Secured Notes, 12.750% due 7/15/14	394,513
335,000	B−	RSC Equipment Rental Inc., Company Guaranteed Notes, 9.500% due 12/01/14	343,375
515,000	B−	Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Company Guaranteed Notes, 10.250% due 12/01/17(a)	544,612

		Total Commercial Services & Supplies	5,358,925

Computer Peripherals – 0.4%
765,000	B−	Stratus Technologies Inc., Senior Secured Notes, 12.000% due 3/29/15(a)(b)	669,375

Consumer Finance – 1.2%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
42,500	B+	3.277% due 1/13/12(e)	41,703
105,000	B+	7.500% due 8/01/12	110,275

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Consumer Finance — 1.2% — (continued)

$1,855,000	B+	12.000% due 5/15/15	$2,194,294

		Total Consumer Finance	2,346,272

Containers & Packaging – 0.6%
60,000	BB+	Ball Corp., Company Guaranteed Notes, 6.625% due 3/15/18	61,800
570,000	CCC	Berry Plastics Corp., Senior Secured Notes, 9.500% due 5/15/18(a)	527,250
70,000	CCC+	Graham Packaging Co., Inc., Company Guaranteed Notes, 9.875% due 10/15/14	71,575
95,000	BB+	Rock-Tenn Co., Company Guaranteed Notes, 9.250% due 3/15/16	104,737
340,000	B+	Solo Cup Co./Solo Cup Operating Corp., Senior Secured Notes, 10.500% due 11/01/13	345,525

		Total Containers & Packaging	1,110,887

Diversified Financial Services – 9.8%
80,000	CCC	AAC Group Holding Corp., Senior Unsecured Notes, step bond to yield, 10.250% due 10/01/12(a)	78,800
300,000	BB(g)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/01/21(a)	297,000
520,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/01/13(a)	475,800
460,000	B+	CEDC Finance Corp. International Inc., Senior Secured Notes, 9.125% due 12/01/16(a)	473,800
		CIT Group Inc., Senior Secured Notes:
84,262	B+	7.000% due 5/01/15	81,418
785,437	B+	7.000% due 5/01/16	750,092
1,126,613	B+	7.000% due 5/01/17	1,065,001
180,000	BB	Countrywide Capital III, Company Guaranteed Notes, 8.050% due 6/15/27	188,100
		E*Trade Financial Corp., Senior Unsecured Notes:
600,000	CCC+	7.875% due 12/01/15	570,000
807,387	CCC+	12.500% due 11/30/17(h)	904,273
250,000	B	Express LLC/Express Finance Corp., Senior Notes, 8.750% due 3/01/18(a)	260,000
100,000	BB	Fresenius US Finance II Inc., Senior Unsecured Notes, 9.000% due 7/15/15(a)	112,500
511,000	B	Global Cash Access LLC/Global Cash Finance Corp., Company Guaranteed Notes, 8.750% due 3/15/12	509,084
		International Lease Finance Corp.:
350,000	BBB−	Senior Secured Notes, 7.125% due 9/01/18(a)	359,625
		Senior Unsecured Notes:
960,000	BB+	6.375% due 3/25/13	932,400
985,000	BB+	5.875% due 5/01/13	943,138
545,000	BB+	5.625% due 9/20/13	514,344
585,000	BB+	6.625% due 11/15/13	567,450
190,000	BB+	8.750% due 3/15/17(a)	192,137
1,150,000	BB+	8.875% due 9/01/17	1,164,375
160,000	CCC+	Landry’s Holdings Inc., Senior Secured Notes, 11.500% due 6/01/14(a)	146,800
320,000	BB	LBI Escrow Corp., Senior Secured Notes, 8.000% due 11/01/17(a)	344,400
210,000	NR	Lehman Brothers Holdings Inc., Senior Unsecured Notes, 5.250% due 2/06/12(c)	45,150
260,000	BB+	Leucadia National Corp., Senior Unsecured Notes, 8.125% due 9/15/15	278,200
160,000	BB	MBNA Capital A, Bank Guaranteed Notes, 8.278% due 12/01/26	165,200
100,000	B	Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes, 11.625% due 4/15/16(a)	101,000
		Nuveen Investments Inc.:
2,945,000	CCC	Company Guaranteed Notes, 10.500% due 11/15/15	2,812,475
1,575,000	CCC	Senior Unsecured Notes, 5.500% due 9/15/15	1,228,500
1,020,000	B−	Offshore Group Investments Ltd., Senior Secured Notes, 11.500% due 8/01/15(a)	1,022,550
260,000	B	Petroplus Finance Ltd., Senior Secured Notes, 6.750% due 5/01/14(a)	234,000
415,000	CCC+	Residential Capital LLC, Secured Notes, 9.625% due 5/15/15	412,925
		SLM Corp.:
730,000	BBB−	Senior Notes, 8.000% due 3/25/20	639,763
270,000	BBB−	Senior Unsecured Notes, 8.450% due 6/15/18	248,065
435,000	CCC+	Universal City Development Partners Ltd., Senior Subordinated Notes, 10.875% due 11/15/16(a)	466,538

		Total Diversified Financial Services	18,584,903

Diversified Telecommunication Services – 6.2%
415,000	NR	ADC Telecommunications Inc., Subordinated Notes, 3.500% due 7/15/15	411,888
555,000	B−	Broadview Networks Holdings Inc., Senior Secured Notes, 11.375% due 9/01/12	546,675
395,000	B−	Cincinnati Bell Inc., Company Guaranteed Notes, 8.750% due 3/15/18	379,200

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Diversified Telecommunication Services — 6.2% — (continued)

$35,000	BB	Cincinnati Bell Telephone Co., Company Guaranteed Notes, 6.300% due 12/01/28	$26,075
535,000	B	Global Crossing Ltd., Senior Secured Notes, 12.000% due 9/15/15	596,525
475,000	B−	Global Crossing UK Finance PLC, Company Guaranteed Notes, 10.750% due 12/15/14	489,250
140,000	NR	Hawaiian Telcom Communications Inc., Company Guaranteed Notes, 12.500% due 5/01/15(b)(c)	14
340,000	BB+	Inmarsat Finance PLC, Company Guaranteed Notes, 7.375% due 12/01/17(a)	350,200
190,000	CCC+	Intelsat Intermediate Holding Co., Ltd., Company Guaranteed Notes, step bond to yield, 9.500% due 2/01/15	198,075
		Intelsat Jackson Holdings Ltd., Company Guaranteed Notes:
595,000	B+	9.500% due 6/15/16	637,394
725,000	CCC+	11.500% due 6/15/16	784,812
1,065,000	B−	ITC Deltacom Inc., Senior Secured Notes, 10.500% due 4/01/16	1,054,350
		Level 3 Financing Inc., Company Guaranteed Notes:
1,545,000	CCC	9.250% due 11/01/14	1,361,531
180,000	CCC	10.000% due 2/01/18	156,150
15,000	BB	Nordic Telephone Co. Holdings ApS, Senior Secured Notes, 8.875% due 5/01/16(a)	15,825
675,000	NR	Nortel Networks Corp., Company Guaranteed Notes, 1.750% due 4/15/12(c)	511,313
		Powerwave Technologies Inc.:
1,575,000	NR	Senior Subordinated Notes, 3.875% due 10/01/27	1,134,000
350,000	NR	Subordinated Notes, 1.875% due 11/15/24	357,000
70,000	B+	Qwest Communications International Inc., Company Guaranteed Notes, 7.500% due 2/15/14	71,662
580,000	NR	SBA Communications Corp., Senior Unsecured Notes, 4.000% due 10/01/14	784,450
465,000	B	Syniverse Technologies Inc., Company Guaranteed Notes, 7.750% due 8/15/13	476,160
430,000	B−	tw telecom holdings inc., Company Guaranteed Notes, 8.000% due 3/01/18	449,350
		Wind Acquisition Finance SA:
200,000	B+	Secured Notes, 11.750% due 7/15/17(a)	221,000
260,000	B+	Senior Secured Notes, 12.000% due 12/01/15(a)	275,600
107,145	B−	Wind Acquisition Holdings Finance SA, Senior Secured Notes, 12.250% due 7/15/17(a)(h)	111,431
365,000	B+	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/01/16	378,687

		Total Diversified Telecommunication Services	11,778,617

Electric Utilities – 2.6%
245,000	BB−	Calpine Construction Finance Co. LP & CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/01/16(a)	258,475
455,000	B+	Calpine Corp., Senior Secured Notes, 7.250% due 10/15/17(a)	456,138
		Edison Mission Energy, Senior Unsecured Notes:
260,000	B−	7.750% due 6/15/16	192,725
10,000	B−	7.625% due 5/15/27	6,375
98,387	BB	Elwood Energy LLC, Senior Secured Notes, 8.159% due 7/05/26	91,008
		Energy Future Holdings Corp., Company Guaranteed Notes:
74,000	CCC+	10.875% due 11/01/17	44,400
467,914	CCC+	11.250% due 11/01/17(h)	226,938
1,300,000	B+	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes, 10.000% due 12/01/20	1,255,777
62,715	B+	FPL Energy National Wind, Senior Secured Notes, 6.125% due 3/25/19(a)(b)	59,735
465,000	B−	Mirant Americas Generation LLC, Senior Unsecured Notes, 9.125% due 5/01/31	419,081
949,940	BB	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	1,035,435
805,000	CCC	Texas Competitive Electric Holdings Co. LLC, Company Guaranteed Notes, 10.250% due 11/01/15	517,213
385,000	B	United Maritime Group LLC/United Maritime Group Finance Corp., Senior Secured Notes, 11.750% due 6/15/15	380,187

		Total Electric Utilities	4,943,487

Electronic Equipment & Instruments – 0.8%
350,000	BBB	International Game Technology, Senior Unsecured Notes, 3.250% due 5/01/14	384,563
530,000	CCC+	NXP BV/NXP Funding LLC, Senior Secured Notes, 9.750% due 8/01/18(a)	548,550
270,000	B−	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	271,350
300,000	B+	Viasystems Inc., Senior Secured Notes, 12.000% due 1/15/15(a)	327,750

		Total Electronic Equipment & Instruments	1,532,213

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Energy Equipment & Services – 0.3%
$290,000	B−	Dynegy Roseton/Danskammer Pass Through Trust, Series B, Pass Thru Certificates, 7.670% due 11/08/16	$263,900
		Enterprise Products Operating LP, Company Guaranteed Notes:
230,000	BB	8.375% due 8/01/66(e)	237,174
120,000	BB	7.034% due 1/15/68(e)	116,414

		Total Energy Equipment & Services	617,488

Firearms & Ammunition – 0.2%
370,000	B	Freedom Group Inc., Senior Secured Notes, 10.250% due 8/01/15(a)	387,575

Food Products – 1.1%
270,000	B+	Bumble Bee Foods LLC, Senior Secured Notes, 7.750% due 12/15/15(a)	286,200
130,000	BB	Del Monte Corp., Company Guaranteed Notes, 7.500% due 10/15/19	138,450
170,000	B−	Michael Foods Inc., Senior Notes, 9.750% due 7/15/18(a)	179,350
		Smithfield Foods Inc.:
160,000	B+	Senior Secured Notes, 10.000% due 7/15/14(a)	179,400
430,000	B−	Senior Unsecured Notes, 7.750% due 7/01/17	420,325
860,000	B	Viskase Cos., Inc., Company Guaranteed Notes, 9.875% due 1/15/18(a)(b)	875,050

		Total Food Products	2,078,775

Gas Utilities – 0.3%
685,000	B+	Sabine Pass LNG LP, Senior Secured Notes, 7.500% due 11/30/16	610,506

Health Care Equipment & Supplies – 0.4%
		Biomet Inc., Company Guaranteed Notes:
260,000	B−	10.000% due 10/15/17	283,400
155,000	B−	10.375% due 10/15/17(h)	169,337
100,000	B−	11.625% due 10/15/17	110,500
290,000	B+	Universal Hospital Services Inc., Senior Secured Notes, 4.134% due 6/01/15(e)	248,675

		Total Health Care Equipment & Supplies	811,912

Health Care Providers & Services – 4.5%
210,000	B	American Renal Holdings, Senior Secured Notes, 8.375% due 5/15/18(a)	211,050
70,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.875% due 7/15/15	72,800
705,000	CCC	CRC Health Corp., Company Guaranteed Notes, 10.750% due 2/01/16	663,581
510,000	B−	Gentiva Health Services Inc., Company Guaranteed Notes, 11.500% due 9/01/18(a)	530,400
		HCA Inc.:
60,000	BB−	Secured Notes, 9.875% due 2/15/17	65,850
		Senior Secured Notes:
445,506	BB−	9.625% due 11/15/16(h)	479,476
20,000	BB	7.875% due 2/15/20	21,650
		Senior Unsecured Notes:
380,000	B−	6.300% due 10/01/12	388,550
120,000	B−	9.000% due 12/15/14	122,100
60,000	B−	7.690% due 6/15/25	55,575
300,000	CCC+	Multiplan Inc., Company Guaranteed Notes, 9.875% due 9/01/18(a)	302,250
805,000	B	OnCure Medical Corp., Senior Secured Notes, 11.750% due 5/15/17(a)	754,688
1,280,000	B−	Select Medical Corp., Company Guaranteed Notes, 7.625% due 2/01/15	1,212,800
740,000	CC	Skilled Healthcare Group Inc., Company Guaranteed Notes, 11.000% due 1/15/14	669,700
		Tenet Healthcare Corp.:
		Senior Secured Notes:
280,000	BB−	9.000% due 5/01/15	299,600
390,000	BB−	10.000% due 5/01/18	440,700
232,000	BB−	8.875% due 7/01/19	252,010
460,000	CCC+	Senior Unsecured Notes, 6.875% due 11/15/31	359,950
385,000	CCC+	United Surgical Partners International Inc., Company Guaranteed Notes, 8.875% due 5/01/17	396,550
822,240	CCC+	US Oncology Holdings Inc., Senior Unsecured Notes, 6.643% due 3/15/12(h)	770,850
280,000	CCC+	US Oncology Inc., Company Guaranteed Notes, 10.750% due 8/15/14	290,500

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Health Care Providers & Services — 4.5% — (continued)

$280,000	B−	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc., Company Guaranteed Notes, 8.000% due 2/01/18	$276,150

		Total Health Care Providers & Services	8,636,780

Hotels, Restaurants & Leisure – 7.4%
		Boyd Gaming Corp., Senior Subordinated Notes:
775,000	B−	6.750% due 4/15/14	693,625
30,000	B−	7.125% due 2/01/16(d)	25,350
140,000	NR	CB Buffets Inc., 0.000% due 11/01/14(b)(c)	14
370,000	B−	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 12.000% due 10/15/15(a)	355,200
		El Pollo Loco Inc.:
525,000	CC	Company Guaranteed Notes, 11.750% due 11/15/13	381,281
175,000	CCC+	Senior Secured Notes, 11.750% due 12/01/12	176,094
65,000	NR	Fontainebleau Las Vegas Holdings LLC, 2nd Mortgage Notes, 11.000% due 6/15/15(a)(c)	494
195,000	B−	Gaylord Entertainment Co., Company Guaranteed Notes, 6.750% due 11/15/14	188,175
1,225,000	BB−	GWR Operating Partnership LLP, 1st Mortgage Notes, 10.875% due 4/01/17(a)	1,221,938
		Harrah’s Operating Co., Inc.:
		Company Guaranteed Notes:
1,320,000	CCC	5.625% due 6/01/15	861,300
360,000	CCC	10.750% due 2/01/16	281,700
		Senior Secured Notes:
55,000	B	11.250% due 6/01/17	59,125
445,000	CCC	10.000% due 12/15/18	349,325
65,000	BB+	Host Hotels & Resorts LP, Company Guaranteed Notes, 6.375% due 3/15/15	65,650
710,000	Ca(f)	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10(b)(c)	314,175
1,690,000	CCC+	Isle of Capri Casino Inc., Company Guaranteed Notes, 7.000% due 3/01/14(d)	1,466,075
525,000	B	Lions Gate Entertainment Inc., Senior Secured Notes, 10.250% due 11/01/16(a)	519,094
		MGM Mirage, Company Guaranteed Notes:
15,000	CCC+	8.500% due 9/15/10	14,724
460,000	CCC+	6.750% due 9/01/12	424,350
460,000	CCC+	6.750% due 4/01/13	403,650
970,000	CCC+	6.625% due 7/15/15(d)	772,362
		MGM Resorts International, Senior Secured Notes:
25,000	B	10.375% due 5/15/14	27,375
55,000	B	11.125% due 11/15/17	61,737
		Mohegan Tribal Gaming Authority:
90,000	CCC+	Company Guaranteed Notes, 6.125% due 2/15/13	70,650
400,000	B−	Senior Secured Notes, 11.500% due 11/01/17(a)	372,000
160,000	CCC+	Senior Subordinated Notes, 8.000% due 4/01/12	124,000
1,540,000	B+	NCL Corp., Ltd., Senior Secured Notes, 11.750% due 11/15/16	1,709,400
385,000	BB−	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19	404,250
		Pinnacle Entertainment Inc., Company Guaranteed Notes:
900,000	B	7.500% due 6/15/15	875,250
230,000	BB	8.625% due 8/01/17	242,075
50,000	NR	8.750% due 5/15/20	48,500
110,000	B−	Regal Entertainment Group, Company Guaranteed Notes, 9.125% due 8/15/18(b)	113,300
230,000	CC	Sbarro Inc., Company Guaranteed Notes, 10.375% due 2/01/15	150,650
		Snoqualmie Entertainment Authority, Senior Secured Notes:
120,000	CCC	4.428% due 2/01/14(a)(e)	99,600
40,000	CCC	9.125% due 2/01/15(a)	35,400
		Station Casinos Inc.:
15,000	NR	Senior Subordinated Notes, 6.625% due 3/15/18(b)(c)	38
		Senior Unsecured Notes:
235,000	NR	6.000% due 4/01/12(b)(c)	611
325,000	NR	7.750% due 8/15/16(b)(c)	780
		Travelport LLC, Company Guaranteed Notes:
320,000	CCC+	9.875% due 9/01/14	328,800

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Hotels, Restaurants & Leisure — 7.4% — (continued)

$350,000	CCC	11.875% due 9/01/16	$371,875
350,000	BB+	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 1st Mortgage Notes, 7.750% due 8/15/20(a)	355,250

		Total Hotels, Restaurants & Leisure	13,965,242

Household Durables – 0.5%
510,000	B	Libbey Glass Inc., Senior Secured Notes, 10.000% due 2/15/15(a)	544,425
490,000	CCC+	Sealy Mattress Co., Company Guaranteed Notes, 8.250% due 6/15/14	492,450

		Total Household Durables	1,036,875

Household Products – 0.7%
310,000	BB−	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15	342,550
640,000	BB+	American Greetings Corp., Senior Unsecured Notes, 7.375% due 6/01/16	648,717
300,000	B	Spectrum Brands Holdings Inc., Senior Secured Notes, 9.500% due 6/15/18(a)	316,125

		Total Household Products	1,307,392

Independent Power Producers & Energy Traders – 0.5%
		AES Corp., Senior Unsecured Notes:
290,000	BB−	7.750% due 10/15/15	304,863
150,000	BB−	8.000% due 10/15/17	158,625
		NRG Energy Inc., Company Guaranteed Notes:
410,000	BB−	7.375% due 2/01/16	414,100
70,000	BB−	7.375% due 1/15/17	70,700

		Total Independent Power Producers & Energy Traders	948,288

Insurance – 2.6%
260,000	A−	American International Group Inc., Senior Unsecured Notes, 8.250% due 8/15/18	282,100
		HUB International Holdings Inc.:
2,195,000	CCC+	Senior Subordinated Notes, 10.250% due 6/15/15(a)	2,085,250
760,000	CCC+	Senior Unsecured Notes, 9.000% due 12/15/14(a)	730,550
90,000	BBB	Metlife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	91,800
2,000,000	CCC+	MGIC Investment Corp., Senior Unsecured Notes, 5.375% due 11/01/15	1,740,000

		Total Insurance	4,929,700

Internet & Catalog Retail – 0.5%
400,000	BB−	HSN Inc., Company Guaranteed Notes, 11.250% due 8/01/16	456,000
375,000	BB−	NetFlix Inc., Company Guaranteed Notes, 8.500% due 11/15/17	410,625

		Total Internet & Catalog Retail	866,625

Internet Software & Services – 0.4%
725,000	B−	Terremark Worldwide Inc., Senior Secured Notes, 12.000% due 6/15/17	822,875

IT Services – 0.1%
186,375	CCC	Ceridian Corp., Company Guaranteed Notes, 12.250% due 11/15/15(h)	170,533

Leisure Equipment & Products – 0.4%
630,000	CCC+	Marquee Holdings Inc., Senior Discount Notes, step bond to yield, 9.505% due 8/15/14	519,750
200,000	NR	Wallace Theater Holdings Inc., Senior Secured Notes, 12.500% due 6/15/13(a)(b)(e)	201,000

		Total Leisure Equipment & Products	720,750

Machinery – 0.3%
50,000	BB+	Case New Holland Inc., Company Guaranteed Notes, 7.750% due 9/01/13	52,750
415,000	BB−	Manitowoc Co., Inc. (The), Company Guaranteed Notes, 9.500% due 2/15/18(d)	428,488

		Total Machinery	481,238

Media – 3.6%
325	NR	CanWest MediaWorks Inc., Company Guaranteed Notes, 8.000% due 9/15/12(b)(c)	326
140,000	BB	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.750% due 5/01/17(a)	153,300
85,025	B	CCH II LLC/CCH II Capital Corp., Company Guaranteed Notes, 13.500% due 11/30/16	101,180
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Media — 3.6% — (continued)

$320,000	B	7.875% due 4/30/18(a)	$332,800
240,000	B	8.125% due 4/30/20(a)	253,800
350,000	CCC+	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	334,250
60,000	CCC+	Cengage Learning Acquistions Inc., Senior Subordinated Notes, step bond to yield, 13.250% due 7/15/15(a)	57,600
225,000	BB	Charter Communications Operating LLC/Charter Communications Operating Capital, Secured Notes, 10.875% due 9/15/14(a)	253,125
16,000	NR	CMP Susquehanna Corp., Senior Subordinated Notes, 3.440% due 9/15/14(a)(b)	11,238
470,000	BB	CSC Holdings LLC, Senior Unsecured Notes, 8.500% due 6/15/15	512,300
		DISH DBS Corp., Company Guaranteed Notes:
40,000	BB−	6.625% due 10/01/14	41,000
720,000	BB−	7.875% due 9/01/19	754,200
130,000	BB−	Echostar DBS Corp., Company Guaranteed Notes, 7.750% due 5/31/15	136,500
455,000	NR	Idearc Inc., 8.000% due 11/15/16(b)(i)	0
460,000	B	Nexstar Broadcasting Inc./Mission Broadcasting Inc., Senior Secured Notes, 8.875% due 4/15/17(a)	469,775
350,000	CCC+	Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes, step bond to yield, 12.500% due 8/01/16	348,687
445,000	B+	Sinclair Television Group Inc., Senior Secured Notes, 9.250% due 11/01/17(a)	460,575
590,000	B	Sirius XM Radio Inc., Company Guaranteed Notes, 8.750% due 4/01/15(a)	610,650
60,000	B+	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	60,300
185,000	B−	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/01/14(a)	201,419
		XM Satellite Radio Inc.:
480,000	CCC+	Company Guaranteed Notes, 13.000% due 8/01/13(a)	546,000
360,000	BB−	Senior Secured Notes, 11.250% due 6/15/13(a)	394,200
755,000	CCC+	Senior Subordinated Notes, 7.000% due 12/01/14(a)	740,844

		Total Media	6,774,069

Metals & Mining – 1.0%
		Century Aluminum Co.:
540,000	B	Company Guaranteed Notes, 1.750% due 8/01/24	518,400
464,600	B	Senior Secured Notes, 8.000% due 5/15/14	461,115
70,000	B−	Metals USA Inc., Senior Secured Notes, 11.125% due 12/01/15	74,375
140,000	B+	Mueller Water Products Inc., Company Guaranteed Notes, 8.750% due 9/01/20(a)	141,400
220,000	BB+	Steel Dynamics Inc., Company Guaranteed Notes, 7.375% due 11/01/12	234,850
580,000	CC	Wise Metals Group LLC, Senior Secured Notes, 10.250% due 5/15/12(b)	468,350

		Total Metals & Mining	1,898,490

Multiline Retail – 0.8%
		Michaels Stores Inc., Company Guaranteed Notes:
220,000	CCC	11.375% due 11/01/16	237,050
780,000	CCC	step bond to yield, 13.000% due 11/01/16	737,100
		Neiman Marcus Group Inc.:
288,435	B−	Company Guaranteed Notes, 9.000% due 10/15/15(d)(h)	293,483
270,000	BB−	Senior Secured Notes, 7.125% due 6/01/28	247,050

		Total Multiline Retail	1,514,683

Oil, Gas & Consumable Fuels – 10.3%
440,000	B−	Allis-Chalmers Energy Inc., Company Guaranteed Notes, 8.500% due 3/01/17	444,400
185,000	BB−	Arch Coal Inc., Company Guaranteed Notes, 8.750% due 8/01/16	201,188
		Basic Energy Services Inc.:
770,000	B−	Company Guaranteed Notes, 7.125% due 4/15/16	693,000
590,000	B+	Senior Secured Notes, 11.625% due 8/01/14	646,050
835,000	NR	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	809,950
180,000	BB−	Berry Petroleum Co., Senior Notes, 10.250% due 6/01/14	199,350
365,000	B	Brigham Exploration Co., Company Guaranteed Notes, 9.625% due 5/01/14	379,600
		Chaparral Energy Inc., Company Guaranteed Notes:
560,000	B+	8.500% due 12/01/15	534,800
810,000	B+	8.875% due 2/01/17	781,650

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Oil, Gas & Consumable Fuels — 10.3% — (continued)

		Chesapeake Energy Corp., Company Guaranteed Notes:
$575,000	BB	7.250% due 12/15/18	$603,750
230,000	BB	6.625% due 8/15/20	232,013
500,000	BB−	Cie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.500% due 5/15/15	497,500
365,000	B+	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	371,388
160,000	B+	Crosstex Energy LP/Crosstex Energy Finance Corp., Company Guaranteed Notes, 8.875% due 2/15/18	166,000
230,000	BB	Denbury Resources Inc., Company Guaranteed Notes, 8.250% due 2/15/20	246,675
500,000	BB−	El Paso Corp., Senior Unsecured Notes, 8.050% due 10/15/30	513,227
485,000	NR	Goodrich Petroleum Corp., Senior Unsecured Notes, 5.000% due 10/01/29	426,194
		Headwaters Inc.:
565,000	B+	Senior Secured Notes, 11.375% due 11/01/14	598,900
385,000	CCC+	Senior Subordinated Notes, 2.500% due 2/01/14	290,579
700,000	B−	Helix Energy Solutions Group Inc., Company Guaranteed Notes, 9.500% due 1/15/16(a)	693,000
170,000	B−	Hercules Offshore Inc., Senior Secured Notes, 10.500% due 10/15/17(a)	155,550
790,000	BB−	International Coal Group Inc., Senior Secured Notes, 9.125% due 4/01/18	839,375
675,000	BB−	Key Energy Services Inc., Company Guaranteed Notes, 8.375% due 12/01/14	700,312
		Linn Energy LLC/Linn Energy Finance Corp.:
155,000	B	Company Guaranteed Notes, 11.750% due 5/15/17	177,475
260,000	B	Senior Unsecured Notes, 8.625% due 4/15/20(a)	275,600
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
275,000	BB−	6.875% due 11/01/14	279,125
1,015,000	BB−	8.750% due 4/15/18	1,091,125
390,000	B+	Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15(a)	400,725
		OPTI Canada Inc., Senior Secured Notes:
130,000	B	9.000% due 12/15/12(a)	130,975
400,000	B	9.750% due 8/15/13(a)	397,000
290,000	B+	Parker Drilling Co., Senior Notes, 9.125% due 4/01/18(a)	291,450
		Peabody Energy Corp., Company Guaranteed Notes:
150,000	BB+	7.375% due 11/01/16	164,250
230,000	BB+	7.875% due 11/01/26	237,762
150,000	B	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Company Guaranteed Notes, 8.250% due 4/15/18	152,250
60,000	B+	PetroHawk Energy Corp., Company Guaranteed Notes, 7.875% due 6/01/15	62,550
730,000	B	Petroquest Energy Inc., Company Guaranteed Notes, 10.000% due 9/01/17	733,650
		Plains Exploration & Production Co.:
		Company Guaranteed Notes:
555,000	BB−	7.750% due 6/15/15	566,100
290,000	BB−	10.000% due 3/01/16	319,000
210,000	BB−	Senior Unsecured Notes, 8.625% due 10/15/19	220,500
		Quicksilver Resources Inc.:
		Company Guaranteed Notes:
195,000	B+	8.250% due 8/01/15	199,875
40,000	B+	9.125% due 8/15/19	43,100
505,000	B+	Senior Notes, 11.750% due 1/01/16	583,275
130,000	BB	Range Resources Corp., Company Guaranteed Notes, 8.000% due 5/15/19	139,750
550,000	B+	Rosetta Resources Inc., Company Guaranteed Notes, 9.500% due 4/15/18(a)	563,750
		SandRidge Energy Inc., Company Guaranteed Notes:
590,000	B+	8.625% due 4/01/15(h)	567,137
220,000	B+	9.875% due 5/15/16(a)	220,000
250,000	B+	8.750% due 1/15/20(a)	238,750
230,000	BB−	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 7.375% due 3/15/20	240,925
50,000	BB	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/01/16	59,125
160,000	BB+	Tesoro Corp., Company Guaranteed Notes, 6.500% due 6/01/17	154,800
20,000	BB	Whiting Petroleum Corp., Company Guaranteed Notes, 7.000% due 2/01/14	20,800

		Total Oil, Gas & Consumable Fuels	19,555,275

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Paper & Forest Products – 2.0%
		Appleton Papers Inc.:
$1,155,000	CCC+	Secured Notes, 11.250% due 12/15/15(a)	$866,250
600,000	B+	Senior Secured Notes, 10.500% due 6/15/15(a)	559,500
775,000	B	Exopack Holding Inc., Company Guaranteed Notes, 11.250% due 2/01/14	782,750
330,000	BB+	Georgia-Pacific LLC, Company Guaranteed Notes, 8.250% due 5/01/16(a)	363,000
470,000	CCC+	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(d)	384,225
220,000	BB	Smurfit Kappa Treasury Funding Ltd., Company Guaranteed Notes, 7.500% due 11/20/25	202,125
		Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes:
380,000	BB−	11.500% due 7/01/14	402,800
240,000	B	9.125% due 8/01/14(d)	232,200
120,000	CCC+	Verso Paper Holdings LLC/Verson Paper Inc., Company Guaranteed Notes, 11.375% due 8/01/16(d)	96,600

		Total Paper & Forest Products	3,889,450

Personal Products – 0.2%
445,000	B−	Revlon Consumer Products Corp., Secured Notes, 9.750% due 11/15/15	464,469

Pharmaceuticals – 0.3%
455,000	CCC+	DJO Finance LLC/DJO Finance Corp., Company Guaranteed Notes, 11.750% due 11/15/14	476,612
170,000	BB	Omnicare Inc., Senior Subordinated Notes, 7.750% due 6/01/20	170,850

		Total Pharmaceuticals	647,462

Professional Services – 0.2%
415,000	B−	inVentiv Health Inc., Senior Notes, 10.000% due 8/15/18(a)	406,700
470,000	NR	Selectica Inc., 8.750% due 11/15/15(a)(i)	0

		Total Professional Services	406,700

Real Estate Investment Trusts (REITs) – 1.3%
70,000	NR	Annaly Capital Management Inc., Senior Unsecured Notes, 4.000% due 2/15/15	74,812
70,200	NR	Ashton Woods USA LLC/Ashton Woods Finance Co., Company Guaranteed Notes, step bond to yield, 0.000% due 6/30/15(a)(b)	37,733
1,280,000	B2(f)	Felcor Lodging LP, Senior Secured Notes, 10.000% due 10/01/14	1,372,800
1,180,000	C	Realogy Corp., Company Guaranteed Notes, 10.500% due 4/15/14(d)	967,600

		Total Real Estate Investment Trusts (REITs)	2,452,945

Road & Rail – 1.4%
50,000	B+	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/01/14	49,813
		Kansas City Southern de Mexico SA de CV:
460,000	BB−	Senior Notes, 8.000% due 2/01/18(a)	491,050
686,000	BB−	Senior Unsecured Notes, 12.500% due 4/01/16	825,772
1,003,000	BB−	Kansas City Southern Railway, Company Guaranteed Notes, 13.000% due 12/15/13	1,216,137

		Total Road & Rail	2,582,772

Semiconductors & Semiconductor Equipment – 0.3%
65,000	B+	Advanced Micro Devices Inc., Senior Unsecured Notes, 8.125% due 12/15/17	66,788
615,000	CCC	Freescale Semiconductor Inc., Company Guaranteed Notes, 10.125% due 12/15/16(d)	507,375

		Total Semiconductors & Semiconductor Equipment	574,163

Software – 1.0%
200,000	B−	Aspect Software Inc., Senior Notes, 10.625% due 5/15/17(a)	206,250
		First Data Corp., Company Guaranteed Notes:
845,000	B−	9.875% due 9/24/15	646,425
605,297	B−	10.550% due 9/24/15(d)(h)	458,512
585,000	CCC+	Vangent Inc., Company Guaranteed Notes, 9.625% due 2/15/15	539,663

		Total Software	1,850,850

Specialty Retail – 1.3%
935,000	CCC+	Bon-Ton Department Stores Inc. (The), Company Guaranteed Notes, 10.250% due 3/15/14(d)	874,225
715,000	B	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/01/15	745,388
220,000	BB	Phillips-Van Heusen Corp., Senior Unsecured Notes, 7.375% due 5/15/20	227,700

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

Specialty Retail — 1.3% — (continued)

$305,000	BB+	QVC Inc., Senior Secured Notes, 7.375% due 10/15/20(a)	$311,100
350,000	B+	Wendy’s/Arby’s Restaurants LLC, Company Guaranteed Notes, 10.000% due 7/15/16	369,250

		Total Specialty Retail	2,527,663

Textiles, Apparel & Luxury Goods – 1.0%
950,000	BB−	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	1,064,000
805,000	CCC	Quiksilver Inc., Company Guaranteed Notes, 6.875% due 4/15/15	748,650

		Total Textiles, Apparel & Luxury Goods	1,812,650

Tobacco – 0.3%
510,000	B+	Alliance One International Inc., Company Guaranteed Notes, 10.000% due 7/15/16	536,775

Trading Companies & Distributors – 0.8%
285,000	B+	Ashtead Capital Inc., Secured Notes, 9.000% due 8/15/16(a)	290,344
390,000	BB−	H&E Equipment Services Inc., Company Guaranteed Notes, 8.375% due 7/15/16	384,150
530,000	CCC+	KAR Holdings Inc., Company Guaranteed Notes, 8.750% due 5/01/14	547,225
273,000	B	Wesco Distribution Inc., Company Guaranteed Notes, 7.500% due 10/15/17	274,365

		Total Trading Companies & Distributors	1,496,084

Transportation Infrastructure – 2.9%
360,000	BB+	Aircastle Ltd., Senior Notes, 9.750% due 8/01/18(a)	366,300
315,000	BB−	Gulfmark Offshore Inc., Senior Unsecured Notes, 7.750% due 7/15/14	307,125
2,105,000	CCC+	Horizon Lines Inc., Senior Unsecured Notes, 4.250% due 8/15/12	1,778,725
270,000	BB−	Overseas Shipholding Group Inc., Senior Unsecured Notes, 8.125% due 3/30/18	277,425
536,000	BB	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/01/17	584,240
575,000	B+	Ship Finance International Ltd., Company Guaranteed Notes, 8.500% due 12/15/13	576,438
300,000	B	syncreon Global Ireland Ltd./syncreon Global Finance US Inc., Company Guaranteed Notes, 9.500% due 5/01/18(a)	294,750
320,000	BB	Teekay Corp., Senior Unsecured Notes, 8.500% due 1/15/20	343,200
410,000	D	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/01/14(a)	360,800
535,000	B−	Western Express Inc., Senior Secured Notes, 12.500% due 4/15/15(a)	520,287

		Total Transportation Infrastructure	5,409,290

Wireless Telecommunication Services – 4.4%
		Alcatel-Lucent USA Inc., Senior Unsecured Notes:
415,000	B	6.500% due 1/15/28	282,200
365,000	B	6.450% due 3/15/29	248,200
		Cricket Communications Inc.:
370,000	B−	Company Guaranteed Notes, 9.375% due 11/01/14(d)	376,475
235,000	B+	Senior Secured Notes, 7.750% due 5/15/16	243,813
325,000	BB−	GCI Inc., Senior Unsecured Notes, 7.250% due 2/15/14	331,500
495,000	CCC+	Integra Telecom Holdings Inc., Senior Secured Notes, 10.750% due 4/15/16(a)	495,000
760,000	BB−	Nextel Communications Inc., Company Guaranteed Notes, 6.875% due 10/31/13	761,900
650,000	BB−	NII Capital Corp., Company Guaranteed Notes, 10.000% due 8/15/16	732,062
		PAETEC Holding Corp., Company Guaranteed Notes:
905,000	CCC+	9.500% due 7/15/15	907,262
460,000	B	8.875% due 6/30/17	478,400
		Sprint Capital Corp., Company Guaranteed Notes:
450,000	BB−	7.625% due 1/30/11	459,000
685,000	BB−	8.375% due 3/15/12	727,813
1,275,000	BB−	8.750% due 3/15/32	1,235,156
920,000	BB−	Sprint Nextel Corp., Senior Unsecured Notes, 6.000% due 12/01/16	863,650
170,000	BB+	Valor Telecommunications Enterprises Finance Corp., Company Guaranteed Notes, 7.750% due 2/15/15	175,197

		Total Wireless Telecommunication Services	8,317,628

		TOTAL CORPORATE BONDS & NOTES (Cost — $161,534,443)	170,131,989

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating††	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
$119,330	NR	Blackrock Capital Finance LP, Series 1996-R1, Class B3, 9.587% due 9/25/26	$11,038

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $88,880)	11,038

Shares

COMMON STOCKS – 0.4%
CONSUMER DISCRETIONARY – 0.3%
Media – 0.3%
237		SuperMedia Inc.*	2,142
511		Dex One Corp.*	4,354
16,441		Charter Communications Inc.*	563,104

		Total Media	569,600

		TOTAL CONSUMER DISCRETIONARY	569,600

ENERGY – 0.0%
Energy Equipment & Services – 0.0%
1,216		SemGroup Corp.*	23,560

FINANCIALS – 0.0%
Real Estate Investment Trusts (REITs) – 0.0%
0		Ashton Woods USA LLC, Class B Shares(b)(i)*	9,721

INDUSTRIALS – 0.0%
Building Products – 0.0%
1,062		Nortek Inc.*	44,073

INFORMATION TECHNOLOGY – 0.0%
Computer Peripherals – 0.0%
15,767		Stratus Technology Bermuda Holding Ltd., Series B1 (Restricted Shares)(b)(i)*	158

MATERIALS – 0.1%
Chemicals – 0.1%
9,783		Georgia Gulf Corp.*	127,179

		TOTAL COMMON STOCKS (Cost — $2,379,622)	774,291

PREFERRED STOCKS – 0.3%
CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
3,638		CMP Susquehanna Radio Holdings Corp., Series A (a)(b)(e)*	3

FINANCIALS – 0.3%
Commercial Banks – 0.3%
10,000		Banesto Holdings Ltd., Series A, 10.500%(a)	260,625
13,500		Zions Bancorporation, Series C, 9.500%(d)	350,325

		Total Commercial Banks	610,950

Diversified Financial Services – 0.0%
4,700		Federal National Mortgage Association (FNMA), Series S, 8.250%(e)	1,892

		TOTAL FINANCIALS	612,842

INFORMATION TECHNOLOGY – 0.0%
Computer Peripherals – 0.0%
3,588		Stratus Technology Bermuda Holding Ltd., Series B1 (Restricted Shares)(b)(i)*	36

		TOTAL PREFERRED STOCKS (Cost — $728,453)	612,881

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Shares	Security	Value

CONVERTIBLE PREFERRED STOCKS – 1.9%
CONSUMER DISCRETIONARY – 0.3%
Media – 0.3%
715	LodgeNet Interactive Corp., 10.000% (a)	$635,278

FINANCIALS – 1.6%
Commercial Banks – 1.4%
410	Bank of America Corp., Series L, 7.250%	389,500
945	Wells Fargo & Co., Series L, 7.500%	932,715
60,650	Synovus Financial Corp., 8.250%	1,251,816

	Total Commercial Banks	2,574,031

Diversified Financial Services – 0.2%
20,450	Hartford Financial Services Group Inc., 7.250%	458,080

	TOTAL FINANCIALS	3,032,111

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,913,927)	3,667,389

WARRANTS – 0.0%
CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
118	Buffets Restaurants Holdings Inc., expires 4/28/14(i)	1

Media – 0.0%
4,157	CMP Susquehanna Corp., expires 3/23/19(a)(b)	0
554	Charter Communications Inc., expires 11/30/14	3,601

	Total Media	3,601

	TOTAL CONSUMER DISCRETIONARY	3,602

ENERGY – 0.0%
Energy Equipment & Services – 0.0%
1,280	SemGroup Corp., expires 11/30/14	5,120

INDUSTRIALS – 0.0%
Building Products – 0.0%
875	Nortek Inc., expires 12/7/14	8,313

	TOTAL WARRANTS (Cost — $596,460)	17,035

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $169,241,785)	175,214,623

Face
Amount

SHORT-TERM INVESTMENTS (j) — 9.3%
CORPORATE NOTE- 0.0%
90,000	Transocean Inc., Senior Unsecured Notes, 6.625% due 4/15/11(Cost — $87,633)	90,016

MONEY MARKET FUND- 3.9%
7,317,914	The AIM STIT – Liquid Asset Portfolio(k)(Cost — $7,317,914)	7,317,914

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Security	Value

MONEY MARKET FUND− 3.9% — (continued)

TIME DEPOSITS- 5.4%
10,353,853	Wells Fargo – Grand Cayman, 0.030% due 9/1/10 (Cost — $10,353,853)	$10,353,853

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,759,400)	17,761,783

	TOTAL INVESTMENTS – 101.6% (Cost — $187,001,185 #)	192,976,406

	Liabilities in Excess of Other Assets – (1.6%)	(3,119,702)

	TOTAL NET ASSETS – 100.0%	$189,856,704

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing securities.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Illiquid Security.
(c)	Security is currently in default.
(d)	All or a portion of this security is on loan (See Note 1).
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.4%.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $188,118,161.

Abbreviation used in this schedule:

PLC	—	Public Limited Company

See pages 137 and 138 for definition of ratings.

Summary of Investments by Security Type

Corporate Bonds & Notes	88.2%
Convertible Preferred Stock	1.9
Common Stock	0.4
Preferred Stock	0.3
Warrant	0.0	**
Collateralized Mortgage Obligations	0.0	**
Short-Term Investments	9.2

	100.0%

As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

SOVEREIGN BONDS – 54.7%
Austria – 2.2%
		Austria Government Bond:
2,300,000	EUR	3.500% due 7/15/15	$3,170,505
1,200,000	EUR	3.200% due 2/20/17	1,632,931

		Total Austria	4,803,436

Belgium – 2.8%
		Belgium Government Bond:
1,600,000	EUR	3.500% due 3/28/15	2,188,484
3,000,000	EUR	3.250% due 9/28/16	4,036,503

		Total Belgium	6,224,987

Brazil – 0.4%
660,000		Federative Republic of Brazil, 8.875% due 10/14/19(a)	909,150

Canada – 10.3%
20,800,000	CAD	Canadian Government Bond, 1.500% due 6/1/12 – 12/1/12(a)	19,713,193
1,500,000	CAD	Province of Ontario Canada, 4.600% due 6/02/39(a)	1,469,649
1,500,000	CAD	Province of Quebec Canada, 5.000% due 12/01/38(a)	1,536,356

		Total Canada	22,719,198

France – 4.8%
300,000	EUR	French Treasury Note, 2.500% due 1/12/14	399,420
		Government of France:
6,200,000	EUR	3.500% due 4/25/15 – 4/25/20	8,584,164
900,000	EUR	4.750% due 4/25/35	1,489,255

		Total France	10,472,839

Germany – 12.5%
		Bundesobligation:
1,500,000	EUR	3.500% due 4/12/13	2,046,556
4,700,000	EUR	2.250% due 4/10/15	6,250,767
		Bundesrepublik Deutschland:
3,000,000	EUR	3.750% due 1/4/15 – 1/4/19	4,312,832
2,000,000	EUR	6.250% due 1/4/30	3,922,479
100,000	EUR	5.500% due 1/4/31	182,648
3,100,000	EUR	4.750% due 7/4/34	5,362,678
100,000	EUR	4.000% due 1/4/37	158,335
3,200,000	EUR	4.250% due 7/4/39	5,373,893

		Total Germany	27,610,188

Italy – 9.4%
16,000,000	EUR	Italy Buoni Poliennali Del Tesoro, 3.000% due 4/15/15	20,710,115

Japan – 6.4%
		Japan Government:
520,000,000	JPY	1.500% due 12/20/17	6,609,486
547,000,000	JPY	2.500% due 9/20/35 – 6/20/36	7,499,053

		Total Japan	14,108,539

Netherlands – 2.3%
		Netherlands Government:
100,000	EUR	3.750% due 7/15/14	139,734
200,000	EUR	3.250% due 7/15/15	275,681
2,300,000	EUR	4.000% due 7/15/19	3,363,110
900,000	EUR	3.500% due 7/15/20	1,263,634

		Total Netherlands	5,042,159

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

Norway – 1.0%
12,300,000	NOK	Norway Government Bond, 5.000% due 5/15/15	$2,186,890

Qatar – 1.1%
		Qatar Government International Bond:
1,300,000		5.250% due 1/20/20(a)(b)	1,436,500
800,000		6.400% due 1/20/40(a)(b)	968,000

		Total Qatar	2,404,500

Russia – 0.2%
460,000		Russian Foreign Bond, step bond to yield, 7.500% due 3/31/30	547,446

South Africa – 0.5%
900,000		South Africa Government International Bond, 6.875% due 5/27/19(a)	1,096,875

South Korea – 0.2%
400,000	EUR	The Export – Import Bank of Korea, 5.750% due 5/22/13	547,884

United Kingdom – 0.6%
		United Kingdom Treasury Gilt:
100,000	GBP	4.750% due 3/7/20	178,136
100,000	GBP	8.000% due 6/7/21	225,956
500,000	GBP	4.250% due 3/7/36	824,838

		Total United Kingdom	1,228,930

		TOTAL SOVEREIGN BONDS (Cost — $115,536,056)	$120,613,136

ASSET-BACKED SECURITIES – 0.8%
Credit Card – 0.3%
600,000		Arran Master Trust, Series 2005-B, Class A1, 0.587% due 12/15/12(c)	597,723

Student Loan – 0.5%
559,595		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.448% due 4/25/38(a)(c)	562,589
		South Carolina Student Loan Corp.:
51,706		Series 2008-1, Class A1, 0.797% due 9/02/14(a)(c)	51,488
500,000		Series 2008-1, Class A2, 0.847% due 3/01/18(a)(c)	494,795

		Total Student Loan	1,108,872

		TOTAL ASSET-BACKED SECURITIES (Cost — $1,697,637)	1,706,595

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.3%
		Bear Stearns Adjustable Rate Mortgage Trust:
30,328		Series 2003-5, Class 1A2, 2.703% due 8/25/33(a)(c)	29,074
39,061		Series 2003-7, Class 6A, 4.023% due 10/25/33(a)(c)	39,587
151,240		Series 2004-2, Class 22A, 3.047% due 5/25/34(a)(c)	139,191
29,991		Series 2004-2, Class 23A, 4.620% due 5/25/34(a)(c)	27,714
95,410		Series 2005-2, Class A2, 2.934% due 3/25/35(a)(c)	89,411
264,232		Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 3.948% due 1/26/36(a)(c)	177,956
900,000		Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 0.520% due 2/05/19(a)(b)(c)	802,552
		Countrywide Alternative Loan Trust:
34,695		Series 2005-21CB, Class A3, 5.250% due 6/25/35(a)	28,376
176,703		Series 2007-11T1, Class A12, 0.614% due 5/25/37(a)(c)	89,751
78,257		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37(a)	53,831
121,287		Series 2007-7T2, Class A9, 6.000% due 4/25/37(a)	80,718
		Countrywide Asset-Backed Certificates:
33,278		Series 2006-15, Class A1, 0.374% due 10/25/46(a)(c)	32,773
175,405		Series 2007-2, Class 2A1, 0.314% due 8/25/37(a)(c)	169,773
		Countrywide Home Loan Mortgage Pass Through Trust:
15,246		Series 2004-12, Class 11A1, 2.985% due 8/25/34(a)(c)	10,849
68,249		Series 2005-11, Class 3A1, 3.554% due 4/25/35(a)(c)	44,528

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

303,975	Series 2005-2, Class 1A1, 0.584% due 3/25/35(a)(c)	$177,013
38,834	Series 2005-3, Class 2A1, 0.554% due 4/25/35(a)(c)	25,053
262,391	Series 2005-9, Class 1A3, 0.494% due 5/25/35(a)(c)	168,747
152,939	Series 2005-HYB9, Class 3A2A, 5.250% due 2/20/36(a)(c)	112,519
83,825	Credit Suisse Mortgage Capital Certificates, Series 2007-5R, Class A5, 6.500% due 7/26/36(a)	47,135
187,240	Crusade Global Trust, Series 2004-2, Class A2, 1.035% due 11/19/37(c)	227,711
65,123	CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.682% due 8/25/33(a)(c)	63,114
378,382	CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36(a)	238,663
	Federal Home Loan Mortgage Corp. (FHLMC):
207,304	Series 2391, Class FJ, 0.776% due 4/15/28(a)(c)	208,215
316,693	Series 3037, Class BC, 4.500% due 2/15/20(a)	334,311
450,594	Series 3174, Class FM, 0.516% due 5/15/36(a)(c)	449,459
93,588	Structured Pass Through Securities, Series T-35, Class A, 0.544% due 9/25/31(a)(c)	88,657
138,909	Structured Pass Through Securities, Series T-62, Class 1A1, 1.602% due 10/25/44(a)(c)	144,362
27,072	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44(a)	29,587
	Federal National Mortgage Association (FNMA), REMICS:
18,161	Series 2003-34, Class A1, 6.000% due 4/25/43(a)	19,824
53,818	Series 2005-120, Class NF, 0.364% due 1/25/21(a)(c)	53,678
197,004	Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44(a)	215,690
	First Horizon Asset Securities Inc.:
8,959	Series 2003-AR2, Class 2A1, 2.838% due 7/25/33(a)(c)	8,653
26,971	Series 2003-AR4, Class 2A1, 2.916% due 12/25/33(a)(c)	26,106
40,031	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34(a)	40,311
	Government National Mortgage Association:
716,022	Series 2004-68, Class ZC, 6.000% due 8/20/34(a)	804,355
2,021,292	Series 2007-2, Class PA, 5.500% due 6/20/35(a)	2,094,975
20,397	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 2.140% due 3/25/33(a)(c)	19,938
	Harborview Mortgage Loan Trust:
53,851	Series 2003-1, Class A, 3.002% due 5/19/33(a)(c)	54,411
66,115	Series 2005-2, Class 2A1A, 0.487% due 5/19/35(a)(c)	41,555
218,450	Series 2006-SB1, Class A1A, 1.236% due 12/19/36(a)(c)	106,560
27,895,000	JLOC Ltd., Series 36A, Class A1, 0.500% due 2/16/16(b)(c)	255,416
116,712	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A1, 5.550% due 10/25/36(a)(c)	110,695
	JP Morgan Mortgage Trust:
35,127	Series 2003-A2, Class 3A1, 4.203% due 11/25/33(a)(c)	34,741
35,693	Series 2005-A1, Class 6T1, 5.019% due 2/25/35(a)(c)	35,672
	Merrill Lynch Mortgage Investors Inc.:
22,966	Series 2003-A2, Class 1A1, 2.570% due 2/25/33(a)(c)	21,735
169,085	Series 2005-2, Class 1A, 2.009% due 10/25/35(a)(c)	151,884
699,856	Series 2008-LAQA, Class A1, 0.833% due 7/09/21(a)(b)(c)	649,279
289,700	Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, 0.524% due 7/25/35(a)(c)	254,451
	Puma Finance Ltd.:
324,459	Series G5, Class A1, 0.409% due 2/21/38(a)(b)(c)	306,049
111,552	Series P10, Class BA, 5.120% due 7/12/36(c)	97,214
389,620	Series P11, Class BA, 4.767% due 8/22/37(c)	338,270
142,411	Residential Accredit Loans Inc., Series 2007-QO2, Class A1, 0.414% due 2/25/47(a)(c)	70,108
	Residential Asset Securitization Trust:
56,396	Series 2005-A15, Class 5A1, 5.750% due 2/25/36(a)	42,886
120,681	Series 2006-R1, Class A2, 0.664% due 1/25/46(a)(c)	56,453
	Structured Adjustable Rate Mortgage Loan Trust:
30,512	Series 2004-1, Class 4A1, 2.784% due 2/25/34(a)(c)	28,957
113,818	Series 2004-19, Class 2A1, 1.770% due 1/25/35(a)(c)	61,993
143,206	Series 2004-4, Class 3A2, 2.575% due 4/25/34(a)(c)	123,354
	Structured Asset Mortgage Investments Inc.:
159,027	Series 2005-AR2, Class 2A1, 0.494% due 5/25/45(a)(c)	103,029
169,047	Series 2005-AR8, Class A1A, 0.544% due 2/25/36(a)(c)	99,720
106,224	Series 2006-AR5, Class 1A1, 0.474% due 5/25/46(a)(c)	57,022

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

200,000		Series 2007-AR4, Class A3, 0.484% due 9/25/47(a)(c)	$54,812
244,400		Series 2007-AR6, Class A1, 1.886% due 8/25/47(a)(c)	148,802
		Swan Trust:
367,379		Series 2006-1E, Class A1, 0.478% due 5/12/37(c)	358,328
472,345		Series 2006-1E, Class A2, 4.923% due 5/12/37(c)	410,141
552,644		Torrens Trust, Series 2007-1, Class A, 5.032% due 10/19/38(c)	486,311
		Wachovia Bank Commercial Mortgage Trust:
900,000		Series 2006-C23, Class A5, 5.416% due 1/15/45(a)(c)	979,673
500,000		Series 2006-C28, Class A4, 5.572% due 10/15/48(a)	521,746
460,154		Series 2006-WL7A, Class A1, 0.366% due 9/15/21(a)(b)(c)	418,146
67,793		WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A, 1.310% due 7/25/46(a)(c)	31,239
		WaMu Mortgage Pass Through Certificates:
18,842		Series 2003-AR5, Class A7, 2.700% due 6/25/33(a)(c)	17,927
141,971		Series 2005-AR13, Class A1A1, 0.554% due 10/25/45(a)(c)	114,109
249,643		Series 2006-AR13, Class 2A, 3.297% due 10/25/46(a)(c)	172,823
		Washington Mutual Inc.:
5,608		Series 2001-7, Class A, 1.691% due 5/25/41(a)(c)	5,258
41,440		Series 2002-AR9, Class 1A, 1.786% due 8/25/42(a)(c)	36,348
1,726,115		Series 2003-AR9, Class 1A6, 2.766% due 9/25/33(a)(c)	1,724,412
151,752		Series 2006-AR4, Class 2A1A, 3.297% due 5/25/46(a)(c)	100,479

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $16,567,891)	16,096,168

CORPORATE BONDS & NOTES – 28.8%
Australia – 2.8%
2,100,000	AUD	Investec Bank Australia Ltd., Government Liquid Guaranteed Notes, 5.000% due 2/27/14	1,861,637
500,000		National Australia Bank, Subordinated Notes, 0.729% due 6/19/17(c)	484,883
1,400,000	GBP	Suncorp-Metway Ltd., Government Liquid Guaranteed Notes, 4.000% due 1/16/14	2,311,534
1,600,000	AUD	Westpac Banking Corp., Government Liquid Guaranteed Notes, 4.000% due 3/19/12	1,410,509

		Total Australia	6,068,563

Bermuda – 0.2%
		Noble Group Ltd., Senior Unsecured Notes:
300,000		6.750% due 1/29/20(a)(b)	316,853
200,000		6.750% due 1/29/20	211,235

		Total Bermuda	528,088

Canada – 1.4%
1,400,000	CAD	Broadway Credit Card Trust, Asset Backed, 5.234% due 6/17/11(a)	1,353,029
1,500,000	CAD	Golden Credit Card Trust, Asset Backed, 5.106% due 4/15/11(a)	1,442,667
200,000	CAD	HSBC Financial Corp., Ltd., Company Guaranteed Notes, 1.254% due 5/03/12(a)(c)	181,161

		Total Canada	2,976,857

Cayman Islands – 0.2%
200,000		CSN Islands XI Corp., Company Guaranteed Notes, 6.875% due 9/21/19	216,000
300,000		Petrobras International Finance Co. - Pifco, Company Guaranteed Notes, 5.750% due 1/20/20(a)	323,063

		Total Cayman Islands	539,063

France – 3.8%
300,000	EUR	BNP Paribas Home Loan Covered Bonds SA, Covered Notes, 4.500% due 5/30/14	417,553
300,000	EUR	Caisse Nationale des Caisses d’Epargne et de Prevoyance, Junior Subordinated Notes, 6.117% due 10/29/49(c)	297,242
700,000	EUR	CM-CIC Covered Bonds, Covered Notes, 4.750% due 7/17/12	943,734
300,000	EUR	France Telecom SA, Senior Unsecured Notes, 7.250% due 1/28/13	429,760
2,100,000	EUR	Groupe Caisse d’Epargne, Covered Bonds, 5.250% due 9/17/10	2,668,059
900,000	EUR	Societe Generale, Junior Subordinated Notes, 7.756% due 5/29/49(c)	1,103,212
1,600,000	EUR	Societe Generale Societe de Credit Fonciere, Covered Notes, 5.000% due 3/27/19	2,401,014

		Total France	8,260,574

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

Germany – 0.5%
700,000	EUR	Kreditanstalt fuer Wiederaufbau, Foreign Government Guaranteed Notes, 3.875% due 1/21/19	$1,004,380

India – 0.2%
400,000		Indian Oil Corp., Ltd., Bonds, 4.750% due 1/22/15	420,186

Ireland – 0.7%
		AK Transneft OJSC Via TransCapitalInvest Ltd., Secured Notes:
200,000		5.670% due 3/05/14(a)(b)	211,857
400,000		8.700% due 8/07/18(a)(b)	498,424
800,000		RZD Capital Ltd., Notes, 5.739% due 4/03/17	828,000

		Total Ireland	1,538,281

Japan – 0.2%
400,000		Resona Bank Ltd., Junior Subordinated Notes, 5.850% due 9/29/49(a)(b)(c)	397,128

Luxembourg – 0.3%
		TNK-BP Finance SA, Company Guaranteed Notes:
300,000		7.500% due 7/18/16	334,500
300,000		7.875% due 3/13/18	339,210

		Total Luxembourg	673,710

Netherlands – 1.9%
500,000		Gazprom Via White Nights Finance BV, Secured Notes, 10.500% due 3/25/14	593,212
		ING Bank NV:
800,000	EUR	Covered Notes, 5.250% due 6/05/18	1,198,587
700,000		Senior Notes, 1.157% due 1/13/12(a)(b)(c)	698,075
1,687,544		SovRisc BV, Secured Notes, 5.250% due 4/30/11(b)	1,744,169

		Total Netherlands	4,234,043

New Zealand – 0.7%
		ANZ National International Ltd.:
200,000		Bank Guaranteed Notes, 6.200% due 7/19/13(a)(b)	223,301
1,200,000		Government Liquid Guaranteed Notes, 3.250% due 4/02/12(a)(b)	1,248,961

		Total New Zealand	1,472,262

Norway – 1.0%
1,200,000	EUR	DnB NOR Boligkreditt, Covered Notes, 4.125% due 2/01/13	1,619,834
		Statoil ASA, Company Guaranteed Notes:
300,000		3.125% due 8/17/17(a)	310,095
300,000		5.100% due 8/17/40(a)	324,766

		Total Norway	2,254,695

Qatar – 0.3%
600,000		Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19	721,351

Sweden – 0.6%
200,000	EUR	Nordea Bank AB, Subordinated Notes, 0.907% due 3/08/16(c)	252,727
800,000	EUR	Stadshypotek AB, Covered Notes, 3.750% due 12/12/13	1,084,042

		Total Sweden	1,336,769

United Kingdom – 3.0%
200,000		BP Capital Markets PLC, Company Guaranteed Notes, 2.750% due 2/27/12	197,311
200,000	GBP	HBOS Capital Funding LP, Bank Guaranteed Notes, 9.540% due 3/29/49	261,061
		HBOS PLC:
600,000	EUR	Bank Guaranteed Notes, 5.625% due 5/23/13	812,661
600,000		Senior Subordinated Notes, 6.750% due 5/21/18(a)(b)	587,460
200,000		LBG Capital No.1 PLC, Bank Guaranteed Notes, 8.500% due 12/29/49(b)(c)	177,000
		Lloyds TSB Bank PLC:
100,000		Bank Guaranteed Notes, 4.375% due 1/12/15(a)(b)	102,828
2,300,000		Government Liquid Guaranteed Notes, 2.800% due 4/02/12(a)(b)	2,351,600

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

United Kingdom — 3.0% — (continued)

300,000	CAD	National Grid PLC, Senior Unsecured Notes, 4.980% due 6/22/11	$288,350
1,000,000		Pearson Dollar Finance PLC, Company Guaranteed Notes, 5.700% due 6/01/14(a)(b)	1,108,674
500,000	EUR	Royal Bank of Scotland PLC (The), Subordinated Notes, 4.625% due 9/22/21(c)	545,684
100,000		Tate & Lyle International Finance PLC, Company Guaranteed Notes, 5.000% due 11/15/14(a)(b)	106,547
100,000		XL Capital Finance Europe PLC, Company Guaranteed Notes, 6.500% due 1/15/12(a)	104,712

		Total United Kingdom	6,643,888

United States – 11.0%
		American Express Bank FSB, Senior Unsecured Notes:
800,000		0.390% due 5/29/12(a)(c)	791,180
800,000		0.436% due 6/12/12(a)(c)	791,276
		American General Finance Corp., Senior Unsecured Notes:
600,000		0.649% due 8/17/11(a)(c)	553,437
200,000		5.625% due 8/17/11(a)	195,500
300,000		5.200% due 12/15/11(a)	288,000
1,000,000		6.900% due 12/15/17(a)	780,000
		American International Group Inc.:
		Junior Subordinated Notes:
800,000	EUR	8.000% due 5/22/38(c)	856,148
1,000,000	EUR	4.875% due 3/15/67(c)	774,852
600,000	GBP	5.750% due 3/15/67(c)	585,083
100,000,000	JPY	Senior Unsecured Notes, 0.355% due 4/03/12(c)	1,122,153
300,000		Avnet Inc., Senior Unsecured Notes, 6.625% due 9/15/16(a)	341,369
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/05/17	1,080,095
		Bank of America Corp.:
600,000		Senior Unsecured Notes, 1.037% due 9/11/12(a)(c)	590,940
900,000	EUR	Subordinated Notes, 4.750% due 5/23/17(c)	1,091,385
100,000		Capital One Financial Corp., Senior Unsecured Notes, 5.700% due 9/15/11(a)	104,134
500,000		CIT Group Inc., Senior Secured Notes, 7.000% due 5/01/13(a)	498,125
200,000		CNA Financial Corp., Senior Unsecured Notes, 6.000% due 8/15/11(a)	207,783
600,000		Dow Chemical Co., Senior Unsecured Notes, 2.668% due 8/08/11(a)(c)	608,228
400,000		El Paso Performance-Linked Trust, Senior Unsecured Notes, 7.750% due 7/15/11(a)(b)	416,764
1,000,000		GATX Financial Corp., Senior Unsecured Notes, 5.500% due 2/15/12(a)	1,041,171
		Goldman Sachs Group Inc., Senior Unsecured Notes:
900,000	EUR	5.375% due 2/15/13	1,209,660
200,000		0.988% due 3/22/16(a)(c)	183,930
500,000	AUD	5.357% due 4/12/16(c)	409,600
300,000		iStar Financial Inc., Senior Unsecured Notes, 5.150% due 3/01/12(a)	255,750
300,000		Lazard Group LLC, Senior Unsecured Notes, 7.125% due 5/15/15(a)	323,619
		Lehman Brothers Holdings Inc., Senior Unsecured Notes:
1,300,000		0.000% due 5/25/10(d)	276,250
600,000		6.875% due 5/02/18(d)	133,500
500,000		Limited Brands Inc., Senior Unsecured Notes, 6.900% due 7/15/17(a)	520,000
		Macy’s Retail Holdings Inc., Company Guaranteed Notes:
650,000		5.750% due 7/15/14(a)	671,125
1,000,000		5.900% due 12/01/16(a)	1,035,000
1,000,000		Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 5.375% due 7/15/14(a)	1,072,118
600,000		Merrill Lynch & Co., Inc., Senior Unsecured Notes, 0.768% due 6/05/12(a)(c)	588,703
1,000,000		Prologis, Senior Unsecured Notes, 5.625% due 11/15/15(a)	985,438
100,000		SLM Corp., Senior Unsecured Notes, 5.000% due 10/01/13(a)	94,316
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18(a)	1,062,500
500,000		UST Inc., Senior Unsecured Notes, 5.750% due 3/01/18(a)	538,910
1,700,000	EUR	WM, Covered Bonds, 3.875% due 9/27/11	2,209,679

		Total United States	24,287,721

		TOTAL CORPORATE BONDS & NOTES (Cost — $60,883,023)	63,357,559

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

MORTGAGE-BACKED SECURITIES – 1.5%
FNMA – 1.3%
	Federal National Mortgage Association (FNMA):
700,000	5.480% due 7/1/18(a)(c)	$798,644
1,000,000	5.700% due 8/1/18(a)(c)	1,154,270
269,912	2.781% due 11/1/34(a)(c)	282,437
511,726	6.500% due 8/1/37(a)	555,501
154,633	7.000% due 10/1/48(a)	167,100

	TOTAL FNMA	2,957,952

GNMA – 0.2%
295,406	Government National Mortgage Association II (GNMA), 6.000% due 9/20/38(a)	318,460

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,958,137)	3,276,412

MUNICIPAL BONDS – 1.0%
United States – 1.0%
200,000	Buckeye Ohio Tobacco Settlement, Series A-2, 5.875% due 6/1/47(a)	145,696
1,500,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, 6.890% due 1/1/42(a)	1,749,225
300,000	Philadelphia School District, Build America Bonds Project, 6.765% due 6/1/40(a)	319,581
100,000	Puerto Rico Sales Tax Financing Corp., Series A, AMBAC-Insured, 0.000% due 8/1/54(a)	6,878
100,000	Tobacco Settlement Financing Corp., New Jersey, Series 1A, 5.000% due 6/1/41(a)	68,619

	Total United States	2,289,999

	TOTAL MUNICIPAL BONDS (Cost — $2,093,224)	2,289,999

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 8.6%
U.S. GOVERNMENT OBLIGATIONS – 8.3%
	U.S. Treasury Bonds:
300,000	4.750% due 2/15/37(a)	368,297
700,000	3.500% due 2/15/39(a)(e)	696,172
200,000	4.250% due 5/15/39(a)	225,937
500,000	4.500% due 8/15/39(a)	588,047
	U.S. Treasury Notes:
4,400,000	2.750% due 2/15/19(a)	4,573,593
2,600,000	3.625% due 8/15/19(a)	2,867,517
2,900,000	3.375% due 11/15/19(a)	3,132,681
	U.S. Treasury Inflation Indexed Bond:
108,083	2.375% due 1/15/27(a)	124,431
3,248,672	2.500% due 1/15/29(a)	3,823,281
1,613,520	2.125% due 2/15/40(a)(e)	1,817,730

	TOTAL U.S. GOVERNMENT OBLIGATIONS	18,217,686

U.S. GOVERNMENT AGENCIES – 0.3%
600,000	Tennessee Valley Authority, 5.250% due 9/15/39(a)	714,418

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $18,354,037)	18,932,104

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $218,090,005)	226,271,973

SHORT-TERM INVESTMENTS — 6.6%
SOVEREIGN BOND – 1.9%
3,250,000	Bundesschatzanweisungen, 2.250% due 12/10/10 (Cost — $4,029,170)	4,149,053

MUNICIPAL BOND – 0.7%
1,600,000	State of Illinois, 1.823% due 1/1/11 (Cost — $1,600,000)	1,600,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

MUNICIPAL BOND — 0.7% — (continued)

TIME DEPOSITS- 4.0%
		Bank of America – London:
118,193	AUD	3.692% due 9/1/10	$105,321
		Bank of America – Toronto:
411,057		0.030% due 9/1/10	411,057
		BBH – Grand Cayman:
40,917,196	JPY	0.010% due 9/1/10	486,386
94,106	DKK	0.050% due 9/1/10	16,058
78,136	CAD	0.100% due 9/1/10	73,433
615,000	NOK	1.144% due 9/1/10	97,785
123	NZD	2.320% due 9/1/10	86
		JPMorgan Chase & Co. - London:
185,979	SEK	0.050% due 9/1/10	25,229
53,479	EUR	0.052% due 9/1/10	67,932
269,445	GBP	0.113% due 9/1/10	413,773
		Wells Fargo – Grand Cayman:
7,059,293		0.030% due 9/1/10	7,059,293

		TOTAL TIME DEPOSITS (Cost — $8,756,353)	8,756,353

		TOTAL SHORT-TERM INVESTMENTS (Cost — $14,385,523)	14,505,406

		TOTAL INVESTMENTS – 109.3% (Cost — $232,475,528 #)	240,777,379

		Liabilities in Excess of Other Assets – (9.3%)	(20,519,473)

		TOTAL NET ASSETS – 100.0%	$220,257,906

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated as collateral for open futures contracts, extended settlements, options written, swap contracts, forward foreign currency contracts, TBA’s and short sales.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(d)	Security is currently in default.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $235,869,536.

Abbreviations used in this schedule:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
DKK	—	Danish Krone
EUR	—	Euro Dollar
FHLMC	—	Federal Home Loan Mortgage Association
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Summary of Investments by Security Type

Sovereign Bonds	50.1%
Corporate Bonds & Notes	26.3
U.S. Government & Agency Obligations	7.9
Collateralized Mortgage Obligations	6.7
Mortgage-Backed Securities	1.4
Municipal Bonds	0.9
Asset-Backed Securities	0.7
Short-Term Investments	6.0

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Schedule of Options Written

Contracts		Security Name	Expiration Date	Strike Price	Value

United States
1,300,000		Swaption, 3-Month USD-LIBOR, Call	10/29/10	$3.25	$85,979
1,300,000		Swaption, 3-Month USD-LIBOR, Put	10/29/10	5.00	14
5,800,000		Swaption, 3-Month USD-LIBOR, Put	12/1/10	4.00	153
6,600,000		Swaption, 3-Month USD-LIBOR, Put	12/1/10	4.00	174
1,300,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	10,017
1,500,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	2.75	11,559
2,500,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	15,744
2,500,000		Swaption, 3-Month USD-LIBOR, Put	6/18/12	3.00	15,744
3,000,000	EUR	Swaption, 6-Month EUR-LIBOR, Put	7/1/14	10.00	2,347

		Total United States			$141,731

		TOTAL OPTIONS WRITTEN (Premiums received — $195,126)			$141,731

Schedule of Forward Sale Commitments

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$1,000,000	6.000% due 9/1/40(a)	$1,076,719

	TOTAL FORWARD SALE COMMITMENTS (Proceeds — $1,084,063)	$1,076,719

(a)	This security is traded on a to-be-announced (“TBA”) basis (see Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating††	Security	Value

MUNICIPAL BONDS – 95.5%
Alaska – 2.2%
$1,750,000	AA−	North Slope Boro Alaska, GO, Series A, NPFG-Insured, 5.000% due 6/30/16	$2,059,382

California – 7.7%
1,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	1,267,120
1,000,000	A−	California State, Refunding, GO, 5.000% due 2/1/33	1,007,490
1,000,000	AA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, NPFG-Insured, 5.250% due 7/1/19	1,135,770
1,000,000	Baa1(b)	Rancho Mirage Joint Powers Financing Authority, Eisenhower Medical Center, Series A, 5.000% due 7/1/27	996,550
1,000,000	AA−	San Francisco, CA, City & County Public Utilities Commission, Sub-Series D, 5.000% due 11/1/19	1,237,690
1,230,000	Aa1(b)	Santa Monica-Malibu, California, Unified School District, Election of 2006 Project, Series A, FGIC & NPFG-Insured, 5.000% due 8/1/26	1,384,943

		Total California	7,029,563

Colorado – 4.3%
1,000,000	AA+	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Revolving Fund, Series A, 5.500% due 9/1/22	1,280,530
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,642,036

		Total Colorado	3,922,566

District of Colombia – 1.3%
1,075,000	AAA	Metropolitan Washington D.C., Airports Authority System, Refunding, Series D, AGM-Insured, AMT, 5.375% due 10/1/18(c)	1,150,734

Florida – 5.1%
1,000,000	A	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, NPFG-Insured, 5.375% due 8/1/18	1,045,020
1,000,000	AA−	Jacksonville, FL, Sales Tax Revenue, Better Jacksonville Projects, 5.000% due 10/1/21	1,142,500
1,000,000	A+	Miami-Dade County, FL, Water & Sewer Revenue, XLCA-Insured, 5.000% due 10/1/21	1,138,280
1,075,000	A	Port St. Lucie, FL, Florida Stormwater Utility Revenue, NPFG-Insured, 5.000% due 5/1/23	1,098,134
195,000	AA−	Tampa, Florida Utility Tax & Special Revenue, Series A, Prerefunded 10/1/12 @ 101, AMBAC-Insured, 5.250% due 10/1/19(a)	216,612

		Total Florida	4,640,546

Georgia – 2.5%
2,000,000	AAA	Augusta, GA, Water & Sewer Revenue, AGM-Insured, 5.000% due 10/1/21	2,309,660

Hawaii – 0.6%
535,000	Aa1(b)	Maui County, HI, GO, Series A, 5.500% due 3/1/15	544,539

Illinois – 10.7%
		Chicago, IL:
1,000,000	AA−	Board of Education, GO, School Reform Board, Series A, FGIC & NPFG-Insured, 5.250% due 12/1/20	1,196,160
1,000,000	AAA	Housing Authority Capital Program Revenue, Refunding, AGM-Insured, 5.000% due 7/1/14	1,119,010
		Illinois Finance Authority Revenue:
1,095,000	A3(b)	DePaul University, Series A, 5.375%, due 10/1/19	1,270,090
2,000,000	A	OBG Bradley University, XLCA-Insured, 5.000% due 8/01/34	2,067,160
1,025,000	AAA	Illinois State Toll Highway Authority, Series A-1, Prerefunded7/01/16 @ 100, FSA-Insured, 5.000% due 1/1/25(a)	1,234,613
1,800,000	A−	Quincy, IL, OBG Blessing Hospital, 5.000% due 11/15/29	1,756,476
1,000,000	AA−	University of Illinois, University Revenue, Auxiliary Facilities System, Series B, FGIC & NPFG-Insured, 5.500% due 4/1/19	1,206,290

		Total Illinois	9,849,799

Indiana – 1.1%
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, Escrowed to Maturity, 5.750% due 9/1/15(d)	1,003,800

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating††	Security	Value

Iowa – 1.1%
$1,000,000	A	Des Moines, IA, Public Parking Systems Revenue, Series A, FGIC & NPFG-Insured, 5.750% due 6/1/13	$1,003,930

Kansas – 1.3%
1,065,000	AA+	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,197,699

Massachusetts – 4.3%
1,400,000	AA	Commonwealth of Massachusetts, GO, Series A, NPFG-Insured, 5.250% due 8/1/16	1,693,244
1,000,000	AAA	Massachusetts Bay Transportation Authority Revenue, Series A, 5.250% due 7/1/34	1,213,470
1,000,000	A2(b)	Massachusetts Health & Educational Facilities Authority Revenue, Northeastern University, Series R, 5.000% due 10/1/28	1,071,980

		Total Massachusetts	3,978,694

Michigan – 2.0%
1,750,000	AAA	Kalamazoo Michigan Hospital Finance Authority, Hospital Facilities Revenue, Bronson Hospital A RMK 4/30/08, AGM-Insured, 5.000% due 5/15/26	1,816,675

Minnesota – 0.7%
627,454	AAA	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	674,143

Nevada – 1.8%
1,500,000	AA+	Clark County, NV, GO, Refunding Flood Control, FGIC & NPFG-Insured, 4.750% due 11/1/24	1,608,210

New Jersey – 10.3%
1,000,000	Aa3(b)	Egg Harbor Township School District, GO, AGM-Insured, 5.500% due 7/15/22	1,272,140
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Atlanticare Regional Medical Center, 5.000% due 7/1/27	1,566,885
		New Jersey State:
1,340,000	Aa2(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,752,197
1,000,000	A	Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,165,750
3,000,000	AAA	Turnpike Authority, Refunding, Series A, AGM-Insured, 5.250% due 1/1/27	3,652,800

		Total New Jersey	9,409,772

New Mexico – 1.4%
1,150,000	AA+	New Mexico Finance Authority Revenue, Senior Lien-Public Project Revolving Fund, Series E, NPFG-Insured, 5.000% due 6/1/29	1,258,560

New York – 5.3%
		New York City, NY:
1,450,000	AAA	Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,536,783
1,000,000	AA	Series D, 5.000% due 11/1/27	1,084,990
		New York State:
1,000,000	AA−	Dormitory Authority Revenue, Series B, Mandatory Put 5/15/12 @ 100, 5.250%, due 11/15/23(e)	1,072,450
1,100,000	AAA	Urban Development Corp., Refunding, Correctional Capital Facilities, Series A, AGM-Insured, 5.250% due 1/01/14	1,201,497

		Total New York	4,895,720

North Carolina – 1.2%
1,000,000	A−	North Carolina Eastern Municipal Power Agency, Series B, 5.000% due 1/1/26	1,087,160

Oregon – 3.0%
1,000,000	AAA	Oregon State Department of Administrative Services, COP, Series A, AGM-Insured, 5.000% due 5/1/24	1,089,080
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No 23, GO, NPFG-Insured, 5.000% due 6/15/22	1,620,405

		Total Oregon	2,709,485

Pennsylvania – 2.6%
2,000,000	AA	Commonwealth of Pennsylvania, GO, 5.000% due 7/1/17	2,420,860

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating††	Security	Value

Tennessee – 1.1%
$1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, University Health System, 5.250% due 4/1/36	$998,560

Texas – 11.9%
2,000,000	AAA	Keller, Texas Independent School District, PSF-GTD−Insured, 4.750% due 8/15/32	2,120,080
2,000,000	AA	RoundRock, Texas, Independent School District, GO, 5.000% due 8/1/33	2,179,720
		Texas State, Transportation Commission:
1,000,000	AAA	5.000%, due 4/1/27	1,118,560
2,575,000	AAA	5.250%, due 4/1/26	3,280,602
1,000,000	A+	University of North Texas, University Revenue, Financing System, Prerefunded4/15/12 @ 100, FGIC & NPFG-Insured, 5.000% due 4/15/18(a)	1,075,230
1,000,000	AAA	Waxahachie, Texas, GO, Series A, AGM-Insured, 5.000% due 8/1/25	1,104,910

		Total Texas	10,879,102

Virginia – 1.9%
1,550,000	AA+	Virginia Commonwealth Transportation Board, Transportation District Revenue, Series A, 5.000% due 5/15/13	1,735,923

Washington – 8.7%
1,500,000	AAA	Central Puget Sound Regional Transportation Authority, Sales & Use Tax Revenue, Series A, AMBAC-Insured, 5.000% due 11/1/24	1,643,895
2,000,000	AA+	King County, Washington School District No 210 Federal Way, FGIC, NPFG-Insured & School Bond Guarantee, 5.000% due 12/1/23	2,264,200
2,000,000	AA+	State of Washington, GO, Series A, 5.000% due 7/1/22	2,333,300
1,500,000	AA−	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	1,699,425

		Total Washington	7,940,820

Wisconsin – 1.4%
1,340,000	BBB	Wisconsin State, HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,319,176

		TOTAL MUNICIPAL BONDS (Cost — $81,593,387)	87,445,078

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $81,593,387)	87,445,078

SHORT-TERM INVESTMENTS — 4.0%
TIME DEPOSITS- 4.0%
3,688,048		Wells Fargo – Grand Cayman, 0.030% due 9/1/10 (Cost — $3,688,048)	3,688,048

		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,688,048)	3,688,048

		TOTAL INVESTMENTS – 99.5% (Cost — $85,281,435 #)	91,133,126

		Other Assets in Excess of Liabilities – 0.5%	501,308

		TOTAL NET ASSETS – 100.0%	$91,634,434

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
#	Aggregate cost for federal income tax purposes is $85,281,435.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Abbreviations used in this schedule:

AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	Ambac Assurance Corporation
AMT	—	Alternative Minimum Tax
COP	—	Certificate of Participation
FGIC	—	Financial Guarantee Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HEFA	—	Health & Education Facility Authority
NPFG	—	National Public Finance Guarantee Corp.
XLCA	—	XL Capital Assurance Inc.

See pages 137 and 138 for definition of ratings.

Summary of Investments by Industry

Education	22.5%
General Obligation	21.9
Transportation	16.5
Health Care Providers & Services	12.3
Utilities	8.1
Development	3.8
Public Facilities	3.6
Water and Sewer	2.8
Housing	2.0
Airport	1.3
Power	1.2
Short-Term Investments	4.0

100.0%

As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.6%
CERTIFICATES OF DEPOSIT — 4.0%
$1,000,000	Banco Bilbao Vizcaya Argentaria, 0.558% due 1/28/11 (a)	$1,000,000
4,000,000	Bank of Montreal, 0.230% due 10/4/10	4,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $5,000,000)	5,000,000

COMMERCIAL PAPER — 54.6%
2,700,000	American Honda Finance, 0.310% due 11/3/10 (b)	2,698,535
3,000,000	Amsterdam Funding Corp., 0.541% due 9/13/10 (b)(c)	2,999,460
3,000,000	ANZ National International Ltd., 0.440% due 9/27/10 (b)(c)	2,999,047
3,000,000	Barton Capital LLC, 0.370% due 9/13/10 (b)(c)	2,999,630
2,000,000	Crown Point Capital Co. LLC, 0.430% due 9/7/10 (b)(c)	1,999,857
3,000,000	Falcon Asset Securitization Co. LLC, 0.230% due 9/27/10 (b)(c)	2,999,502
2,500,000	General Electric Capital Corp., 0.260% due 10/25/10 (b)	2,499,025
3,000,000	Google Inc., 0.230% due 11/2/10 (b)	2,998,812
5,000,000	IBM Corp., 0.180% due 9/1/10 (b)(c)	4,999,999
1,300,000	ING (US) Funding LLC, 0.430% due 10/21/10 (b)	1,299,224
2,600,000	Johnson & Johnson, 0.190% due 10/1/10 (b)(c)	2,599,588
3,000,000	JPMorgan Chase & Co., 0.300% due 10/12/10 (b)	2,998,975
3,845,000	Merck & Co., Inc., 0.190% due 9/10/10 (b)(c)	3,844,817
2,459,000	Mont Blanc Capital Corp., 0.270% due 10/4/10 (b)(c)	2,458,391
3,000,000	Nordea North America Inc., 0.250% due 11/8/10(b)	2,998,583
3,500,000	Novartis Securities Investment Ltd., 0.230% due 10/1/10 (b)(c)	3,499,329
3,000,000	NRW.BANK, 0.300% due 11/5/10 (b)	2,998,375
4,000,000	Roche Holdings Inc., 0.190% due 10/15/10 (b)(c)	3,999,071
3,000,000	Sheffield Receivables Co., 0.300% due 10/1/10 (b)(c)	2,999,250
2,500,000	Skandinaviska Enskilda Banken AB, 0.601% due 9/21/10 (b)(c)	2,499,167
	Societe Generale North America Inc.:
2,000,000	0.295% due 10/1/10 (b)	1,999,508
2,000,000	0.400% due 11/4/10 (b)	1,998,578
2,000,000	The International Bank for Reconstruction and Development, 0.320% due 9/1/10 (b)	2,000,000
2,000,000	Toyota Motor Credit Corp., 0.571% due 9/2/10 (b)	1,999,968
1,000,000	Windmill Funding Corp., 0.260% due 10/13/10 (b)(c)	999,697

	TOTAL COMMERCIAL PAPER (Cost — $68,386,388)	68,386,388

TIME DEPOSITS — 1.5%
925,937	HSBC Bank – Grand Cayman, 0.030% due 9/1/10	925,937
999,544	Wells Fargo – Grand Cayman, 0.030% due 9/1/10	999,544

	TOTAL TIME DEPOSITS (Cost — $1,925,481)	1,925,481

U.S. GOVERNMENT AGENCIES — 25.9%
1,500,000	Federal Home Loan Bank (FHLB), 0.750% due 7/8/11	1,504,250
	Federal Home Loan Bank (FHLB), Discount Notes:
971,000	0.100% due 9/1/10 (b)	971,000
4,000,000	0.165% due 11/5/10 (b)	3,998,808
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
6,000,000	0.301% due 9/14/10 (b)	5,999,351
2,000,000	0.230% due 9/30/10 (b)	1,999,629
5,000,000	0.170% due 11/15/10 (b)	4,998,230
4,000,000	0.220% due 1/5/11 (b)	3,996,920
3,000,000	0.220% due 2/22/11 (b)	2,996,810
2,000,000	0.250% due 3/1/11 (b)	1,997,486
	Federal National Mortgage Association (FNMA), Discount Notes:
3,000,000	0.210% due 9/13/10 (b)	2,999,790

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

U.S. GOVERNMENT AGENCIES — 25.9% — (continued)

$1,000,000	0.190% due 1/26/11 (b)	$999,224

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $32,461,498)	32,461,498

U.S. GOVERNMENT OBLIGATIONS — 13.6%
	U.S. Treasury Bills:
12,000,000	0.147% due 10/14/10 (b)	11,997,893
2,000,000	0.145% due 10/21/10 (b)	1,999,599
3,000,000	0.150% due 11/18/10 (b)	2,999,025

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $16,996,517)	16,996,517

	TOTAL SHORT-TERM INVESTMENTS (Cost — $124,769,884)	124,769,884

	TOTAL INVESTMENTS — 99.6% (Cost — $124,769,884#)	124,769,884

	Cash and Other Assets in Excess of Liabilities — 0.4%	464,809

	TOTAL NET ASSETS — 100.0%	$125,234,693

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(b)	Rate shown represents yield-to-maturity.
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $124,769,884.

See Notes to Financial Statements.

Ratings
(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa
— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings
(unaudited) (continued)

Short-Term Security Ratings

SP-1
— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1
— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1
— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

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Statement of Operations
For the Year Ended August 31, 2010

	Large	Large	Small	Small		Emerging
	Capitalization	Capitalization	Capitalization	Capitalization	International	Markets	Core Fixed		International	Municipal	Money
	Growth	Value Equity	Growth	Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

ASSETS:
Investments, at cost	$1,407,841,976	$1,099,471,490	$282,230,040	$177,898,672	$743,018,345	$646,545,185	$1,083,746,579	$187,001,185	$232,475,528	$85,281,435	$124,769,884
Foreign currency, at cost	—	—	—	—	76,028	4,045,933	182	—	—	—	—

Investments, at value *	$1,526,608,781	$1,127,112,808	$314,520,931	$218,451,750	$803,614,232	$826,575,539	$1,116,340,038	$192,976,406	$240,777,379	$91,133,126	$124,769,884	**
Foreign currency, at value	—	—	—	—	74,422	4,052,890	2,066	—	—	—	—
Cash	5,115	909	478	174	802	774	51	314	204	127	24
Receivable for manager waiver	—	—	—	—	—	—	—	—	—	—	11,595
Receivable for securities sold	17,005,644	9,971,353	1,952,429	557,143	6,054,237	3,191,257	127,283,598	803,387	17,485,724	—	—
Dividends and interest receivable	1,398,619	3,513,933	69,537	293,274	1,841,194	2,506,996	6,924,213	3,982,220	2,588,144	1,025,678	2,255
Receivable for Fund shares sold	1,686,596	574,420	195,723	76,739	757,322	841,739	2,531,149	557,498	1,487,375	25,834	951,269
Receivable for open forward foreign currency contracts (Notes 1 and 3)	—	—	—	—	210,470	—	355,377	—	1,180,101	—	—
Receivable from broker - variation margin on open futures contracts (Notes 1 and 3)	—	—	—	—	—	1,363,789	32,764	—	463,789	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—	—	—	—	2,666,140	—	2,483,091	—	—
Swap premiums paid (Notes 1 and 3)	—	—	—	—	—	—	560,588	—	1,009,474	—	—
Prepaid expenses	31,074	30,426	17,068	17,149	20,912	19,972	26,009	10,383	11,488	9,642	15,337

Total Assets	1,546,735,829	1,141,203,849	316,756,166	219,396,229	812,573,591	838,552,956	1,256,721,993	198,330,208	267,486,769	92,194,407	125,750,364

LIABILITIES:
Payable for securities on loan	32,771,409	23,615,053	52,550,608	14,581,870	7,933,285	25,201,465	1,115,771	7,317,914	—	—	—
Payable for Fund shares repurchased	3,091,457	2,627,141	650,553	645,342	1,630,297	1,822,496	2,130,300	464,063	601,402	471,553	439,975
Payable for securities purchased	14,444,423	11,834,508	1,139,722	776,919	6,745,373	1,956,079	221,293,251	496,837	39,916,268	—	—
Investment management fee payable	765,978	565,892	175,163	137,807	457,895	516,200	325,206	85,001	88,599	30,070	8,611
Transfer agent fees payable	33,194	35,225	27,355	18,569	19,206	13,159	19,275	5,749	7,526	727	1,366
Custody fee payable	83,356	73,744	17,361	14,775	78,799	100,320	91,946	25,532	34,573	7,366	1,938
Trustees’ fees payable	15,288	17,217	7,608	4,576	9,459	6,834	7,352	3,346	5,719	2,469	2,190
Due to custodian	—	—	—	—	—	—	—	—	325,209	—	—
Swap premiums received (Notes 1 and 3)	—	—	—	—	—	—	467,893	—	226,242	—	—
Forward sale commitments, at value (proceeds received $24,903,512 and $1,084,063, respectively)(Note 1)	—	—	—	—	—	—	24,931,344	—	1,076,719	—	—
Options written, at value (premiums received $330,175 and $195,126, respectively) (Notes 1 and 3)	—	—	—	—	—	—	357,421	—	141,731	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—	—	—	—	2,989,160	—	1,365,258	—	—
Payable for open forward foreign currency contracts (Notes 1 and 3)	—	—	—	—	511,773	9,640	595,048	—	829,080	—	—
Deposits from counterparty	—	—	—	—	—	—	1,520,000	—	2,510,000	—	—
Distributions payable	—	—	—	—	—	—	3,165	1,904	—	46	1
Accrued expenses	112,235	112,990	84,756	81,142	97,406	93,082	122,565	73,158	100,537	47,742	61,590

Total Liabilities	51,317,340	38,881,770	54,653,126	16,261,000	17,483,493	29,719,275	255,969,697	8,473,504	47,228,863	559,973	515,671

Total Net Assets	$1,495,418,489	$1,102,322,079	$262,103,040	$203,135,229	$795,090,098	$808,833,681	$1,000,752,296	$189,856,704	$220,257,906	$91,634,434	$125,234,693

NET ASSETS:
Par value (Note 4)	$126,781	$146,251	$17,927	$21,235	$88,122	$54,677	$113,639	$45,835	$26,181	$9,514	$125,228
Paid-in capital in excess of par value	1,754,786,918	1,677,768,626	461,151,184	203,922,053	1,173,333,297	762,124,269	944,545,410	238,190,250	215,356,966	86,964,316	125,096,873
Undistributed (Dividend in excess of) net investment income	3,137,268	19,742,945	—	2,997,580	11,706,539	11,334,978	6,140,441	1,869,497	11,656,896	143,879	25
Accumulated net realized gain (loss) on investments, futures contracts, options written, forward sale commitments, swap contracts and foreign currency transactions	(381,399,283)	(622,977,061)	(231,356,962)	(44,358,717)	(450,357,112)	(144,586,766)	18,384,962	(56,224,099)	(17,357,029)	(1,334,966)	12,567
Net unrealized appreciation on investments, futures contracts, options written, forward sale commitments, swap contracts and foreign currency transactions	118,766,805	27,641,318	32,290,891	40,553,078	60,319,252	179,906,523	31,567,844	5,975,221	10,574,892	5,851,691	—

Total Net Assets	$1,495,418,489	$1,102,322,079	$262,103,040	$203,135,229	$795,090,098	$808,833,681	$1,000,752,296	$189,856,704	$220,257,906	$91,634,434	$125,234,693

Shares Outstanding	126,780,839	146,251,346	17,926,848	21,235,328	88,121,919	54,677,175	113,638,864	45,834,687	26,180,550	9,514,203	125,227,889

Net Asset Value	$11.80	$7.54	$14.62	$9.57	$9.02	$14.79	$8.81	$4.14	$8.41	$9.63	$1.00

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, and High Yield Investments with a market value of $32,021,971, $22,796,420, $51,382,081, $14,328,989, $7,660,092, $24,551,890, $1,058,891 and $7,074,921, respectively.
**	Value represents amortized cost.

See Notes to Financial Statements.

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Statement of Operations
For the Year Ended August 31, 2010

	Large	Large	Small	Small		Emerging
	Capitalization	Capitalization	Capitalization	Capitalization	International	Markets	Core Fixed		International	Municipal	Money
	Growth	Value Equity	Growth	Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

INVESTMENT INCOME:
Dividends	$13,113,983	$41,705,630	$1,398,844	$6,618,942	$19,046,405	$21,295,734	$4,654	$262,990	$—	$—	$—
Interest	8,385	9,584	4,035	3,197	7,158	19,655	40,865,592	17,669,165	6,695,719	3,501,787	583,985
Income from securities lending	68,304	278,375	223,465	248,149	529,455	199,139	10,470	45,431	35	—	—
Miscellaneous income	—	216	—	241	318	7,530	1,539	—	—	—	—
Less: Foreign taxes withheld	(191,020)	(289,281)	(7,508)	(25,557)	(1,745,417)	(2,025,439)	—	—	—	—	—

Total Investment Income	12,999,652	41,704,524	1,618,836	6,844,972	17,837,919	19,496,619	40,882,255	17,977,586	6,695,754	3,501,787	583,985

EXPENSES:
Investment management fee (Note 2)	8,468,318	8,008,655	3,096,968	2,993,987	5,305,623	6,987,391	3,784,513	1,276,715	1,035,704	349,759	158,679
Transfer agent fees (Note 2)	322,684	321,957	271,867	238,899	283,667	253,609	219,003	87,602	150,374	9,153	197,226
Custody fees	516,772	411,754	154,786	148,001	484,524	786,396	608,460	169,625	200,677	44,880	84,276
Trustees’ fees	148,881	144,956	44,943	46,039	80,678	83,796	102,872	20,435	24,717	10,966	31,591
Shareholder reports	118,646	122,327	100,701	99,144	105,976	90,658	84,876	38,477	64,239	4,265	84,285
Insurance	67,471	61,574	16,156	15,766	36,771	28,519	39,946	6,559	10,101	3,875	10,881
Audit and tax	33,610	33,614	34,540	34,446	39,414	40,911	69,113	45,304	66,972	33,220	30,811
Legal fees	53,174	56,005	58,078	59,518	57,964	56,146	55,507	58,075	58,590	58,061	60,065
Registration fees	19,147	17,465	19,045	19,496	18,935	21,198	18,637	20,134	18,066	18,339	17,882
Interest expense on forward sale commitments	—	—	—	—	—	—	2,667	—	—	—	—
Miscellaneous expenses	82,930	77,774	24,061	23,417	47,764	42,935	53,088	10,411	13,767	8,120	16,956

Total Investment Expenses	9,831,633	9,256,081	3,821,145	3,678,713	6,461,316	8,391,559	5,038,682	1,733,337	1,643,207	540,638	692,652
Less: Fee waivers and/or expense reimbursement (Note 2)	—	(8,606)	(46,363)	(39,272)	(131,959)	(1,073,195)	(29,413)	(288,736)	—	—	(135,114)

Net Expenses	9,831,633	9,247,475	3,774,782	3,639,441	6,329,357	7,318,364	5,009,269	1,444,601	1,643,207	540,638	557,538

Net Investment Income (Loss)	$3,168,019	$32,457,049	$(2,155,946)	$3,205,531	$11,508,562	$12,178,255	$35,872,986	$16,532,985	$5,052,547	$2,961,149	$26,447

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$110,821,913	$112,426,468	$40,216,035	$32,981,844	$8,553,149	$62,503,843	$25,132,324	$7,474,971	$3,862,146	$128,185	$1,102,322
Futures contracts	—	—	—	—	—	595,364	5,811,823	—	3,578,770	—	—
Options written	—	—	—	—	—	—	1,461,022	—	821,795	—	—
Forward sale commitments	—	—	—	—	—	—	(2,442,871)	—	(188,496)	—	—
Swap contracts	—	—	—	—	—	—	(1,607,764)	—	1,681,345	—	—
Foreign currency transactions	—	—	—	—	1,643,504	270,236	824,185	—	5,175,343	—	—

Net Realized Gain (Loss)	110,821,913	112,426,468	40,216,035	32,981,844	10,196,653	63,369,443	29,178,719	7,474,971	14,930,903	128,185	1,102,322

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(36,504,570)	(62,740,929)	17,436,278	13,694,592	12,613,517	42,392,171	49,564,721	8,768,056	6,228,898	5,011,634	—
Futures contracts	—	—	—	—	—	(11,463)	(1,033,607)	—	38,149	—	—
Options written	—	—	—	—	—	—	(59,703)	—	(150,042)	—	—
Forward sale commitments	—	—	—	—	—	—	249,206	—	81,190	—	—
Swap contracts	—	—	—	—	—	—	950,481	—	(596,551)	—	—
Foreign currency transactions	—	—	—	—	(328,935)	17,922	(304,812)	—	917,830	—	—

Change in Net Unrealized Appreciation (Depreciation)	(36,504,570)	(62,740,929)	17,436,278	13,694,592	12,284,582	42,398,630	49,366,286	8,768,056	6,519,474	5,011,634	—

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	74,317,343	49,685,539	57,652,313	46,676,436	22,481,235	105,768,073	78,545,005	16,243,027	21,450,377	5,139,819	1,102,322

Total Net Assets Increase (Decrease) in Net Assets From Operations	$77,485,362	$82,142,588	$55,496,367	$49,881,967	$33,989,797	$117,946,328	$114,417,991	$32,776,012	$26,502,924	$8,100,968	$1,128,769

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Year Ended August 31, 2010 and August 31, 2009

	Large Capitalization		Large Capitalization		Small Capitalization		Small Capitalization		International Equity		Emerging Markets
	Growth Investments		Value Equity Investments		Growth Investments		Value Equity Investments		Investments		Equity Investments
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

OPERATIONS:
Net investment income (loss)	$3,168,019	$6,275,697	$32,457,049	$42,597,475	$(2,155,946)	$(1,736,072)	$3,205,531	$4,183,443	$11,508,562	$15,169,600	$12,178,255	$9,265,601
Net realized gain (loss)	110,821,913	(471,376,254)	112,426,468	(700,632,114)	40,216,035	(66,146,891)	32,981,844	(77,652,796)	10,196,653	(441,880,954)	63,369,443	(203,129,061)
Change in net unrealized appreciation (depreciation)	(36,504,570)	(78,813,906)	(62,740,929)	150,144,219	17,436,278	(61,167,217)	13,694,592	7,265,903	12,284,582	151,928,161	42,398,630	97,034,466

Increase (Decrease) in Net Assets From Operations	77,485,362	(543,914,463)	82,142,588	(507,890,420)	55,496,367	(129,050,180)	49,881,967	(66,203,450)	33,989,797	(274,783,193)	117,946,328	(96,828,994)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(6,276,001)	(4,377,108)	(38,084,538)	(43,375,754)	—	—	(3,465,653)	(2,581,324)	(19,201,507)	(31,256,469)	(7,613,890)	(3,916,782)
Net realized gains	—	(25,056,642)	—	—	—	—	—	(13,756,305)	—	(47,712,750)	—	(14,413,586)

Decrease in Net Assets From Distributions to Shareholders	(6,276,001)	(29,433,750)	(38,084,538)	(43,375,754)	—	—	(3,465,653)	(16,337,629)	(19,201,507)	(78,969,219)	(7,613,890)	(18,330,368)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	430,286,850	400,491,954	220,223,789	381,829,188	99,400,882	179,728,932	61,639,433	202,735,827	240,493,160	187,265,397	217,033,271	339,898,649
Reinvestment of distributions	6,128,319	28,971,181	37,269,208	42,579,605	—	—	3,400,935	16,095,851	18,761,314	77,728,755	7,514,362	18,154,243
Cost of shares repurchased	(322,238,324)	(760,478,579)	(472,507,533)	(571,963,461)	(263,510,453)	(138,363,761)	(281,995,949)	(141,801,878)	(203,474,501)	(593,991,027)	(197,465,305)	(205,879,965)

Increase (Decrease) in Net Assets From Fund Share Transactions	114,176,845	(331,015,444)	(215,014,536)	(147,554,668)	(164,109,571)	41,365,171	(216,955,581)	77,029,800	55,779,973	(328,996,875)	27,082,328	152,172,927

Increase (Decrease) in Net Assets	185,386,206	(904,363,657)	(170,956,486)	(698,820,842)	(108,613,204)	(87,685,009)	(170,539,267)	(5,511,279)	70,568,263	(682,749,287)	137,414,766	37,013,565
NET ASSETS:
Beginning of year	1,310,032,283	2,214,395,940	1,273,278,565	1,972,099,407	370,716,244	458,401,253	373,674,496	379,185,775	724,521,835	1,407,271,122	671,418,915	634,405,350

End of year*	$1,495,418,489	$1,310,032,283	$1,102,322,079	$1,273,278,565	$262,103,040	$370,716,244	$203,135,229	$373,674,496	$795,090,098	$724,521,835	$808,833,681	$671,418,915

* Includes undistributed net investment income of:	$3,137,268	$6,275,954	$19,742,945	$25,380,658	$—	$—	$2,997,580	$3,465,336	$11,706,539	$19,121,419	$11,334,978	$7,131,258

See Notes to Financial Statements.

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Statements of Changes in Net Assets
For the Year Ended August 31, 2010 and August 31, 2009

	Core Fixed Income		High Yield		International Fixed		Municipal Bond		Money Market
	Investments		Investments		Income Investments		Investments		Investments
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

OPERATIONS:
Net investment income (loss)	$35,872,986	$40,716,372	$16,532,985	$12,134,236	$5,052,547	$9,588,713	$2,961,149	$3,190,733	$26,447	$766,053
Net realized gain (loss)	29,178,719	17,939,668	7,474,971	(16,501,109)	14,930,903	2,910,946	128,185	(1,362,332)	1,102,322	37,293
Change in net unrealized appreciation (depreciation)	49,366,286	12,320,672	8,768,056	6,875,302	6,519,474	5,076,089	5,011,634	1,982,395	—	—

Increase (Decrease) in Net Assets From Operations	114,417,991	70,976,712	32,776,012	2,508,429	26,502,924	17,575,748	8,100,968	3,810,796	1,128,769	803,346

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(36,787,155)	(41,335,529)	(16,773,824)	(12,348,057)	(9,544,625)	(20,938,038)	(2,961,019)	(3,190,602)	(26,422)	(766,053)
Net realized gains	(15,709,138)	(15,023,168)	—	—	—	—	—	—	(1,116,123)	—

Decrease in Net Assets From Distributions to Shareholders	(52,496,293)	(56,358,697)	(16,773,824)	(12,348,057)	(9,544,625)	(20,938,038)	(2,961,019)	(3,190,602)	(1,142,545)	(766,053)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	237,544,624	387,772,957	54,096,028	76,111,800	55,296,749	95,433,344	24,571,614	42,895,443	103,826,232	349,247,639
Reinvestment of distributions	51,157,133	54,692,315	16,376,783	11,904,482	9,250,395	20,374,381	2,803,234	2,931,673	955,717	721,794
Cost of shares repurchased	(221,789,623)	(537,701,961)	(49,524,669)	(55,529,164)	(58,331,002)	(200,914,576)	(25,048,413)	(63,083,860)	(271,445,454)	(202,286,948)

Increase (Decrease) in Net Assets From Fund Share Transactions	66,912,134	(95,236,689)	20,948,142	32,487,118	6,216,142	(85,106,851)	2,326,435	(17,256,744)	(166,663,505)	147,682,485

Increase (Decrease) in Net Assets	128,833,832	(80,618,674)	36,950,330	22,647,490	23,174,441	(88,469,141)	7,466,384	(16,636,550)	(166,677,281)	147,719,778
NET ASSETS:
Beginning of year	871,918,464	952,537,138	152,906,374	130,258,884	197,083,465	285,552,606	84,168,050	100,804,600	291,911,974	144,192,196

End of year*	$1,000,752,296	$871,918,464	$189,856,704	$152,906,374	$220,257,906	$197,083,465	$91,634,434	$84,168,050	$125,234,693	$291,911,974

* Includes undistributed net investment income of:	$6,140,441	$6,775,642	$1,869,497	$1,519,275	$11,656,896	$7,331,489	$143,879	$143,749	$25	$—

See Notes to Financial Statements.

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Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)

Net asset value, Beginning of Year	$11.15	$14.66	$15.45	$12.88	$12.73

Income (Loss) from Operations:
Net investment income (loss)	0.03	0.04	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	0.68	(3.35)	(0.55)	2.54	0.16

Total Income (Loss) from Operations	0.71	(3.31)	(0.52)	2.57	0.15

Less Distributions From:
Net investment income	(0.06)	(0.03)	(0.03)	—	—
Net realized gain	—	(0.17)	(0.24)	—	—

Total Distributions	(0.06)	(0.20)	(0.27)	—	—

Net Asset Value, End of Year	$11.80	$11.15	$14.66	$15.45	$12.88

Total Return(2)	6.30%	(22.25)%	(3.52)%	19.95%	1.18%
Net Assets, End of Year (millions)	$1,495	$1,310	$2,214	$2,464	$1,807
Ratio of Average to Net Assets:
Gross expenses	0.70%	0.71%	0.69%	0.70%	0.78%
Net expenses	0.70 (3)	0.71 (3)	0.69 (3)	0.70	0.77 (3)
Net investment income (loss)	0.22	0.44	0.18	0.18	(0.06)
Portfolio Turnover Rate	92%	113%	79%	112%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Value Equity Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006

Net asset value, Beginning of Year	$7.34	$9.88	$12.87	$12.25	$11.50

Income (Loss) from Operations:
Net investment income (loss)	0.19	0.22	0.23	0.21	0.21
Net realized and unrealized gain (loss)	0.23	(2.55)	(1.92)	1.43	1.21

Total Income (Loss) from Operations	0.42	(2.33)	(1.69)	1.64	1.42

Less Distributions From:
Net investment income	(0.22)	(0.21)	(0.23)	(0.19)	(0.19)
Net realized gain	—	—	(1.07)	(0.83)	(0.48)

Total Distributions	(0.22)	(0.21)	(1.30)	(1.02)	(0.67)

Net Asset Value, End of Year	$7.54	$7.34	$9.88	$12.87	$12.25

Total Return(2)	5.67%	(23.14)%	(14.23)%	13.58%	12.82%
Net Assets, End of Year (millions)	$1,102	$1,273	$1,972	$1,816	$1,546
Ratios to Average Net Assets:
Gross expenses	0.69%	0.72%	0.69%	0.70%	0.77%
Net expenses	0.69 (3)	0.71 (3)	0.67 (3)	0.69 (3)	0.76 (3)
Net investment income	2.43	3.30	2.12	1.67	1.73
Portfolio Turnover Rate	104%	97%	55%	46%	58%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Growth Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)

Net asset value, Beginning of Year	$12.99	$17.32	$18.28	$15.83	$14.89

Income (Loss) from Operations:
Net investment loss	(0.09)	(0.07)	(0.09)	(0.10)	(0.01)
Net realized and unrealized gain (loss)	1.72	(4.26)	(0.87)	2.55	0.95

Total Income (Loss) from Operations	1.63	(4.33)	(0.96)	2.45	0.94

Net Asset Value, End of Year	$14.62	$12.99	$17.32	$18.28	$15.83

Total Return(2)	12.55%	(25.00)%	(5.25)%	15.48%	6.31%
Net Assets, End of Year (millions)	$262	$371	$458	$402	$369
Ratios to Average to Net Assets:
Gross expenses	0.99%	1.08%	1.00%	0.99%	1.12%
Net expenses	0.98 (3)	1.07 (3)	0.99 (3)	0.99 (3)	1.08 (3)
Net investment income (loss)	(0.56)	(0.59)	(0.51)	(0.58)	(0.08)
Portfolio Turnover Rate	84%	73%	66%	69%	59%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Value Equity Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006

Net asset value, Beginning of Year	$8.67	$10.65	$13.51	$14.19	$16.95

Income (Loss) from Operations:
Net investment income	0.08	0.11	0.12	0.15	0.09
Net realized and unrealized gain (loss)	0.90	(1.63)	(0.89)	1.46	1.52

Total Income (Loss) from Operations	0.98	(1.52)	(0.77)	1.61	1.61

Less Distributions From:
Net investment income	(0.08)	(0.07)	(0.10)	(0.11)	(0.09)
Net realized gains	—	(0.39)	(1.99)	(2.18)	(4.28)

Total Distributions	(0.08)	(0.46)	(2.09)	(2.29)	(4.37)

Net Asset Value, End of Year	$9.57	$8.67	$10.65	$13.51	$14.19

Total Return(2)	11.35%	(12.73)%	(5.36)%	11.94%	11.73%
Net Assets, End of Year (millions)	$203	$374	$379	$352	$344
Ratios to Average Net Assets:
Gross expenses	0.98%	1.09%	1.01%	1.01%	1.12%
Net expenses	0.97 (3)	1.08 (3)	0.99 (3)	1.01	1.09 (3)
Net investment income	0.86	1.54	1.07	1.06	0.64
Portfolio Turnover Rate	25%	53%	39%	40%	31%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Equity Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)

Net asset value, Beginning of Year	$8.97	$11.90	$15.57	$13.55	$11.12

Income (Loss) from Operations:
Net investment income	0.14	0.15	0.30	0.23	0.22
Net realized and unrealized gain (loss)	0.15	(2.32)	(2.61)	2.08	2.38

Total Income (Loss) from Operations	0.29	(2.17)	(2.31)	2.31	2.60

Less Distributions From:
Net investment income	(0.24)	(0.30)	(0.21)	(0.29)	(0.17)
Net realized gain	—	(0.46)	(1.15)	—	—

Total Distributions	(0.24)	(0.76)	(1.36)	(0.29)	(0.17)

Net Asset Value, End of Year	$9.02	$8.97	$11.90	$15.57	$13.55

Total Return(2)	3.12%	(15.48)%	(16.23)%	17.21%	23.55%
Net Assets, End of Year (millions)	$795	$725	$1,407	$1,655	$1,309
Ratios to Average Net Assets:
Gross expenses	0.85%	0.91%	0.83%	0.82%	0.84%
Net expenses	0.84 (3)	0.90 (3)	0.77 (3)	0.75 (3)	0.83 (3)
Net investment income	1.52	1.98	2.16	1.57	1.76
Portfolio Turnover Rate	73%	72%	124%	44%	50%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Emerging Markets Equity Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006(1)

Net asset value, Beginning of Year	$12.80	$15.36	$19.19	$13.59	$10.55

Income (Loss) from Operations:
Net investment income	0.23	0.19	0.23	0.21	0.15
Net realized and unrealized gain (loss)	1.90	(2.39)	(2.24)	5.52	3.01

Total Income (Loss) from Operations	2.13	(2.20)	(2.01)	5.73	3.16

Less Distributions From:
Net investment income	(0.14)	(0.08)	(0.35)	(0.13)	(0.12)
Net realized gain	—	(0.28)	(1.47)	—	—

Total Distributions	(0.14)	(0.36)	(1.82)	(0.13)	(0.12)

Net Asset Value, End of Year	$14.79	$12.80	$15.36	$19.19	$13.59

Total Return(2)	16.69%	(12.86)%	(12.37)%	42.41%	30.10%
Net Assets, End of Year (millions)	$809	$671	$634	$530	$287
Ratio of Average to Net Assets:
Gross expenses	1.08%	1.12%	1.08%	1.15%	1.32%
Net expenses	0.94 (3)	0.98 (3)	0.93 (3)	1.04 (3)	1.28 (3)
Net investment income	1.57	1.87	1.24	1.31	1.15
Portfolio Turnover Rate	53%	133%	74%	66%	70%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Core Fixed Income Investments

	2010(1)		2009(1)		2008(1)		2007(1)		2006

Net asset value, Beginning of Year	$8.25		$8.05		$8.07		$8.09		$8.35

Income (Loss) from Operations:
Net investment income	0.32		0.39		0.38		0.38		0.37
Net realized and unrealized gain (loss)	0.71		0.36		0.01		—		(0.25)

Total Income from Operations	1.03		0.75		0.39		0.38		0.12

Less Distributions From:
Net investment income	(0.33)		(0.40)		(0.41)		(0.40)		(0.38)
Net realized gain	(0.14)		(0.15)		—		—		—

Total Distributions	(0.47)		(0.55)		(0.41)		(0.40)		(0.38)

Net Asset Value, End of Year	$8.81		$8.25		$8.05		$8.07		$8.09

Total Return(2)	12.93%		9.96%		4.78%		4.82%		1.51%
Net Assets, End of Year (millions)	$1,001		$872		$953		$861		$760
Ratios to Average Net Assets:
Gross expenses	0.53	%(3)	0.54	%(3)	0.52	%(3)	0.54	%(3)	0.63%
Net expenses	0.53	(3)(4)	0.53	(3)(4)	0.52	(3)(4)	0.54	(3)(4)	0.61	(4)
Net investment income	3.79		4.98		4.56		4.68		4.50
Portfolio Turnover Rate	257%		374%		346	%(5)	400	%(5)	443	%(5)

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments which represents less than 0.01%, 0.01%, 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Amount has been increased from prior years’ presentation to reflect all mortgage dollar roll activity without which the turnover would be lower.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

High Yield Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006

Net asset value, Beginning of Year	$3.77	$4.13	$4.58	$4.62	$4.78

Income (Loss) from Operations:
Net investment income	0.37	0.37	0.39	0.38	0.39
Net realized and unrealized gain (loss)	0.38	(0.35)	(0.46)	(0.03)	(0.22)

Total Income (Loss) from Operations	0.75	0.02	(0.07)	0.35	0.17

Less Distributions From:
Net investment income	(0.38)	(0.38)	(0.38)	(0.39)	(0.33)

Total Distributions	(0.38)	(0.38)	(0.38)	(0.39)	(0.33)

Net Asset Value, End of Year	$4.14	$3.77	$4.13	$4.58	$4.62

Total Return(2)	20.41%	2.48%	(1.69)%	7.56%	3.80%
Net Assets, End of Year (millions)	$190	$153	$130	$86	$110
Ratios to Average Net Assets:
Gross expenses	0.95%	0.97%	0.90%	1.00%	0.90%
Net expenses	0.79 (3)	0.81 (3)	0.74 (3)	0.85 (3)	0.86 (3)
Net investment income (loss)	9.06	11.24	8.78	7.92	6.78
Portfolio Turnover Rate	74%	68%	73%	119%	108%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Fixed Income Investments

	2010(1)	2009(1)		2008(1)		2007(1)		2006(1)

Net asset value, Beginning of Year	$7.77	$7.86		$7.67		$7.78		$8.23

Income (Loss) from Operations:
Net investment income	0.19	0.30		0.32		0.23		0.25
Net realized and unrealized gain (loss)	0.83	0.31		0.05		(0.05)		(0.39)

Total Income from Operations	1.02	0.61		0.37		0.18		(0.14)

Less Distributions From:
Net investment income	(0.38)	(0.70)		(0.18)		(0.29)		(0.09)
Net realized gain	—	—		—		—		(0.06)
Return of capital	—	—		—		—		(0.16)

Total Distributions	(0.38)	(0.70)		(0.18)		(0.29)		(0.31)

Net Asset Value, End of Year	$8.41	$7.77		$7.86		$7.67		$7.78

Total Return(2)	13.55%	8.54%		4.90%		2.33%		(1.70)%
Net Assets, End of Year (millions)	$220	$197		$286		$189		$195
Ratios to Average Net Assets:
Gross expenses	0.79%	0.79	%(3)	0.70	%(3)	0.78	%(3)	0.84%
Net expenses	0.79	0.79	(3)	0.70	(3)	0.78	(3)(4)	0.82 (4)
Net investment income (loss)	2.44	4.00		4.12		3.00		3.25
Portfolio Turnover Rate	93%	263%		263%		433%		416%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments which represents less than 0.01%, 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Municipal Bond Investments

	2010(1)	2009(1)	2008(1)	2007(1)	2006

Net asset value, Beginning of Year	$9.09	$8.92	$8.94	$9.13	$9.26

Income (Loss) from Operations:
Net investment income	0.31	0.34	0.33	0.35	0.32
Net realized and unrealized gain (loss)	0.54	0.17	(0.02)	(0.19)	(0.12)

Total Income (Loss) from Operations	0.85	0.51	0.31	0.16	0.20

Less Distributions From:
Net investment income	(0.31)	(0.34)	(0.33)	(0.35)	(0.33)

Total Distributions	(0.31)	(0.34)	(0.33)	(0.35)	(0.33)

Net Asset Value, End of Year	$9.63	$9.09	$8.92	$8.94	$9.13

Total Return(2)	9.59%	5.98%	3.48%	1.77%	2.26%
Net Assets, End of Year (millions)	$92	$84	$101	$70	$66
Ratios to Average Net Assets:
Gross expenses	0.62%	0.56%	0.56%	0.59%	0.73%
Net expenses	0.62	0.56	0.56	0.59 (3)	0.72 (3)
Net investment income (loss)	3.39	3.86	3.66	3.84	3.70
Portfolio Turnover Rate	2%	25%	26%	14%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Money Market Investments

	2010(1)	2009(1)		2008(1)	2007(1)	2006(1)

Net asset value, Beginning of Year	$1.00	$1.00		$1.00	$1.00	$1.00

Income (Loss) from Operations:
Net investment income	0.00 (2)	0.00	(2)	0.03	0.05	0.04
Net realized and unrealized gain (loss)	0.01	—		—	—	—

Total Income from Operations	0.01	0.00		0.03	0.05	0.04

Less Distributions From:
Net investment income	0.00 (2)	0.00	(2)	(0.03)	(0.05)	(0.04)
Net realized gains	(0.01)	—		—	—	—

Total Distributions	(0.01)	0.00		(0.03)	(0.05)	(0.04)

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return(3)	0.85%	0.49%		3.10%	4.86%	4.03%
Net Assets, End of Year (millions)	$125	$292		$144	$118	$129
Ratios to Average Net Assets:
Gross expenses	0.34%	0.51%		0.44%	0.48%	0.72%
Net expenses(4)	0.27	0.47		0.42	0.47	0.47 (5)
Net investment income	0.01	0.46		3.11	4.75	4.01

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 2.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.60%.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments, (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Consulting Group Capital Markets Funds (the “Trust”) except for International Fixed Income Investments, which is non-diversified. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Each Fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. If the NYSE closes early, the Funds may accelerate calculation of NAV. Portfolio securities of Money Market Investments will be valued at amortized cost. Portfolio securities for each Fund (other than Money Market Investments) for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the London Stock Exchange.

Exchange-traded options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved broker-dealers will be valued using those automated broker-dealer quotations. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap agreement. Foreign currency contracts are valued using the official closing price for such contracts on the London Stock Exchange.

Portfolio securities traded in the over the counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask price. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved pricing service; such valuations will be determined by the pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less will be valued at cost. Term repurchase agreements maturing in more than seven days will be valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by the Manager.

When market quotations are not readily available or are determined to be unreliable by the Trust’s Valuation Committee, the Funds will price such securities pursuant to fair value procedures adopted by the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its NAV. The Board has authorized the use of an independent

Notes to Financial Statements
(continued)

pricing service to fair value foreign securities in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Trust’s Valuation Committee.

The Funds adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820 — Fair Value Measurement and Disclosures (“ASC 820”), effective September 1, 2008. ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the funds (observable inputs) and (2) the funds’ own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level 1 — unadjusted quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments.)

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s securities using the fair value hierarchy:

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Large Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$255,671,411	$255,671,411	$—	$—
Consumer Staples	37,187,752	37,187,752	—	—
Energy	132,903,480	132,903,480	—	—
Financials	89,693,120	89,693,120	—	—
Health Care	223,793,625	223,793,625	—	—
Industrials	178,099,462	178,099,462	—	—
Information Technology	421,606,907	421,606,907	—	—
Materials	39,014,556	39,014,556	—	—
Telecommunication Services	38,272,656	38,272,656	—	—
Short-term:
Money Market Fund	32,771,409	32,771,409	—	—
Time Deposits	74,184,412	—	74,184,412	—
U.S. Government Agency	3,409,991	—	3,409,991	—

Total - Investments, at value	$1,526,608,781	$1,449,014,378	$77,594,403	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Large Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$57,255,607	$57,255,607	$—	$—
Consumer Staples	153,188,368	153,188,368	—	—
Energy	156,711,908	156,711,908	—	—
Financials	171,735,982	171,735,982	—	—
Health Care	152,590,342	152,590,342	—	—
Industrials	128,767,101	128,767,101	—	—
Information Technology	129,774,141	129,774,141	—	—
Materials	29,850,669	29,850,669	—	—
Telecommunication Services	45,140,902	45,140,902	—	—
Utilities	52,553,113	52,553,113	—	—
Warrants:
Financials	4,084,264	4,084,264	—	—
Short-term:
Money Market Fund	23,615,053	23,615,053	—	—
Time Deposits	21,845,358	—	21,845,358	—

Total - Investments, at value	$1,127,112,808	$1,105,267,450	$21,845,358	$—

Small Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$44,203,318	$44,203,318	$—	$—
Consumer Staples	2,335,577	2,335,577	—	—
Energy	25,859,447	25,859,447	—	—
Financials	5,892,636	5,892,636	—	—
Health Care	49,295,174	49,295,174	—	—
Industrials	39,040,592	39,040,592	—	—
Information Technology	80,111,042	80,111,042	—	—
Materials	5,171,783	5,171,783	—	—
Short-term:
Money Market Fund	52,550,608	52,550,608	—	—
Time Deposits	10,060,754	—	10,060,754	—

Total - Investments, at value	$314,520,931	$304,460,177	$10,060,754	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Small Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$28,491,905	$28,491,905	$—	$—
Consumer Staples	16,473,175	16,473,175	—	—
Energy	10,965,190	10,965,190	—	—
Financials	31,324,629	31,324,629	—	—
Health Care	12,057,703	12,057,703	—	—
Industrials	39,309,583	39,309,583	—	—
Information Technology	19,546,408	19,546,408	—	—
Materials	26,674,704	26,674,704	—	—
Telecommunication Services	345,712	345,712	—	—
Utilities	11,399,487	11,399,487	—	—
Short-term:
Commercial Paper	1,144,993	—	1,144,993	—
Money Market Fund	14,581,870	14,581,870	—	—
Time Deposits	6,136,391	—	6,136,391	—

Total - Investments, at value	$218,451,750	$211,170,366	$7,281,384	$—

International Equity Investments
Investments, at value
Common Stocks:
United Kingdom	$142,065,115	$142,065,030	$—	$85
Japan	100,619,238	100,619,238	—	—
Germany	67,595,514	67,595,514	—	—
Switzerland	63,742,116	63,742,116	—	—
France	61,409,140	61,409,140	—	—
Brazil	39,750,075	39,750,075	—	—
Hong Kong	35,417,127	35,417,127	—	—
China	33,676,451	29,817,931	3,858,520	—
Canada	29,412,192	29,412,192	—	—
Other Countries	190,982,296	190,982,296	—	—
Units:
Brazil	2,022,184	2,022,184	—	—
Warrants:
Luxembourg	4,322,353	—	4,322,353	—
Short-term:
Money Market Fund	7,933,285	7,933,285	—	—
Time Deposits	24,667,146	—	24,667,146	—

Total - Investments, at value	$803,614,232	$770,766,128	$32,848,019	$85

Other Financial Instruments
Forward Foreign Currency Contracts	$(301,303)	$—	$(301,303)	$—

Total - Other Financial Instruments	$(301,303)	$—	$(301,303)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Emerging Markets Equity Investments
Investments, at value
Common Stocks:
Brazil	$118,899,747	$118,899,747	$—	$—
South Korea	96,002,126	96,002,126	—	—
China	74,204,517	73,795,968	408,549	—
South Africa	61,193,358	61,193,358	—	—
Russia	59,331,329	59,331,329	—	—
Taiwan	55,847,917	52,492,914	3,355,003	—
Mexico	44,373,145	44,373,145	—	—
Turkey	43,930,000	43,930,000	—	—
Hong Kong	33,475,292	33,475,292	—	—
Other Countries	146,508,438	146,226,075	282,363	—
Preferred Stocks:
Brazil	29,782,652	29,782,652	—	—
Russia	397,820	397,820	—	—
South Korea	1,042,852	1,042,852	—	—
Exchange-Traded Securities (ETFs):
United States	6,332,923	6,332,923	—	—
Hong Kong	2,538,351	2,538,351	—	—
Warrants:
Malaysia	2,450	2,450	—	—
Short-term:
Money Market Fund	25,201,465	25,201,465	—	—
Time Deposits	27,511,157	—	27,511,157	—

Total - Investments, at value	$826,575,539	$795,018,467	$31,557,072	$—

Other Financial Instruments
Forward Foreign Currency Contracts	$(9,640)	$—	$(9,640)	$—
Futures Contracts	(119,000)	(119,000)	—	—

Total - Other Financial Instruments	$(128,640)	$(119,000)	$(9,640)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Core Fixed Income Investments
Investments, at value
Mortgage-Backed Securities	$267,135,035	$—	$267,135,035	$—
Asset-Backed Securities	12,106,012	—	12,106,012	—
Collateralized Mortgage Obligations	135,148,713	—	135,096,262	52,451
Corporate Bonds & Notes	264,008,732	—	264,008,732	—
Municipal Bonds	21,116,087	—	21,116,087	—
Sovereign Bonds	20,713,420	—	20,713,420	—
U.S. Government & Agency Obligations	238,473,933	—	238,473,933	—
Common Stocks:
Energy	3,255	—	3,255	—
Convertible Preferred Stocks:
Consumer Discretionary	169,087	—	169,087	—
Warrants:
Energy	708	—	708	—
Short-term:
Corporate Note	5,204	—	5,204	—
Money Market Fund	1,115,771	1,115,771	—	—
Municipal Bond	1,200,000	—	1,200,000	—
Repurchase Agreements	77,400,000	—	77,400,000	—
Time Deposits	36,611,623	—	36,611,623	—
U.S. Government Agencies	19,892,654	—	19,892,654	—
U.S. Government Obligations	21,239,804	—	21,239,804	—

Total - Investments, at value	$1,116,340,038	$1,115,771	$1,115,171,816	$52,451

Other Financial Instruments
Credit Default Swaps	$1,422,634	$—	$1,422,634	$—
Forward Foreign Currency Contracts	(239,671)	—	(239,671)	—
Forward Sale Commitments	(24,931,344)	—	(24,931,344)	—
Futures Contracts	283,763	283,763	—	—
Interest Rate Swaps	(1,745,654)	—	(1,745,654)	—
Options Written	(357,421)	(27,500)	(329,921)	—

Total - Other Financial Instruments	$(25,567,693)	$256,263	$(25,823,956)	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

High Yield Investments
Investments, at value
Corporate Bonds & Notes	$170,131,975	$—	$170,131,975	$—
Hotels, Restaurants & Leisure	14	—	—	14
Collateralized Mortgage Obligations	11,038	—	11,038	—
Common Stocks:
Consumer Discretionary	569,600	211,482	358,118	—
Energy	23,560	—	23,560	—
Financials
Real Estate Investment Trusts (REITs)	9,721	—	—	9,721
Industrials	44,073	44,073	—	—
Information Technology
Computer Peripherals	158	—	—	158
Materials	127,179	127,179	—	—
Preferred Stocks:
Consumer Discretionary	3	—	3	—
Financials	612,842	352,217	260,625	—
Information Technology	—
Computer Peripherals	36	—	—	36
Convertible Preferred Stocks:
Consumer Discretionary	635,278	—	635,278	—
Financials	3,032,111	3,032,111	—	—
Warrants:
Consumer Discretionary	3,601	—	3,601	—
Hotels, Restaurants & Leisure	1	—	—	1
Energy	5,120	—	5,120	—
Industrials	8,313	—	8,313	—
Short-term:
Corporate Note	90,016	—	90,016	—
Money Market Fund	7,317,914	7,317,914	—	—
Time Deposits	10,353,853	—	10,353,853	—

Total - Investments, at value	$192,976,406	$11,084,976	$181,881,500	$9,930

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

International Fixed Income Investments
Investments, at value
Sovereign Bonds:
Germany	$27,610,188	$—	$27,610,188	$—
Canada	22,719,198	—	22,719,198	—
Italy	20,710,115	—	20,710,115	—
Japan	14,108,539	—	14,108,539	—
France	10,472,839	—	10,472,839	—
Belgium	6,224,987	—	6,224,987	—
Netherlands	5,042,159	—	5,042,159	—
Austria	4,803,436	—	4,803,436	—
Qatar	2,404,500	—	2,404,500	—
Other Countries	6,517,175	—	6,517,175	—
Asset-Backed Securities	1,706,595	—	1,706,595	—
Collateralized Mortgage Obligations	16,096,168	—	16,096,168	—
Corporate Bonds & Notes
United States	24,287,721	—	24,287,721	—
France	8,260,574	—	8,260,574	—
United Kingdom	6,643,888	—	6,643,888	—
Australia	6,068,563	—	6,068,563	—
Netherlands	4,234,043	—	4,234,043	—
Canada	2,976,857	—	2,976,857	—
Norway	2,254,695	—	2,254,695	—
Ireland	1,538,281	—	1,538,281	—
New Zealand	1,472,262	—	1,472,262	—
Other Countries	5,620,675	—	5,620,675	—
Mortgage-Backed Securities	3,276,412	—	3,276,412	—
Municipal Bonds	2,289,999	—	2,289,999	—
U.S. Government & Agency Obligations	18,932,104	—	18,932,104	—
Short-term:
Municipal Bond	1,600,000	—	1,600,000	—
Sovereign Bond	4,149,053	—	4,149,053	—
Time Deposits	8,756,353	—	8,756,353	—

Total - Investments, at value	$240,777,379	$—	$240,777,379	$—

Other Financial Instruments
Credit Default Swaps	$960,084	$—	$960,084	$—
Forward Foreign Currency Contracts	351,021	—	351,021	—
Forward Sale Commitments	(1,076,719)	—	(1,076,719)	—
Futures Contracts	663,465	663,465	—	—
Interest Rate Swaps	157,749	—	157,749	—
Options Written	(141,731)	—	(141,731)	—

Total - Other Financial Instruments	$913,869	$663,465	$250,404	$—

Notes to Financial Statements
(continued)

		Unadjusted Quoted Prices in
		Active Markets for	Significant	Significant
	Total Fair Value at	Identical Investments	Observable	Unobservable
	August 31, 2010	(Level 1)	Inputs (Level 2)	Inputs (Level 3)

Municipal Bond Investments
Investments, at value
Municipal Bonds	$87,445,078	$—	$87,445,078	$—
Short-term:
Time Deposits	3,688,048	—	3,688,048	—

Total - Investments, at value	$91,133,126	$—	$91,133,126	$—

Money Market Investments
Investments, at value
Short-term:
Certificates of Deposit	$5,000,000	$—	$5,000,000	$—
Commercial Paper	68,386,388	—	68,386,388	—
Time Deposits	1,925,481	—	1,925,481	—
U.S. Government Agencies	32,461,498	—	32,461,498	—
U.S. Government Obligations	16,996,517	—	16,996,517	—

Total - Investments, at value	$124,769,884	$—	$124,769,884	$—

For further information regarding security characteristics, see the Schedule of Investments.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the period September 1, 2009, through August 31, 2010:

		Collateralized		Corporate
		Mortgage	Common	Bonds &		Preferred
	Total	Obligations	Stocks	Notes	Warrants	Stocks

International Equity Investments
Balance as of August 31, 2009	$91	$—	$91	$—	$—	$—
Change in unrealized appreciation (depreciation)	(6)	—	(6)	—	—	—

Balance as of August 31, 2010	$85	$—	$85	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2010	$(6)	$—	$(6)	$—	$—	$—

Core Fixed Income Investments
Balance as of August 31, 2009	$9,602	$—	$—	$—	$—	$9,602
Total realized gain (loss)	(47,614)	—	—	—	—	(47,614)
Change in unrealized appreciation (depreciation)	106,104	52,451	—	—	—	53,653
(Sales)	(15,641)	—	—	—	—	(15,641)

Balance as of August 31, 2010	$52,451	$52,451	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2010	$52,451	$52,451	$—	$—	$—	$—

High Yield Investments
Balance as of August 31, 2009	$26,325	$—	$—	$26,325	$—	$—
Change in unrealized appreciation (depreciation)	21,338	—	9,879	11,422	1	36
Transfers in and/or out of Level 3	(37,733)	—	—	(37,733)	—	—

Balance as of August 31, 2010	$9,930	$—	$9,879	$14	$1	$36

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2010	$9,930	$—	$9,879	$14	$1	$36

(b) Accounting for Derivative Instruments. In August 2009, the Funds adopted the FASB ASC 815-10-15-2 and ASC 815-10-65-1, Disclosure about Derivative Instruments and Hedging Activities, an amendment of FASB ASC 815 (“ASC 815-10-15-2 and ASC 815-10-65-1”). ASC 815-10-15-2 and ASC 815-10-65-1 establish disclosure requirements for derivative

Notes to Financial Statements
(continued)

instruments and hedging activities. ASC 815-10-15-2 and ASC 815-10-65-1 require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

In September 2008, FASB Staff Position ASC 815-10, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB ASC 815 and FASB ASC 460-10; and Clarification of the Effective Date of FASB ASC 815-10-15-2 and ASC 815-10-65-1” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. The Funds adopted this amendment in May 2009.

All open derivative positions at period-end for each Fund are disclosed in Note 3 to these Financial Statements.

Following is a description of the derivative instruments utilized by the Funds during the reporting period, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of

Notes to Financial Statements
(continued)

protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Notes to Financial Statements
(continued)

(vii) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

An upfront payment received by the Fund, as the protector, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the Fund.

Notes to Financial Statements
(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

International Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on forward foreign currency contracts (c)	$—	$210,470	$—	$—	$210,470

	$—	$210,470	$—	$—	$210,470

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (a)	$—	$511,773	$—	$—	$511,773

	$—	$511,773	$—	$—	$511,773

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$166,744	$—	$—	$166,744

	$—	$166,744	$—	$—	$166,744

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(298,668)	$—	$—	$(298,668)

	$—	$(298,668)	$—	$—	$(298,668)

Emerging Markets Equity Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts (b)	$—	$—	$—	$1,482,789	$1,482,789

	$—	$—	$—	$1,482,789	$1,482,789

Liability derivatives
Unrealized depreciation on futures contracts (b)	$—	$—	$—	$119,000	119,000
Unrealized depreciation on forward foreign currency contracts (a)	—	9,640	—	—	9,640

	$—	$9,640	$—	$119,000	$128,640

Notes to Financial Statements
(continued)

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$595,364	595,364
Net realized gain (loss) on forward foreign currency contracts	—	200,377	—	—	200,377

	$—	$200,377	$—	$595,364	$795,741

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$(11,463)	(11,463)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(9,640)	—	—	(9,640)

	$—	$(9,640)	$—	$(11,463)	$(21,103)

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts (b)	$416,737	$—	$—	$—	$416,737
Unrealized appreciation on forward foreign currency contracts (c)	—	355,377	—	—	355,377
Unrealized appreciation on swap contracts (c)	458,644	—	2,207,496	—	2,666,140

	$875,381	$355,377	$2,207,496	$—	$3,438,254

Liability derivatives
Options Written outstanding (a)	$357,421	$—	$—	$—	$357,421
Unrealized appreciation on futures contracts (b)	383,973	—	—	—	383,973
Unrealized depreciation on forward foreign currency contracts (a)	—	595,048	—	—	595,048
Unrealized depreciation on swap contracts (a)	2,204,298	—	784,862	—	2,989,160

	$2,945,692	$595,048	$784,862	$—	$4,325,602

Notes to Financial Statements
(continued)

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(103,800)	$—	$—	$—	$(103,800)
Net realized gain (loss) on futures contracts	5,811,823	—	—	—	5,811,823
Net realized gain (loss) on options written	1,451,749	—	—	9,273	1,461,022
Net realized gain (loss) on swaps contracts	808,249	—	(2,416,013)	—	(1,607,764)
Net realized gain (loss) on forward foreign currency contracts	—	1,061,716	—	—	1,061,716

	$7,968,021	$1,061,716	$(2,416,013)	$9,273	$6,622,997

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$(1,033,607)	$—	$—	$—	$(1,033,607)
Net change in unrealized appreciation (depreciation) on options written	(59,703)	—	—	—	(59,703)
Net change in unrealized appreciation (depreciation) on swaps contracts	(2,389,012)	—	3,339,493	—	950,481
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(314,115)	—	—	(314,115)

	$(3,482,322)	$(314,115)	$3,339,493	$—	$(456,944)

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Asset derivatives
Unrealized appreciation on futures contracts (b)	$1,003,340	$—	$—	$—	$1,003,340
Unrealized appreciation on forward foreign currency contracts (c)	—	1,180,101	—	—	1,180,101
Unrealized appreciation on swap contracts (c)	905,277	—	1,577,814	—	2,483,091

	$1,908,617	$1,180,101	$1,577,814	$—	$4,666,532

Liability derivatives
Options Written outstanding (a)	$141,731	$—	$—	$—	$141,731
Unrealized depreciation on futures contracts (b)	539,551	—	—	—	539,551
Unrealized depreciation on forward foreign currency contracts (a)	—	829,080	—	—	829,080
Unrealized depreciation on swap contracts (a)	747,528	—	617,730	—	1,365,258

	$1,428,810	$829,080	$617,730	$—	$2,875,620

Notes to Financial Statements
(continued)

Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2010:

	Derivatives not accounted for as hedging instruments under ASC 815

		Foreign
	Interest rate	exchange	Credit	Equity
Location	contracts	contracts	contracts	contracts	Total

Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$3,578,770	$—	$—	$—	$3,578,770
Net realized gain (loss) on options written	821,795	—	—	—	821,795
Net realized gain (loss) on swaps contracts	2,041,400	—	(360,055)	—	1,681,345
Net realized gain (loss) on forward foreign currency contracts	—	6,108,619	—	—	6,108,619

	$6,441,965	$6,108,619	$(360,055)	$—	$12,190,529

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$38,149	$—	$—	$—	$38,149
Net change in unrealized appreciation (depreciation) on options written	(150,042)	—	—	—	(150,042)
Net change in unrealized appreciation (depreciation) on swaps contracts	(601,580)	—	5,029	—	(596,551)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	796,301	—	—	796,301

	$(713,473)	$796,301	$5,029	$—	$87,857

(a)	Statements of Assets and Liabilities location: Payables for open forward foreign currency contracts, unrealized appreciation and depreciation on swap contracts and options written.
(b)	Cumulative appreciation (depreciation) on futures contracts is reported in “Open Future Contract” below. Only current day’s variation margin, if any, reported within the Statements of Assets & Liabilities.
(c)	Statements of Assets and Liabilities location: Investments, at value, receivables for open forward foreign currency contracts and unrealized appreciation and depreciation on swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) on investment transactions, forward foreign currency contracts, futures contracts, options written and swap contracts.
(e)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on investment transactions, forward foreign currency contracts, futures contracts, options written and swap contracts.

The average notional amounts of futures contracts, swaps contracts and forward currency contracts, and the average market value of options written and purchased options outstanding during the year ended August 31, 2010, were approximately as follows:

International Equity Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	contracts	contracts	contracts	contracts	Total

Forward foreign currency contracts	$—	$18,040,215	$—	$—	$18,040,215

	$—	$18,040,215	$—	$—	$18,040,215

Emerging Markets Equity Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	contracts	contracts	contracts	contracts	Total

Futures contracts	$—	$—	$—	$6,731,434	$6,731,434
Forward foreign currency contracts	—	865,816	—	—	865,816

	$—	$865,816	$—	$6,731,434	$7,597,250

Notes to Financial Statements
(continued)

Core Fixed Income Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	contracts	contracts	contracts	contracts	Total

Purchased Options	$24,211	$—	$—	$—	$24,211
Futures contracts	176,826,700	—	—	—	176,826,700
Options written	495,697	—	—	—	495,697
Swaps contracts	28,541,667	—	38,549,427	—	67,091,094
Forward foreign currency contracts	—	42,863,401	—	—	42,863,401

	$205,888,275	$42,863,401	$38,549,427	$—	$287,301,103

International Fixed Income Investments

		Foreign
	Interest rate	exchange	Credit	Equity
	contracts	contracts	contracts	contracts	Total

Futures contracts	$69,213,122	$—	$—	$—	$69,213,122
Options written	191,922	—	—	—	191,922
Swaps contracts	2,855,116,667	—	64,239,267	—	2,919,355,934
Forward foreign currency contracts	—	154,495,116	—	—	154,495,116

	$2,924,521,711	$154,495,116	$64,239,267	$—	$3,143,256,094

*	See note 1 in the Notes to Financial Statements for additional information.

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal-only securities, which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. The Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Funds.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Such collateral is maintained at all times in an amount at least equal to the current

Notes to Financial Statements
(continued)

market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The initial market value of the collateral received is at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. If the value of the collateral falls below 102% of the market value of the loaned securities (105% for foreign equity securities), it will be adjusted the following day. All collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in either an unaffiliated registered money market fund or Money Market Investments. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. The Funds have the right under the securities lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. At August 31, 2010, the aggregate market value of the loaned securities and the value of the collateral each Fund received were as follows:

Loaned Securities

	Market Value of	Value of
Fund	Securities on Loan	Collateral Held

Large Capitalization Growth Investments	$32,021,971	$32,771,409
Large Capitalization Value Equity Investments	22,796,420	23,615,053
Small Capitalization Growth Investments	51,382,081	52,550,608
Small Capitalization Value Equity Investments	14,328,989	14,581,870
International Equity Investments	7,660,092	7,933,285
Emerging Markets Equity Investments	24,551,890	25,201,465
Core Fixed Income Investments	1,058,891	1,115,771
High Yield Investments	7,074,921	7,317,914

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifiers the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

Notes to Financial Statements
(continued)

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund will account for dollar roll transactions as purchases and sales and will realize the gain or loss at the time the transaction is entered into on these transactions.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the Fund’s ability to realize interest accrued up to the date of default.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Notes to Financial Statements
(continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis.

Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2010 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis.

Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Notes to Financial Statements
(continued)

(r) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2010 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

			Undistributed
			Realized Gains/
		Undistributed (Dividend in excess of) Net	(Accumulated Net
Fund		Investment Income	Realized Losses)	Paid-in Capital

Large Capitalization Growth Investments	(a)	$(30,704)	$30,447	$257
Large Capitalization Value Equity Investments	(a),(g)	(10,224)	106,430	(96,206)
Small Capitalization Growth Investments	(a),(b),(e)	2,155,946	44,426,522	(46,582,468)
Small Capitalization Value Equity Investments	(a)	(207,634)	162,235	45,399
International Equity Investments	(c),(h)	278,065	(278,068)	3
Emerging Markets Equity Investments	(c),(h)	(360,645)	315,230	45,415
Core Fixed Income Investments	(d),(i),(j)	278,968	(278,968)	—
High Yield Investments	(d),(e),(i)	591,061	44,568,885	(45,159,946)
International Fixed Income Investments	(d),(j)	8,817,485	(8,817,486)	1
Municipal Bond Investments	(d)	—	(17,900)	17,900

Additionally, there were no reclassifications during the current year for Money Market Investments.

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to expiring capital loss carry forward.
(f)	Reclassifications are primarily due to distribution reclass.
(g)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from Partnerships.
(h)	Reclassifications are primarily due to Brazilian IOF Tax reclass.
(i)	Reclassifications are primarily due to defaulted bond interest reclass.
(j)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(t) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the investment manager and/or Sub-adviser pursuant to procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(u) Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made

Notes to Financial Statements
(continued)

against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

2.	Investment Management Agreement and Other Transactions with Affiliates

The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS”)(formerly known as Citigroup Investment Advisory Services LLC), a wholly-owned subsidiary of Morgan Stanley Smith Barney Holdings LLC (“MSSB”), serves as the investment manager (“Manager”) to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-adviser fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to the Fund. The maximum allowable annual management fee, the aggregate advisory fee paid by CGAS to a Fund’s Sub-advisers and the fee retained by CGAS for the year ended August 31, 2010, are indicated below:

		Consulting Group	Maximum
	Subadviser	Advisory Services LLC	Allowable Annual
	Fee	Fee	Management Fee

Large Capitalization Growth Investments	0.36%	0.24%	0.60%
Large Capitalization Value Equity Investments	0.31%	0.29%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.38%	0.30%	0.70%
Emerging Markets Equity Investments	0.46%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.25%	0.25%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.08%	0.00%	0.08%

*	The Manager has voluntarily agreed to waive and/or reimburse certain fees or expenses. For the year ended August 31, 2010, the Manager reimbursed the Fund $114,155.

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2010, the amounts waived and/or reimbursed by the Manager were as follows:

Fund

Large Capitalization Value Equity Investments	$8,606
Small Capitalization Growth Investments	46,363
Small Capitalization Value Equity Investments	39,272
International Equity Investments	131,959
Emerging Markets Equity Investments	1,073,195
Core Fixed Income Investments	29,413
High Yield Investments	288,736
Money Market Investments	114,155

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0275% of the Trust’s assets up to $5 billion and 0.02% on assets in excess of $5 billion plus out-of-pocket expenses. The fee is calculated daily and paid monthly based on aggregate Trust assets. Effective January 1, 2010, BBH receives an annual asset based fee of 0.025% of the Trust’s assets up to $5 billion, 0.02% on assets between

Notes to Financial Statements
(continued)

$5 billion and $8 billion and 0.0175% on assets in excess of $8 billion plus out-of-pocket expenses. BBH voluntarily agreed to waive a portion of its fee for Money Market Investments. As of August 31, 2010, BBH waived $20,959.

For the year ended August 31, 2010, Citigroup Global Markets Inc. (“CGMI”), the Trust’s distributor and an indirect, wholly-owned subsidiary of Citigroup Inc., and its affiliates and Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates received brokerage commissions of:

	Commission	Commission	Commission
Fund	Dollars to CGMI	Dollars to MS&Co.	Aggregate

Large Capitalization Growth Investments	$76,811	$55,536	$132,347
Large Capitalization Value Equity Investments	14,235	57,282	71,517
Small Capitalization Growth Investments	4,024	5,048	9,072
Small Capitalization Value Investments	—	492	492
International Equity Investments	1,132	38,292	39,424
Emerging Markets Equity Investments	28,667	61,094	89,761

All officers, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

3.	Investments

During the year ended August 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations

Fund	Purchases	Sales	Purchases	Sales

Large Capitalization Growth Investments	$1,302,031,126	$1,259,835,746	$—	$—
Large Capitalization Value Equity Investments	1,326,791,892	1,530,548,275	—	—
Small Capitalization Growth Investments	310,021,795	469,248,900	—	—
Small Capitalization Value Equity Investments	89,592,966	289,342,926	—	—
International Equity Investments	569,264,084	528,693,850	—	—
Emerging Markets Equity Investments	423,654,298	385,479,017	—	—
Core Fixed Income Investments	188,134,800	127,151,055	2,235,272,370	2,159,021,593
High Yield Investments	153,155,339	124,667,698	—	—
International Fixed Income Investments	137,577,769	66,531,510	80,005,128	100,472,442
Municipal Bond Investments	11,472,988	1,691,263	—	—

Notes to Financial Statements
(continued)

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation (Depreciation)

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)

Large Capitalization Growth Investments	$141,418,505	$(54,906,194)	$86,512,311
Large Capitalization Value Equity Investments	102,087,242	(101,465,802)	621,440
Small Capitalization Growth Investments	46,216,696	(19,505,535)	26,711,161
Small Capitalization Value Equity Investments	46,184,283	(9,369,774)	36,814,509
International Equity Investments	60,805,922	(35,383,197)	25,422,725
Emerging Markets Equity Investments	163,703,983	(14,119,369)	149,584,614
Core Fixed Income Investments	56,294,656	(26,609,167)	29,685,489
High Yield Investments	12,035,575	(7,177,330)	4,858,245
International Fixed Income Investments	10,715,162	(5,807,319)	4,907,843
Municipal Bond Investments	6,031,299	(179,608)	5,851,691

At August 31, 2010, Emerging Markets Equity Investment, Core Fixed Income Investments and International Fixed Income Investments had open futures contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

	Number of	Expiration	Market	Unrealized
Emerging Markets Equity Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
FTSE/JSE Top 40 Index	87	9/10	$2,837,790	$(51,553)
Hang Seng China Enterprises Index	65	9/10	4,727,615	(36,164)
MSCI Taiwan Stock Index	103	9/10	2,763,490	(31,283)

Net Unrealized (Loss) on Open Futures Contracts				$(119,000)

	Number of	Expiration	Market	Unrealized
Core Fixed Income Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
3-Month Euribor Interest Rate June Futures	4	6/11	$1,257,738	$9,336
90-Day Eurodollar December Futures	38	12/11	9,422,100	5,225
Euro-Bund September Futures	31	9/10	5,293,551	273,942
U.S. Treasury 5-Year Note December Futures	188	12/10	22,620,218	84,820
U.S. Treasury Long Bond December Futures	5	12/10	675,156	6,094
U.S. Ultra Bond December Futures	17	12/10	2,458,094	37,320

				416,737
Contracts to Sell:
90-Day Eurodollar December Futures	38	12/12	(9,357,025)	(13,850)
90-Day Eurodollar September Futures	5	9/10	(1,246,094)	(2,156)
U.S. Treasury 10-Year Note December Futures	142	12/10	(17,838,750)	(61,953)
U.S. Treasury 5-Year Note December Futures	104	12/10	(12,513,312)	(53,398)
U.S. Treasury 5-Year Note September Futures	3	9/10	(363,211)	(1,617)

				(132,974)

Net Unrealized Gain on Open Futures Contracts				$283,763

Notes to Financial Statements
(continued)

	Number of	Expiration	Market	Unrealized
International Fixed Income Investments	Contracts	Date	Value	Gain (Loss)

Contracts to Buy:
Euro-Bund September Futures	29	9/10	$4,952,032	$208,727
Japan Government 10-Year Bond September Futures	13	9/10	22,096,523	435,542
United Kingdom Long Gilt December Futures	35	12/10	6,732,443	19,196

Net Unrealized Gain on Open Futures Contracts				$663,465

During the year ended August 31, 2010, options written transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

	Number of	Premiums
Core Fixed Income Investments	Contracts	Received

Options written, outstanding at August 31, 2009	153	$148,413
Options written	216,000,884	1,785,615
Options closed	(11,000,620)	(397,490)
Options expired	(159,200,329)	(1,206,363)

Options written, outstanding at August 31, 2010	45,800,088	$330,175

	Number of	Premiums
International Fixed Income Investments	Contracts	Received

Options written, outstanding at August 31, 2009	27,000,102	$324,876
Options written	81,500,236	696,993
Options closed	(167)	(90,737)
Options expired	(82,700,171)	(736,006)

Options written, outstanding at August 31, 2010	25,800,000	$195,126

At August 31, 2010, International Equity Investment, Emerging Markets Equity Investment, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Pound Sterling	5,577,900	MSC	$8,561,259	11/18/10	$(37,983)
Contracts to Sell:
Euro	9,266,700	SSB	(11,767,656)	1/25/11	149,737
Mexican Peso	82,055,200	SSB	(6,173,289)	11/30/10	60,733
Pound Sterling	5,577,900	MSC	(8,561,259)	11/18/10	(473,790)

					(263,320)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(301,303)

Notes to Financial Statements
(continued)

Emerging Markets Equity Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
New Taiwan Dollar	83,018,000	BOA	$2,590,360	9/10/2010	$(9,640)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(9,640)

Core Fixed Income Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Australian Dollar	5,820,498	BCLY	$5,186,029	9/3/10	$(15,168)
Brazilian Real	2,752,647	HSBC	1,559,579	10/4/10	5,290
Korean Won	1,833,236,000	BCLY	1,523,108	11/12/10	12,027
Korean Won	406,910,000	DUB	338,073	11/12/10	(11,927)
Korean Won	117,300,000	GSC	97,456	11/12/10	(2,544)
Korean Won	782,484,400	JPM	650,113	11/12/10	(20,859)
Korean Won	934,040,000	RBS	776,029	11/12/10	8,945
Malaysian Ringgit	37,770	DUB	11,957	10/12/10	887
New Taiwan Dollar	11,938,000	JPM	373,519	1/14/11	(4,505)
New Taiwan Dollar	13,368,680	DUB	418,283	1/14/11	(11,325)
New Taiwan Dollar	9,952,000	UBS	311,381	1/14/11	(2,612)
Yuan Renminbi	19,744,510	DUB	2,901,852	11/17/10	(73,063)
Yuan Renminbi	6,877,384	GSC	1,010,770	11/17/10	(26,230)
Yuan Renminbi	1,445,231	BCLY	212,414	11/23/10	(5,586)
Yuan Renminbi	6,187,744	JPM	909,448	11/23/10	(22,161)
Yuan Renminbi	193,720	JPM	28,494	1/10/11	(506)
Yuan Renminbi	5,643,832	JPM	831,885	4/7/11	(19,115)
Yuan Renminbi	1,805,895	JPM	266,360	4/28/11	(6,640)
Yuan Renminbi	5,093,517	HSBC	752,397	6/15/11	(13,603)
Yuan Renminbi	2,668,930	DUB	396,329	11/4/11	(21,672)
Yuan Renminbi	26,621,894	BCLY	3,970,935	2/13/12	(167,397)
Yuan Renminbi	2,564,341	DUB	382,498	2/13/12	(15,487)
Yuan Renminbi	3,539,750	JPM	527,991	2/13/12	(21,943)
Yuan Renminbi	1,271,284	UBS	189,625	2/13/12	(7,794)

					(442,988)

Contracts to Sell:
Australian Dollar	5,820,498	BCLY	(5,150,988)	10/29/10	15,781
Brazilian Real	137,670	HSBC	(78,000)	10/4/10	(1,470)
Brazilian Real	2,614,977	JPM	(1,481,579)	10/4/10	(25,984)
Brazilian Real	2,752,647	HSBC	(1,540,525)	12/2/10	(6,675)
Canadian Dollar	6,989,000	DUB	(6,566,912)	9/16/10	116,406
Euro	3,632,000	DUB	(4,612,895)	11/23/10	38,353
Euro	4,010,000	CSFB	(5,092,969)	11/24/10	58,959
Indian Rupee	370,800	BCLY	(7,697)	3/9/11	303
Indian Rupee	1,217,417	UBS	(25,271)	3/9/11	996
Japanese Yen	183,471,300	CSFB	(2,182,989)	11/24/10	(42,633)
Korean Won	387,609,000	BCLY	(322,037)	11/12/10	5,335
Korean Won	201,147,800	RBS	(167,119)	11/12/10	3,038

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Pound Sterling	590,000	BCLY	$(905,893)	9/23/10	$14,336
Pound Sterling	1,091,000	RBS	(1,675,135)	9/23/10	(48,149)
Yuan Renminbi	26,621,894	BCLY	(3,912,621)	11/17/10	59,610
Yuan Renminbi	2,673,184	DUB	(392,893)	11/23/10	5,093
Yuan Renminbi	3,688,507	JPM	(542,121)	11/23/10	7,813
Yuan Renminbi	1,271,284	UBS	(186,848)	11/23/10	2,205

					203,317

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(239,671)

International Fixed Income Investments

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Brazilian Real	719,600	HSBC	$407,707	10/4/10	$7,707
Brazilian Real	16,427	JPM	9,307	10/4/10	163
Brazilian Real	736,027	HSBC	411,919	12/2/10	1,785
Canadian Dollar	3,000,000	DUB	2,818,820	9/16/10	(64,686)
Euro	386,000	CSFB	490,301	9/24/10	1,605
Korean Won	2,043,762,000	BCLY	1,698,020	11/12/10	(47,592)
Korean Won	26,963,386	DUB	22,402	11/12/10	(375)
Malaysian Ringgit	57,310	DUB	18,143	10/12/10	1,349
Mexican Peso	120,000	BCLY	9,090	9/24/10	(302)
Mexican Peso	5,232,099	DUB	396,338	9/24/10	(5,592)
Mexican Peso	1,125,971	HSBC	85,294	9/24/10	(2,069)
Mexican Peso	6,478,069	BCLY	482,971	2/22/11	(13,230)
New Taiwan Dollar	43,416,000	BCLY	1,355,550	10/12/10	(32,652)
New Taiwan Dollar	8,751,273	DUB	273,235	10/12/10	(7,479)
Pound Sterling	229,000	HSBC	351,609	9/23/10	(11,669)
Singapore Dollar	468,000	BCLY	345,448	9/16/10	11,728
Singapore Dollar	398,601	DUB	294,222	9/16/10	10,096
Singapore Dollar	3,113,060	GSC	2,297,867	9/16/10	85,630
Yuan Renminbi	22,559,510	BCLY	3,315,573	11/17/10	(28,559)
Yuan Renminbi	33,774,750	HSBC	4,963,877	11/17/10	(136,123)

					(230,265)

Contracts to Sell:
Australian Dollar	5,327,000	DUB	(4,714,255)	10/29/10	(1,618)
Brazilian Real	736,027	HSBC	(417,014)	10/4/10	(1,414)
Canadian Dollar	18,209,000	DUB	(17,109,299)	9/16/10	303,280
Danish Krone	260,000	JPM	(44,365)	9/21/10	(1,290)
Euro	78,913,000	GSC	(100,236,005)	9/24/10	725,445
Indian Rupee	223,065	UBS	(4,630)	3/9/11	182
Japanese Yen	1,288,238,000	JPM	(15,315,273)	9/14/10	(213,490)
Korean Won	1,468,641,240	RBS	(1,220,192)	11/12/10	(32,192)
Mexican Peso	6,478,069	BCLY	(490,722)	9/24/10	13,227
New Taiwan Dollar	34,936,340	BCLY	(1,090,795)	10/12/10	9,216
Norwegian Krone	13,791,000	JPM	(2,190,469)	9/21/10	(45,161)

Notes to Financial Statements
(continued)

					Unrealized
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Gain (Loss)

Pound Sterling	2,907,000	RBS	$(4,463,443)	9/23/10	$(162,711)
Singapore Dollar	2,000,000	UBS	(1,476,275)	9/16/10	(20,876)
Yuan Renminbi	34,594,203	HSBC	(5,084,312)	11/17/10	8,688

					581,286

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$351,021

At August 31, 2010, Core Fixed Income Investments held the following interest rate swap contracts:

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid	Appreciation
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	BRL-CDI-Compounded	10.115%	1/2/2012	MSC	BRL 5,500,000	$(97,737)	($201,197)	$103,460
Pay	BRL-CDI-Compounded	11.020%	1/2/2012	UBS	BRL 700,000	5,418	—	5,418
Pay	BRL-CDI-Compounded	11.910%	1/2/2013	BCLY	BRL 6,900,000	57,353	33,612	23,741
Pay	BRL-CDI-Compounded	11.935%	1/2/2014	HSBC	BRL 2,100,000	14,678	6,189	8,489
Pay	BRL-CDI-Compounded	11.960%	1/2/2014	GSC	BRL 18,800,000	198,511	(17,858)	216,369
Pay	BRL-CDI-Compounded	11.990%	1/2/2014	BCLY	BRL 1,100,000	11,999	358	11,641
Pay	BRL-CDI-Compounded	12.120%	1/2/2014	HSBC	BRL 8,300,000	108,747	19,221	89,526
Receive	3-Month USD-LIBOR, BBA	3.250%	9/2/2020	BCLY	USD 13,200,000	(914,229)	—	(914,229)
Receive	3-Month USD-LIBOR, BBA	3.250%	9/2/2020	RBS	USD 2,400,000	(166,223)	—	(166,223)
Receive	3-Month USD-LIBOR, BBA	3.500%	9/2/2020	BCLY	USD 9,100,000	(838,279)	—	(838,279)
Receive	3-Month USD-LIBOR, BBA	3.500%	9/2/2020	RBS	USD 3,100,000	(285,567)	—	(285,567)

						$(1,905,329)	$(159,675)	$(1,745,654)

At August 31, 2010, Core Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	(Pay) Rate	Date	Counterparty	2010 (3)		Amount (4)	Value	(Received)	(Depreciation)

Embarq Corp., BBB-	(1.300%)	3/20/2014	MSC	1.984%	USD	$200,000	$4,354	$—	$4,354
Embarq Corp., BBB-	(1.425%)	3/20/2014	DUB	1.984%	USD	600,000	10,378	—	10,378
Embarq Corp., BBB-	(1.270%)	3/20/2014	DUB	1.984%	USD	600,000	13,705	—	13,705
Embarq Corp., BBB-	(1.250%)	3/20/2014	DUB	1.984%	USD	1,200,000	28,268	—	28,268
Fosters Finance Corp., BBB	(2.140%)	12/20/2014	BCLY	0.836%	USD	2,400,000	(140,533)	—	(140,533)
Goodrich Corp., BBB+	(0.510%)	9/20/2016	DUB	0.589%	USD	300,000	1,051	—	1,051
HSBC Finance Corp., A	(0.165%)	12/20/2013	BNP	1.731%	USD	300,000	14,766	—	14,766
Istar Financial Inc., CCC-	(0.365%)	3/20/2011	BCLY	25.184%	USD	300,000	35,494	—	35,494
Motorola Inc., BB+	(3.600%)	12/20/2017	RBS	1.023%	USD	400,000	(71,481)	—	(71,481)
Motorola Inc., BB+	(3.550%)	12/20/2017	MSC	1.023%	USD	400,000	(70,110)	—	(70,110)
Newell Rubbermaid Inc., BBB-	(0.485%)	6/20/2017	RBS	1.336%	USD	400,000	20,528	—	20,528
Newell Rubbermaid Inc., BBB-	(0.480%)	6/20/2017	UBS	1.336%	USD	200,000	10,328	—	10,328
Race Point CLO, B+	(4.030%)	4/15/2020	BOA	N/A	USD	1,100,000	472,166	8,250	463,916
Race Point CLO, BB+	(1.950%)	4/15/2020	BOA	N/A	USD	800,000	281,113	2,800	278,313
Saratoga CLO I Ltd., B+	(1.880%)	12/15/2019	BOA	N/A	USD	1,000,000	355,469	7,500	347,969
Saratoga CLO I Ltd., CCC+	(3.780%)	12/15/2019	BOA	29.141%	USD	1,100,000	545,403	4,735	540,668

							$1,510,899	$23,285	$1,487,614

Notes to Financial Statements
(continued)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	Receive Rate	Date	Counterparty	2010 (3)		Amount (4)	Value	(Received)	(Depreciation)

Ally Financial Inc., B	3.570%	9/20/2017	BOA	5.347%	USD	$2,800,000	$(204,100)	$—	$(204,100)
Japan Government Bond, AA	1.000%	9/20/2015	GSC	0.705%	USD	500,000	8,212	2,440	5,772
Japan Government Bond, AA	1.000%	9/20/2015	BCLY	0.705%	USD	400,000	6,569	1,952	4,617
Sprint Nextel Corp., BB-	5.000%	9/20/2010	GSC	1.582%	USD	700,000	8,393	8,601	(208)

							$(180,926)	$12,993	$(193,919)

Credit Default Swaps on Credit Indices - Buy Protection (1)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid	Appreciation
Obligation	(Pay) Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX HY14 5 Year Index, B-	(5.000%)	6/20/2015	DUB	USD	$5,200,000	$164,649	$396,500	$(231,851)
Dow Jones CDX IG10 10 Year Index, BAA+	(1.500%)	6/20/2018	MSC	USD	5,130,400	(15,572)	(210,543)	194,971
Dow Jones CDX IG12 5 Year Index, BAA+	(1.000%)	6/20/2014	DUB	USD	3,571,200	(5,257)	61,322	(66,579)
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	GSC	USD	4,452,800	188,892	(38,295)	227,187
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	MSC	USD	290,400	12,319	7,108	5,211

						$345,031	$216,092	$128,939

At August 31, 2010, International Fixed Income Investments held the following interest rate swap contracts:

							Upfront
							Market	Unrealized
Pay/Receive	Floating	Fixed	Maturity		Notional	Market	Paid	Appreciation
Floating Rate	Rate Index	Rate	Date	Counterparty	Amount	Value	(Received)	(Depreciation)

Pay	BRL-CDI-Compounded	11.910%	1/2/2013	BCLY	BRL 8,900,000	$73,978	$40,775	$33,203
Pay	BRL-CDI-Compounded	11.935%	1/2/2014	HSBC	BRL 8,200,000	57,315	5,340	51,975
Pay	BRL-CDI-Compounded	10.990%	1/2/2012	GSC	BRL 400,000	2,836	827	2,009
Pay	BRL-CDI-Compounded	11.360%	1/2/2012	HSBC	BRL 1,900,000	18,406	8,488	9,918
Pay	6-Month JPY-LIBOR, BBA	1.000%	12/15/2015	UBS	JPY 1,520,000,000	407,821	187,164	220,657
Pay	6-Month JPY-LIBOR, BBA	1.500%	12/20/2015	GSC	JPY 870,000,000	541,900	126,714	415,186
Pay	6-Month JPY-LIBOR, BBA	1.500%	12/15/2020	RBS	JPY 410,000,000	189,703	32,812	156,891
Pay	3-Month SEK-STIBOR-SIDE	4.500%	3/18/2014	GSC	SEK 1,000,000	14,398	(1,040)	15,438
Receive	3-Month USD-LIBOR, BBA	3.250%	9/2/2020	BCLY	USD 6,300,000	(436,337)	—	(436,337)
Receive	3-Month USD-LIBOR, BBA	3.250%	9/2/2020	RBS	USD 1,700,000	(117,742)	—	(117,742)
Receive	3-Month USD-LIBOR, BBA	3.500%	9/2/2020	RBS	USD 2,100,000	(193,449)	—	(193,449)

						$558,829	$401,080	$157,749

At August 31, 2010, International Fixed Income Investments held the following credit default swap contracts:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	(Pay) Rate	Date	Counterparty	2010 (3)		Amount (4)	Value	(Received)	(Depreciation)

Alcoa Inc., BBB-	(0.850%)	3/20/2012	MSC	2.693%	USD	$500,000	$13,157	$—	$13,157
American General Finance Corp., B	(1.820%)	12/20/2017	RBS	10.516%	USD	1,000,000	271,253	—	271,253
Avnet Inc., BBB-	(1.530%)	9/20/2016	UBS	1.869%	USD	300,000	4,629	—	4,629
Bear Stearns & Cos. LLC (The), A+	(0.870%)	3/20/2018	DUB	1.150%	USD	3,000,000	51,172	—	51,172

Notes to Financial Statements
(continued)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	(Pay) Rate	Date	Counterparty	2010 (3)		Amount (4)	Value	(Received)	(Depreciation)

Bear Stearns & Cos. LLC (The), A+	(1.050%)	3/20/2018	RBS	1.150%	USD	$2,000,000	$9,185	$—	$9,185
Capital One Financial Corp., BBB	(0.350%)	9/20/2011	UBS	0.663%	USD	100,000	263	—	263
Cleveland Electric Illumination Co., BBB-	(0.940%)	6/20/2017	RBS	2.541%	USD	1,000,000	90,959	—	90,959
CNA Financial Corp., BBB-	(0.440%)	9/20/2011	JPM	1.686%	USD	200,000	2,448	—	2,448
Credit Suisse Group Finance, A	(2.000%)	6/20/2013	DUB	0.936%	USD	700,000	(23,354)	—	(23,354)
Deutsche Telekom International, BBB+	(1.180%)	9/20/2018	DUB	0.999%	USD	500,000	(7,679)	—	(7,679)
GATX Financial Corp., BBB+	(0.610%)	3/20/2012	RBS	1.362%	USD	1,000,000	10,497	—	10,497
Goldman Sachs Group Inc., A	(0.330%)	3/20/2016	JPM	1.717%	USD	200,000	13,867	—	13,867
HSBC Financial Corp., Ltd., A	(0.500%)	6/20/2012	BSN	1.560%	USD	200,000	3,581	—	3,581
Istar Financial Inc., CCC-	(0.450%)	3/20/2012	CSFB	21.934%	USD	300,000	67,626	—	67,626
Kroger Co. (The), BBB	(0.780%)	9/20/2017	DUB	0.992%	USD	500,000	6,179	—	6,179
Limited Brands Inc., BB	(3.550%)	9/20/2017	GSC	2.539%	USD	500,000	(33,906)	—	(33,906)
Macys Retail Holdings Inc., BB+	(2.530%)	12/20/2016	DUB	2.357%	USD	1,000,000	(14,625)	—	(14,625)
Macy’s Retail Holdings Inc., BB+	(5.000%)	9/20/2014	BNP	1.972%	USD	650,000	(82,341)	(67,378)	(14,963)
Marsh & McLennan Cos., Inc., BBB-	(0.670%)	9/20/2014	DUB	1.332%	USD	1,000,000	24,264	—	24,264
National Grid PLC, BBB+	(0.210%)	6/20/2011	BCLY	0.417%	USD	300,000	388	—	388
Pearson Dollar Finance PLC, BBB+	(0.540%)	6/20/2014	MSC	0.522%	USD	1,000,000	(1,742)	—	(1,742)
Prologis, BBB-	(1.480%)	12/20/2015	BOA	4.155%	USD	1,000,000	115,921	—	115,921
Starwood Hotels & Resorts World, BB	(1.490%)	6/20/2018	BOA	2.218%	USD	1,000,000	44,809	—	44,809
Tate & Lyle International Finance PLC., BBB-	(0.510%)	12/20/2014	DUB	1.244%	USD	100,000	2,912	—	2,912
UBS AG, A+	(2.150%)	12/20/2013	BCLY	0.997%	EUR	900,000	(47,222)	—	(47,222)
UBS AG, A+	(2.350%)	3/20/2014	BCLY	1.010%	USD	2,600,000	(132,478)	—	(132,478)
UST Inc., BBB	(0.720%)	3/20/2018	GSC	0.334%	USD	500,000	(14,345)	—	(14,345)
XL Capital Finance Europe PLC, BBB+	(0.310%)	3/20/2012	BCLY	1.263%	USD	100,000	1,411	—	1,411

							$376,829	$(67,378)	$444,207

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	Receive Rate	Date	Counterparty	2010 (3)		Amount (4)	Value	(Received)	(Depreciation)

America Movil SAB de CV, A-	1.000%	3/20/2012	DUB	1.035%	USD	$500,000	$728	($1,265)	$1,993
Australia Government Bond, Aaa	1.000%	3/20/2015	DUB	0.525%	USD	600,000	14,510	8,609	5,901
Australia Government Bond, Aaa	1.000%	9/20/2015	UBS	0.552%	USD	400,000	9,531	9,263	268
BP Capital Markets America Inc., A	5.000%	9/20/2011	DUB	2.242%	USD	100,000	3,879	(517)	4,396
BP Capital Markets America Inc., A	1.000%	6/20/2012	BCLY	2.482%	EUR	300,000	(9,014)	(32,916)	23,902
Brazilian Government International Bond, BBB-	1.000%	12/20/2010	CSFB	0.401%	USD	700,000	2,702	2,529	173

Notes to Financial Statements
(continued)

				Implied Credit				Upfront
				Spread at				Premiums	Unrealized
	Fixed Deal	Maturity		August 31,		Notional	Market	Paid	Appreciation
Reference Obligation	Receive Rate	Date	Counterparty	2010 (3)		Amount (4)	Value	(Received)	(Depreciation)

Brazilian Government International Bond, BBB-	1.000%	12/20/2010	RBS	0.401%	USD	$300,000	$1,158	1,175	$(17)
Brazilian Government International Bond, BBB-	1.000%	12/20/2010	GSC	0.401%	USD	200,000	772	750	22
Brazilian Government International Bond, BBB-	1.000%	3/20/2011	UBS	0.562%	USD	600,000	2,665	2,789	(124)
Brazilian Government International Bond, BBB-	1.000%	3/20/2011	HSBC	0.562%	USD	100,000	442	474	(32)
Bundesrepublik Deutschland, AAA	0.250%	6/20/2015	BOA	0.429%	USD	300,000	(2,355)	(2,773)	418
China Government International Bond, A+	1.000%	3/20/2015	BCLY	0.824%	USD	900,000	8,740	10,215	(1,475)
Egypt Government International Bond, BB+	1.000%	3/20/2015	BCLY	2.008%	USD	300,000	(12,433)	(24,099)	11,666
Egypt Government International Bond, BB+	1.000%	3/20/2015	DUB	2.008%	USD	500,000	(20,721)	(39,127)	18,406
Emirate of Abu Dhabi, AA	1.000%	3/20/2011	GSC	0.468%	USD	500,000	2,475	349	2,126
Emirate of Abu Dhabi, AA	1.000%	12/20/2014	BCLY	1.049%	USD	800,000	(26)	(20,483)	20,457
France Government Bond, AAA	0.250%	6/20/2015	BOA	0.801%	USD	300,000	(7,482)	(5,786)	(1,696)
Gazprom OAO, BBB	0.610%	5/20/2012	BOA	2.115%	USD	200,000	(4,764)	—	(4,764)
Japan Government Bond, AA	0.640%	12/20/2014	GSC	0.597%	USD	300,000	1,284	—	1,284
Japan Government Bond, AA	0.650%	12/20/2014	BCLY	0.597%	USD	600,000	2,977	—	2,977
Japan Government Bond, AA	1.000%	3/20/2015	BCLY	0.637%	USD	200,000	3,931	1,238	2,693
Japan Government Bond, AA	1.000%	3/20/2015	DUB	0.637%	USD	1,500,000	27,184	11,496	15,688
Mexico Government International Bond, BBB	1.000%	12/20/2010	RBS	0.572%	USD	300,000	977	$546	431
Mexico Government International Bond, BBB	1.000%	12/20/2010	GSC	0.572%	USD	600,000	1,956	1,462	494
Mexico Government International Bond, BBB	1.000%	12/20/2010	HSBC	0.572%	USD	300,000	977	757	220
Mexico Government International Bond, BBB	1.000%	3/20/2011	RBS	0.724%	USD	300,000	1,017	542	475
Norway Government Bond, AAA	0.250%	12/20/2014	GSC	0.206%	USD	1,000,000	2,365	4,099	(1,734)
Petroleo Brasileiro SA	1.000%	9/20/2012	DUB	1.273%	USD	1,000,000	(3,578)	(12,405)	8,827
Republic of Korea Bond, A	1.000%	3/20/2011	BCLY	0.547%	USD	300,000	1,351	1,725	(374)
Republic of Korea Bond, A	1.000%	3/20/2011	DUB	0.547%	USD	200,000	900	811	89
Republic of Korea Bond, A	1.000%	9/20/2015	DUB	1.219%	USD	600,000	(5,053)	(4,034)	(1,019)
Russia Foreign Bond, BBB	1.000%	12/20/2010	GSC	0.761%	USD	300,000	823	335	488
Russia Foreign Bond, BBB	1.000%	9/20/2015	BCLY	1.796%	USD	200,000	(7,191)	(7,309)	118
Russian Agricultural Bank OJSC, Baa1	1.000%	9/20/2010	BCLY	1.562%	USD	1,800,000	2,960	(3,678)	6,638
U.S. Treasury Note, AAA	0.250%	12/20/2014	BCLY	0.431%	EUR	700,000	(6,313)	(3,432)	(2,881)

							$17,374	$(98,660)	$116,034

Credit Default Swaps on Credit Indices - Buy Protection (1)

Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid	Appreciation
Obligation	(Pay) Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX IG12 10 Year Index, BAA+	(1.000%)	6/20/2019	DUB	USD	$2,182,400	$28,533	$94,925	$(66,392)

Notes to Financial Statements
(continued)

							Upfront
							Premiums	Unrealized
Reference	Fixed Deal	Maturity			Notional	Market	Paid	Appreciation
Obligation	(Pay) Rate	Date	Counterparty		Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX IG12 5 Year Index, BAA+	(1.000%)	6/20/2014	MSC	USD	7,936,000	(11,682)	235,226	(246,908)
Dow Jones CDX IG8 10 Year Index, BAA+	(0.600%)	6/20/2017	DUB	USD	2,420,000	119,824	15,974	103,850
Dow Jones CDX IG8 10 Year Index, BAA+	(0.600%)	6/20/2017	GSC	USD	15,391,200	762,082	158,531	603,551
Dow Jones CDX IG9 10 Year Index, BAA+	(0.800%)	12/20/2017	DUB	USD	1,161,600	49,276	43,534	5,742

						$948,033	$548,190	$399,843

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Counterparty Abbreviations:

BCLY	Barclays Bank PLC
BOA	Bank of America
BSN	Bank of Nova Scotia
CSFB	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	J.P. Morgan Chase & Co.
MSC	Morgan Stanley & Co. Incorporated
RBS	Royal Bank of Scotland PLC
UBS	UBS Securities LLC
SSB	State Street Corp.

Currency Abbreviations:

BRL	Brazilian Real
EUR	Euro Dollar
JPY	Japanese Yen
SEK	Swedish Krona

At August 31, 2010, Core Fixed Income Investments and International Fixed Income Investments had total net unrealized appreciation (depreciation) of $(323,020) and $1,117,833, respectively, from swap contracts.

At August 31, 2010, Core Fixed Income Investments and International Fixed Income Investments had collateral held by brokers in the amount of $1,520,000 and $2,510,000, respectively, for the open swaps contracts.

4.	Shares of Beneficial Interest

At August 31, 2010, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2010, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Notes to Financial Statements
(continued)

Transactions in shares of each Fund were as follows:

	Year Ended	Year Ended
	August 31,	August 31,
	2010	2009

Large Capitalization Growth Investments
Shares sold	34,968,342	39,061,573
Shares issued on reinvestment	498,237	3,307,212
Shares repurchased	(26,185,346)	(75,916,822)

Net Increase (Decrease)	9,281,233	(33,548,037)

Large Capitalization Value Equity Investments
Shares sold	28,287,529	55,392,119
Shares issued on reinvestment	4,796,552	6,878,773
Shares repurchased	(60,362,860)	(88,360,113)

Net (Decrease)	(27,278,779)	(26,089,221)

Small Capitalization Growth Investments
Shares sold	6,510,214	14,695,967
Shares repurchased	(17,127,655)	(12,611,414)

Net Increase (Decrease)	(10,617,441)	2,084,553

Small Capitalization Value Equity Investments
Shares sold	6,404,507	25,024,231
Shares issued on reinvestment	369,266	2,507,142
Shares repurchased	(28,662,831)	(20,012,241)

Net Increase (Decrease)	(21,889,058)	7,519,132

International Equity Investments
Shares sold	27,334,969	23,880,949
Shares issued on reinvestment	1,950,241	12,279,424
Shares repurchased	(21,908,905)	(73,654,202)

Net Increase (Decrease)	7,376,305	(37,493,829)

Emerging Markets Equity Investments
Shares sold	15,288,010	30,423,486
Shares issued on reinvestment	513,978	2,345,510
Shares repurchased	(13,598,193)	(21,590,881)

Net Increase	2,203,795	11,178,115

Core Fixed Income Investments
Shares sold	28,127,634	49,272,490
Shares issued on reinvestment	6,066,834	7,079,739
Shares repurchased	(26,194,143)	(68,978,014)

Net Increase (Decrease)	8,000,325	(12,625,785)

High Yield Investments
Shares sold	13,291,302	22,160,783
Shares issued on reinvestment	4,014,040	3,664,950
Shares repurchased	(12,082,592)	(16,777,999)

Net Increase	5,222,750	9,047,734

Notes to Financial Statements
(continued)

	Year Ended	Year Ended
	August 31,	August 31,
	2010	2009

International Fixed Income Investments
Shares sold	6,981,254	12,713,378
Shares issued on reinvestment	1,210,785	2,869,631
Shares repurchased	(7,367,100)	(26,550,941)

Net Increase (Decrease)	824,939	(10,967,932)

Municipal Bond Investments
Shares sold	2,653,493	4,917,802
Shares issued on reinvestment	302,121	335,889
Shares repurchased	(2,700,729)	(7,292,704)

Net Increase (Decrease)	254,885	(2,039,013)

Money Market Investments
Shares sold	103,826,232	349,247,639
Shares issued on reinvestment	958,649	718,861
Shares repurchased	(271,445,453)	(202,286,947)

Net Increase (Decrease)	(166,660,572)	147,679,553

5.	Dividends and Tax Components of Capital Subsequent to August 31, 2010

Subsequent to August 31, 2010, the Funds made the following distributions:

Record Date	Core Fixed Income	High Yield	Municipal Bond	Money Market
Payable Date	Investments	Investments	Investments	Investments

9/29/10-9/30/2010	$0.024557	$0.031276	$0.025707	$0.000002

The tax character of distributions paid during the fiscal year ended August 31, 2010, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	6,276,001	38,084,538	—	3,465,653
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$6,276,001	$38,084,538	$—	$3,465,653

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	19,201,507	7,613,890	44,517,050	16,773,824
Net Long-term Capital Gains	—	—	7,979,243	—

Total Distributions Paid	$19,201,507	$7,613,890	$52,496,293	$16,773,824

Notes to Financial Statements
(continued)

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$2,955,076	$—
Tax Return of Capital	—	—	—
Ordinary Income	9,544,625	5,943	1,142,545
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$9,544,625	$2,961,019	$1,142,545

The tax character of distributions paid during the fiscal year ended August 31, 2009, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	4,834,137	43,375,754	—	2,527,896
Net Long-term Capital Gains	24,599,613	—	—	13,809,730

Total Distributions Paid	$29,433,750	$43,375,754	$—	$16,337,626

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	31,256,926	3,920,728	56,358,697	12,348,057
Net Long-term Capital Gains	47,712,293	14,409,640	—	—

Total Distributions Paid	$78,969,219	$18,330,368	$56,358,697	$12,348,057

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	$—	$3,187,034	$—
Tax Return of Capital	—	—	—
Ordinary Income	20,938,038	3,568	766,053
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$20,938,038	$3,190,602	$766,053

Notes to Financial Statements
(continued)

As of August 31, 2010, the components of accumulated earnings on a tax basis were as follows:

	Large		Large		Small		Small
	Capitalization		Capitalization		Capitalization		Capitalization
	Growth		Value Equity		Growth		Value Equity
	Investments		Investments		Investments		Investments

Undistributed ordinary income - net	$3,133,187		$19,431,994		$—		$2,997,580
Undistributed long-term capital gains - net	—		—		—		—
Total Undistributed earnings	3,133,187		19,431,994		—		2,997,580
Capital Loss Carryforward*	(349,148,873)		(595,646,232)		(225,777,231)		(40,620,148)
Post October losses	—		—		—		—
Other book/tax temporary differences	(32,254,494	)(f)	(27,019,878	)(f)	(5,579,730	)(a)	(3,738,569	)(f)
Unrealized appreciation (depreciation)	118,766,805		27,641,318		32,290,891		40,553,078

Total accumulated earnings/(losses) - net	$(259,503,375)		$(575,592,798)		$(199,066,070)		$(808,059)

			Emerging Market		Core Fixed
	International		Equity		Income		High Yield
	Equity Investments		Investments		Investments		Investments

Undistributed ordinary income - net	$11,706,539		$12,702,222		$28,745,122		$2,146,558
Undistributed long-term capital gains - net	—		—		—		—
Total Undistributed earnings	11,706,539		12,702,222		28,745,122		2,146,558
Capital Loss Carryforward*	(414,231,370)		(115,508,253)		—		(55,382,282)
Post October losses	(3,104,190	)(b)	—		—		—
Other book/tax temporary differences	(35,173,162	)(c)	(30,445,740	)(c)	(2,907,970	)(e)	(1,116,976	)(e)
Unrealized appreciation (depreciation)	60,617,411		179,906,523		30,259,258		5,975,221

Total accumulated earnings/(losses) - net	$(380,184,772)		$46,654,752		$56,096,410		$(48,377,479)

Notes to Financial Statements
(continued)

	International Fixed
	Income		Municipal Bond	Money Market
	Investments		Investments	Investments

Undistributed tax exempt income - net	$—		$143,879	$—
Undistributed ordinary income - net	12,802,702		—	12,594
Undistributed long-term capital gains - net	—		—	—
Total Undistributed earnings	12,802,702		143,879	12,594
Capital Loss Carryforward	(13,758,183)		(1,334,966)	—
Post October losses	—		—	—
Other book/tax temporary differences	(3,394,008	)(d)	—	—
Unrealized appreciation (depreciation)	9,224,248		5,851,691	—

Total accumulated earnings/(losses) - net	$4,874,759		$4,660,604	$12,594

As of August 31, 2010, there were no significant differences between the book and tax components of net assets for Money Market Investments.

*	During the taxable year ended August 31, 2010, the following Funds has expiring capital loss carryforwards: Small Capitalization Growth Investments, $44,418,868 and High Yield Investments, $45,159,946 of each of their respective capital loss carryovers from prior years.
(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax accrual of defaulted bond interest and the difference between book and tax amortization methods for premiums on fixed income securities.
(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investments.

6.	Capital Loss Carry Forward

As of August 31, 2010, the Funds had the following net capital loss carryforwards remaining:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity	International	Emerging Markets
Year of Expiration	Investments	Investments	Investments	Investments	Equity Investments	Equity Investments

8/31/2011	$—	$—	$(191,873,306)	$—	$—	$—
8/31/2012	—	—	—	—	—	—
8/31/2013	—	—	—	—	—	—
8/31/2014	—	—	—	—	—	—
8/31/2015	—	—	—	—	—	—
8/31/2016	—	—	—	—	—	—
8/31/2017	(73,777,339)	(144,780,834)	(18,575,354)	(12,303,680)	(97,222,339)	(32,265,235)
8/31/2018	$(275,371,534)	(450,865,398)	(15,328,571)	(28,316,468)	(317,009,031)	(83,243,018)

	$(349,148,873)	$(595,646,232)	$(225,777,231)	$(40,620,148)	$(414,231,370)	$(115,508,253)

Notes to Financial Statements
(continued)

	Core Fixed		International Fixed
	Income	High Yield	Income	Municipal Bond	Money Market
Year of Expiration	Investments	Investments	Investments	Investments	Investments

8/31/2011	$—	$(37,864,134)	$—	$—	$—
8/31/2012	—	—	—	—	—
8/31/2013	—	—	—	—	—
8/31/2014	—	(1,114,740)	(242,180)	(45,465)	—
8/31/2015	—	—	(875,063)	(55,354)	—
8/31/2016	—	—	(690,526)	—	—
8/31/2017	—	(10,731,217)	(6,693,223)	(539,088)	—
8/31/2018	—	(5,672,191)	(5,257,191)	(695,059)	—

	$—	$(55,382,282)	$(13,758,183)	$(1,334,966)	$—

These amounts will be available to offset any future taxable capital gains.

7.	Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements. This ASU will add new requirements for disclosures about transfers into and out of Levels 1 and 2 fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level 3 reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009. The new disclosures for Level 3 activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that adoption will have on the Funds’ financial statement disclosures.

8.	Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds (the “Funds”) comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments as of August 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2008 were audited by other auditors whose report, dated October 29, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Consulting Group Capital Markets Funds as of August 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

October 27, 2010

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on May 26, 2010, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Trust or the Manager, re-approved for an annual period the Trust’s management agreement (“Management Agreement”) and certain subadvisory agreements (“Subadvisory Agreements”).

In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

The non-interested Board Members requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Management Agreement and the Subadvisory Agreements and the performance of the Manager and Sub-advisers. The non-interested Board Members met in a private session with their independent legal counsel, at which no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board Members approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the review of the Trust’s and the Sub-Advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds.

The Board also considered the Manager’s brokerage policies and practices, the standards applied to the Sub-advisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans and recent organizational changes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods ended March 31, 2010. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmarks.

The Board was generally satisfied with the overall performance of the Funds and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and directed the non-interested Board Members’ performance committee to continue to periodically review Fund performance with the Manger and report to the full Board.

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ actual total expenses with those of a group of comparable funds (“Expense Group”) and a broader group of funds, (the “Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers, and, in this regard, the amount of the Contractual and Actual Management Fees retained by the Manager.

The Board concluded that the fee paid by each Fund to the Manager and the fees paid by the Manager to the Sub-Advisers were reasonable in light of comparative performance and expense and advisory fee information, and (as discussed below) costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager and Sub-advisers from the relationship with the Funds.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-advisers’ profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Additional Information
(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ Manager, The Consulting Group, a division of Consulting Group Advisory Services LLC (“CGAS”).

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by a double asterisk.

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Non-Interested Trustees
John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust; Trustee, UBS Funds

Adela Cepeda c/o MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds (Mercer); Trustee, UBS Funds; Director, Ft. Dearborn Income Securities
Stephen E. Kaufman 277 Park Ave., 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005-2007); previously, President and Chief Executive Officer, Smith Barney (2002-2004).	11	None

Mark J. Reed 101 S. Hanley Road., Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance, Officer, Bush O’Donnell Investment Advisors, Inc., (1988-present)	11	None

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Interested Trustees**

James F. Walker MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1963	Trustee	Since 2010	Managing Director, Head of Investment Advisory Services, MSSB (2010-present)	N/A	N/A
	Chief Financial Officer and Treasurer	Since 2007	Managing Director and Chief Operating Officer, Investments Products and Markets, MSSB (2009-2010), previously, Managing Director, Citigroup Global Markets Inc. (“CGM”) and Chief Operating Officer, Smith Barney’s Investment Advisory Services (“IAS”)(2006-2009); Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2006.

Officers:

James J. Tracy MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1957	Chief Executive Officer and President	Since 2007	Managing Director, COO, Distribution & Development, Morgan Stanley Smith Barney Wealth Management (2010-present); Managing Director, Head of Investment Advisory Services, MSSB (2009-2010); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of IAS (2008-2009); Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006)	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Thomas J. Butler MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1957	Investment Officer	Since 2010	Managing Director and Director of Product and Platform Development, Business Management & Operations, MSSB (2009-present); Chief Operating Officer of Citi Global Wealth Management, Investments Unit (2005-2009)	N/A	N/A

Greg Sieghardt MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1977	Chief Administrative Officer	Since 2010	Program Director, MSSB, Third Party Investment Advisory Programs and CGCM Funds (2010-present); Director, Smith Barney Separately Managed Account and Mutual Fund Advisory Programs (2009-2010); Senior Product Manager, Smith Barney Separately Managed Account Programs (2008-2009); Senior Program Manager Fee Based Brokerage Programs (2005-2007)	N/A	N/A

Paul F. Gallagher MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director and Associate General Counsel, MSSB (2009-present); Director and Associate General Counsel, CGM (2006-2009); Senior Vice President and General Counsel, ICMA Retirement Corporation (1998-2006)	N/A	N/A

Dominic Maurillo MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Chief Operating Officer and Investment Officer	Since 2007	Vice President, MSSB (2009-present); Senior Vice President, CGM (2009); First Vice President, CGM (2007-2009); Senior Vice President, D.F. King & Co., Inc. (1994-2007)	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Alison LeMieux MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1976	Investment Officer	Since 2010	Vice President, MSSB (2004-present); Director of CGCM Funds & MSSB Global Impact Funding Trust (2010-present); Head of Business Coordination and Project Management for Consulting Group (2008-2010); Regional Wholesaler, Supervisor and Sales Manager, Unit Investment Trust Department (2000-2008)	N/A	N/A

Steven Hartstein MSSB 34 Exchange Place, Plaza 2 3rd Floor Jersey City, NJ 07302 Birth Year: 1963	Chief Compliance Officer	Since 2006	Executive Director, MSSB (2009-present); Director, CGM and Assistant Director, IAS Compliance, Smith Barney (2008-2009); Senior Vice President, CGM and Assistant Director, IAS Compliance, Smith Barney (2006-2007); Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006)	N/A	N/A

Jeanine Larrea MSSB 485 Lexington Ave., 11th Floor New York, NY 10017 Birth Year: 1966	Anti-Money Laundering Compliance Officer	Since 2009	Executive Director and Deputy AML Compliance Officer, MSSB (2010-present); Vice President and Deputy AML Compliance Officer, MSSB (2009-2010); Vice President, Morgan Stanley & Co. (2004-2009)	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Halvard Kvaale MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1963	Investment Officer	Since 2009	Managing Director and Head of Portfolio Advisory Services, MSSB (2009-present); Managing Director and Head of Global Advisor Research, Morgan Stanley & Co. (2006-2009); Head of Global Manager Research and Fee-based Advisory Solutions, Deutsche Bank (2000-2006)	N/A	N/A

Vincenzo Alomia MSSB 2000 Westchester Ave. Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Vice President, Portfolio Construction, Portfolio Advisory Services, MSSB (2009-present); Vice President and Senior Research Analyst, Morgan Stanley & Co. (2006-2009)	N/A	N/A

Jay T. Shearon MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2007	Vice President, MSSB (2009-present); Vice President, CGM (2005-2009); Assistant Vice President, CGM (2000-2005)	N/A	N/A

Robert Seidel MSSB 650 S. Exeter St. Baltimore, MD 21202 Birth Year: 1975	Investment Officer	Since 2007	Vice President, MSSB (2009-present); First Vice President, CGM (2006-2009); Vice President, Legg Mason, Inc. (1997-2006)	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Sean Lutz MSSB 222 Delaware Ave. Wilmington, DE 19801 Birth Year: 1971	Assistant Treasurer	Since 2010	GWM Controllers – Consulting Group Finance Support, MSSB (2009 — present); Billing Manager for managed accounts, Legg Mason (2006-2009); Accounting Manager, D.M. Bowman, Inc. (2000 — 2006)	N/A	N/A
Israel Grafstein MSSB 485 Lexington Ave., 11th Floor New York, NY 10017 Birth Year: 1974	Assistant Secretary	Since 2006	Vice President and Associate General Counsel, MSSB (2009-present); Senior Vice President and Associate General Counsel, CGM (2008-2009); First Vice President and Associate General Counsel, CGM (2006-2007); Legal Counsel, Credit Suisse Asset Management (2005)	N/A	N/A.

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Walker is an “interested person” of the Trust as defined in the 1940 Act as he is an officer of MSSB.

Important Tax Information
(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2010:

	Large	Large	Small		Emerging
	Capitalization	Capitalization	Capitalization	International	Markets
	Growth	Value Equity	Value Equity	Equity	Equity
	Investments	Investments	Investments	Investments	Investments

Record Date:	12/4/2009	12/4/2009	12/4/2009	12/4/2009	12/4/2009
Payable Date:	12/7/2009	12/7/2009	12/7/2009	12/7/2009	12/7/2009
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	92.47%	100.00%	69.04%	86.84%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	83.84%	100.00%	0.39%	—
Foreign Source Income	—	—	—	81.85%*	96.59	%*
Foreign Tax Paid Per Share	—	—	—	$0.01932	$0.03689

	Core Fixed		International	Municipal	Money
	Income	High Yield	Fixed Income	Bond	Market
	Investments	Investments	Investments	Investments	Investments

Record Date:	12/4/2009	Monthly	Monthly	Monthly	Monthly
Payable Date:	12/7/2009	Monthly	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	0.84%	—	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	1.42%	—	—	—
Interest from Tax-Exempt Obligations	—	—	—	100.00%	—
Interest from Federal Obligations	44.98%	0.09%	21.77%	—	22.47%
Long-Term Capital Gain Dividend	$0.07809	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

CITIGROUP GLOBAL MARKETS INC.
Distributor

CONSULTING GROUP ADVISORY SERVICES LLC
Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-374-9999 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-374-9999 (ask for “Consulting Group”), (2) on the Funds’ website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html and (3) on the SEC’s website at www.sec.gov.

© 2010 Morgan Stanley Smith Barney LLC (“MSSB”). Consulting Group Advisory Services LLC (“CGAS”) (formerly Citigroup Investment Advisory Services LLC) is a business of MSSB. Securities are offered through Citigroup Global Markets Inc., a clearing broker of MSSB and an affiliate of CGAS and MSSB. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

Consulting Group Capital Markets Funds
2000 Westchester Avenue
Purchase, NY 10577

TK 2120A, 8/10

ITEM 2. CODE OF ETHICS.
As of the period ended August 31, 2010 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).
The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
AUDIT FEES —
(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2010 and August 31, 2009 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $387,000 in 2010 and $322,500 in 2009.
(b) Audit-Related Fees. There were no fees billed for each of the last two fiscal years ended August 31, 2010 and August 31, 2009 for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4.
(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2010 and August 31, 2009 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $76,050 in 2010 and $65,270 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
(d) All Other Fees. There were no other fees billed for each of the last two fiscal years ended August 31, 2010 and August 31, 2009 for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).
(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2010 and 2009; Tax Fees were 100% for 2010 and 2009; and Other Fees were 0% for 2010 and 2009.
(f) Not Applicable.
(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 in 2010 and 2009.
(h) Consulting Group Capital Markets Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.
ITEM 6. INVESTMENTS.
A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.
Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, as amended, 17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not Applicable.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Consulting Group Capital Markets Funds

By:	/s/ JAMES J TRACY
James J. Tracy
Chief Executive Officer Consulting Group Capital Markets Funds
Date: November 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J TRACY
James J. Tracy
Chief Executive Officer Consulting Group Capital Markets Funds
Date: November 8, 2010

By:	/s/ JAMES F WALKER
James F. Walker
Chief Financial Officer Consulting Group Capital Markets Funds
Date: November 8, 2010